Exhibit 10.1
EMPLOYMENT AGREEMENT
THIS EMPLOYMENT AGREEMENT (this “Agreement”) is made and entered into as of this 1st day of September 2010, by and between Sun River Energy, Inc., a Colorado Corporation (the “Company”), and Thomas Schaefer, a Texas resident (“Employee”).
RECITALS:
The Company desires to employ Employee, and Employee desires to be employed by the Company, on the terms and conditions hereinafter provided.
AGREEMENT:
NOW, THEREFORE, in consideration of the foregoing, of the mutual promises herein contained, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:
Section 1. Term of Employment.
This Agreement will remain in effect from the date hereof until the earlier of (i) three (3) years (the “Initial Term”), (ii) the time when this Agreement is terminated in accordance with its terms, or (iii) the sale of the Company or substantially all of its assets, or a Company Sale.
Provided that this Agreement has not been terminated prior to the expiration of the Initial Term in accordance with the terms contained herein, subsequent to such time, Employee’s employment hereunder shall be automatically continued for successive additional terms of one (1) year each unless written notice of non-renewal is given by either party no less than 30 days prior to the end of the Initial Term or any additional term, as applicable.
Section 2. Responsibilities of Employee.
(a)	During the Employment Period, Employee shall serve as a senior petroleum engineer. Employee shall report to the COO and as otherwise required by the CEO at his sole discretion. Employee shall perform the following duties:
(i)	participate in the development and analysis of potential acquisitions and/or divestitures;

(ii)	participation in implementation and oversight of exploration and/or development drilling activities including, but not limited to engineering and geological matters;

(iii)	participate in production, maintenance and operation of Company oil and gas assets including, but not limited to, development and maintenance of reserves information on all oil and gas assets; and
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(iv)	all other such duties as may be assigned from time to time by the CEO.
Further, it is contemplated that upon acceptance of this offer, Management will recommend to the Board of Directors that Employee be appointed as Vice President of Engineering. Upon approval by the Board of Directors, Employee shall undertake and assume the responsibility of performing for and on behalf of the Company any and all duties of the Vice President of Engineering and shall have the duties, functions, responsibilities and authority commensurate with such office as are from time to time delegated to Employee by the Management of the Company.
(b)	Except for activities permitted in connection with the investments and activities set forth on Schedule 7(b), during the Employment Period, Employee shall devote his full time, skill, and attention and his best efforts during normal business hours to the business and affairs of the Company to the extent necessary to discharge faithfully and efficiently the duties and responsibilities delegated and assigned to Employee herein or pursuant hereto, except for usual, ordinary, and customary periods of vacation and absence due to illness or other disability, and shall not be engaged (whether or not during normal business hours) in any other business or professional activity, whether or not such activity is pursued for gain, profit, or other pecuniary advantage; provided, however, that Employee may:
(i)	serve or continue to serve in any capacity with any not-for-profit business or professional organization, association, or entity,
(ii)	serve on the board of directors or comparable governing body of any business entity located in the same community as the Company’s headquarters and not engaged in a business or activity competitive with the business of the Company or any of its subsidiaries or Affiliates, and
(iii)	deliver lectures, fulfill speaking engagements, or teach at educational institutions, so long as all activities conducted by Employee pursuant to clauses (i) through (iii) of this proviso do not unreasonably interfere with the performance and fulfillment of Employee’s duties and responsibilities as an Employee of the Company in accordance with this Agreement and are not in violation of then on-competition provisions of Section 7 of this Agreement. In the case of the activities described in clause (iii) of this proviso, Employee will give the Board at least ten (10) days prior notice of his intention to engage in any such activity, such notice to describe briefly the activities in which Employee proposes to be engaged.
(c)	All services that Employee may render to the Company or any of its subsidiaries or Affiliates in any capacity during the Employment Period shall be deemed to be services required by this Agreement and consideration for the compensation provided for herein.
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Section 3. Compensation.
(a)	As compensation for the services to be rendered by Employee for the Company under this Agreement, the Company shall pay Employee during the Employment Period an annual salary of $225,000.00 (“Base Pay”), which amount may be adjusted upward by the Management of the Company, in its sole discretion, from time to time. Such annual salary shall be earned and payable periodically in equal installments in accordance with the Company’s normal payroll practices, including applicable deductions and withholdings. Base Pay will be subject to annual review pursuant to the Company’s normal review policy for other similarly situated Employees of the Company and any changes in Base Pay will be communicated in writing to Employee.
(b)	Upon the closing of the acquisition and purchase of the property known as “the Katy Purchase” (The specific details of the assets to be purchased attached hereto as Exhibit A), the Company shall issue to Employee in escrow, priced as of the Effective Date of the Katy PSA, Two Hundred Fifty Thousand (250,000) shares of its Common Stock (“Common Stock”), which shall become earned and vest, in terms of ownership and voting rights, 1/12th per month thereafter (each a “Vesting Date”) during the Term and shall be subject to the right of first refusal and repurchase (“Right of First Refusal”) contained in Exhibit B. Any unexercised vested options shall terminate within 30 days of Employees leaving the Company.
(c)	With respect to stock options, the Company shall issue to Employee Stock Options (“Stock Options”) exercisable into 250,000 Two Hundred Fifty Thousand (250,000) shares of Common Stock of the Company pursuant to the terms of the 2010 Sun River Energy, Inc. Stock Option and Award Incentive Plan, as amended (the “Stock Plan"). The Stock Options shall be issued to Employee on the Effective Date and shall be earned and vest 1/36th each month thereafter (each a “Vesting Date”) during the Term. The exercise price of the Stock Options shall equal the average fair market value of a share of the Company’s common stock on the Effective Date. Any unexercised vested options shall terminate within 30 days of Employees leaving the Company.
(d)	At the sole discretion of the Management of the Company, the Employee may earn additional stock options and cash bonuses. These additional benefits will be subject to all applicable deductions and withholdings at the discretion of the Management of the Company.
Section 4. Expenses.
The Company will advance, pay or reimburse Employee, in accordance with the regular policies of the Company, for all pre-approved reasonable and necessary business expenses incurred by Employee in furtherance of or in connection with performing his obligations under this Agreement during the Term and consistent with the Company’s annual budget. Such expenses shall be reimbursed to the extent they are incurred and accounted for in accordance with the policies and practices of the Company as in effect from time to time.
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Section 5. Vacation and Other Benefits.
(a)	During the Employment Period, Employee shall be entitled to four (4) weeks of paid vacation during each twelve-month period commencing on the calendar year beginning January 1, 2011. These four (4) weeks shall vest equally over a 12 month period. Employee shall also be entitled to all paid holidays given by the Company to its employees. Employee agrees to utilize his vacation at such time or times as are:
i)	(i) consistent with the proper performance of his duties and responsibilities under this Agreement, and
ii)	(ii) mutually convenient for the Company and Employee.
Employee agrees to take two (2) consecutive weeks vacation each year unless otherwise authorized by the CEO of the Company. Employee agrees only one (1) weeks unused vacation shall carry forward all other unused vacation shall be lost.
(b)	During the Employment Period, Employee shall be entitled to participate in all employee welfare benefit plans, programs, and arrangements provided by the Company from time to time to its employees generally, subject to and on a basis consistent with the terms, conditions, and overall administration (including eligibility and vesting requirements) of such plans, programs, and arrangements. Such plans may include health, dental, retirement or other such programs which may be to the benefit of the Company’s employees.
Section 6. Business Opportunities and Intellectual Property.
(a)	During the Employment Period, Employee shall promptly disclose to the Company all Business Opportunities and Intellectual Property (each as defined herein).
(b)	Employee hereby assigns and agrees to assign to the Company, its successors, assigns or designees, all of Employee’s right, title and interest in and to all Business Opportunities and Intellectual Property, and further acknowledges and agrees that all Business Opportunities and Intellectual Property constitute the exclusive property of the Company.
(c)	For purposes hereof, “Business Opportunities” shall mean all business ideas, prospects, proposals or other opportunities pertaining to the E&P Business (as defined herein), including the lease, acquisition, exploration, production, gathering, transporting, storing or marketing of hydrocarbons and related products (including becoming financially interested in any of the above) and the exploration potential of geographical areas on which hydrocarbon exploration prospects are located (other than those interests described on Schedule 7(b) and except for activities permitted pursuant to Section 7(b)), which are:
(i)	developed by Employee
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(A)	(A) during the Employment Period, or
(B)	(B) before the Employment Period, but only to the extent
1.	of Employee’s rights thereto,
2.	it would not breach any duty or obligation of Employee to a third party during such period, and
3.	it pertains to the E&P Business plays, prospects or areas of interest identified on Schedule 6(c) attached hereto; or
(ii)	originated by any third party and brought to the attention of Employee
(A)	during the Employment Period, or
(B)	before the Employment Period, but only to the extent
1.	of Employee’s rights thereto,
2.	it would not breach any duty or obligation of Employee to a third party during such period, and
3.	it pertains to the E&P Business plays, prospects or areas of interest identified on Schedule 6(c) attached hereto; together, with information relating thereto, including, without limitation, any Business Records (as defined herein).
(d)	For purposes hereof “Intellectual Property” shall mean all ideas, inventions, discoveries, processes, designs, methods, substances, articles, computer programs and improvements relating to the E&P Business (including, without limitation, enhancements to or further interpretation or processing of such information, but excluding any of the same that result from activities permitted pursuant to Section 7(b)), whether or not patentable or copyrightable, which do not fall within the definition of Business Opportunities, which are discovered, conceived, invented, created or developed by Employee, alone or with others:
(i)	during the Employment Period if such discovery, conception, invention, creation, or development
(A)	occurs in the course of Employee’s employment with the Company, or
(B)	occurs with the use of any of the Company’s time, materials, facilities or other assets, or
(C)	in the opinion of the Board, relates or pertains in any way to the Company’s purposes, activities or affairs, or
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(ii)	before the Employment Period, but only to the extent
(A)	of Employee’s rights thereto and
(B)	it would not breach any duty or obligation of Employee to a third party during such period and
(C)	it pertains to the E&P Business plays, prospects or areas of interest identified on Schedule 6(c) attached hereto.
Section 7. Restrictive Covenants.
(a)	Non-Disclosure. Employee acknowledges that the services he is to render in the course of his employment by the Company are of a special and unusual character with unique value to the Company. Employee further acknowledges that during the Employment Period, the Company has agreed to provide him as one of its employees special training and knowledge, Business Opportunities, Intellectual Property and Confidential Information (as defined herein). Employee further acknowledges that the Company has agreed to provide him access to and simultaneous to the execution of this Agreement he shall receive from the Company certain Confidential Information (as defined herein). Employee covenants and agrees that he will not at any time, either during or subsequent to his employment, disclose to any third party or directly or indirectly make use of, except for business of the Company, any special training and knowledge, Business Opportunities, Intellectual Property or Confidential Information received from the Company or any of its subsidiaries. Ancillary to and in an effort to enforce Employee’s agreement to protect and not to disclose the Company’s or its subsidiaries’ information as set forth in this Section 7, Employee covenants and agrees to the restrictions and obligations set forth in this Section 7. This subsection is expressly subject to Section 7(f).
(b)	Non-Competition During Employment. In consideration for Employee’s agreement under Sections 7(b) and (c), Employee shall receive $25,000.00 per year above his Base Pay which shall be earned and payable periodically in equal installments in accordance with the Company’s normal payroll practices, including applicable deductions and withholdings, plus the Company shall disclose to Employee proprietary information he does not currently have access to and which is not public information including, but not limited to, the scientific data for the properties in the Raton Basin owned by the Company and information concerning geology, engineering and leasehold operations of the Company now or in the future in East Texas. This subsection and following subparts are expressly subject to Section 7(f).
(i)	Except for services related to the activities and interests described on Schedule 7(b), during the Employment Period, Employee shall not directly or indirectly be employed by or render advisory, consulting or other services in connection with any business enterprise or person, other than
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the Company, that is engaged in leasing, acquiring, exploring, producing, gathering, transporting, storing or marketing hydrocarbons and related products (the “E&P Business”).
(ii)	Except as described on Schedule 7(b), during the Employment Period, Employee shall not, directly or indirectly, in any capacity (including, without limitation, as a proprietor, investor, director or officer or in any other individual or representative capacity), be financially interested in or engage in the E&P Business other than through the Company.
(iii)	Except as described on Schedule 7(b), during the Employment Period, all investments made by Employee (whether in his own name or in the name of any Family Member or made by any of Employee’s Affiliates), which relate to the E&P Business shall be made solely through the Company; and Employee will not (directly or indirectly through any Family Member) in any capacity (including alone, as a member, partner, joint venture, equity holder, lender or in any other capacity), and will not permit any of his Affiliates to,
(A)	invest or otherwise participate alongside the Company in any Business Opportunities, or
(B)	invest or otherwise participate in any business or activity relating to a Business Opportunity, regardless of whether the Company ultimately participates in such business or activity.
(c)	Non-Competition After Employment. Except as related to the interests described on Schedule 7(b), upon termination of Employee’s employment by the Company pursuant to Sections 8(b) or 8(c), or by Employee without Good Reason, Employee agrees that for a period commencing upon the date of termination of Employee’s employment hereunder (the “Termination Date”) and ending upon the later to occur of
(i)	the first anniversary of the Termination Date, or
(ii)	the third anniversary of the date hereof, Employee shall not, directly or indirectly (including, without limitation, as a proprietor, investor, director or officer or in any other individual or representative capacity)
(A)	own, acquire, or solicit the acquisition of, or assist any other person to own, acquire or solicit the acquisition of, any Oil and Gas Interests (as defined herein), or any option or other right to acquire any Oil and Gas Interests, in any case pertaining to or covering, in whole or in part, the Lands (as defined herein); or
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(B)	engage in or assist any other person to engage in the E&P Business on or with respect to the Lands.
This subsection is expressly subject to Section 7(f).
As used in this Section 7, the term:
(i)	“Oil and Gas Interests” means all: (1) oil and gas leases, mineral interests, oil, gas and mineral leasehold interests, fee interests, royalty interests (including, without limitation, landowner royalty interests, nonparticipating royalty interests and overriding royalty interests), production payments, net profits interests, subleases, mineral servitudes, licenses, easements, pooling orders and other interests in oil, gas and other hydrocarbons, (2) contract rights, joint operating agreements, farm out agreements, pooling agreements, seismic agreements, cost sharing arrangements and other agreements relating to the interests under the foregoing clause (1) or the E&P Business, (3) wells, equipment, associated personal property, pipelines, fixtures and other assets related to the foregoing, and (4) other operations, rights, titles and interests relating directly or indirectly to the drilling, exploration, development, operation, marketing, sale or other disposal of the foregoing assets and interests.
(ii)	“Lands” means any and all lands lying upon or within three (3) miles of: (1) the boundary of any drilling or spacing unit within which a producing well lies in which the Company has or had an interest on or prior to the Termination Date; (2) the boundary of any other Oil and Gas Interest in which the Company has or had an interest on or prior to the Termination Date; or (3) the boundary of any Prospect (as defined herein).
(iii)	“Prospect” means an area encompassing territory generally considered unproven or semi-proven in nature in accordance with generally accepted standards and practices in the oil and gas industry which
(A)	the Board has or had designated, on or prior to the Termination Date,
1.	as being prospective for the discovery of oil, gas, or other hydrocarbons, or
2.	for the significant extension of a pool or deposit of oil, gas, or other hydrocarbons theretofore discovered, and
(B)	the Company has acquired or generated proprietary geological and geophysical information in respect of such territory or has the right to review geological and geophysical information of a third party in respect of such territory.
(d)	During the Employment Period and thereafter until the date upon which the sale of the Company or substantially all of its assets is consummated, Employee will not disclose to
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any third party directly or indirectly or indirectly make use of, except for the business of the Company, any Confidential Information. For purposes of this Section 7, it is agreed that Confidential Information means any and all trade secrets and confidential or proprietary information pertaining to the Company (the “Confidential Information”). For purposes of this Section 7, it is agreed that Confidential Information includes, without limitation, any information heretofore acquired or acquired during the term hereof, developed or used by the Company relating to Business Opportunities or Intellectual Property or other geological, geophysical, economic, financial or management aspects of the business, operations, properties or prospects of the Company whether oral or in written form in a Business Record (as defined in Section 7(g) below). Notwithstanding the foregoing, no information of the Company will be deemed confidential for the purposes of this Section 7(d) if such information is or becomes public knowledge through no wrongful act of Employee or was previously known by Employee prior to entering into this Agreement and has not been utilized by the Company. This subsection is expressly subject to Section 7(f).
(e)	Non Solicitation. Except in the event of the termination of Employee’s employment by Employee for Good Reason or as provided in the next sentence, during the period commencing upon the Termination Date and ending upon the later to occur of
(i)	the first anniversary of the Termination Date, or
(ii)	the third anniversary of the date hereof, Employee may not
(A)	solicit, raid, entice or induce, directly or indirectly, any employee (or person who was previously an employee within one (1) year of the Termination Date) of the Company (other than secretarial or similarly-positioned personnel) or any other person who is under contract with or rendering services to the Company in an employee-like capacity, to
1.	terminate his employment by, or contractual relationship with, the Company,
2.	refrain from extending or renewing the same (upon the same or new terms),
3.	refrain from rendering services to or for the Company,
4.	become employed by or to enter into contractual relations with any persons other than the Company, or
5.	enter into a relationship with a competitor of the Company or
(B)	divert or attempt to divert, any person, concern or entity from doing business with the Company, or attempt to induce any such person, concern or entity to cease being a customer or supplier of the Company. Notwithstanding any other provision of this Agreement, none of the restrictions set forth in this Section 7(e)
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shall apply from or after the date of the consummation of the sale of the Company or substantially all of its assets, or a Company Sale.
This subsection is expressly subject to Section 7(f).
(f)	Remedies for Breach and Injunctive Relief. Employee acknowledges and agrees that the services to be rendered by him to the Company as one of its employees are of a special, unique and extraordinary character and, in connection with such services, he will have access to Business Opportunities, Intellectual Property and Confidential Information vital to the Company’s businesses. By reason of this, Employee consents and agrees that if he violates any of the provisions of this Section 7, the Company would sustain irreparable harm and, therefore, in addition to any other remedies which the Company may have under this Agreement or otherwise, the Company shall be entitled to an injunction restraining Employee from committing or continuing any such violation of this Agreement. Such right to an injunction shall be cumulative and in addition to, and not in lieu of, any other remedies to which the Company may show itself justly entitled. Further, Employee expressly acknowledges and agrees that such injunction may be obtained without notice to Employee or bond and that in the event a court of competent jurisdiction requires a bond, it shall not exceed One Thousand Dollars ($1,000.00).
(g)	Return of Business Records. Employee agrees to promptly deliver to the Company, upon the expiration of the Employment Period, or at any other time when the Company so requests, all material relating to the business of the Company, including, without limitation: all geological and geophysical reports and related data such as maps, charts, logs, seismographs, seismic records and other reports and related data, calculations, summaries, memoranda and opinions relating to the foregoing, production records, electric logs, core data, pressure data, lease files, well files and records, land files, abstracts, title opinions, title or curative matters, contract files, notes, records, drawings, manuals, correspondence, financial and accounting information, customer lists, statistical data and compilations, patents, copyrights, trademarks, trade names, inventions, formulae, methods, processes, agreements, contracts, manuals or any other materials relating to the business of the Company (in this Section 7, collectively called the “Business Records”), and all copies thereof and therefrom, provided that the Employee shall not be required to deliver to the Company any Business Records relating to the interests and activities described on Schedule 7(b). Employee confirms that all of the Business Records (and all copies thereof and therefrom) that are required to be delivered to the Company pursuant to this Section 7 constitute the property of the Company. The obligation of confidentiality set forth in this Section 7 shall continue notwithstanding Employee’s delivery of any such documents to the Company. This subsection is expressly subject to Section 7(f).
(h)	Employee represents and covenants that the execution, delivery and performance by Employee of this Agreement and the services he is to render to the Company as contemplated by this Agreement will not:
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(i)	be in contravention of or result in any breach or constitute a default under any applicable law, rule, regulation, judgment, license, permit or order or any material loan, note or other agreement or instrument to which Employee is a party or by which he or any of his properties are bound,
(ii)	result in the Employee disclosing or utilizing any trade secret or proprietary information or documentation of any Person, or
(iii)	violate any confidential relationship which Employee may have had with any Person.
This subsection is expressly subject to Section 7(f).
(i)	The existence of any claim or cause of action of Employee against the Company or any officer, manager, or member of the Company, whether predicated on this Agreement or otherwise, shall not constitute a defense to the enforcement by the Company of the covenants of Employee contained in this Section 7. This subsection is expressly subject to Section 7(f). In addition, the provisions of this Section 7 shall continue to be binding upon Employee in accordance with their terms, notwithstanding the termination of Employee’s employment hereunder for any reason.
(j)	The parties to this Agreement agree that the limitations contained in this Section 7 with respect to time, geographical area, and scope of activity are reasonable. However, if any court should determine that the time, geographical area, or scope of activity of any restriction contained in this Section 7 is unenforceable, it is the intention of the parties that such restrictive covenants set forth herein shall not thereby be terminated but shall be deemed amended to the extent required to render it valid and enforceable.
(k)	Nothing contained in this Section 7 shall be construed to prohibit Employee from investing in stock or other securities listed on a national securities exchange or actively traded in the over-the-counter market of any corporation or other entity engaged in a business or activity competitive with the business of the Company or any of its subsidiaries, provided that Employee, his Family Members and each of their respective Affiliates shall not, directly or indirectly, hold more than a total of three percent (3%) of all such shares of stock or other securities issued and outstanding, and provided further that Employee shall not perform any services on behalf of, or in the operation of the affairs of, such corporation or other entity.
(l)	During any period in which Employee is in breach of any of the covenants set forth in this Section 7, the time period with respect to such covenant shall be extended for an amount of time that Employee is in breach thereof.
Section 8. Termination of Employment.
(a)	Employee’s employment hereunder shall terminate automatically upon his death.
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(b)	If the Company determines in good faith that the Disability (as defined herein) of Employee has occurred during the Employment Period, the Company may notify Employee of the Company’s intention to terminate Employee’s employment hereunder for Disability. In such event, Employee’s employment hereunder shall terminate effective on the fifth day following the date such notice of termination is given to Employee. For purposes of this Agreement, the “Disability” of Employee shall be deemed to have occurred if Employee shall have been unable to perform his essential duties hereunder for a period consisting of 90 continuous days within any given period of 365 consecutive days, (excluding any leaves of absence approved by the Board and the number of days of accrued vacation of Employee) as a result of his physical or mental incapacity; provided that, if Employee has a physical or mental impairment that substantially limits one or more major life activities, as defined under the Americans with Disabilities Act, the Company may extend the 90-day period to reasonably accommodate Employee’s impairment.
(c)	The Company may terminate Employee’s employment hereunder at any time for Cause. For purposes of this Agreement, “Cause” shall mean any of the following:
(i)	the breach by Employee of his duties as an employee of the Company, which breach is materially detrimental to the Company, monetarily or otherwise,

(ii)	the failure of Employee to comply in any material respect with any written or oral direction of the CEO which reasonably relates to the performance of his duties that he is physically able to perform and which would not require him to perform an illegal act or breach any agreement to which the Company is a party,

(iii)	the failure of Employee to substantially perform his duties as an employee after demand for substantial performance is delivered by the Company to Employee that specifically identifies the manner in which the Company believes that Employee has not substantially performed his duties,

(iv)	the commission by Employee of any criminal act that constitutes a felony or involves fraud, dishonesty, or moral turpitude,

(v)	Employee’s failure to render the services to the Company as contemplated under this Agreement as a result of alcohol or drug use,

(vi)	the taking by Employee of any action, knowing or with reckless disregard that it is adverse in a material respect to the interests of the Company, its members, or its assets,

(vii)	the willful, material violation by Employee of any employer policies of the Company or its Affiliates, and

(viii)	the material breach by Employee of any of his material covenants and agreements contained in this Agreement, including but not limited to
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non-disclosure as set forth in Section 7(a) and non-compete as set forth in Section 7(b).
With respect to clauses (i), (ii), (iii) and (v), Cause shall only exist if Employee fails to cure such matter within ten (10) days after receiving written notice from the Company.
(d)	The Company may terminate Employee’s employment hereunder at any time without Cause upon thirty (30) days notice to Employee.
(e)	Employee may terminate his employment hereunder at any time for Good Reason or without Good Reason upon thirty (30) days advance notice to the Company. For purposes of this Agreement, “Good Reason” means:
(i)	the Company’s failure to timely pay any compensation due to Employee under this Agreement, including failure to provide any stock or stock options due under Section 3 or
(ii)	a reduction in Employee’s compensation without Employee’s written consent.
Notwithstanding anything herein to the contrary, Good Reason shall exist only if the Company fails to cure the matter described in clauses (i) and (ii) of this Section 8(e) within 30 days after written notice from Employee.
(f)	In the event of the termination of Employee’s employment hereunder (for any reason other than the death of Employee), Employee agrees that if at such time he is a manager or officer of the Company or any of its subsidiaries, he will promptly deliver to the Company his written resignation from all such positions, such resignation to be effective as of the date of termination.
Section 9. Obligations of Company Upon Termination of Employment.
(a)	If Employee’s employment hereunder is terminated pursuant to Sections 8(a), 8(b) or 8(c), or if Employee terminates his employment without Good Reason, the Company shall pay to Employee, or his estate, trust or similar Person if applicable, on the sixth (6th) day following the Termination Date or the next regularly scheduled pay day of the Company following the Termination Date, (i) any accrued but unpaid Base Salary provided for in Section 3 hereof for services rendered through the Termination Date, (ii) any accrued but unpaid expenses required to be reimbursed under Section 4 and (iii) any vacation accrued to the Termination Date.
(b)	If Employee’s employment hereunder is terminated by the Company for any reason (other than for death or Disability or pursuant to Section 8(c)) or by Employee for Good Reason, the Company shall pay to Employee:
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(i)	on the sixth (6th) day following the Termination Date or the next regularly scheduled pay day of the Company following the Termination Date, respectively,
(A)	any accrued but unpaid Base Salary provided for in Section 3 hereof for services rendered through the Termination Date,
(B)	any accrued but unpaid expenses required to be reimbursed under Section 4, and
(C)	any vacation accrued to the Termination Date, and
(ii)	severance pay in an amount equal to Employee’s Base Salary pursuant to Section 3 for a period beginning on the Termination Date and ending one (1) year from the Termination Date or if the Termination Date occurs in the third (3rd) year of this Agreement then Employee shall receive his pro-rata Base Salary until the third (3rd) anniversary of the date of this Agreement. Payments shall be payable in equal monthly installments beginning on the last day of the first month following the Termination Date; provided, however, that none of the benefits payable under Section 9(b)(ii) will be payable unless, and the obligation to pay any severance pursuant to Section 9(b)(ii) shall not accrue until, the Employee has signed and delivered an executed general release, which has become irrevocable, satisfactory to the Company in its reasonable discretion, releasing the Company and its Affiliates and their respective officers, directors, managers, members, partners and employees from any and all claims or potential claims arising from or related to the Employee’s employment or termination of employment.
(iii)	For the avoidance of doubt, if Employee is terminated without Cause or Employee terminates his employment for Good Reason, and thereafter Employee engages in the activities that are within the scope of the restrictions described in Section 7, Employee shall not be entitled to the severance payment described in clause (ii) of this Section 9(b).
Section 10. Withholding Taxes.
The Company shall withhold from any payments to be made to Employee hereunder such amounts (including social security contributions and federal income taxes) as shall be required by federal, state, and local withholding tax laws.
Section 11. Attorneys’ Fees and Costs.
In the event there is any litigation between the parties hereto with respect to this Agreement, the prevailing party in such litigation shall be entitled to recover all attorneys’ fees and costs incurred by such party in connection with such litigation.
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Section 12. Notices.
All notices, requests, or consents provided for or permitted to be given under this Agreement must be in writing and must be given either by depositing that writing in the United States mail, addressed to the recipient, postage paid, and registered or certified with return receipt requested or by delivering that writing to the recipient in person, by courier, by electronic transmission, or by facsimile transmission; and a notice, request, or consent given under this Agreement is effective on receipt by the person to receive it.
Section 13. Governing Law.
It is understood and agreed that the construction and interpretation of this Agreement shall at all times and in all respects be governed by the laws of the State of Texas.
Section 14. Assistance in Litigation.
During the Employment Period and for a period of four (4) years thereafter, Employee shall, upon reasonable notice, furnish such information and proper assistance to the Company as may reasonably be required by the Company in connection with any litigation in which the Company, or any of its subsidiaries or Affiliates is, or may become, a party. The Company shall reimburse Employee for
(i)	all reasonable, documented out-of-pocket expenses incurred by Employee in rendering such assistance subject to the Company’s reasonable policies regarding the reimbursement of expenses and
(ii)	reasonable compensation for Employee’s time in rendering such assistance if such assistance occurs after the Employment Period.
Section 15. Severability.
The invalidity or unenforceability of any one provision or more of the provisions of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect to the fullest extent permissible by law. Should any one or more of the provisions of this Agreement be held to be excessive, unreasonable, or otherwise unenforceable, then that provision shall be construed by limiting and reducing it so as to be reasonable and enforceable to the fullest extent compatible with applicable law.
Section 16. Survival.
Neither the expiration nor the termination of the term of Employee’s employment hereunder shall impair the rights or obligations of either party hereto which shall have accrued hereunder prior to such expiration or termination. The provisions of Sections 6, 7, 9, and 14 and the rights and obligations of the parties thereunder, shall survive the expiration or termination of the term of Employee’s employment hereunder.
Initial:

Section 17. Entire Agreement.
This Agreement, including the schedules attached hereto, contains the entire agreement and understanding by and between the Company and Employee with respect to the employment of Employee, and no representations, promises, agreements, or understandings, written or oral, not contained herein shall be of any force or effect. No waiver of any provision of this Agreement shall be valid unless it is in writing and signed by the party against whom the waiver is sought to be enforced. No valid waiver of any provision of this Agreement at any time shall be deemed a waiver of any other provision of this Agreement at such time or any other time.
Section 18. Modification.
No amendment, alteration or modification to any of the provisions of this Agreement shall be valid unless made in writing and signed by both parties.
Section 19. Binding Effect; Assignment; No Third Party Benefit.
This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors, and assigns; provided, however, that the duties and responsibilities of Employee hereunder may not be assumed by, or delegated to, any other person. Nothing in this Agreement, express or implied, is intended to or shall confer upon any person other than the parties hereto, and their respective heirs, legal representatives, successors, and permitted assigns, any rights, benefits, or remedies of any nature whatsoever under or by reason of this Agreement.
Section 20. Counterparts.
This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute but one and the same instrument.
Section 21. Voluntary Agreement.
Each party to this Agreement has read and fully understands the terms and provisions hereof, has had an opportunity to review this Agreement with legal counsel, has executed this Agreement based upon such party’s own judgment and advice of counsel (if any), and knowingly, voluntarily, and without duress, agrees to all of the terms set forth in this Agreement. The parties have participated jointly in the negotiation and drafting of this Agreement. If an ambiguity or question of intent or interpretation arises, this Agreement will be construed as if drafted jointly by the parties and no presumption or burden of proof will arise favoring or disfavoring any party because of authorship of any provision of this Agreement.
Section 22. Directly or Indirectly.
Where any provision of this Agreement refers to action to be taken by any person, or which such person is prohibited from taking, such provision shall be applicable whether such action is taken
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directly or indirectly by such person, including actions taken by or on behalf of any Affiliate of such person.
[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]
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SIGNATURE PAGE — SCHAEFER EMPLOYMENT AGREEMENT
IN WITNESS WHEREOF, executed this 6th day of August, 2010.
COMPANY:
Sun River Energy, Inc.

By:	/s/ Donal R. Schmidt, Jr.
Donal R. Schmidt, Jr., President and CEO

EMPLOYEE:
Thomas Schaefer

By:	/s/ Thomas Schaefer
Thomas Schaefer

Initial:

Schedule 6(c) - 1
SCHEDULE 6(c)
Schedule 7(b) - 1
SCHEDULE 7(b)
Employee is currently engaged in the following oil and gas activities and has ownership interests in the following Oil and Gas Interests:
Initial:

SCHEDULE 7(b)
Employee is currently engaged in the following oil and gas activities and has ownership interests in the following Oil and Gas Interests:
1)	GLG Council Member — The Gerson Lehrman Group Councils are industry- and discipline focused networks of consultants, physicians, scientists, engineers, attorneys, market researchers and other professionals from around the world. GLG Council Members enable decision-makers at investment firms, corporations and non-profit organizations to better understand the products, services, companies, issues, and industries on which they focus.
Gerson Lehrman Group Councils
301 Congress Avenue
Suite 900
Austin, Tx 78701
512-651-3700
2)	Guidepoint Global Adviser — Guidepoint Global is a primary research firm that provides investors and business decision-makers with on-demand access to its worldwide network of industry experts.
Guidepoint Global
730 Third Avenue
11th Floor
New York, NY 10017
212-838-9175
3)	Schaefer Oilfield Services LLC – Nichol Schaefer, spouse, is the sole member of Schaefer Oilfield Services and uses the LLC to facilitate consulting for Katy Resources as an Operations Engineering Technician. Tom Schaefer has no affiliation with Schaefer Oilfield Services.
Schaefer Oilfield Services LLC
4 Rock Point
Conroe, Tx 77304
936-537-2273

Schedule 7(b) - 1

PURCHASE AND SALE AGREEMENT
BETWEEN
KATY RESOURCES ETX, LLC
AS SELLER
AND
SUN RIVER ENERGY, INC.
AS PURCHASER
Executed on August 6, 2010

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(continued)

-ii-

(continued)

-iii-

(continued)

-iv-

EXHIBITS AND SCHEDULES

Exhibit A	Leases
Exhibit A-1	Properties
Exhibit A-2	Excluded Equipment
Exhibit B	Conveyance

Schedule 1.2(d)	Contracts
Schedule 1.2(e)	Surface Contracts
Schedule 1.3(d)	Existing Claims / Causes of Action
Schedule 1.3(g)	Leased Personal Property
Schedule 2.3	Allocated Value
Schedule 3.3(c)	Preferential Rights
Schedule 3.3(e)	Contested Taxes
Schedule 3.3(f)	Contested Mechanic and Materialman Liens
Schedule 5.7	Litigation
Schedule 5.8	Taxes and Assessments
Schedule 5.9	Outstanding Capital Commitments
Schedule 5.10	Compliance With Laws
Schedule 5.11(a)	Contested Costs
Schedule 5.11(b)	Other Contracts
Schedule 5.12	Payments For Production
Schedule 5.13	Gas Imbalances
Schedule 5.14	Governmental Authorizations
Schedule 5.15	Preferential Rights & Consents to Assign
Schedule 5.17	Payout Balances
Schedule 5.20	Other Property
Schedule 5.21	Leases
Schedule 7.5	Inventory / Surplus
Schedule 9.4(c)	Seller’s Wiring Instructions
Schedule 11.2(a)(iii)	Known Claims & Proceedings

-v-

PURCHASE AND SALE AGREEMENT
     This Purchase and Sale Agreement (the “Agreement”), is executed on August 6, 2010, by and between Katy Resources ETX, LLC, a Delaware limited liability company (“Seller”), and Sun River Energy, Inc., a Colorado corporation (“Purchaser”).
RECITALS:
     A. Seller desires to sell to Purchaser and Purchaser desires to purchase from Seller the Assets, in the manner and upon the terms and conditions hereafter set forth.
     NOW, THEREFORE, in consideration of the premises and of the mutual promises, representations, warranties, covenants, conditions and agreements contained herein, and for other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound by the terms hereof, agree as follows:
ARTICLE 1
PURCHASE AND SALE
     Section 1.1 Purchase and Sale.
     At the Closing, and upon the terms and subject to the conditions of this Agreement, Seller agrees to sell and convey to Purchaser and Purchaser agrees to purchase, accept and pay for the Assets. Capitalized terms used herein shall have the meanings ascribed to them in this Agreement as such terms are identified and/or defined in Article 13 hereof.
     Section 1.2 Assets.
     As used herein, the term “Assets” means, subject to the terms and conditions of this Agreement, all of Seller’s right, title, interest and estate, real or personal, recorded or unrecorded, movable or immovable, tangible or intangible, in and to the following, excluding, however, the Excluded Assets described as set forth in Section 1.3 hereafter:
     (a) All of the oil and gas leases; oil, gas and mineral leases; subleases and other leaseholds; carried interests; mineral fee interests; overriding royalty interests; farmout rights; options; and other properties and interests described on Exhibit A, subject to such depth limitations and other restrictions as may be set forth on Exhibit A or in such documents (collectively, the “Leases”), together with each and every kind and character of right, title, claim, and interest that Seller has in and to the Leases, the lands covered by the Leases or the Lands pooled, unitized, communitized or consolidated therewith (collectively the “Lands”);
     (b) All oil, gas, water or injection wells located on the Lands, whether producing, shut-in, not completed, or temporarily abandoned, including the interests in the wells shown on Exhibit A-1 attached hereto (the “Wells”);

     (c) Leasehold interest of Seller in or to any pools or units which include any Lands or all or a part of any Leases or include any Wells, including those pools or units shown on Exhibit A-1 (the “Units”, such Units together with the Leases, Lands and Wells, or in cases when there is no Unit, the Leases together with the Lands and Wells, being hereinafter referred to collectively as the “Properties” and individually as a “Property”), and including all interest of Seller in production from any such Unit, whether such Unit production comes from Wells located on or off of a Lease, and all tenements, hereditaments and appurtenances belonging to the Leases and Units;
     (d) Seller’s interest in, to and under or derived from all contracts, agreements and instruments by which the Properties are bound, or that relate to or are otherwise applicable to the Properties, including but not limited to, operating agreements, unitization, pooling and communitization agreements, declarations and orders, joint venture agreements, farmin and farmout agreements, water rights agreements, exploration agreements, participation agreements, exchange agreements, transportation or gathering agreements, agreements for the sale and purchase of oil, condensate, gas, casinghead gas and processing agreements (as identified on Schedule 1.2(d) and hereinafter collectively referred to as “Contracts”) but excluding any master service agreements and any contracts, agreements and instruments to the extent transfer is restricted by third-party agreement or applicable law and the necessary consents to transfer are not obtained pursuant to Section 3.5; and, provided that “Contracts” shall not include the instruments constituting the Leases, Surface Contracts and other instruments constituting the Seller’s chain of title to the Leases;
     (e) All easements, permits, licenses, servitudes, rights-of-way, surface leases and other surface rights (“Surface Contracts”) appurtenant to, and used or held for use primarily in connection with the Properties (as identified on Schedule 1.2(e)), excluding any permits and other appurtenances to the extent transfer is restricted by third-party agreement or applicable Law and the necessary consents to transfer are not obtained pursuant to Section 3.5;
     (f) As of date hereof (other than obsolete equipment sold or replaced after the date hereof), all equipment, machinery, fixtures, vehicles and other tangible personal property and improvements located on the Properties or lands covered by the Encana Farmout or used or held for use primarily in connection with the operation of the Properties or lands covered by the Encana Farmout including any wells, tanks, boilers, buildings, fixtures, injection facilities, saltwater disposal facilities, compression facilities, pumping units and engines, flow lines, pipelines, gathering systems, gas and oil treating facilities, machinery, power lines, telephone and telegraph lines, roads, and other appurtenances, improvements and facilities, but excluding the items expressly identified on Exhibit A-2 (subject to such exclusions, the “Equipment”);
     (g) All Hydrocarbons produced from or attributable to the Properties from and after the Effective Time; and all Hydrocarbons from or attributable to the Properties at the Effective Time only to the extent that Seller is due an upward adjustment to the Purchase Price pursuant to Section 2.2(e) in respect of such Hydrocarbons;

     (h) The original documents comprising all lease files; land files; well files; gas and oil sales contract files; gas processing files; division order files; abstracts; title opinions; land surveys; non-confidential logs; maps; engineering data and reports; geologic, proprietary geophysical and seismic data (including, raw data and any interpretative data, reprocessed data, or information relating to such geologic, geophysical and seismic data); all rights to any third party records generated under contract to Seller regarding the Assets and files and all other books, records, data, correspondence, studies, files, maps and accounting records related primarily to the Assets, or used or held for use primarily in connection with the maintenance or operation thereof, the “Records”, but excluding (i) any books, records, data, files, maps and accounting records to the extent disclosure or transfer is restricted by third-party agreement or applicable Law and the necessary consents to transfer are not obtained pursuant to Section 3.5 or subjected to payment of a fee or other consideration by any license agreement or other agreement with a Person other than an Affiliate of Seller, or by applicable Law, and for which no consent to transfer has been received or for which Purchaser has not agreed in writing to pay the fee or other consideration, as applicable; (ii) computer software; (iii) work product of Seller’s legal counsel (other than title opinions); (iv) records relating to the negotiation and consummation of the sale of the Assets; and (v) Seller’s reserve studies and evaluations and engineering studies; provided, however, that Seller may retain the originals of such files and other records limited to those required for pending litigation, Tax, accounting, and auditing purposes and of which Seller shall provide Purchaser with copies, and Seller may retain copies of all other Records.
     Section 1.3 Excluded Assets.
     Notwithstanding the foregoing, the Assets shall not include, and there is excepted, reserved and excluded from the purchase and sale contemplated hereby (collectively, the “Excluded Assets”):
     (a) all corporate, financial, income and franchise tax and legal records of Seller that relate to Seller’s business generally (whether or not relating to the Assets), and all books, records and files that relate to the Excluded Assets and those records retained by Seller pursuant to Section 1.2(h) and copies of any other records retained by Seller pursuant to Section 1.5;
     (b) the items expressly identified on Exhibit A-2;
     (c) all rights to any refund of Taxes or other costs or expenses borne by Seller or Seller’s predecessors in interest and title attributable to periods prior to the Effective Time;
     (d) all rights relating to the existing claims and causes of action described on Schedule 1.3(d) except those described in part (b) of Schedule 5.7 hereto and except those relating to the liabilities assumed by Purchaser hereunder;

     (e) Seller’s area-wide bonds, permits and licenses or other permits, licenses or authorizations used in the conduct of Seller’s business generally, except as otherwise expressly provided in Section 12.5;
     (f) all trade credits, account receivables, note receivables, take-or-pay amounts receivable, and other receivables attributable to the Assets with respect to any period of time prior to the Effective Time; and
     (g) all leased personal property (including, without limitation, leased vehicles), except leased equipment located on the Properties that are used in production and identified in Schedule 1.3(g), together with copies of any leases of such personal property and notice of the balances due thereon.
     Section 1.4 Effective Time; Proration of Costs and Revenues.
     (a) Possession of the Assets shall be transferred from Seller to Purchaser at the Closing, but certain financial benefits and obligations of the Assets shall be transferred effective as of 7:00 A.M., local time, where the respective Assets are located, on September 1, 2010 (the “Effective Time”), as described below.
     (b) Solely for the purpose of determining the adjustments to the Purchase Price under Section 2.2, (i) Purchaser shall be entitled to all production from or attributable to the Leases, Units and Wells at and after the Effective Time (and all products and proceeds attributable thereto), and to all other income, proceeds, receipts and credits earned with respect to the Assets at or after the Effective Time, and shall be responsible for (and entitled to any refunds with respect to) all Property Costs incurred at and after the Effective Time; (ii) Seller shall be entitled to all production from or attributable to Leases, Units and Wells prior to the Effective Time (and all products and proceeds attributable thereto), and to all other income, proceeds, receipts and credits earned with respect to the Assets prior to the Effective Time, and shall be responsible for (and entitled to any refunds with respect to) all Property Costs incurred prior to the Effective Time. “Earned” and “incurred”, as used in this Agreement, shall be interpreted in accordance with generally accepted accounting principles and Council of Petroleum Accountants Society (COPAS) standards. “Property Costs” means all costs attributable to the ownership and operation of the Assets (including without limitation costs of insurance and ad valorem, property, severance, production and similar Taxes based upon or measured by the ownership or operation of the Assets or the production of Hydrocarbons therefrom, but excluding any other Taxes) and, capital expenditures incurred in the ownership and operation of the Assets in the ordinary course of business and, where applicable, in accordance with the relevant operating agreement or unit agreement, if any, and overhead costs charged to the Assets under the relevant operating agreement or unit agreement, if any, by unaffiliated third parties, but excluding without limitation liabilities, losses, costs, and expenses attributable to (i) claims, investigations, administrative proceedings or litigation directly or indirectly arising out of or resulting from actual or claimed personal injury or death, property damage or violation of any Law, (ii) obligations to plug wells, dismantle facilities, close pits and restore the surface around such wells, facilities and pits, (iii) obligations to remediate any contamination of groundwater, surface water, soil or Equipment under applicable Environmental Laws, (iv) obligations to furnish make-up gas according to the terms of applicable gas sales, gathering or transportation contracts, (v) gas balancing obligations and (vi) obligations to pay working interests, royalties, overriding royalties or other interests held in suspense, all of which are addressed in Section 11.2. For purposes of allocating production (and accounts receivable with respect thereto), under this Section 1.4, (i) liquid hydrocarbons shall be deemed to be “from or attributable to” the Leases, Units and Wells when they pass through the pipeline connecting into the storage facilities into which they are run and (ii) gaseous hydrocarbons shall be deemed to be “from or attributable to” the Leases, Units and Wells when they pass through the delivery point sales meters on the pipelines through which they are transported. Seller shall utilize reasonable interpolative procedures to arrive at an allocation of production when exact meter readings or gauging and strapping data is not available. Seller shall provide to Purchaser, no later than ten (10) Business Days prior to Closing, data in its possession supporting the estimated allocation, for purposes of establishing the adjustment to the Purchase Price pursuant to Section 2.2 hereof that will be used to determine the Closing Payment (as defined in Section 9.4(a)). Taxes, right-of-way fees, insurance premiums and other Property Costs that are paid periodically shall be prorated based on the number of days in the applicable period falling before and the number of days in the applicable period falling at or after the Effective Time, except that production, severance and similar Taxes shall be prorated based on the number of units actually produced, purchased or sold or proceeds of sale, as applicable, before, and at or after, the Effective Time. In each case, Purchaser shall be responsible for the portion allocated to the period at and after the Effective Time and Seller shall be responsible for the portion allocated to the period before the Effective Time. Notwithstanding anything contained in this Agreement to the contrary and except as set forth in Section 7.8, Seller shall not be responsible or have any liability for any Property Costs not included as an adjustment to the Purchase Price for the Assets as provided for in Section 2.2(f) hereinbelow, regardless of whether such costs were incurred either before or after the Effective Time, unless such liability is solely the result of the breach by Seller of any covenants or agreements contained in Section 7.5 of this Agreement.
     Section 1.5 Delivery and Maintenance of Records.
     (a) Seller, at Purchaser’s cost, shall use reasonable efforts to deliver the original Records (FOB Seller’s office) to Purchaser within ten (10) days following Closing. Seller may retain copies of the Records of those items set forth in Section 1.2(h) and/or copies of any Records, but all originals shall be delivered to Purchaser, except as set forth in Section 1.2(h).
     (b) Purchaser, for a period of four (4) years following Closing, will (i) retain the Records, (ii) provide Seller, its Affiliates and its Affiliates’ employees, and its and their officers, employees and representatives with access to the Records during normal business hours for review and copying at Seller’s expense and (iii) provide Seller, its Affiliates, and its and their officers, employees and legal counsel with access, during normal business hours, to materials received or produced after Closing relating to any claim for indemnification made under Section 11.2 of this Agreement (excluding, however, attorney work product and attorney-client communications with respect to any such claim being brought by Purchaser and information subject to an applicable confidentiality restriction in favor of third parties) for review and copying at Seller’s expense and to Seller’s and its Affiliates’ employees for the purpose of discussing any such claim.
ARTICLE 2
PURCHASE PRICE
     Section 2.1 Purchase Price.
     The purchase price for the Assets (the “Purchase Price”) shall be Fourteen Million One Hundred Thousand and No/00 Dollars ($14,100,000.00), and shall be adjusted as provided in Section 2.2 (the “Adjusted Purchase Price”).
     Section 2.2 Adjustments to Purchase Price.
     The Purchase Price for the Assets shall be adjusted as follows with all such amounts being determined in accordance with generally accepted accounting principles and Council of Petroleum Accountants Society (COPAS) standards:
     (a) Reduced by the aggregate amount of the following proceeds received and retained by Seller between the Effective Time and the Closing Date (with the period between the Effective Time and the Closing Date referred to as the “Adjustment Period”): proceeds from the sale of Hydrocarbons (net of any royalties, overriding royalties or other burdens on or payable out of production, gathering, processing and transportation costs and any production, severance, sales or excise Taxes not reimbursed to Seller by the purchaser of production) produced from the Properties during the Adjustment Period;
     (b) Reduced in accordance with Section 3.5, by an amount equal to the Allocated Value of those Properties (i) with respect to which preferential purchase rights have been exercised prior to Closing or (ii) that cannot be transferred at Closing due to unwaived requirements for consent to the assignments contemplated hereby;
     (c) (i) Reduced by the applicable Title Defect Amount as a result of Title Defects for which the Title Defect Amount has been determined prior to Closing and (ii) increased by the applicable Title Benefit Amount as a result of Title Benefits for which the Title Benefit Amount has been determined prior to Closing;
     (d) Reduced by any amount agreed upon by Purchaser and Seller pursuant to Section 4.4(a) regarding certain environmental matters for any affected Property not retained by Seller, and the Allocated Value of any Property retained by Seller pursuant to Section 4.4(b);
     (e) Increased by the amount equal to the value of all Hydrocarbons from or attributable to the Properties at the Effective Time, such value to be determined by reference to the Index Price, less any applicable severance taxes, royalties and other burdens; provided, however, that the adjustment contemplated by this paragraph shall be only made to the extent that Seller does not receive and retain the proceeds, or portion thereof, attributable to the sale of any the above;
     (f) Increased by the amount of all Property Costs and other costs attributable to the ownership and operation of the Assets that are pre-paid by Seller and incurred at or after the Effective Time, except any Property Costs and other such costs already deducted in the determination of proceeds in Section 2.2(a) or excluded in the language of Section 1.4(b);
     (g) Increased by an amount equal to the value, as determined according to the Council of Petroleum Accountants Societies, Inc. (COPAS) 2005 Accounting Procedures, of all tubular, other goods and physical inventory not attached to Wells or Leases (or wellbores for the Wells) as part of production facilities and equipment and which is as of the effective date unused inventory, to the extent such items are owned by Seller and included in the Assets at the Effective Time; and
     (h) Decreased by the Allocated Value of any Property subject to a preferential right of purchase which prior to the Closing has been timely and properly exercised by the holder thereof, or for which the time period to exercise such right has not expired and for which a waiver has not been obtained.
     The adjustment described in Section 2.2(a) shall serve to satisfy, up to the amount of the adjustment, Purchaser’s entitlement under Section 1.4 to Hydrocarbon production from or attributable to the Properties during the Adjustment Period, and to the value of other income, proceeds, receipts and credits earned with respect to the Assets during the Adjustment Period, and Purchaser shall not have any separate rights to receive any production or income, proceeds, receipts and credits with respect to which an adjustment has been made.
     Section 2.3 Allocation of Purchase Price.
     Concurrent with the execution of this Agreement, Purchaser and Seller will agree upon an allocation of the unadjusted Purchase Price among each of the Assets, in compliance with the principles of Section 1060 of the Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury regulations thereunder. Such allocation of value shall be attached to this Agreement as Schedule 2.3. The “Allocated Value” for any Asset equals the portion of the unadjusted Purchase Price allocated to such Asset on Schedule 2.3, increased or decreased as described in Section 2.2. Any adjustments to the Purchase Price other than the adjustments provided for in Sections 2.2(b), 2.2(c) and 2.2(d) shall be applied on a pro rata basis to the amounts set forth on Schedule 2.3 for all Assets. After all such adjustments are made, any adjustments to the Purchase Price pursuant to Sections 2.2(b), 2.2(c) and 2.2(d) shall be applied to the amounts set forth in Schedule 2.3 for the particular affected Assets. After Seller and Purchaser have agreed on the Allocated Values for the Assets, Seller will be deemed to have accepted such Allocated Values for purposes of this Agreement and the transactions contemplated hereby, but otherwise makes no representation or warranty as to the accuracy of such values. Seller and Purchaser agree (i) that the Allocated Values shall be used by Seller and

Purchaser as the basis for reporting asset values and other items for purposes of all federal, state, and local Tax Returns, including without limitation Internal Revenue Service Form 8594 and (ii) that neither they nor their Affiliates will take positions inconsistent with the Allocated Values in notices to government authorities, in audit or other proceedings with respect to Taxes, in notices to preferential purchaser right holders, or in other documents or notices relating to the transactions contemplated by this Agreement. Purchaser and Seller further agree that, on or before the Closing Date, they will mutually agree as to the further allocation of the Allocated Values included in Schedule 2.3 as to the relative portion of those values attributable to leasehold costs and depreciable equipment.
     Section 2.4 Deposit.
     Concurrently with the execution of this Agreement, Purchaser has paid to Seller an earnest money deposit in an amount equal to ten percent (10%) of the Purchase Price (the “Deposit”). The Deposit shall be non-interest bearing and applied against the Purchase Price if the Closing occurs or shall be otherwise distributed in accordance with Section 10.3 of this Agreement.
ARTICLE 3
TITLE MATTERS
     Section 3.1 Seller’s Title.
     (a) The provisions of this Article 3 and the covenant set forth in Section 7.9 provide Purchaser’s exclusive remedy with respect to title to the Assets.
     (b) The conveyance to be delivered by Seller to Purchaser shall be substantially in the form of Exhibit B hereto (the “Conveyance”).
     Section 3.2 Definition of Defensible Title.
     As used in this Agreement, the term “Defensible Title” means that title of Seller which, subject to Permitted Encumbrances:
     (a) Entitles Seller to receive a share of the oil, gas and other associated minerals produced, saved and marketed from any Unit or Well (after satisfaction of all royalties, overriding royalties, nonparticipating royalties, net profits interests or other similar burdens on or measured by production of oil and gas) (a “Net Revenue Interest”), of not less than the “Net Revenue Interest” share shown in Exhibit A-1 for such Unit or Well, except decreases in connection with those operations permitted under Section 7.5 in which Seller may after the Effective Time be a non-consenting party, decreases resulting from the establishment or amendment after the Effective Time of pools or units, and decreases required to allow other working interest owners to make up past underproduction or pipelines to make up past under deliveries and except as stated in such Exhibit A-1;

     (b) Obligates Seller to bear a percentage of the costs and expenses for the maintenance and development of, and operations relating to, any Unit or Well not greater than the “working interest” shown in Exhibit A-1 without increase except as stated in Exhibit A-1 and except increases resulting from contribution requirements with respect to defaulting parties under applicable operating agreements and increases that are accompanied by at least a proportionate increase in Seller’s net revenue interest;
     (c) Is free and clear of liens and encumbrances; and
     (d) With respect to the Encana Farmout, Seller owns the rights granted under the terms of the Encana Farmout and the Encana Farmout is in full force and effect in accordance with its respective terms.
     As used in this Agreement, the term “Title Benefit” shall mean any right, circumstance or condition that operates to increase the Net Revenue Interest of Seller in any Units or Wells above that shown on Exhibit A-1, without causing a greater than proportionate increase in Seller’s working interest above that shown in Exhibit A-1.
     Section 3.3 Definition of Permitted Encumbrances.
     As used herein, the term “Permitted Encumbrances” means any or all of the following:
     (a) Royalties, nonparticipating royalty interests, net profits interests and any overriding royalties, reversionary interests and other burdens to the extent that they do not, individually or in the aggregate, reduce Seller’s Net Revenue Interest below that shown in Exhibit A-1 on any specific Unit, Well or Farmout Agreement;
     (b) All leases, unit agreements, pooling agreements, operating agreements, production sales contracts, division orders and other contracts, agreements and instruments applicable to the Assets, to the extent that they do not, individually or in the aggregate: (i) reduce Seller’s Net Revenue Interest below that shown in Exhibit A-1 and (ii) materially detract from the value of or materially interfere with the use or ownership of the Assets;
     (c) Subject to compliance with Section 3.5, preferential rights to purchase the Assets limited to those shown on Schedule 3.3(c) attached hereto;
     (d) Third-party consent requirements and similar restrictions with respect to which waivers or consents are obtained by Seller from the appropriate parties prior to the Closing Date or the appropriate time period for asserting the right has expired or which need not be satisfied prior to a transfer;
     (e) Liens for current Taxes or assessments not yet delinquent or, if delinquent, being contested in good faith by appropriate actions, such contested actions being reflected in Schedule 3.3(e);
     (f) Materialman’s, mechanic’s, repairman’s, employee’s, contractor’s, operator’s and other similar lien rights for liens, not yet recorded, or charges arising in the ordinary course of business for amounts not yet delinquent (including any amounts being withheld as provided by law), or if delinquent, being contested in good faith by appropriate actions, such contested actions being reflected in Schedule 3.3(f). A recorded lien shall not be a “Permitted Encumbrance”;
     (g) All rights to consent, required notices to, filings with, or other actions by Governmental Bodies in connection with the sale or conveyance of the Assets if they are not required prior to the sale or conveyance or are of a type customarily obtained after Closing;
     (h) Rights of reassignment arising upon final intention to abandon or release all or any part of the Assets;
     (i) Easements, rights-of-way, servitudes, permits, surface leases and other rights in respect of surface operations to the extent that they do not, individually or in the aggregate: (i) reduce Seller’s Net Revenue Interest below that shown in Exhibit A-1 or increase Seller’s working interest above that shown in Exhibit A-1 without a corresponding increase in Net Revenue Interest and (ii) materially detract from the value of or materially interfere with the use or ownership of the Assets;
     (j) Calls on production under existing Contracts;
     (k) All rights reserved to or vested in any Governmental Body to control or regulate any of the Assets in any manner and all obligations and duties under all applicable laws, rules and orders of any such Governmental Body or under any franchise, grant, license or permit issued by any such Governmental Body;
     (l) Any encumbrance on or affecting the Assets which is expressly assumed, bonded or paid by Purchaser at or prior to Closing or which is discharged by Seller at or prior to Closing;
     (m) Any matters shown on Exhibit A-1; and
     (n) Other liens, charges, encumbrances, defects or irregularities which do not materially impair the title of any Properties, Leases, Units, Wells, wellbores or Farmout Agreements, or materially interfere with the use or ownership of the Assets subject thereto or affected thereby (as currently used or owned), which would be accepted by a reasonably prudent purchaser engaged in the business of owning and operating oil and gas properties, and which do not reduce Seller’s Net Revenue Interest below that shown in Exhibit A-1.
     Section 3.4 Notice of Title Defects and Defect Adjustments.
     (a) To assert a Title Defect, Purchaser must deliver claim notices to Seller (each a “Title Defect Notice”) on or before five (5) days before the Closing Date (the “Title Claim Date”), except as otherwise provided under Sections 3.5 or 3.6. Each Title Defect Notice shall be in writing and shall include (i) a description of the alleged Title Defect(s), (ii) the Units, Wells or Farmout Agreement affected by the Title Defect (each a

“Title Defect Property”), (iii) the Allocated Values of each Title Defect Property, (iv) supporting documents reasonably necessary for Seller (as well as any title attorney or examiner hired by Seller) to verify the existence of the alleged Title Defect(s) and (v) the amount by which Purchaser reasonably believes the Allocated Values of each Title Defect Property are reduced by the alleged Title Defect(s) and the computations and information upon which Purchaser’s belief is based. Purchaser shall be deemed to have waived all Title Defects of which Seller has not been given notice on or before the Title Claim Date. The failure of a Title Defect Notice to contain item nos. 3.4 (a) (i) through (v) shall render such notice ineffective.
     (b) Seller shall have the right, but not the obligation, to deliver to Purchaser on or before the Title Claim Date with respect to each Title Benefit a written notice (a “Title Benefit Notice”) including (i) a description of the Title Benefit(s), (ii) the Units or Wells affected by the Title Benefit (each a “Title Benefit Property”), (iii) the Allocated Values of the Title Benefit Property, (iv) supporting documents reasonably necessary for Purchaser (as well as any title attorney or examiner hired by Purchaser) to verify the existence of the alleged Title Benefit(s) and (v) the amount by which the Seller reasonably believes the Allocated Value of those Units or Wells is increased by the Title Benefit, and the computations and information upon which Seller’s belief is based. Seller shall be deemed to have waived all Title Benefits of which it has not given notice on or before the Title Claim Date. The failure of a Title Benefit Notice to contain item nos. 3.4(b) (i) through (v) shall render such notice ineffective.
     (c) Seller shall have the right, but not the obligation, to attempt, at its sole cost, to cure or remove on or before thirty (30) days after the Closing Date (the “Cure Period”), unless the parties otherwise agree, any Title Defects of which it has been advised by Purchaser. No reduction shall be made in the Purchase Price with respect to a Title Defect for purposes of Closing if Seller has provided notice at least three (3) days prior to the Closing Date of Seller’s intent to attempt to cure the Title Defect. If the Title Defect is not cured as agreed by Seller and Purchaser or if Seller and Purchaser cannot agree, and it is determined by a Title Arbitrator (as defined in Section 3.4(h)) that such Title Defect is not cured at the end of the Cure Period, the adjustment required under this Article 3 shall be made pursuant to Section 9.4(b). Seller’s election to attempt to cure a Title Defect shall not constitute a waiver of Seller’s right to dispute the existence, nature or value of, or cost to cure, the Title Defect. If Seller elects to cure or remove a Title Defect under this Section 3.4(c), a portion of the Purchase Price equal to Seller’s good faith estimate of the Title Defect Amount of such Title Defect shall be paid by Purchaser at Closing into a mutually agreed escrow account and shall not be distributed to Purchaser or Seller until (i) such Title Defect is cured or removed, in which event such portion of the Purchase Price shall be promptly released to Seller, or (ii) such Title Defect and its respective Title Defect Amount is otherwise resolved by separate written agreement of the parties hereto or in accordance with Section 3.4(h), in which event such portion of the Purchase Price shall be promptly released in accordance with such agreement or the resolution made under Section 3.4(h).
     (d) Remedies for Title Defects.

     (1) In the event that (i) any Title Defect is not waived by Purchaser on or before Closing or (ii) Seller has not provided notice to Purchaser at least three (3) days prior to the Closing Date of Seller’s intent to attempt to cure a given Title Defect and escrow a portion of the Purchase Price as determined in accordance with Section 3.4(c), Seller shall, at its sole election, elect to:
     (a) reduce the Purchase Price by an amount agreed upon (“Title Defect Amount”) pursuant to Section 3.4(f) or 3.4(h) by Purchaser and Seller as being the value of such Title Defect, taking into consideration the Allocated Value of the Property subject to such Title Defect, the portion of the Property subject to such Title Defect and the legal effect of such Title Defect on the Property affected thereby; provided, however, that if such Title Defect is the result of a discovery by Purchaser that Seller owned, as of the Effective Time, a Net Revenue Interest in a Property that is less than the Net Revenue Interest set forth on Exhibit A-1, then Purchaser and Seller agree that the proportion of reduction to the Purchase Price shall be equal to the product of the Allocated Value of such Property and the percentage reduction in such Net Revenue Interest as a result of such Title Defect; or
     (b) retain the Property that is associated with such Title Defect, in which event the Purchase Price shall be reduced by an amount equal to the entire Allocated Value of such Property.
     (2) Notwithstanding any provision of Section 3.4(d)(1) to the contrary, if the aggregate amount of the Title Defect Amounts of the uncured Title Defects noticed by Purchaser in the Title Defect Notice exceeds 15% of the Purchase Price, Purchaser or Seller may, in its sole discretion, terminate this Agreement upon furnishing to the other party prior written notice and demand, in which event Purchaser shall receive a return of the Deposit in accordance with Section 10.3(c).
     (e) With respect to each Unit or Well affected by Title Benefits reported under Section 3.4(b), the Purchase Price shall be increased by an amount (the “Title Benefit Amount”) equal to the increase in the Allocated Value for such Unit or Well caused by such Title Benefit(s), as determined pursuant to Section 3.4(g); provided, however, that in no event will the aggregate adjustments to the Purchase Price as a result of Title Benefits exceed the aggregate adjustments to the Purchase Price due to Title Defects.
     (f) The Title Defect Amount resulting from a Title Defect shall be determined as follows:
     (a) if Purchaser and Seller agree on the Title Defect Amount, then that amount shall be the Title Defect Amount;
     (b) if the Title Defect is a lien, encumbrance or other charge which is undisputed and liquidated in amount, then the Title Defect Amount shall be the amount necessary to be paid to remove the Title Defect from the Title Defect Property;

     (c) if the Title Defect represents a discrepancy between (A) the Net Revenue Interest for any Title Defect Property and (B) the Net Revenue Interest or percentage ownership stated on Exhibit A-1, then the Title Defect Amount shall be the product of the Allocated Value of such Title Defect Property multiplied by a fraction, the numerator of which is the Net Revenue Interest or percentage ownership decrease and the denominator of which is the Net Revenue Interest or percentage ownership stated on Exhibit A-1;
     (d) if the Title Defect represents an obligation, encumbrance, burden or charge upon or other defect in title to the Title Defect Property of a type not described in subsections (i), (ii) or (iii) above, then the Title Defect Amount shall be determined by taking into account the Allocated Value of the Title Defect Property, the portion of the Title Defect Property affected by the Title Defect, the legal effect of the Title Defect, the potential economic effect of the Title Defect over the life of the Title Defect Property, the values placed upon the Title Defect by Purchaser and Seller and such other factors as are necessary to make a proper evaluation;
     (e) if the Title Defect represents a discrepancy between (A) the Net Revenue Interest for any Title Defect Property and (B) the Net Revenue Interest or percentage stated on Exhibit A-1, and an obligation, encumbrance, burden or charge upon or other defect in title to the Title Defect Property, then the Title Defect Amount shall be determined by applying both of subsections (iii) and (iv) to such Title Defect, without duplication; and
     (f) notwithstanding anything to the contrary in this Article 3, the aggregate Title Defect Amounts attributable to the effects of all Title Defects upon any Title Defect Property shall not exceed the Allocated Value of the Title Defect Property.
     (g) The Title Benefit Amount for any Title Benefit shall be the product of the Allocated Value of the affected Unit or Well multiplied by a fraction, the numerator of which is the Net Revenue Interest increase and the denominator of which is the Net Revenue Interest stated on Exhibit A-1.
     (h) In the event Seller elects to proceed under Section 3.4(d)(1)(a), Seller and Purchaser shall attempt to agree on all Title Defects, Title Benefits, Title Defect Amounts and Title Benefit Amounts three (3) days prior to Closing. If Seller and Purchaser are unable to agree by that date, then subject to Section 3.4(c), Seller’s good faith estimate of all such Title Defect Amounts and Title Benefit Amounts shall be used to determine the Closing Payment pursuant to Section 9.4(a), and the Title Defect Amounts and Title Benefit Amounts in dispute shall be exclusively and finally resolved by mediation pursuant to this Section 3.4(h). Likewise, if Seller has provided notice at least three (3) days prior to the Closing Date of Seller’s intent to attempt to cure the Title Defect and by the end of the Cure Period, Seller and Purchaser have been unable to agree upon whether any Title Defects have been cured, or Seller has failed to cure any Title Defects which it provided notice that it would attempt to cure and Seller and Purchaser have been unable to agree on the Title Defect Amounts for such Title Defects or Title Benefit Amounts offsetting such Title Defects, the cure and/or Title Defect Amounts and Title Benefit Amounts in dispute shall be exclusively and finally resolved by mediation pursuant to this Section 3.4(h). The parties agree that there shall be chosen a single mediator, who shall be a title attorney with at least ten (10) years’ experience in oil and gas titles in the State of Texas as selected by mutual agreement of Purchaser and Seller within fifteen (15) days after the end of the Cure Period. Absent such agreement, the mediator shall be selected from Judicial Arbiter Group (the “Title Arbitrator”). The proceeding shall be held in Dallas, Texas to the extent such rules do not conflict with the terms of this Section. The Title Arbitrator’s determination shall be made within twenty (20) days after submission of the matters in dispute and shall be final and binding upon both parties, without right of appeal. In making his determination, the Title Arbitrator shall be bound by the rules set forth in Sections 3.4(e), 3.4(f) and 3.4(g) and may consider such other matters as in the opinion of the Title Arbitrator are necessary or helpful to make a proper determination. Additionally, the Title Arbitrator may consult with and engage disinterested third parties to advise the arbitrator, including without limitation petroleum engineers. The Title Arbitrator shall act as an expert for the limited purpose of determining the specific disputed Title Defects, Title Benefits, Title Defect Amounts and Title Benefit Amounts submitted by either party and may not award damages, interest or penalties to either party with respect to any matter. Seller and Purchaser shall each bear its own legal fees and other costs of presenting its case. Each party shall bear one-half of the costs and expenses of the Title Arbitrator.
     (i) Notwithstanding anything herein to the contrary, (y) in no event shall there be any adjustments to the Purchase Price or other remedies provided by Seller for individual Title Defects that do not exceed Ten Thousand and No/100 Dollars ($10,000.00); and (z) in no event shall there be any adjustments to the Purchase Price or other remedies provided by Seller for Title Defects unless the amount of all Title Defect Amounts for Title Defects covered by Section 3.4(d)(1)(a), in the aggregate exceeds a deductible in an amount equal to one and one-half percent (1.5%) of the Purchase Price, after which point Purchaser shall be entitled to adjustments to the Purchase Price or other remedies with respect to all Title Defects in excess of such deductible, subject to clause (y) of this Section 3.4(i). The provisions of this Section 3.4(i) shall not apply to Title Defects relating to consent to assignment and preferential rights to purchase which shall be handled or treated under Section 3.5(a) and 3.5(b) hereinbelow.
     Section 3.5 Consents to Assignment and Preferential Rights to Purchase.
     Seller shall use reasonable efforts to promptly prepare and send (i) notices to the holders of any required consents to assignment of any Assets requesting such consents and (ii) notices to the holders of any applicable preferential rights to purchase any Asset requesting waivers of such preferential rights to purchase, in each case of which Seller has knowledge. The consideration payable under this Agreement for any particular Assets for purposes of preferential purchase right notices shall be the Allocated Value for such Assets. Seller shall use commercially reasonable efforts to cause such consents and waivers of preferential rights to purchase (or the exercise thereof) to be obtained and delivered prior to Closing. Purchaser shall cooperate with Seller in seeking to obtain such consents and waivers of preferential rights. Notwithstanding anything contained herein to the contrary, Seller shall have no liability for failure to either send or obtain such notices.
     (a) Seller shall notify Purchaser in writing at least five (5) Business Days prior to Closing of all required third-party consents to the assignment of the Assets to Purchaser which have not been obtained and the Assets to which they pertain. In no event shall there be included in the Conveyances at Closing any Asset subject to a consent requirement that provides that transfer of the Asset without consent will result in a termination or other material impairment of any rights in relation to such Asset. In cases where the Asset subject to such a requirement is a Contract and Purchaser is assigned the Properties to which the Contract relates, but the Contract is not transferred to Purchaser due to the unwaived consent requirement, Seller shall continue after Closing to use commercially reasonable efforts to obtain such consent so that such Contract can be transferred to Purchaser upon receipt of such consent. In cases where the Asset subject to such a requirement is a Property and the third-party consent to the sale and transfer of the Property is not obtained prior to the Closing Date, Purchaser may elect to treat the unsatisfied consent requirement as a Title Defect by giving Seller notice thereof in accordance with Section 3.4(a), except that such notice must be given at least one (1) Business Day prior to the Closing Date. If an unsatisfied consent requirement with respect to which a Purchase Price adjustment is made under Section 3.4 is subsequently satisfied prior to the date of the final adjustment to the Purchase Price under Section 9.4(b), Seller shall be paid the amount of the previous reduction in the Purchase Price and the provisions of this Section 3.5 shall no longer apply.
     (b) If any preferential rights to purchase any Properties are exercised prior to Closing, those Properties transferred to a third party as a result of the exercise of such preferential rights shall be treated as if subject to a Title Defect resulting in the complete loss of title and the Purchase Price shall be reduced under Section 2.2(b) by the Allocated Value for such Property. Seller shall retain the consideration paid by the third party; provided, however, the Allocated Value for such Property may not be used in meeting the deductible provided for in Section 3.4(i) above.
     Section 3.6 Casualty or Condemnation Loss.
     (a) Subject to the provisions of Sections 8.1(e) and 8.2(e) hereof, if, after the date of this Agreement but prior to the Closing Date, any portion of the Assets is destroyed by fire or other casualty or is taken in condemnation or under right of eminent domain, and the loss as a result of such individual casualty or taking exceeds Fifty Thousand and No/100 Dollars ($50,000.00), Seller shall elect by written notice to Purchaser prior to Closing either (i) to cause the Assets affected by any casualty or taking to be repaired or restored prior to Closing to at least its condition prior to such casualty, at Seller’s sole cost, as promptly as reasonably practicable (which work may extend after the Closing Date), or (ii) unless such casualty or taking is waived by Purchaser, to exclude the affected Property from the Assets and reduce the Purchase Price by the Allocated Value thereof. In each case, Seller shall retain all rights to insurance and other claims against third parties with respect to the casualty or taking except to the extent the parties otherwise agree in writing.

     (b) Notwithstanding anything to the contrary in this Section 3.6, the Casualty or Condemnation Loss upon any Property shall not exceed the Allocated Value of the Property.
     Section 3.7 Limitations on Applicability.
     The rights of Purchaser under Section 3.1 shall terminate as of the Title Claim Date and shall have no further force and effect thereafter, provided there shall be no termination of Purchaser’s or Seller’s rights under Section 3.4 with respect to any bona fide Title Defect properly reported in a Title Defect Notice or bona fide Title Benefit properly reported in a Title Benefit Notice on or before the Title Claim Date. This Article 3 and the covenant set forth in Section 7.9 shall, to the fullest extent permitted by applicable Law, be the exclusive right and remedy of Purchaser with respect to title to the Assets. Except as provided in this Article 3 and in Section 7.9, Purchaser releases, remises and forever discharges Seller and its Affiliates and all such parties’ members, managers, stockholders, officers, directors, employees, agents, attorneys, advisors and representatives from any and all suits, legal or administrative proceedings, claims, demands, damages, losses, costs, liabilities, interest or causes of action whatsoever, in law or in equity, known or unknown, which Purchaser might now or subsequently may have, based on, relating to or arising out of, any Title Defect or other deficiency in title to any Asset.
ARTICLE 4
ENVIRONMENTAL MATTERS
     Section 4.1 Assessment.
     Subject to the limitations set forth herein and in Section 7.1, Purchaser may, at its option, cause a Phase I environmental assessment (the “Assessment”) of all or any portion of the Assets to be conducted by a reputable environmental consulting or engineering firm approved in advance in writing by Seller (“the Environmental Consultant”) and Purchaser or such Environmental Consultant may conduct visual inspections, record reviews, and interviews relating to the Properties, including their condition and their compliance with Environmental Laws. The Assessment shall be conducted at the sole risk, cost and expense of Purchaser, and all of Purchaser’s and the Environmental Consultant’s activity conducted under this Section (including the Phase I Investigation) and Section 7.1 shall be subject to the indemnity provisions of Section 7.6. Purchaser’s right of access shall not entitle Purchaser to operate Equipment or conduct testing or sampling without Seller’s prior consent. Seller has the right to be present during any Phase I Investigation. Purchaser shall coordinate its Phase I Investigation with Seller to minimize any inconvenience to or interruption of the conduct of business by Seller. Purchaser shall abide by Seller’s, and any third party operator’s, safety rules, regulations and operating policies while conducting its due diligence evaluation of the Assets including the Phase I Investigation. Upon Seller’s request, Purchaser agrees to promptly provide, but not later than the Environmental Claim Date, copies of all reports, results, and other documentation and data prepared or compiled by Purchaser and/or any of its representatives or agents in connection with the Phase I Investigation. Seller shall not be deemed by its receipt of said documents or otherwise to have made any representation or warranty, expressed, implied or statutory, as to the condition of the Assets or the accuracy of said documents or the information contained therein.

     Section 4.2 NORM.
     Purchaser acknowledges the following:
     (a) The Assets have been used for exploration, development, and production of oil and gas and that there may be petroleum, produced water, wastes, or other materials located on or under the Properties or associated with the Assets.
     (b) Equipment and sites included in the Assets may contain asbestos, hazardous substances, or NORM.
     (c) NORM may affix or attach itself to the inside of wells, materials, and equipment as scale, or in other forms.
     (d) The wells, materials, and equipment located on the Properties or included in the Assets may contain NORM and other wastes or hazardous substances.
     (e) NORM containing material and other wastes or hazardous substances may have come in contact with the soil.
     (f) Special procedures may be required for the remediation, removal, transportation, or disposal of soil, wastes, asbestos, hazardous substances, and NORM from the Assets.
     Section 4.3 Notice of Violations of Environmental Laws.
     Purchaser shall deliver claim notices to Seller in writing (“Environmental Defect Notice”), on or before five (5) days prior to the Closing Date (the “Environmental Claim Date”), of any environmental matters disclosed by the Assessment that Purchaser reasonably believes in good faith may constitute Environmental Liabilities for which the Lowest Cost Response to address the condition exceeds Ten Thousand and No/100 Dollars ($10,000.00), including in the Environmental Defect Notice (i) a reasonably detailed description of the specific matter that is an alleged violation of Environmental Laws; (ii) the Units, Wells or associated Assets affected; (iii) an estimate of the Lowest Cost Response to eliminate the alleged Environmental Defect in question; and (iv) supporting documents reasonably necessary for Seller (as well as any consultant, inspector or expert hired by Seller) to verify the existence of the facts alleged in the Environmental Defect Notice. For purposes of this Agreement, the term violation of Environmental Laws shall mean, as to any given Asset, the violation of or failure to meet specific objective requirements or standards that are clearly applicable to such Asset under applicable Environmental Laws where such requirements or standards are in effect as of the Effective Time. The term does not include good or desirable operating practices or standards that may be employed or adopted by other oil or gas well operators or recommended by a Governmental Authority.
     Section 4.4 Remedies for Violations of Environmental Laws.
     (a) If Seller confirms to its reasonable satisfaction that any matter described in an Environmental Defect Notice delivered pursuant to Section 4.3, constitutes a violation of

Environmental Laws for which the Lowest Cost Response to address the condition exceeds Ten Thousand and No/100 Dollars ($10,000.00), then Seller shall, at its sole election, elect to:
(i)	reduce the Purchase Price by an amount agreed upon in writing by Purchaser and Seller as being a reasonable estimate of the cost of curing such violation of Environmental Laws;

(ii)	retain the Property that is associated with such Environmental Defect Notice, in which event the Purchase Price shall be reduced by an amount equal to the Allocated Value of such Property;

(iii)	perform or cause to be performed prior to Closing, at the sole cost and expense of Seller, such operations as may be necessary to cure such Environmental Defect Notice; or

(iv)	enter into an agreement with Purchaser whereby Seller will as soon as reasonably practicable after Closing, at the sole cost and expense of Seller, perform or cause to be performed such operations as may be necessary to cure such Environmental Defect Notice.
     In the event Seller elects to proceed under Section 4.4(a) and Purchaser and Seller have failed to agree by Closing on the reduction to the Purchase Price (which agreement Seller and Purchaser shall use good faith efforts to reach), Seller shall then proceed with respect to such matter under any of Sections 4.4(a)(ii), (iii), or (iv). In the event that Seller elects to proceed under Section 4.4(a)(iv) and Purchaser and Seller have failed to agree by Closing on the terms of the agreement contemplated thereby (which agreement Seller and Purchaser shall use good faith efforts to reach), Seller shall then proceed with respect to such matter under any of Sections 4.4(a)(ii) or (iii).
     Notwithstanding anything herein to the contrary (other than Section 4.4(b)), (i) in no event shall there be any adjustments to the Purchase Price or other remedies provided by Seller for individual Environmental Liabilities that do not exceed Ten Thousand and No/100 Dollars ($10,000.00) and (ii) in no event shall there be any adjustments to the Purchase Price or other remedies provided by Seller for Environmental Liabilities unless the amount of all such Environmental Liabilities covered by Section 4.4(a), in the aggregate, exceeds a deductible in an amount equal to one and one-half percent (1.5%) of the Purchase Price (the “Environmental Deductible”), after which point Purchaser shall be entitled to adjustments to the Purchase Price or other remedies with respect to Environmental Liabilities in excess of such Environmental Deductible, subject to clause (i) of this paragraph. The provisions of this paragraph shall not apply to any Property retained by Seller in accordance with Section 4.4(a)(ii) hereinabove.
     (b) Notwithstanding any provision of Section 4.4(a) to the contrary, if the sum of the Lowest Cost Responses for all Environmental Defects noticed by Purchaser under Section 4.3 exceeds 15% of the Purchase Price, then either Purchaser or Seller may in its sole discretion terminate this Agreement upon furnishing to the other party prior written notice and demand, in which event Purchaser shall receive a return of the Deposit in accordance with Section 10.3(c).
     Notwithstanding anything to the contrary in this Article 4, the Environmental Liability or

Lowest Cost Response (or the corresponding adjustment to the Purchase Price on account thereof) for a Property shall not exceed the Allocated Value of the Property.
     Section 4.5 Limitations.
     Notwithstanding anything to the contrary in this Agreement, this Article 4 is intended to be the sole and exclusive remedy that Purchaser Indemnitees shall have against Seller Indemnitees with respect to any matter or circumstance relating to Environmental Laws, the release of materials into the environment or protection of the environment or health. Except to the limited extent necessary to enforce the terms of this Article 4, Purchaser (on behalf of itself and each of the other Purchaser Indemnitees) hereby releases and discharges any and all claims at law or in equity, known or unknown, whether now existing or arising in the future, contingent or otherwise, against the Seller Indemnitees with respect to any matter or circumstance relating to Environmental Laws, the release of materials into the environment or protection of the environment or health EVEN IF SUCH CLAIMS OR DAMAGES ARE CAUSED IN WHOLE OR IN PART BY THE NEGLIGENCE (WHETHER SOLE, JOINT OR CONCURRENT, EXCLUDING GROSS NEGLIGENCE OR WILLFUL MISCONDUCT), STRICT LIABILITY OR OTHER LEGAL FAULT OF SELLER INDEMNITEES. Purchaser acknowledges that Seller has not made and will not make any representation or warranty regarding any matter or circumstance relating to Environmental Laws, the release of materials into the environment or protection of the environment or health, and that nothing in Article 5 or otherwise shall be construed as such a representation or warranty.
ARTICLE 5
REPRESENTATIONS AND WARRANTIES OF SELLER
     Section 5.1 Disclaimers.
     (a) Except as and to the extent expressly set forth in Articles 3, 5 and 7 of this Agreement or Schedules hereto or in the certificate of Seller to be delivered pursuant to Section 9.2(d) or in the Conveyance instruments to be delivered by Seller to Purchaser hereunder, with respect to the Assets and the transactions contemplated hereby (i) SELLER MAKES NO COVENANTS, REPRESENTATIONS OR WARRANTIES, STATUTORY, EXPRESS OR IMPLIED, AND (ii) SELLER EXPRESSLY DISCLAIMS ALL LIABILITY AND RESPONSIBILITY FOR ANY COVENANT, REPRESENTATION, WARRANTY, STATEMENT OR INFORMATION MADE OR COMMUNICATED (ORALLY OR IN WRITING) TO PURCHASER OR ANY OF ITS AFFILIATES, EMPLOYEES, AGENTS, CONSULTANTS OR REPRESENTATIVES (INCLUDING, WITHOUT LIMITATION, ANY OPINION, INFORMATION, PROJECTION OR ADVICE THAT MAY HAVE BEEN PROVIDED TO PURCHASER BY ANY OFFICER, DIRECTOR, EMPLOYEE, AGENT, CONSULTANT, REPRESENTATIVE OR ADVISOR OF SELLER OR ANY OF ITS AFFILIATES).
     (b) EXCEPT AS AND TO THE EXTENT EXPRESSLY SET FORTH IN ARTICLE 3, ARTICLE 5 OR ARTICLE 7 OR IN THE CERTIFICATE OF SELLER

TO BE DELIVERED PURSUANT TO SECTION 9.2(d), WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, SELLER EXPRESSLY DISCLAIMS ANY COVENANT, REPRESENTATION OR WARRANTY, STATUTORY, EXPRESS OR IMPLIED, AS TO (i) TITLE TO ANY OF THE ASSETS, (ii) THE CONTENTS, CHARACTER OR NATURE OF ANY DESCRIPTIVE MEMORANDUM, OR ANY REPORT OF ANY PETROLEUM ENGINEERING CONSULTANT, OR ANY GEOLOGICAL OR SEISMIC DATA OR INTERPRETATION, RELATING TO THE ASSETS, (iii) THE QUANTITY, QUALITY OR RECOVERABILITY OF PETROLEUM SUBSTANCES IN OR FROM THE ASSETS, (iv) ANY ESTIMATES OF THE VALUE OF THE ASSETS OR FUTURE REVENUES GENERATED BY THE ASSETS, (v) THE PRODUCTION OF PETROLEUM SUBSTANCES FROM THE ASSETS, (vi) ANY ESTIMATES OF OPERATING COSTS AND CAPITAL REQUIREMENTS FOR ANY WELL, OPERATION, OR PROJECT, (vii) THE MAINTENANCE, REPAIR, CONDITION, QUALITY, SUITABILITY, DESIGN OR MARKETABILITY OF THE ASSETS, (viii) THE CONTENT, CHARACTER OR NATURE OF ANY DESCRIPTIVE MEMORANDUM, REPORTS, BROCHURES, CHARTS OR STATEMENTS PREPARED BY THIRD PARTIES, (ix) ANY OTHER MATERIALS OR INFORMATION THAT MAY HAVE BEEN MADE AVAILABLE OR COMMUNICATED TO PURCHASER OR ITS AFFILIATES, OR ITS OR THEIR EMPLOYEES, AGENTS, CONSULTANTS, REPRESENTATIVES OR ADVISORS IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT OR ANY DISCUSSION OR PRESENTATION RELATING THERETO, AND FURTHER DISCLAIMS ANY COVENANT, REPRESENTATION OR WARRANTY, STATUTORY, EXPRESS OR IMPLIED, OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR CONFORMITY TO MODELS OR SAMPLES OF MATERIALS OF ANY EQUIPMENT IT BEING EXPRESSLY UNDERSTOOD AND AGREED BY THE PARTIES HERETO THAT PURCHASER SHALL BE DEEMED TO BE OBTAINING THE ASSETS, INCLUDING THE EQUIPMENT AND PIPELINES, IN ITS PRESENT STATUS, CONDITION AND STATE OF REPAIR, “AS IS” AND “WHERE IS” WITH ALL FAULTS AND THAT PURCHASER HAS MADE OR CAUSED TO BE MADE SUCH INSPECTIONS AS PURCHASER DEEMS APPROPRIATE, OR (ix) ANY IMPLIED OR EXPRESS WARRANTY OF FREEDOM FROM PATENT OR TRADEMARK INFRINGEMENT.
     (c) Any representation “to the knowledge of Seller” or “to Seller’s knowledge” is limited to matters within the actual knowledge of Tom Graves and Tom Schaefer. “Actual knowledge” for purposes of this Agreement means information actually personally known.
     (d) Inclusion of a matter on a Schedule to a representation or warranty which addresses matters having a Material Adverse Effect shall not be deemed an indication that such matter does, or may, have a Material Adverse Effect. Matters may be disclosed on a Schedule to this Agreement for purposes of information only.
     (e) Subject to the foregoing provisions of this Section 5.1, and the other terms and conditions of this Agreement, Seller represents and warrants to Purchaser the matters set out in Sections 5.2 through 5.21.

     Section 5.2 Existence and Qualification.
     Seller is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware and is duly qualified to do business as a foreign limited liability company where the Assets are located, except where the failure to so qualify would not have a Material Adverse Effect.
     Section 5.3 Power.
     Seller has the requisite power to enter into and perform this Agreement and consummate the transactions contemplated by this Agreement.
     Section 5.4 Authorization and Enforceability.
     The execution, delivery and performance of this Agreement, and the performance of the transactions contemplated hereby, have been duly and validly authorized by all necessary action on the part of Seller and its security holders. This Agreement has been duly executed and delivered by Seller (and all documents required hereunder to be executed and delivered by Seller at Closing will be duly executed and delivered by Seller) and this Agreement constitutes, and at the Closing such documents will constitute, the valid and binding obligations of Seller, enforceable in accordance with their terms except as such enforceability may be limited by applicable bankruptcy or other similar laws affecting the rights and remedies of creditors generally as well as to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).
     Section 5.5 No Conflicts.
     The execution, delivery and performance of this Agreement by Seller, and the transactions contemplated by this Agreement will not (i) violate any provision of the limited liability company agreement of Seller, (ii) result in default (with due notice or lapse of time or both) or the creation of any lien or encumbrance or give rise to any right of termination, cancellation or acceleration under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license or agreement to which Seller is a party or which affect the Assets, (iii) violate any judgment, order, ruling, or decree applicable to Seller as a party in interest, (iv) violate any Laws applicable to Seller or any of the Assets (except for rights to consent by, required notices to, and filings with or other actions by Governmental Bodies where the same are not required prior to the assignment of oil and gas interests), or (v) require any filing with, notification of or consent, approval or authorization of any Governmental Body, except any matters described in clauses (ii), (iii), (iv) or (v) above which would not have a Material Adverse Effect, and except for the matters or consents referenced in Schedule 5.15.
     Section 5.6 Liability for Brokers’ Fees.
     Purchaser shall not directly or indirectly have any responsibility, liability or expense, as a result of undertakings or agreements of Seller, for brokerage fees, finder’s fees, agent’s commissions or other similar forms of compensation in connection with this Agreement or any agreement or transaction contemplated hereby.

     Section 5.7 Litigation.
     Except as set forth in Schedule 5.7, no written claim, written demand, written filing or investigation, proceeding, action, suit, or other legal proceeding of any kind or nature by or before any Governmental Body or arbitrator (including any take-or-pay claims) has been received by Seller or, to Seller’s knowledge, is threatened or pending with respect to the Assets.
     Section 5.8 Taxes and Assessments.
     With respect to all Taxes related to the Assets, Seller warrants and represents (a) all reports, returns, statements (including estimated reports, returns or statements), and other similar filings (the “Tax Returns”) relating to the Assets required to be filed on or before the Closing Date by Seller with respect to any Taxes have been or will be timely filed with the appropriate Governmental Body in all jurisdictions in which such Tax Returns are required to be filed; and (b) such Tax Returns are true and correct in all material respects, and all Taxes reported on such Tax Returns have been paid.
     With respect to all Taxes related to the Assets, except as set forth on Schedule 5.8, Seller further warrants and represents (a) there are not currently in effect any extension or waiver of any statute of limitations of any jurisdiction regarding the assessment or collection of any Tax; (b) there are no administrative proceedings or lawsuits pending against the Assets or Seller by any taxing authority; and (c) there are no Tax liens on any of the Assets except for liens for Taxes not yet due.
     Section 5.9 Outstanding Capital Commitments.
     As of the date of this Agreement, there is no single outstanding authority for expenditure which is binding on the Assets the value of which Seller reasonably anticipates exceeds Fifty Thousand and No/00 Dollars ($50,000.00), to the Seller’s interests participating in the operation covered by such authority for expenditure, other than those shown on Schedule 5.9 hereto.
     Section 5.10 Compliance with Laws.
     Except as disclosed on Schedule 5.10, to the knowledge of Seller, the Seller Operated Assets are, and Seller’s operation of the Seller Operated Assets has been and currently is and the other Assets are and the operation of the other Assets has been and currently is, in substantial compliance with the provisions and requirements of all Laws of all Governmental Bodies having jurisdiction with respect to the Assets, or the ownership, operation, development, maintenance, or use of any thereof.
     Section 5.11 Contracts.
     Except as disclosed on Schedule 5.11(a), Seller has paid its share of all costs (including without limitation Property Costs) payable by it under the Leases and Contracts, except those being contested in good faith and identified on Schedule 5.11(a). Seller is not and, to Seller’s knowledge, no other party is, in default under any Contract except as disclosed on Schedule 5.11(a) and except such defaults as would not, individually or the aggregate, have a Material Adverse Effect. Schedule 5.11(b) sets forth all of the following Contracts included in the Assets or to which any of the Assets will be bound as of the Closing: (i) any agreement with any Affiliate; (ii) any agreement or contract for the sale, exchange, or other disposition of Hydrocarbons produced from or attributable to Seller’s interest in the Assets that is not cancelable without penalty or other material payment on not more than thirty (30) days prior written notice; (iii) any agreement of or binding upon Seller to sell, lease, farmout, or otherwise dispose of any interest in any of the Assets after the Effective Time, other than conventional rights of reassignment arising in connection with Seller’s surrender or release of any of the Assets; (iv) any tax partnership agreement of or binding upon Seller affecting any of the Assets (v) any agreement which can reasonably be expected to generate gross revenue per year for the owner of the Assets in excess of Fifty Thousand and No/00 Dollars ($50,000.00); and (vi) any agreement which can reasonably be expected to require expenditures per year chargeable to the owner of the Assets in excess of Fifty Thousand and No/00 Dollars ($50,000.00).
     Section 5.12 Payments for Production.
     Except as set forth on Schedule 5.12, Seller is not obligated under any contract or agreement containing a take-or-pay, advance payment, prepayment, or similar provision, or under any gathering, transmission, or any other contract or agreement with respect to any of the Assets to sell, gather, deliver, process, or transport any gas without then or thereafter receiving full payment therefor.
     Section 5.13 Gas Imbalances.
     Schedule 5.13 accurately sets forth all of Seller’s pipeline and production imbalances and penalties as of the Effective Time arising with respect to the Assets. Except as disclosed in Schedule 5.13 as of the Effective Time (i) no Person is entitled to receive any portion of the Seller’s Hydrocarbons produced from the Assets or to receive cash or other payments to “balance” any disproportionate allocation of Hydrocarbons produced from the Assets under any operating agreement, gas balancing or storage agreement, gas processing or dehydration agreement, gas transportation agreement, gas purchase agreement, or other agreements, whether similar or dissimilar, (ii) Seller is not obligated to deliver any quantities of gas or to pay any penalties or other amounts, in connection with the violation of any of the terms of any gas contract or other agreement with shippers with respect to the Assets, and (iii) Seller is not obligated to pay any penalties or other payments under any gas transportation or other agreement as a result of the delivery of quantities of gas from the Wells in excess of the contract requirements.
     Section 5.14 Governmental Authorizations.
     Except as disclosed on Schedule 5.14, to the knowledge of Seller, Seller has obtained and is maintaining all federal, state and local governmental licenses, permits, franchises, orders, exemptions, variances, waivers, authorizations, certificates, consents, rights, privileges and applications therefor (the “Governmental Authorizations”) that are presently necessary or required for the operation of the Seller Operated Assets as currently operated (including, but not limited to, those required under Environmental Laws), the loss of which would have a Material Adverse Effect. Except as disclosed in Schedule 5.7 or Schedule 5.14 and except as would not have a Material Adverse Effect, (i) Seller has operated the Seller Operated Assets in accordance with the conditions and provisions of such Governmental Authorizations, and (ii) no notices of violation have been received by Seller, and no proceedings are pending or, to Seller’s knowledge, threatened in writing that might result in any modification, revocation, termination or suspension of any such Governmental Authorizations or which would require any corrective or remediation action by Seller.
     Section 5.15 Consents and Preferential Purchase Rights.
     None of the Assets, or any portion thereof, is subject to any (i) preferential rights to purchase, (ii) or restrictions on assignment or required third-party consents to assignment that if not obtained would result in a termination of Seller’s title to such Asset or (iii) to the best of Seller’s knowledge, other third-party consents to assignment, which may be applicable to the transactions contemplated by this Agreement, except for (x) governmental consents and approvals of assignments that are customarily obtained after Closing, and (y) preferential rights, consents and restrictions as are set forth on Schedule 5.15.
     Section 5.16 Equipment.
     The Equipment has been maintained in an adequate manner for the normal operation of the Assets consistent with current practices.
     Section 5.17 Payout Balances.
     Schedule 5.17 contains a complete and accurate list of the status of any “payout” balance, as of the Effective Time, for the Wells and Units subject to a reversion or other adjustment at some level of cost recovery or payout (or passage of time or other event other than termination of a Lease by its terms).
     Section 5.18 Condemnation.
     To Seller’s knowledge, there is no actual or threatened taking (whether permanent, temporary, whole or partial) of any part of the Properties by reason of condemnation or the threat of condemnation.
     Section 5.19 Bankruptcy.
     There are no bankruptcy, reorganization, or similar arrangement proceedings pending, being contemplated by or, to Seller’s knowledge, threatened against Seller or any Affiliate.
     Section 5.20 Ownership of Certain Property.
     Except as listed or described on Schedule 5.20 and for assets since sold in the ordinary course of business and for the Properties, which is the subject of Article 3, Seller owns all tangible assets purported to be included in the Assets, free and clear of all liens and encumbrances.

     Section 5.21 Leases.
     Except as set forth on Schedule 5.21, with respect to Leases (but only to Seller’s knowledge with respect to Leases not operated by Seller):
     (a) the Leases have been maintained by Seller according to their terms, in compliance with all material agreements contained therein or to which the Leases are subject;
     (b) to the knowledge of Seller, no other party to any Lease is in breach or default with respect to any of its material obligations thereunder; and
     (c) there are no provisions in the Leases or under any Contract or Law applicable to the Leases that increase the royalty share of the lessor thereunder.
     Except as set forth in Schedule 5.21, (a) there are no Leases that are subject to a fixed term of duration, and (b) there are no unfulfilled drilling obligations affecting the Leases, other than (i) obligations implied in Law and (ii) provisions requiring optional drilling as a condition of maintaining or earning all or a portion of the Lease.
ARTICLE 6
REPRESENTATIONS AND WARRANTIES OF PURCHASER
     Purchaser represents and warrants to Seller the following:
     Section 6.1 Existence and Qualification.
     Purchaser is a Colorado corporation organized, validly existing and in good standing under the laws of the state of Colorado, and authorized to do business in the State of Texas; and Purchaser is duly qualified to do business as a corporation in every jurisdiction in which it is required to qualify in order to conduct its business except where the failure to so qualify would not have a material adverse effect on Purchaser or its properties; and Purchaser is or will be duly qualified to do business as a corporation in the respective jurisdictions where the Assets to be transferred to it are located.
     Section 6.2 Power.
     Purchaser has the requisite power to enter into and perform this Agreement and consummate the transactions contemplated by this Agreement.
     Section 6.3 Authorization and Enforceability.
     The execution, delivery and performance of this Agreement, and the performance of the transaction contemplated hereby, have been duly and validly authorized by all necessary action on the part of Purchaser. This Agreement has been duly executed and delivered by Purchaser (and all documents required hereunder to be executed and delivered by Purchaser at Closing will be duly executed and delivered by Purchaser) and this Agreement constitutes, and at the Closing such documents will constitute, the valid and binding obligations of Purchaser, enforceable in accordance with their terms except as such enforceability may be limited by applicable bankruptcy or other similar laws affecting the rights and remedies of creditors generally as well as to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).
     Section 6.4 No Conflicts.
     The execution, delivery and performance of this Agreement by Purchaser, and the transactions contemplated by this Agreement will not (i) violate any provision of limited partnership agreement or other constituent documents of Purchaser, (ii) result in a material default (with due notice or lapse of time or both) or the creation of any lien or encumbrance or give rise to any right of termination, cancellation or acceleration under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license or agreement to which Purchaser is a party, (iii) violate any judgment, order, ruling, or regulation applicable to Purchaser as a party in interest, or (iv) violate any law, rule or decree applicable to Purchaser or any of its assets, or (v) require any filing with, notification of or consent, approval or authorization of any Governmental Body or authority, except any matters described in clauses (ii), (iii), (iv) or (v) above which would not have a material adverse affect on Purchaser.
     Section 6.5 Liability for Brokers’ Fees.
     Seller shall not directly or indirectly have any responsibility, liability or expense, as a result of undertakings or agreements of Purchaser, for brokerage fees, finder’s fees, agent’s commissions or other similar forms of compensation in connection with this Agreement or any agreement or transaction contemplated hereby.
     Section 6.6 Litigation.
     As of the date of the execution of this Agreement, there are no actions, suits or proceedings pending, or to Purchaser’s knowledge, threatened in writing before any Governmental Body against Purchaser or any subsidiary of Purchaser which are reasonably likely to impair materially Purchaser’s ability to perform its obligations under this Agreement.
     Section 6.7 Financing.
     Purchaser has sufficient cash, available lines of credit or other sources of immediately available funds (in United States dollars) to enable it to pay the Closing Payment to Seller at the Closing.
     Section 6.8 Independent Investigation.
     Purchaser is (or its advisors are) experienced and knowledgeable in the oil and gas business and aware of the risks of that business. Purchaser acknowledges and affirms as of the Closing Date that (i) it has completed its independent investigation, verification, analysis and evaluation of the Assets, and (ii) it has made all such reviews and inspections of the Assets as it has deemed necessary or appropriate.

     Section 6.9 Limitation.
     PURCHASER ACKNOWLEDGES THAT EXCEPT TO THE EXTENT CONTAINED IN AN EXPRESS REPRESENTATION, WARRANTY OR COVENANT IN ARTICLES 3, 5 AND 7 OF THIS AGREEMENT, THE CERTIFICATE OF SELLER TO BE DELIVERED PURSUANT TO SECTION 9.2(d) OR THE CONVEYANCE, SELLER HAS MADE NO COVENANTS, REPRESENTATIONS OR WARRANTIES, WHETHER ORAL OR WRITTEN, AND SELLER DISCLAIMS ALL COVENANTS, REPRESENTATIONS AND WARRANTIES, STATUTORY, EXPRESS OR IMPLIED, AS TO THE ACCURACY OR COMPLETENESS OF INFORMATION OBTAINED BY PURCHASER UNDER THIS SECTION, OR AS TO SELLER’S TITLE TO THE ASSETS, AND IN ENTERING INTO AND PERFORMING THIS AGREEMENT, PURCHASER HAS RELIED AND WILL RELY SOLELY UPON ITS INDEPENDENT INVESTIGATION OF, AND JUDGMENT WITH RESPECT TO, THE ASSETS, THEIR VALUE AND SELLER’S TITLE THERETO AND UPON THOSE COVENANTS, REPRESENTATIONS AND WARRANTIES EXPRESSLY SET FORTH IN ARTICLES 3, 5 AND 7 OF THIS AGREEMENT, THE CERTIFICATE OF SELLER TO BE DELIVERED PURSUANT TO SECTION 9.2(d) OR THE CONVEYANCE. PURCHASER UNDERSTANDS THAT SELLER MAKES NO COVENANT, REPRESENTATION OR WARRANTY OTHER THAN AS SPECIFICALLY CONTAINED HEREIN WITH REGARD TO THE ASSETS AND THAT IT IS PURCHASING THE ASSETS “WHERE IS” AND “AS IS.” FURTHER, SELLER SPECIFICALLY DISCLAIMS ANY REPRESENTATION OR WARRANTY CONCERNING THE ACCURACY OR COMPLETENESS OF ANY DOCUMENTS, RECORDS OR OTHER INFORMATION PROVIDED WITH REGARD TO THE ASSETS.
     Section 6.10 Bankruptcy.
     There are no bankruptcy, reorganization or receivership proceedings pending against, being contemplated by, or, to Purchaser’s knowledge, threatened against Purchaser.
     Section 6.11 Qualification.
     Purchaser shall be, at Closing, and hereafter shall continue to be, qualified to own and assume operatorship of federal and state oil, gas and mineral leases in all jurisdictions where the Assets to be transferred to it are located, and the consummation of the transactions contemplated in this Agreement will not cause Purchaser to be disqualified as such an owner or operator. To the extent required by the applicable Law, as of the Closing, Purchaser currently has, and will continue to maintain, lease bonds, area-wide bonds or any other surety bonds as may be required by, and in accordance with, such state or federal regulations governing the ownership and operation of such leases.
     Section 6.12 Consents.
     Except for consents and approvals for the assignment of the Assets to Purchaser that are customarily obtained after the assignment of properties similar to the Assets, there are no consents or other restrictions on assignment that any Purchaser is obligated to obtain or furnish, including, but not limited to, requirements for consents from third parties to any assignment (in each case) that would be applicable in connection with the consummation of the transactions contemplated by this Agreement by Purchaser.
ARTICLE 7
COVENANTS OF THE PARTIES
     Section 7.1 Access.
     Between the date of execution of this Agreement and continuing until the Closing Date, Seller will give Purchaser and its representatives access to the Assets and up to five days prior to Closing access to and the right to copy, at Purchaser’s expense, the Records in Seller’s possession, for the purpose of conducting an investigation of the Assets, but only to the extent that Seller may do so without violating any obligations to any third party and to the extent that Seller has authority to grant such access without breaching any restriction binding on Seller. Such access by Purchaser shall be subject to the limitations in Section 4.1 and shall be limited to Seller’s normal business hours, and any weekends and after hours requested by Purchaser that can be reasonably accommodated by Seller, and Purchaser’s investigation shall be conducted in a manner that minimizes interference with the operation of the Assets. All information obtained by Purchaser and its representatives under this Section shall be subject to the terms of Section 7.6.
     Section 7.2 Government Reviews.
     Seller and Purchaser shall in a timely manner (a) make all required filings, if any, with and prepare applications to and conduct negotiations with, each governmental agency as to which such filings, applications or negotiations are necessary or appropriate in the consummation of the transactions contemplated hereby specifically including but not limited to the HSR Act, (b) provide such information as each may reasonably request to make such filings, prepare such applications and conduct such negotiations, and (c) request early termination or waiver of any applicable waiting period under the HSR Act. Each party shall cooperate with and use all reasonable efforts to assist the other with respect to such filings, applications and negotiations.
     Section 7.3 Notification of Breaches.
     Until the Closing,
     (a) Purchaser shall notify Seller promptly after Purchaser obtains actual knowledge that any representation or warranty of Seller contained in this Agreement is untrue in any material respect or will be untrue in any material respect as of the Closing Date or that any covenant or agreement to be performed or observed by Seller prior to or on the Closing Date has not been so performed or observed in any material respect.
     (b) Seller shall notify Purchaser promptly after Seller obtains actual knowledge that any representation or warranty of Purchaser contained in this Agreement is untrue in any material respect or will be untrue in any material respect as of the Closing Date or that any covenant or agreement to be performed or observed by

Purchaser prior to or on the Closing Date has not been so performed or observed in a material respect.
     If any of Purchaser’s or Seller’s representations or warranties is untrue or shall become untrue in any material respect between the date of execution of this Agreement and the Closing Date, or if any of Purchaser’s or Seller’s covenants or agreements to be performed or observed prior to or on the Closing Date (other than on a specified date) shall not have been so performed or observed in any material respect, but if such breach of representation, warranty, covenant or agreement shall (if curable) be cured by the Closing (or, if the Closing does not occur, by the date set forth in Section 10.1), then such breach shall be considered not to have occurred for all purposes of this Agreement.
     Section 7.4 Letters-in-Lieu; Assignments; Operatorship.
     (a) Seller will execute on the Closing Date letters in lieu of division and transfer orders relating to the Assets on forms prepared by Purchaser and reasonably satisfactory to Seller to reflect the transaction contemplated hereby.
     (b) Seller will prepare and Seller and Purchaser will execute on the Closing Date all assignments necessary to convey to Purchaser all federal or state leases in the proper form customarily used by Purchaser or as prescribed by the applicable governmental body and otherwise acceptable to Purchaser and Seller.
     (c) Seller will assist Purchaser in its efforts to succeed Seller as operator of any Wells included in the Assets. Seller makes no representation and does not warrant or guarantee that Purchaser will succeed in being appointed successor operator. Purchaser shall promptly, following Closing, file all appropriate forms, pit permit transfers and declarations or bonds with federal and state agencies relative to its assumption of operatorship. For all Seller Operated Assets, Seller shall execute and deliver to Purchaser and Purchaser shall promptly file the forms transferring operatorship of such Assets to Purchaser.
     Section 7.5 Operation of Business.
     Except as set forth on Schedule 7.5, until the Closing, Seller (i) will operate its business in the ordinary course, (ii) will not, without the prior written consent of Purchaser, which consent shall not be unreasonably withheld or delayed, commit to any operation, or series of related operations, reasonably anticipated by Seller to require future capital expenditures by the owner of the Assets in excess of One Hundred Thousand and No/100 Dollars ($100,000.00) (net to Seller’s interest) or make any capital expenditures related to the Assets in excess of One Hundred Thousand and No/100 Dollars ($100,000.00) (net to Seller’s interest) except for matters set forth on Schedule 5.9, or terminate, materially amend, execute or extend any material agreements affecting the Assets, (iii) will maintain insurance coverage on the Assets presently furnished by nonaffiliated third parties in the amounts and of the types presently in force, (iv) will use commercially reasonable efforts to maintain in full force and effect all Leases, (v) will maintain all material governmental permits and approvals affecting the Assets, (vi) will not transfer, farmout, sell, hypothecate, encumber or otherwise dispose of any material Assets except for sales and dispositions of oil and gas production and Equipment made in the ordinary course of business consistent with past practices and (vii) will not commit to do any of the foregoing. Notwithstanding anything contained in this Agreement to the contrary, all proceeds received by Seller prior to Closing from the sale of surplus and inventoried Equipment listed on Schedule 7.5 hereto, shall be the property of Seller, and there shall be no adjustment to the Purchase Price for same. Purchaser’s approval of any action restricted by this Section 7.5 shall be considered granted within ten (10) days (unless a shorter time is reasonably required by the circumstances and such shorter time is specified in Seller’s written notice) of Seller’s notice to Purchaser requesting such consent unless Purchaser notifies Seller to the contrary during that period. In the event of an emergency, Seller may take such action as a prudent operator would take and shall notify Purchaser of such action promptly thereafter.
     Notwithstanding anything to the contrary in this Agreement, Seller shall have no liability to Purchaser for the incorrect payment of delay rentals, royalties, shut-in payment payments or similar payments made during the period from the Effective Time to the Closing Date or for failure to make such payments through mistake or oversight (including Seller’s negligence or other fault), however this shall not affect the right of Purchaser to assert Title Defects as provided in Article 3.
     Purchaser acknowledges that Seller may own an undivided interest in certain of the Assets and Purchaser agrees that the acts or omissions of the other working interest owners who are not affiliated with Seller shall not constitute a violation of the provisions of this Article 7 nor shall any action required by a vote of working interest owners constitute such a violation so long as Seller has voted its interest in a manner consistent with the provisions of this Article 7.
     Section 7.6 Indemnity Regarding Access.
     Purchaser, on behalf of itself and the Purchaser Indemnitees, agrees to indemnify, defend and hold harmless Seller, Seller Indemnitees, the other owners of interests in the Assets, and all such Persons’ stockholders, unit holders, members, officers, directors, managers, employees, agents, advisors and representatives from and against any and all claims, liabilities, losses, costs and expenses (including court costs and reasonable attorneys’ fees), including claims, liabilities, losses, costs and expenses attributable to personal injuries, death, or property damage, arising out of or relating to access to the Assets by the Purchaser Indemnitees, the Records and other related activities or information prior to the Closing by Purchaser, its Affiliates, or its or their directors, officers, employees, agents or representatives, EVEN IF CAUSED IN WHOLE OR IN PART BY THE NEGLIGENCE (WHETHER SOLE, JOINT OR CONCURRENT), STRICT LIABILITY OR OTHER LEGAL FAULT OF ANY INDEMNIFIED PERSON, EXCLUDING, HOWEVER, ANY CLAIMS, LIABILITIES, LOSSES, COSTS OR EXPENSES CAUSED BY THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF ANY INDEMNIFIED PERSON.
     Section 7.7 Consents and Preferential Rights.
     Should a third party fail to exercise its preferential right to purchase as to any portion of the Assets prior to Closing and the time for exercise or waiver has not yet expired, subject to the remaining provisions of this Section 7.7, such Assets shall be included in the transaction at

Closing, such preferential right to purchase shall be Permitted Encumbrances hereunder, and the following procedures shall be applicable. If one or more of the holders of any such preferential right to purchase notifies Seller subsequent to the Closing that it intends to assert its preferential purchase right, Seller shall give notice thereof to Purchaser, whereupon Purchaser shall satisfy all such preferential purchaser right obligations of Seller to such holders and shall indemnify and hold harmless Seller from and against any and all claims, liabilities, losses, damages, costs and expenses (including, without limitation, court costs and reasonable attorney’s fees) in connection therewith, and Purchaser shall be entitled to receive (and Seller hereby assigns to Purchaser all of Seller’s rights to) all proceeds, received from such holders in connection with such preferential rights to purchase.
     Should any third party bring any suit, action or other proceeding seeking to restrain, enjoin or otherwise prohibit the consummation of the transactions contemplated hereby in connection with a claim to enforce preferential rights, the Assets affected by such suit, action or other proceeding shall be excluded from the Assets transferred at Closing and the Purchase Price shall be reduced by the Allocated Value of such excluded Assets. Promptly after the suit, action or other proceeding is dismissed or settled or a judgment is rendered, Seller shall sell to Purchaser and Purchaser shall purchase from Seller all such Assets not being sold to the third party for a purchase price equal to the Allocated Value of such Assets, adjusted as provided in Section 2.2.
     Section 7.8 Tax Matters.
     (a) Subject to the provisions of Section 12.3, Seller shall be responsible for all ad valorem, property, severance, production, excise and similar Taxes based upon or measured by the ownership or operation of the Assets, the production of Hydrocarbons, or the receipt of proceeds therefrom, for any period prior to the Effective Time, and Purchaser shall be responsible for all such Taxes for any period that begins on or after the Effective Time. The payment to the appropriate Governmental Body of all ad valorem, property, severance, production, excise and similar Taxes required to be paid before the Closing Date shall be made by Seller, and the payment to the appropriate Governmental Body of all ad valorem, property, severance, production, excise and similar taxes required to be paid on or after the Closing Date shall be made by Purchaser. If requested by Purchaser, Seller will assist Purchaser with preparation of all ad valorem and property Tax Returns due on or before December 31, 2010 (including any extensions requested). Seller shall deliver to Purchaser within thirty (30) days of filing copies of all Tax Returns filed by Seller after the Closing Date relating to the Assets and any supporting documentation provided by Seller to taxing authorities.
     (b) Seller shall be responsible for (and shall pay or cause to be paid) (i) all income taxes resulting from the sale of the Assets hereunder and (ii) all Taxes (other than Taxes addressed by Section 7.8(a)) related to the Assets attributable to any tax period up to and including the Closing Date; and Purchaser shall be responsible for all Taxes (other than Taxes addressed by Section 7.8(a) or Section 7.8(b)(i)) related to the Assets attributable to any tax period after the Closing Date. For purposes of any tax liability by either Seller or Purchaser in this Section 7.8, any such Taxes calculated on a periodic or annual basis shall be pro-rated based on days in such period prior to and after the Closing

Date. Seller agrees to pay all taxes for which it is responsible under this Section 7.8 and indemnify Purchaser against liability for the payment of such taxes. Purchaser agrees to pay all taxes for which it is responsible under this Section 7.8 and indemnify Seller against liability for the payment of such taxes. The indemnification under this Section 7.8 shall survive Closing until the expiration of the applicable statute of limitations. The provisions of this Section 7.8 shall not be subject to any of the limitations that apply to the general indemnification provisions in Article 11, and in the event of any conflict between the provisions of this Section 7.8 and any other provision of this Agreement, the provisions of this Section 7.8 shall control.
     Section 7.9 Special Warranty of Title.
     From and after Closing, Seller covenants to warrant Defensible Title to the Leases and Units from the lawful claims of third parties arising prior to Closing by, through or under Seller that are not reflected or referred to of record in the counties where the lands covered by the Leases and Units are located or in the materials made available to Purchaser prior to the Title Claim Date; provided, however, that Seller’s liability to Purchaser in respect of this Section 7.9 shall be limited to payment to Purchaser of the Allocated Value of the Lease or Unit affected by the Title Defect asserted in connection with this Section 7.9 and shall be further limited by the provisions of Section 11.4.
     Section 7.10 Suspended Proceeds.
     Seller shall transfer and pay to Purchaser (as a post closing adjustment to the Purchase Price) all monies representing the value or proceeds of production removed or sold from the Properties and held by Seller at the time of the Closing for accounts from which payment has been suspended, such monies, net of applicable rights of set off or recoupment, being hereinafter called “Suspended Proceeds”. Purchaser shall be solely responsible for the proper distribution of such Suspended Proceeds to the party or parties which or who are entitled to receive payment of the same.
     Section 7.11 Further Assurances.
     After Closing, Seller and Purchaser each agrees to take such further actions and to execute, acknowledge and deliver all such further documents as are reasonably requested by the other party for carrying out the purposes of this Agreement or of any document delivered pursuant to this Agreement.
     Section 7.12 Independent Reserve Report. Purchaser has retained or will retain Cawley, Gillespie, and Associates, Inc. (the “Reserves Consultant”) to prepare an independent reserve report by the date required under, and sufficient to comply with, the public reporting requirements of the Securities and Exchange Commission for the proved reserves covering all of the properties listed in Exhibit A and Exhibit A-1 attached hereto (the “Reserve Report”). Seller shall timely provide all information and data in its possession or control that is requested in writing by representatives of the Reserves Consultant for the purpose of preparing the Reserve Report. In addition, Seller shall cause its officers to be reasonably available during normal working hours to assist the Reserves Consultant in collecting and obtaining data in Seller’s possession or control and otherwise by responding to the reasonable inquiries of its representatives related to the preparation of the Reserve Report. Notwithstanding the foregoing, all of the data, information or responses provided by Seller or its representatives pursuant to this paragraph is given without any representation or warranty, express or implied, and no Seller Indemnitee shall have any liability or responsibility with respect thereto. Seller will not be responsible for any reliance on the Reserve Report by any other Person, and Purchaser shall indemnify, defend and hold Seller Indemnitees harmless from and against any and all claims and Damages arising out of (in whole or in part) or in connection with the Reserve Report or the preparation thereof.
ARTICLE 8
CONDITIONS TO CLOSING
     Section 8.1 Conditions of Seller to Closing.
     The obligations of Seller to consummate the transactions contemplated by this Agreement are subject, at the option of Seller, to the satisfaction on or prior to Closing of each of the following conditions:
     (a) Representations. The representations and warranties of Purchaser set forth in Article 6 shall be true and correct as of the date of this Agreement and as of the Closing Date as though made on and as of the Closing Date (other than representations and warranties that refer to a specified date, which need only be true and correct on and as of such specified date), except for such breaches, if any, as would not have a Material Adverse Effect (provided that to the extent such representation or warranty is qualified by its terms by materiality or Material Adverse Effect, such qualification in its terms shall be inapplicable for purposes of this Section and the Material Adverse Effect qualification contained in this Section 8.1 shall apply in lieu thereof);
     (b) Performance. Purchaser shall have performed and observed, in all material respects, all covenants and agreements to be performed or observed by it under this Agreement prior to or on the Closing Date;
     (c) Pending Litigation. No suit, action or other proceeding by a third party (including any Governmental Body) seeking to restrain, enjoin or otherwise prohibit the consummation of the transactions contemplated by this Agreement shall be pending before any Governmental Body; provided, however, Closing shall proceed notwithstanding any suits, actions or other proceedings seeking to restrain, enjoin or otherwise prohibit the consummation of the transactions contemplated hereby brought by holders of preferential purchase rights seeking to enforce such rights with respect to Assets with aggregate Allocated Values of less than ten percent (10%) of the Purchase Price;
     (d) Deliveries. Purchaser shall have delivered to Seller duly executed counterparts of the Conveyances and the other documents and certificates to be delivered by Purchaser under Section 9.3;

     (e) Title Defects, Casualty or Condemnation and Environmental Liabilities. The aggregate amount of (i) the aggregate amount of all Title Defect Amounts for Title Defects covered by Section 3.4(d)(1)(a), the aggregate amount of losses from casualties to the Assets and takings of Assets as determined under Section 3.6 (excluding any such losses covered by clauses (i), (ii) of Section 3.6 and the Allocated Value of any Property covered by clause (iii) of Section 3.6) and (iii) the aggregate amount of adjustments to the Purchase Price for Environmental Liabilities covered by Section 4.4(a), shall not exceed an amount equal to fifteen percent (15%) of the Purchase Price;
     (f) Payment. Purchaser shall be ready and able to pay the Closing Payment.
     Section 8.2 Conditions of Purchaser to Closing.
     The obligations of Purchaser to consummate the transactions contemplated by this Agreement are subject, at the option of Purchaser, to the satisfaction on or prior to Closing of each of the following conditions:
     (a) Representations. The representations and warranties of Seller set forth in Article 5 shall be true and correct in all respects (including representations and warranties that are qualified by materiality or Material Adverse Effect, which shall be true and correct in all respects) as of the date of this Agreement and as of the Closing Date as though made on and as of the Closing Date (except that representations and warranties that are made as of or refer to a specified date need only be true and correct on and as of such specified date), except in all cases for such breaches, if any, as would not have a Material Adverse Effect;
     (b) Performance. Seller shall have performed and observed, in all material respects, all covenants and agreements to be performed or observed by it under this Agreement prior to or on the Closing Date;
     (c) Pending Litigation. No suit, action or other proceeding by a third party (including any Governmental Body) seeking to restrain, enjoin or otherwise prohibit the consummation of the transactions contemplated by this Agreement shall be pending before any Governmental Body; provided, however, Closing shall proceed notwithstanding any suits, actions or other proceedings seeking to restrain, enjoin or otherwise prohibit the consummation of the transactions contemplated hereby brought by holders of preferential purchase rights seeking to enforce such rights with respect to Assets with aggregate Allocated Values of less than ten percent (10%) of the Purchase Price;
     (d) Deliveries. Seller shall be ready and able to deliver to Purchaser duly executed counterparts of the Conveyances and the other documents and certificates to be delivered by Seller under Section 9.2;
     (e) Title Defects, Casualty or Condemnation and Environmental Liabilities. The aggregate amount of (i) the aggregate amount of all Title Defect Amounts for Title Defects covered by Section 3.4(d)(1)(a), as determined under Article

3, (ii) the aggregate amount of losses from casualties to the Assets and takings of Assets as determined under Section 3.6 (excluding any such losses covered by clauses (i), (ii) of Section 3.6 and the Allocated Value of any Property covered by clause (iii) of Section 3.6) and (iii) the aggregate amount of adjustments to the Purchase Price for Environmental Liabilities covered by Section 4.4(a), shall not exceed an amount equal to fifteen percent (15%) of the Purchase Price, which Purchaser may choose to waive in its sole discretion.
ARTICLE 9
CLOSING
     Section 9.1 Time and Place of Closing.
     (a) Consummation of the purchase and sale transaction as contemplated by this Agreement (the “Closing”), shall, unless otherwise agreed to in writing by Purchaser and Seller, take place at the offices of DLA Piper LLP (US) at 1000 Louisiana Street, Suite 2800, Houston, Texas, at 10:00 a.m., local time, on (i) September 1, 2010 or (ii) if all conditions in Article 8 to be satisfied prior to Closing have not yet been satisfied or waived, as soon thereafter as such conditions have been satisfied or waived, subject to the rights of the parties under Article 10. If Closing occurs mid-month, Operatorship of the Properties shall be transferred to Purchaser at the end of the month in which Closing occurs.
     (b) The date on which the Closing occurs is herein referred to as the “Closing Date.”
     (c) Purchaser may, at its election, extend the Closing Date for an additional 10 days upon the payment of $100 to Seller as an additional non-refundable credit against the Purchase Price, if the need for the extension is based upon Seller’s failure to provide information previously requested in writing, to which Seller has failed to adequately respond.
     Section 9.2 Obligations of Seller at Closing.
     At the Closing, upon the terms and subject to the conditions of this Agreement, Seller shall deliver or cause to be delivered to Purchaser, among other things, the following:
     (a) Conveyances of the Assets, in sufficient duplicate originals to allow recording in all appropriate jurisdictions and offices, duly executed by Seller;
     (b) assignments, on appropriate forms, of state and of federal leases comprising portions of the Assets, duly executed by Seller;
     (c) letters-in-lieu of transfer orders covering the Assets or Bills of Sale that are provided by Purchaser pursuant to Section 7.4, duly executed by Seller;

     (d) a certificate duly executed by an authorized corporate officer of Seller, dated as of Closing, certifying on behalf of Seller that to the best of its knowledge the conditions set forth in Sections 8.2(a), 8.2(b) and 8.2(c) have been fulfilled; and
     (e) an executed statement described in Treasury Regulation §1.1445-2(b)(2) certifying that Seller is not a foreign person within the meaning of the Code.
     Section 9.3 Obligations of Purchaser at Closing.
     At the Closing, upon the terms and subject to the conditions of this Agreement, Purchaser shall deliver or cause to be delivered to Seller (or, in the case of (b), to the agreed escrow agent), among other things, the following:
     (a) a wire transfer of the Closing Payment in same-day funds, less any amount to be paid into escrow under Section 3.4(c);
     (b) a wire transfer to the mutually agreed escrow agent of any portion of the Closing Payment in same-day funds required to be paid into escrow under Section 3.4(c);
     (c) acceptance of Conveyance of the Assets, duly executed by Purchaser;
     (d) letters-in-lieu of transfer orders covering the Assets or Bills of Sale, duly executed by Purchaser; and
     (e) a certificate by an authorized corporate officer of Purchaser, dated as of Closing, certifying on behalf of Purchaser that the conditions set forth in Sections 8.2(a), 8.2(b) and 8.2(c) have been fulfilled.
     Section 9.4 Closing Payment and Post-Closing Purchase Price Adjustments.
     (a) Not later than three (3) days prior to the Closing Date, Seller shall prepare and deliver to Purchaser, based upon the best information available to Seller, a preliminary settlement statement estimating the Adjusted Purchase Price after giving effect to all Purchase Price adjustments set forth in Section 2.2, the Deposit and any amounts paid into escrow under Section 3.4(c). The estimate delivered in accordance with this Section 9.4(a) shall constitute the dollar amount to be paid by Purchaser to Seller at the Closing (the “Closing Payment”).
     (b) As soon as reasonably practicable after the Closing but not later than one hundred eighty (180) days following the Closing Date, Seller shall prepare and deliver to Purchaser a statement setting forth the final calculation of the Adjusted Purchase Price and showing the calculation of each adjustment, based, to the extent possible on actual credits, charges, receipts and other items before and after the Effective Time and taking into account all adjustments provided for in this Agreement. Seller shall at Purchaser’s request supply reasonable documentation available to support any credit, charge, receipt or other item. As soon as reasonably practicable but not later than the 30th day following receipt of Seller’s statement hereunder, Purchaser shall deliver to Seller a written report containing any changes that Purchaser proposes be made to such Statement. The parties shall undertake to agree on the final statement of the Adjusted Purchase Price no later than two hundred forty (240) days after the Closing Date. In the event that the parties cannot agree on the Adjusted Purchase Price within two hundred forty (240) days after Closing, such determination will be automatically referred to an Independent Expert of the parties choosing with at least ten (10) years of oil and gas accounting experience for arbitration. If the parties are unable to agree upon an Independent Expert, then such Independent Expert shall be selected by any Federal District Court Judge or State District Court Judge in Harris County. The burden of proof in the determination of the Adjusted Purchase Price shall be upon Purchaser. The Independent Expert shall conduct the arbitration proceedings in Houston, Texas in accordance with the Commercial Arbitration Rules of the American Arbitration Association, to the extent such rules do not conflict with the terms of this Section. The Independent Expert’s determination shall be made within thirty (30) days after submission of the matters in dispute and shall be final and binding on both parties, without right of appeal. In determining the proper amount of any adjustment to the Purchase Price, the Independent Expert shall not increase the Purchase Price more than the increase proposed by Seller nor decrease the Purchase Price more than the decrease proposed by Purchaser, as applicable. The Independent Expert shall act as an expert for the limited purpose of determining the specific disputed matters submitted by either party and may not award damages or penalties to either party with respect to any matter. Seller and Purchaser shall each bear its own legal fees and other costs of presenting its case. Each party shall bear one-half of the costs and expenses of the Independent Expert. Within ten (10) days after the date on which the parties or the Independent Expert, as applicable, finally determines the disputed matters, (i) Purchaser shall pay to Seller the amount by which the Adjusted Purchase Price exceeds the Closing Payment or (ii) Seller shall pay to Purchaser the amount by which the Closing Payment exceeds the Adjusted Purchase Price, as applicable. Any post-closing payment pursuant to this Section 9.4 shall bear interest from the Closing Date to the date of payment at the Agreed Interest Rate.
     (c) All payments made or to be made hereunder to Seller shall be by electronic transfer of immediately available funds to the account of Seller pursuant to the wiring instructions reflected in Schedule 9.4(c). All payments made or to be made hereunder to Purchaser shall be by electronic transfer of immediately available funds to a bank and account specified by Purchaser in writing to Seller.
ARTICLE 10
TERMINATION
     Section 10.1 Termination.
     This Agreement shall be terminated: (i) at any time prior to Closing by the mutual prior written consent of Seller and Purchaser; (ii) if Closing has not occurred on or before September 30, 2010 (the “Termination Date”); provided that the right to terminate this Agreement under this Section 10.1(ii) shall not be available to Seller or Purchaser, as the case may be, if such party has breached or failed to perform any of its representations, warranties, covenants or obligations under this Agreement and such failure has been a material cause of, or resulted in, the failure of the Closing to occur by the Termination Date; (iii) by Purchaser if any condition set forth in Section 8.2 has not been satisfied or waived at Closing or (iv) by Seller if any condition set forth in Section 8.1 has not been satisfied or waived at Closing.
     Section 10.2 Effect of Termination.
     If this Agreement is terminated pursuant to Section 3.4(d)(2), Section 4.4(b) or Section 10.1, except as set forth in this Section 10.2 and in Section 10.3, this Agreement shall become void and of no further force or effect (except for the provisions of Sections 5.6, 6.5, 7.1, 7.6 and 12.4 which shall continue in full force and effect) and Seller shall be free immediately to enjoy all rights of ownership of the Assets and to sell, transfer, encumber or otherwise dispose of the Assets to any party without any restriction under this Agreement. Notwithstanding anything to the contrary in this Agreement, the termination of this Agreement under Section 10.1(ii) shall not relieve any party from liability for any failure to perform or observe in any material respect any of its agreements or covenants contained herein which are to be performed or observed at or prior to Closing.
     Section 10.3 Distribution of Deposit Upon Termination.
     (a) If this Agreement is terminated by Seller pursuant to Section 10.1(ii) or Section 10.1(iv), Seller has performed or is ready, willing and able to perform all of its agreements and covenants contained herein which are to be performed or observed at or prior to Closing, and Purchaser has failed to perform or observe in any material respects any of its agreements or covenants contained herein which are to be performed or observed at or prior to Closing, then Seller shall retain the Deposit as liquidated damages as Seller’s sole and exclusive remedy for any breach or failure to perform by Purchaser under this Agreement, except for the indemnities provided in Section 7.6, and all other remedies (except those under Section 7.6) are hereby expressly waived by Seller. Seller and Purchaser agree upon the Deposit as liquidated damages due to the difficulty and inconvenience of measuring actual damages and the uncertainty thereof, and Seller and Purchaser agree that such amount is a reasonable estimate of Seller’s loss on the event of any such breach or failure to perform by Purchaser.
     (b) If this Agreement is terminated by Purchaser pursuant to Section 10.1(ii) or Section 10.1(iii), Purchaser has performed or is ready, willing and able to perform all of its agreements and covenants contained herein which are to be performed or observed at or prior to Closing, and Seller has failed to perform or observe in any material respects any of its agreements or covenants contained herein which are to be performed or observed at or prior to Closing, then, at Purchaser’s option Seller shall deliver the Deposit to Purchaser, free of any claims by Seller or any other Person with respect thereto and Purchaser shall have no further liability hereunder of any nature whatsoever to Seller, including any liability for Damages (except for the provisions of Sections 6.5, 7.6 and 12.4 which shall continue in full force and effect).
     (c) If this Agreement is terminated by Seller or Purchaser under Section 3.4(d)(2) or Section 4.4(b), or if it terminates for reasons other than those set forth in Section 10.3(a) or Section 10.3(b), Seller shall deliver the Deposit to Purchaser, free of any claims by Seller or any other Person with respect thereto, and Purchaser shall have no further liability hereunder of any nature whatsoever to Seller, including any liability for Damages (except for the provisions of Sections 6.5, 7.6 and 12.4 which shall continue in full force and effect).
     (d) Notwithstanding anything to the contrary in this Agreement, Purchaser shall not be entitled to receive interest on the Deposit, whether the Deposit is applied against the Purchase Price or returned to Purchaser pursuant to this Section 10.3.
     (e) Notwithstanding any other provision of this Agreement to the contrary, in the event this Agreement is terminated under Article 10 or otherwise, Seller may use, operate, sell or dispose of the Assets in any manner it deems appropriate as if this Agreement were never executed and this Agreement after its termination shall not impose any restriction on Seller’s use, operation, sale or disposal of the Assets.
ARTICLE 11
POST-CLOSING OBLIGATIONS; INDEMNIFICATION;
LIMITATIONS; DISCLAIMERS AND WAIVERS
     Section 11.1 Receipts.
     (a) Except as otherwise provided in this Agreement, any production from or attributable to the Assets (and all products and proceeds attributable thereto) and any other income, proceeds, receipts and credits attributable to the Assets which are not reflected in the adjustments to the Purchase Price following the final adjustment pursuant to Section 9.4(b) shall be treated as follows: (a) all production from or attributable to the Assets (and all products and proceeds attributable thereto) and all other income, proceeds, receipts and credits earned with respect to the Assets to which Purchaser is entitled under Section 1.4 shall be the sole property and entitlement of Purchaser, and, to the extent received by Seller, Seller shall fully disclose, account for and remit the same to Purchaser within ten (10) days, and (b) all production from or attributable to the Assets (and all products and proceeds attributable thereto) and all other income, proceeds, receipts and credits earned with respect to the Assets to which Seller is entitled under Section 1.4 shall be the sole property and entitlement of Seller and, to the extent received by Purchaser, Purchaser shall fully disclose, account for and remit the same to Seller within ten (10) days.
     (b) Notwithstanding any other provisions of this Agreement to the contrary, Seller shall be entitled to retain (and Purchaser shall not be entitled to any decrease to the Purchase Price in respect of) all overhead charges it has collected, billed or which shall be billed later, relating to the portion(s) of the Assets operated by Seller and relating to the period from the Effective Time to the date Seller relinquishes operatorship of the applicable portion of the Assets, even if after the date of Closing.

     Section 11.2 Assumption and Indemnification.
     (a) Without limiting Purchaser’s rights to indemnity under this Article 11, on the Closing Date Purchaser shall assume and hereby agrees to fulfill, perform, pay and discharge (or cause to be fulfilled, performed, paid or discharged) all of the obligations and liabilities of Seller, known or unknown, with respect to the Assets, regardless of whether such obligations or liabilities arose prior to, on or after the Effective Time, including but not limited to obligations to furnish makeup gas according to the terms of applicable gas sales, gathering or transportation contracts, gas balancing obligations, obligations to pay working interests, royalties, overriding royalties and other interests held in suspense, including the Suspended Proceeds, and obligations to plug wells and dismantle structures, and to restore and/or remediate the Assets in accordance with applicable agreements and Laws (all of said obligations and liabilities, subject to the exclusions below, herein being referred to as the “Assumed Seller Obligations”); provided, however, that Assumed Seller Obligations do not include and Purchaser does not assume any obligations or liabilities of Seller to the extent that they are:
     (i) caused by or arising out of or resulting from Seller’s breach of any of Seller’s covenants or agreements that survive the Closing;
     (ii) caused by or arising out of or resulting from any breach of any representation or warranty made by Seller contained in Article 5 of this Agreement or in the certificate delivered by Seller at Closing pursuant to Section 9.2(d); or
     (iii) caused by, arising out of or resulting from any of the known claims or existing proceedings set forth on Schedule 11.2(a)(iii).
     (b) Purchaser shall indemnify, defend and hold harmless Seller Indemnitees from and against all Damages incurred or suffered by Seller Indemnitees:
     (i) caused by or arising out of or resulting from the Assumed Seller Obligations;
     (ii) caused by or arising out of or resulting from the ownership, use or operation of the Assets after the Effective Time;
     (iii) caused by or arising out of or resulting from Purchaser’s breach of any of Purchaser’s covenants or agreements that survive the Closing;
     (iv) caused by or arising out of or resulting from any breach of any representation or warranty made by Purchaser contained in Article 6 of this Agreement or in the certificate delivered by Purchaser at Closing pursuant to Section 9.3(e), but excepting in each case Damages against which Seller would be required to indemnify Purchaser under Section 11.2(c) at the time the claim notice is presented by Purchaser; or

     (v) caused by or arising out of or resulting from any claims or actions asserted by Persons (including without limitation Governmental Bodies) with respect to any violation by any Asset or the operations conducted on such Asset of any Environmental Law or any remediation required for such Asset under any Environmental Law regardless whether known, unknown, whether attributable to periods of time before or after the Effective Time.
EVEN IF SUCH DAMAGES ARE CAUSED IN WHOLE OR IN PART BY THE NEGLIGENCE (WHETHER SOLE, JOINT OR CONCURRENT), STRICT LIABILITY OR OTHER LEGAL FAULT OF SELLER INDEMNITEES OR ANY INDEMNIFIED PERSON.
     (c) Seller shall indemnify, defend and hold harmless Purchaser against and from all Damages incurred or suffered by Purchaser caused by or arising out of or resulting from those obligations and liabilities described in Sections 11.2(a)(i), 11.2(a)(ii) and 11.2(a)(iii).
     (d) Notwithstanding anything to the contrary contained in this Agreement and except as set forth in Section 7.8 and Article 10, this Section 11.2 contains the parties’ exclusive remedy against each other with respect to breaches of the representations and warranties contained in Articles 5, 6, the covenants and agreements that survive the Closing pursuant to the terms of this Agreement and the affirmations of such representations, warranties, covenants and agreements contained in the certificate delivered by each party at Closing pursuant to Sections 9.2(d) or 9.3(e), as applicable. Except for the remedies contained in Section 7.8 or this Section 11.2, and any other remedies available to the parties at law or in equity for breaches of provisions of this Agreement other than representations and warranties contained in Articles 5, the covenants and agreements that survive the Closing pursuant to the terms of this Agreement and the affirmations of such representations, warranties, covenants and agreements contained in the certificate delivered by Seller at Closing pursuant to Sections 9.2(d), as applicable, Purchaser releases, remises and forever discharges Seller and its Affiliates and all such parties’ stockholders, unitholders, members, officers, directors, managers, employees, agents, advisors and representatives from any and all suits, legal or administrative proceedings, claims, demands, damages, losses, costs, liabilities, interest, or causes of action whatsoever, in law or in equity, known or unknown, which such parties might now or subsequently may have, based on, relating to or arising out of this Agreement, Seller’s ownership, use or operation of the Assets, or the condition, quality, status or nature of the Assets, including, without limitation, rights to contribution under the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, breaches of statutory or implied warranties, nuisance or other tort actions, rights to punitive damages and common law rights of contribution, rights under agreements between Seller and any Persons who are Affiliates of Seller, and rights under insurance maintained by Seller or any Person who is an Affiliate of Seller, EVEN IF CAUSED IN WHOLE OR IN PART BY THE NEGLIGENCE (WHETHER SOLE, JOINT OR CONCURRENT, BUT EXCLUDING GROSS NEGLIGENCE OR WILLFUL MISCONDUCT), STRICT LIABILITY OR OTHER LEGAL FAULT OF ANY RELEASED PERSON, excluding, however, any existing contractual rights between (i) Purchaser or any of Purchaser’s Affiliates, (ii) Seller or any of Seller’s Affiliates under contracts between them relating to the Assets, and (iii) any insurance coverage existing as of date hereof for or inuring Seller for any operations, against which Purchaser may seek subrogation or cross claim.
     (e) “Damages”, for purposes of this Article 11, shall mean the amount of any actual liability, loss, cost, diminution in value, expense, claim, demand, notice of violation, investigation by any Governmental Body, administrative proceeding, payment, charge, obligation, fine, penalty, deficiency, award or judgment incurred or suffered by any Indemnified Party arising out of or resulting from the indemnified matter, including reasonable fees and expenses of attorneys, consultants, accountants or other agents and experts reasonably incident to matters indemnified against, and the costs of investigation and/or monitoring of such matters, and the costs of enforcement of the indemnity; provided, however, that Purchaser shall not be entitled to indemnification under this Section 11.2 for, and “Damages” shall not include, (i) loss of profits or other consequential damages suffered by Purchaser, or any punitive damages, (ii) any liability, loss, cost, expense, claim, award or judgment that does not individually exceed Ten Thousand and No/100 Dollars ($10,000.00), and (iii) any liability, loss, cost, expense, claim, award or judgment to the extent resulting from or increased by the actions or omissions of any Indemnified Party after the Effective Time.
     (f) The indemnity of each party provided in this Section 11.2 shall extend to each party’s present and former Affiliates, successors and permitted assigns, and its and their stockholders, unitholders, members, directors, managers, officers, employees, agents and representatives; provided however any claim for indemnity can only be asserted by Purchaser or Seller.
     Section 11.3 Indemnification Actions.
     All claims for indemnification under Section 11.2 shall be asserted and resolved as follows:
     (a) For purposes of this Article 11, the term “Indemnifying Party” when used in connection with particular Damages shall mean the party or parties having an obligation to indemnify another party or parties with respect to such Damages pursuant to this Article 11, and the term “Indemnified Party” when used in connection with particular Damages shall mean the party or parties having the right to be indemnified with respect to such Damages by another party or parties pursuant to this Article 11.
     (b) To make claim for indemnification under Article 11, an Indemnified Party shall notify the Indemnifying Party of its claim under this Section 11.3, including the specific details of and specific basis under this Agreement for its claim (the “Claim Notice”). In the event that the claim for indemnification is based upon a claim by a third party against the Indemnified Party (a “Third Party Claim”), the Indemnified Party shall provide its Claim Notice promptly after the Indemnified Party has actual knowledge of the Third Party Claim and shall enclose a copy of all papers (if any) served with respect to the Third Party Claim; provided that the failure of any Indemnified Party to give notice of a Third Party Claim as provided in this Section 11.3 shall not relieve the Indemnifying Party of its obligations under Section 11.2 prejudices the Indemnifying Party’s ability to defend against the Third Party Claim. In the event that the claim for indemnification is based upon an inaccuracy or breach of a representation, warranty, covenant or agreement, the Claim Notice shall specify the representation, warranty, covenant or agreement which was inaccurate or breached.
     (c) In the case of a claim for indemnification based upon a Third Party Claim, the Indemnifying Party shall have fourteen (14) days from its receipt of the Claim Notice to notify the Indemnified Party whether it admits or denies its liability to defend the Indemnified Party against such Third Party Claim at the sole cost and expense of the Indemnifying Party. The Indemnified Party is authorized, prior to and during such fourteen (14)-day period, to file any motion, answer or other pleading that it shall deem necessary or appropriate to protect its interests or those of the Indemnifying Party and that is not prejudicial to the Indemnifying Party all costs of which shall be included as Damages in respect of such claim for indemnification. The failure to provide notice to the Indemnified Party shall be deemed to be acceptance of liability.
     (d) If the Indemnifying Party admits its liability, it shall have the right and obligation to diligently defend, at its sole cost and expense, the Third Party Claim. The Indemnifying Party shall have full control of such defense and proceedings, including any compromise or settlement thereof. If requested by the Indemnifying Party, the Indemnified Party agrees to cooperate, at the sole cost of the Indemnifying Party, in contesting any Third Party Claim which the Indemnifying Party elects to contest. The Indemnified Party may participate in, but not control, any defense or settlement of any Third Party Claim controlled by the Indemnifying Party pursuant to this Section 11.3(d). An Indemnifying Party shall not, without the written consent of the Indemnified Party, (i) settle any Third Party Claim or consent to the entry of any judgment with respect thereto which does not include an unconditional written release of the Indemnified Party from all liability in respect of such Third Party Claim or (ii) settle any Third Party Claim or consent to the entry of any judgment with respect thereto in any manner that may materially and adversely affect the Indemnified Party (other than as a result of money damages covered fully by the indemnity).
     (e) If the Indemnifying Party does not admit its liability or admits its liability but fails to diligently prosecute or settle the Third Party Claim, then the Indemnified Party shall have the right to defend against the Third Party Claim at the sole cost and expense of the Indemnifying Party, with counsel of the Indemnified Party’s choosing, subject to the right of the Indemnifying Party to admit its liability and assume the defense of the Third Party Claim at any time prior to settlement or final determination thereof. If the Indemnifying Party has not yet admitted its liability for a Third Party Claim, the Indemnified Party shall send written notice to the Indemnifying Party of any proposed settlement and the Indemnifying Party shall have the option for ten (10) days following receipt of such notice to (i) admit in writing its liability for the Third Party Claim and (ii) if liability is so admitted, reject, in its reasonable judgment, the proposed settlement. If Indemnifying Party fails to respond and admit in writing its liability during such ten (10)

day period, the Indemnifying Party will be deemed to have approved such proposed settlement.
     (f) In the case of a claim for indemnification not based upon a Third Party Claim, the Indemnifying Party shall have thirty (30) days from its receipt of the Claim Notice to (i) cure the Damages complained of, (ii) admit its liability for such Damages or (iii) dispute the claim for such Damages. If the Indemnifying Party does not notify the Indemnified Party within such 30 day period that it has cured the Damages or that it disputes the claim for such Damages, the amount of such Damages shall conclusively be deemed a liability of the Indemnifying Party hereunder.
     Section 11.4 Limitation on Actions.
     (a) All representations and warranties of Seller contained herein, together with Seller’s covenant contained in Section 7.9, shall survive for one hundred eighty (180) days from the Closing Date; provided, however, that the representations and warranties of Seller contained in Sections 5.2, 5.3, 5.4 and 5.6, all representations and warranties of Purchaser contained herein, and the parties covenants and obligations contained in Section 7.8 shall survive until the expiration of the applicable statute of limitations period. Except for Seller’s covenant contained in Section 7.9, the covenants and other agreements of Seller and Purchaser set forth in this Agreement shall survive the Closing until fully performed. The affirmations of representations, warranties, covenants and agreements contained in the certificate delivered by Seller at Closing pursuant to Section 9.2(d), shall survive the Closing as to each representation, warranty covenant and agreement so affirmed for the same period of time that the specific representation, warranty, covenant or agreement survives the Closing pursuant to this Section 11.4. Representations, warranties, covenants and agreements shall be of no further force and effect after the date of their expiration, provided that there shall be no termination of any bona fide claim asserted pursuant to this Agreement with respect to such a representation, warranty, covenant or agreement prior to its expiration or termination date.
     (b) The indemnities in Sections 11.2(b)(iii) and 11.2(b)(iv) shall terminate as of the termination date of each respective representation, warranty, covenant or agreement that is subject to indemnification, except in each case as to matters for which a specific written claim for indemnity has been delivered to the Indemnifying Party on or before such termination date. Purchaser’s indemnities in Sections 11.2(b)(i), 11.2(b)(ii) and 11.2(b)(v) shall continue without time limit. The indemnities in Section 11.2(c) shall terminate as of the termination date of each respective representation, warranty, covenant or agreement that is subject to indemnification, except in each case as to matters for which a specific written claim for indemnity has been delivered to the Indemnifying Party on or before such termination date.
     (c) Seller shall not have any liability for any indemnification under Section 11.2 (except under Section 11.2(c)) until and unless the aggregate amount of the liability for all Damages for which claim notices are delivered by Purchaser exceeds two percent (2%) of the Purchase Price and then only to the extent such Damages exceed such amount. The adjustments to the Purchase Price under Section 2.2 and any payments in respect thereof shall not be limited by this Section.
     (d) Notwithstanding anything to the contrary contained elsewhere in this Agreement and except as set forth in Section 7.8, Seller shall not be required to indemnify Purchaser for aggregate Damages in excess of ten percent (10%) of the Adjusted Purchase Price.
     Section 11.5 Recording.
     As soon as practicable after Closing, Purchaser shall record the Conveyances in the appropriate counties as well as the appropriate governmental agencies and provide Seller with copies of all recorded or approved instruments.
     Section 11.6 Waiver of Trade Practices Acts.
     (a) It is the intention of the parties that Purchaser’s rights and remedies with respect to this transaction and with respect to all acts or practices of Seller, past, present or future, in connection with this transaction shall be governed by legal principles other than the Texas Deceptive Trade Practices-Consumer Protection Act, Subchapter E of Chapter 17, Sections 17.41 et seq., of the Texas Business and Commerce Code, as amended (the “DTPA”). As such, Purchaser hereby waives the applicability of the DTPA to this transaction and any and all duties, rights or remedies that might be imposed by the DTPA, whether such duties, rights and remedies are applied directly by the DTPA itself or indirectly in connection with other statutes. Purchaser acknowledges, represents and warrants that it is purchasing the goods and/or services covered by this Agreement for commercial or business use; that it has assets of Five Million and No/100 Dollars ($5,000,000.00) or more according to its most recent financial statement prepared in accordance with generally accepted accounting principles; that it has knowledge and experience in financial and business matters that enable it to evaluate the merits and risks of a transaction such as this; and that it is not in a significantly disparate bargaining position with Seller.
     (b) Purchaser expressly recognizes that the price for which Seller has agreed to perform its obligations under this Agreement has been predicated upon the inapplicability of the DTPA and this waiver of the DTPA. Purchaser further recognizes that Seller, in determining to proceed with the entering into of this Agreement, has expressly relied on this waiver and the inapplicability of the DTPA.
ARTICLE 12
MISCELLANEOUS
     Section 12.1 Counterparts.
     This Agreement may be executed in counterparts, each of which shall be deemed an original instrument, but all such counterparts together shall constitute but one agreement.

     Section 12.2 Notice.
     All notices which are required or may be given pursuant to this Agreement shall be sufficient in all respects if given in writing and delivered personally, by telecopy or by registered or certified mail, postage prepaid, as follows:

If to Seller:	Katy Resources ETX LLC
4809 Cole Avenue
Dallas, Texas 75205
Attention: G. Thomas Graves., President and CEO
Telephone: 214-526-9700
Facsimile: 214-528-3647
Email: tgraves@katyresources.com

With copy to:	Kayne Anderson Capital Advisors, L.P.
717 Texas Avenue, Suite 3100
Houston, TX 77002
Attention: Chuck Yates
Telephone: 713-655-7354
Facsimile: 713-655-7355
Email: cyates@kaynecapital.com

If to Purchaser:	Sun River Energy, Inc.
1401 High Street, #210 E
Denver, CO 80218
Attention:
Telephone: 303-436-1930
Facsimile:
Email:
     Either party may change its address for notice by notice to the other in the manner set forth above. All notices shall be deemed to have been duly given at the time of receipt by the party to which such notice is addressed.
     Section 12.3 Sales or Use Tax Recording Fees and Similar Taxes and Fees.
     Purchaser shall bear any sales, use, excise, real property transfer or gain, gross receipts, goods and services, registration, capital, documentary, stamp or transfer Taxes, recording fees and similar Taxes and fees incurred and imposed upon, or with respect to, the property transfers or other transactions contemplated hereby. Seller will determine, and Purchaser agrees to cooperate with Seller in determining, sales tax, if any, that is due in connection with the sale of Assets and Purchaser agrees to pay any such tax to Seller at Closing. If such transfers or transactions are exempt from any such taxes or fees upon the filing of an appropriate certificate or other evidence of exemption, Purchaser will timely furnish to Seller such certificate or evidence.

     Section 12.4 Expenses.
     Except as provided in Section 12.3, all expenses incurred by Seller in connection with or related to the authorization, preparation or execution of this Agreement, the conveyances delivered hereunder and the Exhibits and Schedules hereto and thereto, and all other matters related to the Closing, including without limitation, all fees and expenses of counsel, accountants and financial advisers employed by Seller, shall be borne solely and entirely by Seller, and all such expenses incurred by Purchaser shall be borne solely and entirely by Purchaser.
     Section 12.5 Replacement of Bonds, Letters of Credit and Guarantees.
     The parties understand that none of the bonds, letters of credit and guarantees, if any, posted by Seller with Governmental Bodies and relating to the Assets are to be transferred to Purchaser, except as provided herein. On or before Closing, Purchaser shall obtain, or cause to be obtained in the name of Purchaser, replacements for such bonds, letters of credit and guarantees. Purchaser may also provide evidence that such replacements are not necessary as a result of existing bonds, letters of credit or guarantees that Purchaser has previously posted as long as such existing bonds, letters of credit or guarantees are adequate to secure the release of those posted by Seller. Notwithstanding the foregoing, Purchaser shall receive Seller’s right, title and interest in and to that certain Certificate of Deposit with a Letter of Credit in the amount of $1,000,000 held in Texas Capital Bank, N.A. in Dallas, Texas in favor of EnCana Oil & Gas (USA) Inc.
     Section 12.6 Change of Name.
     Unless otherwise authorized by Seller in writing, as promptly as practicable, but in any case within ten (10) days after the Closing Date, Purchaser shall eliminate the name “Katy Resources ETX, LLC” and any variants thereof from the Assets acquired pursuant to this Agreement and, except with respect to such grace period for eliminating existing usage, shall have no right to use any logos, trademarks or trade names belonging to Seller or any of its Affiliates.
     Section 12.7 Governing Law and Venue.
     This Agreement and the legal relations between the parties shall be governed by and construed in accordance with the laws of the State of Texas without regard to principles of conflicts of laws otherwise applicable to such determinations. The venue for any action brought under this Agreement shall be Harris County, Texas.
     Section 12.8 Jurisdiction; Waiver of Jury Trial.
     Each party consents to personal jurisdiction in any action brought in the United States federal courts located within Harris County, Texas with respect to any dispute, claim or controversy arising out of or in relation to or in connection with this Agreement, and each of the Parties hereto agrees that any action instituted by it against the other with respect to any such dispute, controversy or claim (except to the extent a dispute, controversy, or claim arising out of or in relation to or in connection with the determination of a Title Defect Amount or Title Benefit Amount pursuant to Section 3.4(h), or the determination of Purchase Price adjustments pursuant to Section 9.4(b) is referred to an expert pursuant to those Sections) will be instituted exclusively in the United States District Court for the Southern District of Texas, Houston Division. The parties hereby waive trial by jury in any action, proceeding or counterclaim brought by any party against another in any matter whatsoever arising out of or in relation to or in connection with this Agreement.
     Section 12.9 Captions.
     The captions in this Agreement are for convenience only and shall not be considered a part of or affect the construction or interpretation of any provision of this Agreement.
     Section 12.10 Waivers.
     Any failure by any party or parties to comply with any of its or their obligations, agreements or conditions herein contained may be waived in writing, but not in any other manner, by the party or parties to whom such compliance is owed. No waiver of, or consent to a change in, any of the provisions of this Agreement shall be deemed or shall constitute a waiver of, or consent to a change in, other provisions hereof (whether or not similar), nor shall such waiver constitute a continuing waiver unless otherwise expressly provided.
     Section 12.11 Assignment.
     No party shall assign all or any part of this Agreement, nor shall any party assign or delegate any of its rights or duties hereunder, without the prior written consent of the other party and any assignment or delegation made without such consent shall be void.
     Section 12.12 Entire Agreement.
     This Agreement and the documents to be executed hereunder and the Exhibits and Schedules attached hereto constitute the entire agreement between the parties pertaining to the subject matter hereof, and supersede all prior agreements, understandings, negotiations and discussions, whether oral or written, of the parties pertaining to the subject matter hereof.
     Section 12.13 Amendment.
     (a) This Agreement may be amended or modified only by an agreement in writing executed by both parties.
     (b) No waiver of any right under this Agreement shall be binding unless executed in writing by the party to be bound thereby.
     Section 12.14 No Third-Party Beneficiaries.
     Nothing in this Agreement shall entitle any Person other than Purchaser and Seller to any claims, cause of action, remedy or right of any kind, except the rights expressly provided to the Persons described in Section 11.2(f).

     Section 12.15 References.
     In this Agreement:
     (a) References to any gender includes a reference to all other genders;
     (b) References to the singular includes the plural, and vice versa;
     (c) Reference to any Article or Section means an Article or Section of this Agreement;
     (d) Reference to any Exhibit or Schedule means an Exhibit or Schedule to this Agreement, all of which are incorporated into and made a part of this Agreement;
     (e) Unless expressly provided to the contrary, “hereunder”, “hereof”, “herein” and words of similar import are references to this Agreement as a whole and not any particular Section or other provision of this Agreement; and
     (f) “Include” and “including” shall mean include or including without limiting the generality of the description preceding such term.
     Section 12.16 Construction.
     Each of Seller and Purchaser has had substantial input into the drafting and preparation of this Agreement and has had the opportunity to exercise business discretion in relation to the negotiation of the details of the transaction contemplated hereby. This Agreement is the result of arm’s-length negotiations from equal bargaining positions.
     Section 12.17 Limitation on Damages.
     NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN, NONE OF PURCHASER, SELLER OR ANY OF THEIR RESPECTIVE AFFILIATES SHALL BE ENTITLED TO EITHER PUNITIVE OR CONSEQUENTIAL DAMAGES IN CONNECTION WITH THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY AND EACH OF PURCHASER AND SELLER, FOR ITSELF AND ON BEHALF OF ITS AFFILIATES, HEREBY EXPRESSLY WAIVES ANY RIGHT TO PUNITIVE OR CONSEQUENTIAL DAMAGES IN CONNECTION WITH THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY, EXCEPT TO THE EXTENT AN INDEMNIFIED PARTY IS REQUIRED TO PAY PUNITIVE OR CONSEQUENTIAL DAMAGES TO A THIRD PARTY THAT IS NOT AN INDEMNIFIED PARTY.
     Section 12.18 Confidentiality.
     Purchaser agrees that all information furnished or disclosed by Seller or acquired by Purchaser in connection with the sale of the Assets shall remain confidential prior to Closing. Purchaser may disclose such information only to its managers, members, subsidiaries or Affiliates, agents, advisors, counsel or representatives provided each of such Persons agrees in writing or has an enforceable ethical duty to keep confidential and not disclose such information. In the event that Closing of the transactions contemplated by this Agreement does not occur for any reason, Purchaser agrees that all information furnished or disclosed by Seller or acquired by Purchaser in connection with the inspection, testing, inventory or sale of the Assets shall remain confidential, with Seller a third party beneficiary of any privilege held by Purchaser. The foregoing obligations of confidentiality and non-disclosure shall not apply to information that is (a) already known to Purchaser at the time of disclosure, (b) known to the industry or the public at the time of the disclosure to Purchaser or subsequently becomes known to the industry or the public through no fault of Purchaser, or (c) rightfully obtained by Purchaser from a third person who is, at the time such information is received by Purchaser, under no obligation to Seller to hold the same in confidence. Notwithstanding the foregoing, Purchaser may disclose information that based on the advice of counsel, it is required or compelled to disclose by Law or by rule or regulation of any securities exchange or regulatory body.
ARTICLE 13
DEFINITIONS
     “Adjusted Purchase Price” shall mean the Purchase Price after calculating and applying the adjustments set forth in Section 2.2.
     “Adjustment Period” has the meaning set forth in Section 2.2(a).
     “AFE” means authority for expenditure.
     “Affiliates” with respect to any Person, means any Person that directly or indirectly controls, is controlled by or is under common control with such Person.
     “Agreed Interest Rate” shall mean simple interest computed at the rate of the prime interest rate as published in the Wall Street Journal.
     “Agreement” has the meaning set forth in the first paragraph of this Agreement.
     “Allocated Value” has the meaning set forth in Section 2.3.
     “Assessment” has the meaning set forth in Section 4.1.
     “Assets” has the meaning set forth in Section 1.2.
     “Assumed Seller Obligations” has the meaning set forth in Section 11.2(a).
     “Business Day” means each calendar day except Saturdays, Sundays, and Federal holidays.
     “Claim Notice” has the meaning set forth in Section 11.3.
     “Closing” has the meaning set forth in Section 9.1(a).

     “Closing Date” has the meaning set forth in Section 9.1(b).
     “Closing Payment” has the meaning set forth in Section 9.4(a).
     “Code” has the meaning set forth in Section 2.3.
     “Contracts” has the meaning set forth in Section 1.2(d).
“Conveyance” has the meaning set forth in Section 3.1(b).
     “Cure Period” has the meaning set forth in Section 3.4(c).
     “Damages” has the meaning set forth in Section 11.2(e).
     “Defensible Title” has the meaning set forth in Section 3.2.
     “Deposit” has the meaning set forth in Section 2.4.
     “DTPA” has the meaning set forth in Section 11.6.
     “Effective Time” has the meaning set forth in Section 1.4.
     “Encana Farmout” means that certain Carry and Earning Agreement, by and between Encana Oil & Gas (USA) Inc., and Katy Resources ETX, LLC, dated effective February 1, 2009.
     “Environmental Claim Date” has the meaning set forth in Section 4.2.
     “Environmental Deductible” has the meaning set forth in Section 4.3.
     “Environmental Consultant” has the meaning set forth in Section 4.1.
     “Environmental Defect Notice” has the meaning set forth in Section 4.2
     “Environmental Laws” means, as the same have been amended as of the Effective Time, the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. § 9601 et seq. (“CERCLA”); the Resource Conservation and Recovery Act, 42 U.S.C. § 6901 et seq. (“RCRA”); the Federal Water Pollution Control Act, 33 U.S.C. § 1251 et seq. (the “Clean Water Act”); the Clean Air Act, 42 U.S.C. § 7401 et seq. the Hazardous Materials Transportation Act, 49 U.S.C. § 1471 et seq.; the Toxic Substances Control Act, 15 U.S.C. §§ 2601 through 2629 (“TSCA”); the Oil Pollution Act, 33 U.S.C. § 2701 et seq.; the Emergency Planning and Community Right-to-Know Act, 42 U.S.C. § 11001 et seq.; and the Safe Drinking Water Act, 42 U.S.C. §§ 300f through 300j; and all similar Laws as of the Environmental Claim Date of any Governmental Body having jurisdiction over the property in question addressing pollution or protection of the environment and all regulations implementing the foregoing.
     “Environmental Liabilities” shall mean any and all environmental response costs (including costs of remediation), damages, natural resource damages, settlements, consulting fees, expenses, penalties, fines, orphan share, prejudgment and post-judgment interest, court costs, attorneys’ fees, and other liabilities incurred or imposed (i) pursuant to any order, notice of responsibility, directive (including requirements embodied in Environmental Laws), injunction, judgment or similar act (including settlements) by any Governmental Body to the extent arising out of any violation of, or remedial obligation under, any Environmental Law which is attributable to the ownership or operation of the Properties prior to the Environmental Claim Date or (ii) pursuant to any claim or cause of action by a Governmental Body or other Person for personal injury, property damage, damage to natural resources, remediation or response costs to the extent arising out of or that could arise out of any violation of, or any remediation obligation under, any Environmental Law which is attributable to the ownership or operation of the Properties prior to the Environmental Claim Date.
     “Equipment” has the meaning set forth in Section 1.2(f).
     “Excluded Assets” has the meaning set forth in Section 1.3.
     “Farmout Agreement” means the Encana Farmout.
     “Governmental Authorization” has the meaning set forth in Section 5.14.
     “Governmental Body” means any federal, state, local, municipal, or other governments; any governmental, regulatory or administrative agency, commission, body or other authority exercising or entitled to exercise any administrative, executive, judicial, legislative, police, regulatory or taxing authority or power; and any court or governmental tribunal.
     “Hydrocarbons” means oil, gas, condensate and other gaseous and liquid hydrocarbons or any combination thereof, including scrubber liquid inventory, ethane, propane, isobutene, nor-butane and gasoline (excluding tank bottoms), and sulphur extracted from hydrocarbons.
     “Indemnified Party” has the meaning set forth in Section 11.3.
     “Indemnifying Party” has the meaning set forth in Section 11.3.
     “Index Price” means, as of the date hereof, (i) with respect to oil, the Plains All America Pipeline West Texas Intermediate, all other areas, monthly average less $5.40 per bbl plus Agrus P+ and (ii) with respect to natural gas, Houston Ship Channel less 14 cents.
     “Lands” has the meaning set forth in Section 1.2(a).
     “Laws” means all statutes, rules, regulations, ordinances, orders, and codes of Governmental Bodies.
     “Leases” has the meaning set forth in Section 1.2(a).
     “Lowest Cost Response” means the response required or allowed under Environmental Laws that addresses the applicable present condition alleged pursuant to an Environmental Defect Notice at the lowest cost (considered as a whole taking into consideration any material negative impact such response may have on the operations of the relevant Assets and any potential material additional costs or liabilities that may likely arise as a result of such response) as compared to any other response that is required or allowed under Environmental Laws.

     “Material Adverse Effect” means any adverse effect on the ownership, operation or value of the Assets, as currently operated, which is material to the ownership, operation or value of the Assets, taken as a whole; provided, however, that “Material Adverse Effect” shall not include general changes in industry or economic conditions or changes in Laws or in regulatory policies.
     “Net Revenue Interest” has the meaning set forth in Section 3.2(a).
     “NORM” means naturally occurring radioactive material.
     “Permitted Encumbrances” has the meaning set forth in Section 3.3.
     “Person” means any individual, firm, corporation, partnership, limited liability company, joint venture, association, trust, unincorporated organization, government or agency or subdivision thereof or any other entity.
     “Properties” and “Property” have the meanings set forth in Section 1.2(c).
     “Property Costs” has the meaning set forth in Section 1.4.
     “Purchase Price” has the meaning set forth in Section 2.1.
     “Purchaser” has the meaning set forth in the first paragraph of this Agreement.
     “Purchaser Indemnitees” shall mean Purchaser, its officers, directors, employees, agents, representatives, affiliates, subsidiaries, successors, assigns, contractors and subcontractors.
     “Records” has the meaning set forth in Section 1.2(h).
     “Seller” has the meaning set forth in the first paragraph of this Agreement.
     “Seller Indemnitees” shall mean Seller, its officers, managers, members, employees, agents, representatives, Affiliates, subsidiaries, successors, assigns, contractors and subcontractors.
     “Seller Operated Assets” shall mean Assets operated by Seller.
     “Surface Contracts” has the meaning set forth in Section 1.2(e).
     “Suspended Proceeds” has the meaning set forth in Section 7.10.
     “Tax Returns” has the meaning set forth in Section 5.8.
     “Taxes” means all federal, state, local, and foreign income, profits, franchise, sales, use, ad valorem, property, severance, production, excise, stamp, documentary, real property transfer or gain, gross receipts, goods and services, registration, capital, transfer, or withholding Taxes or other governmental fees or charges imposed by any taxing authority, including any interest, penalties or additional amounts which may be imposed with respect thereto.

     “Termination Date” has the meaning set forth in Section 10.1.
     “Third Party Claim” has the meaning set forth in Section 11.3.
     “Title Arbitrator” has the meaning set forth in Section 3.4(h).
     “Title Benefit” has the meaning set forth in Section 3.2.
     “Title Benefit Amount” has the meaning set forth in Section 3.4(e).
     “Title Benefit Notice” has the meaning set forth in Section 3.4(b).
     “Title Benefit Property” has the meaning set forth in Section 3.4(b).
     “Title Claim Date” has the meaning set forth in Section 3.4(a).
     “Title Defect” means except for Permitted Encumbrances, (i) Seller’s title to the Wells and Units shown on Exhibit A-1 as of the Effective Time is not Defensible Title, (ii) a Well shown in Exhibit A-1 in which Seller has an interest by virtue of its ownership of the Leases and/or Units is not drilled and completed within the boundaries of such Leases and/or Units or within the limits otherwise permitted by contract, pooling, unitization agreement or communitization order, and by Law, (iii) the Assets are subject to an agreement that will be binding on Purchaser that grants to a Person a call upon, option to purchase, or similar rights with respect to the production of Hydrocarbons produced from the Wells at a price other than current market prices, or (iv) a Lease is not in force and effect.
     “Title Defect Amount” has the meaning set forth in Section 3.4(d)(1)(a).
     “Title Defect Notice” has the meaning set forth in Section 3.4(a).
     “Title Defect Property” has the meaning set forth in Section 3.4(a).
     “Units” has the meaning set forth in Section 1.2(c).
     “Wells” has the meaning set forth in Section 1.2(b).

     IN WITNESS WHEREOF, this Agreement has been signed by each of the parties hereto on the date first above written.

SELLER: KATY RESOURCES ETX, LLC
By:
	Name:	Charles W. Yates
	Title:	Manager

PURCHASER: SUN RIVER ENERGY, INC. (A Colorado Corporation)
By:
Name:
	Title:	Chief Executive Officer

[Signature Page to PSA]

Exhibit A
To
Purchase and Sale Agreement
Katy Resources ETX, LLC, Seller and Sun River Energy, Inc. Purchser Leases
Oil and Gas Leases, Ratifications and Minerals
All recording references are to the Deed Records or Official Public Records of
Angelina County, Texas

	Lessor Name	Lessee Name	Effective Date	Recording Information
1	JIM GORDON BELL AND NAOMI ELISE BELL TRUSTEES OF THE JIM &	KATY RESOURCES ETX, LLC	06/23/2009	Recorded on 10/06/2009, under Document # 2009-00261293, in the Official Records of Angelina County, Texas.

Oil and Gas Leases, Ratifications and Minerals
All recording references are to the Deed Records or Official Public Records of
Cherokee County, Texas

	Lessor Name	Lessee Name	Effective Date	Recording Information
1	STANLEY L. CROSSMAN	KATY RESOURCES ETX, LLC	11/04/2009	Memo being recorded on 11/23/09 under Doc # 593041, Vol 1998, Page 254 in the Official Records of Cherokee County, Texas.

2	TYLER JOHN FRANK	KATY RESOURCES ETX, LLC	11/04/2009	Memo being recorded on 11/23/09 under Doc # 593042, Vol 1998, Page 256 in the Official Records of Cherokee County, Texas.

3	WELLS RESOURCES, INC.	KATY RESOURCES ETX, LLC	11/02/2009	Memo being recorded on 11/23/09 under Doc # 593040, Vol 1998, Page 253 in the Official Records of Cherokee County, Texas.

4	H. JOHN FRANK, JR. REVOCABLE TRUST HARRIS J. FRANK, JR & JAN W. FRANK	KATY RESOURCES ETX, LLC	11/04/2009	Memo recorded on 1-11-09 under Doc # 594161, Vol. 2004, Pg. 54 in the Official Records of Cherokee County, Texas.

5	ELIZABETH LESSER TARRANT	KATY RESOURCES ETX, LLC	11/04/2009	Memo recorded on 1-11-09 under Doc # 594160, Vol. 2004, Pg. 52 in the Official Records of Cherokee County, Texas.

6	LAUREN HURST FREY	KATY RESOURCES ETX, LLC	11/04/2009	Memo recorded on 1-11-09 under Doc # 594164, Vol. 2004, Pg. 60, in the Official Records of Cherokee County, Texas.

7	JOHN FRANK LESSER IRREVOCABLE MINERAL RIGHTS TRUST JOHN FRANK LESSER, TRUSTEE	KATY RESOURCES ETX, LLC	11/04/2009	Memo recorded on 1-11-09 under Doc # 594165, Vol. 2004, Pg. 62, in the Official Records of Cherokee County, Texas.

Exhibit “A” - Page 1 of 65

	Lessor Name	Lessee Name	Effective Date	Recording Information
8	J. KYLE JONES	KATY RESOURCES ETX, LLC	11/04/2009	Memo recorded on 1-11-09 under Doc # 594162, Vol. 2004, Pg. 56 in the Official Records of Cherokee County, Texas.

9	DESERT PARTNERS III, L.P.	KATY RESOURCES ETX, LLC	11/04/2009	Memo recorded on 1-11-09 under Doc # 594163, Vol. 2004, Pg. 58 in the Official Records of Cherokee County, Texas.

10	NANCY RUSSELL HAUSERMAN	KATY RESOURCES ETX, LLC	11/04/2009	Memo recorded on 1-11-09 under Doc # 594166, Vol. 2004, Pg. 64, in the Official Records of Cherokee County, Texas.

11	TEXAS-HARRIS PARTNERSHIP I, L.P.	KATY RESOURCES ETX, LLC	11/04/2009	Memo recorded on 1-11-09 under Doc # 594167, Vol. 2004, Pg. 66, in the Official Records of Cherokee County, Texas.

12	JEROME CROSSMAN MARCUS	KATY RESOURCES ETX, LLC	11/04/2009	Memo recorded on 1-11-09 under Doc # 594168, Vol. 2004, Pg. 68, in the Official Records of Cherokee County, Texas.

13	KATIE FALLET	KATY RESOURCES ETX, LLC	11/04/2009	Memo recorded on 1-11-09 under Doc # 594169, Vol. 2004, Pg. 70, in the Official Records of Cherokee County, Texas.

14	SAM BONART MARCUS, JR.	KATY RESOURCES ETX, LLC	11/04/2009	Memo recorded on 1-11-09 under Doc # 594170, Vol. 2004, Pg. 72, in the Official Records of Cherokee County, Texas.
Oil and Gas Leases, Ratifications and Minerals
All recording references are to the Deed Reocrds or Official Public Records of
Gregg County, Texas

	Lessor Name	Lessee Name	Effective Date	Recording Information
1	JAMES CRAIG MCALISTER	BIVINS ENERGY CORPORATION	04/07/2005	Recorded on 4/15/05, under Doc # 2005- 08054 of the Official Records of Gregg County, Texas, and Recorded on 5/2/05, under Vol. 2550, Page 713 of the Official Records of Rusk County, Texas.

2	DENISE DUDLEY	BIVINS ENERGY CORPORATION	03/15/2005	Recorded on 4/19/05, under Doc # 2005- 08284 of the Official Records of Gregg County, Texas, and Recorded on 5/31/05, under Vol. 2557, Page 140 of the Official Records of Rusk County, Texas.

3	EVA NELL DUDLEY	BIVINS ENERGY CORPORATION	03/15/2005	Recorded on 4/19/05, Under Doc # 2005- 08285 of the Official Records of Gregg County, Texas, and Recorded on 5/31/05, under Vol. 2557, Page 143 of the Official Records of Rusk County, Texas.

4	ROY H. LAIRD MEMORIAL HOSPITAL	BIVINS ENERGY CORPORATION	02/12/2007	Recorded on, 4/2/07 Under Doc # 2007- 07252 in the Official Records of Gregg County, Texas.

Exhibit “A” - Page 2 of 65

	Lessor Name	Lessee Name	Effective Date	Recording Information
5	BISHOP QUIN FOUNDATION	BIVINS ENERGY CORPORATION	06/01/2006	Memo Recorded on, 6/26/06 Under Doc # 2006-13723 in the Official Records of Gregg County, Texas.

6	METHODIST CHILDRENS HOME	BIVINS ENERGY CORPORATION	06/01/2006	Recorded on, 8/24/07 Under Doc # 2006- 13722 in the Official Records of Gregg County, Texas.

7	EPISCOPAL THEOLOGICAL SEMINARY OF THE SOUTHWEST	BIVINS ENERGY CORPORATION	06/01/2006	Memo Recorded on, 6/26/06, Under Doc # 2006-13721 in the Official Records of Gregg County, Texas.

8	ROY NICHOLAS HEARNE	MACHIN & ASSOCIATES, INC	09/18/2006	Recorded on, Under Doc # 2006-22334 in the Official Records of Gregg County, Texas.

9	NORA GENE EUBANKS	MACHIN & ASSOCIATES, INC	09/18/2006	Recorded on, 10/6/06 under Doc # 2006- 22333 in the Official Records of Gregg County, Texas.

10	JOHN ROBERT FLORENCE	MACHIN & ASSOCIATES, INC	03/27/2006	Recorded on, 4/21/06 Under Doc # 2006- 08584 in the Official Records of Gregg County, Texas.

11	CHARLOTTE ANN AUTRY	MACHIN & ASSOCIATES, INC	03/27/2006	Recorded on, Under Doc # 2006-08586 in the Official Records of Gregg County, Texas.

12	DEL ROSE BIRDSONG YALE	MACHIN & ASSOCIATES, INC	07/18/2008	Recorded on, 9/3/08 under Doc. # 2008- 19086 in the Official Records of Gregg County, Texas.

13	SYLVIA JO BIRDSONG RILEY	MACHIN & ASSOCIATES, INC	07/18/2008	Recorded on, 9/3/08, Under Doc. # 2008- 19085 in the Official Records of Gregg County, Texas.

14	FREDNA BIRDSONG GABRIEL	MACHIN & ASSOCIATES, INC	07/18/2008	Recorded on 9/3/08 Under Doc. # 2008- 19087 in the Official Records of Gregg County, Texas.

15	B. M. BIRDSONG, JR.	MACHIN & ASSOCIATES, INC	06/02/2008	Recorded on 7/30/08, Under Doc. # 2008- 16265 in the Official Records of Gregg County, Texas.

16	BERNICE S. BIRDSONG	MACHIN & ASSOCIATES, INC	06/02/2008	Recorded on 7/30/08, Under Doc. # 2008- 16264 in the Official Records of Gregg County, Texas.

17	BONNIE LYNN BIRDSONG DAY	MACHIN & ASSOCIATES, INC	06/02/2008	Recorded on 7/30/08, Under Doc. # 2008- 16263 in the Official Records of Gregg County, Texas.

18	LINDA KAY BIRDSONG WILLIAMS	MACHIN & ASSOCIATES, INC	07/14/2008	Recorded on 7/30/08, Under Doc. # 2008- 16664 in the Official Records of Gregg County, Texas.

19	GREGORY LAIRD CASHEN	BIVINS ENERGY CORPORATION	07/15/2004	Recorded on Sep. 23, 2004, Doc. # 2004- 21987, Page 2, in the Official Records of Gregg County, Texas and under Vol. 2522 and page 670 in the Official Records of Rusk County.

20	CAROLYN SYNOGROUND	BIVINS ENERGY CORPORATION	07/10/2004	Recorded under Gregg Co. File # 2004- 16939 in the Official Records of Gregg County, Texas.

21	PABLO GARZA, ET UX	BIVINS ENERGY CORPORATION	10/15/2004	Recorded under Gregg Co. File # 2004- 27346 in the Official Records of Gregg County, Texas.

Exhibit “A” - Page 3 of 65

	Lessor Name	Lessee Name	Effective Date	Recording Information
22	WAYNE N. MEADOWS	BIVINS ENERGY CORPORATION	06/01/2004	Recorded under Gregg Co. File # 2004- 12593 in the Official Records of Gregg County, Texas.

23	DELORES M. LOMAX	BIVINS ENERGY CORPORATION	06/01/2004	Recorded under Gregg Co. File # 2004- 12596 in the Official Records of Gregg County, Texas.

24	MARY JANE FORMBY	BIVINS ENERGY CORPORATION	06/01/2004	Recorded under Gregg Co. File # 2004- 16863 in the Official Records of Gregg County, Texas.

25	EVELYN K. HADEN	BIVINS ENERGY CORPORATION	07/15/2004	Recorded under Gregg Co. File # 2004- 16867 in the Official Records of Gregg County, Texas.

26	BRUCE MCFADIN	BIVINS ENERGY CORPORATION	07/15/2004	Recorded under Gregg Co. File # 2004- 16938 in the Official Records of Gregg County, Texas.

27	DENNIS T. MCFADIN	BIVINS ENERGY CORPORATION	10/15/2004	Recorded under Gregg Co. File # 2005- 00108 in the Official Records of Gregg County, Texas.

28	EARNEST M. MCFADIN	BIVINS ENERGY CORPORATION	07/15/2004	Recorded under Gregg Co. File # 2004- 16941 in the Official Records of Gregg County, Texas.

29	LLOYD C. MCFADIN	BIVINS ENERGY CORPORATION	07/15/2004	Recorded under Gregg Co. File # 2004- 16866 in the Official Records of Gregg County, Texas.

30	ROWENA LOUISE RABY	BIVINS ENERGY CORPORATION	07/15/2004	Recorded under Gregg Co. File # 2004- 16942 in the Official Records of Gregg County, Texas.

31	LEONA GONSIOR	BIVINS ENERGY CORPORATION	05/25/2004	Recorded under Gregg Co. File # 2004- 19516 in the Official Records of Gregg County, Texas.

32	EVELYN K. HADEN	BIVINS ENERGY CORPORATION	10/15/2004	Recorded under Gregg Co. File # 2004- 24715 in the Official Records of Gregg County, Texas.

33	BRUCE MCFADIN	BIVINS ENERGY CORPORATION	10/15/2004	Recorded under Gregg Co. File # 2004- 24711 in the Official Records of Gregg County, Texas.

34	DENNIS T. MCFADIN	BIVINS ENERGY CORPORATION	10/15/2004	Recorded under Gregg Co. File # 2005- 06203 in the Official Records of Gregg County, Texas.

35	EARNEST M. MCFADIN	BIVINS ENERGY CORPORATION	10/15/2004	Recorded under Gregg Co. File # 2004- 24713 in the Official Records of Gregg County, Texas.

36	LLOYD C. MCFADIN	BIVINS ENERGY CORPORATION	10/15/2004	Recorded under Gregg Co. File # 2004- 24716 in the Official Records of Gregg County, Texas.

37	ROWENA LOUISE RABY	BIVINS ENERGY CORPORATION	10/15/2004	Recorded under Gregg Co. File # 2004- 24712 in the Official Records of Gregg County, Texas.

38	CHARLOTTE ROGERS	BIVINS ENERGY CORPORATION	05/25/2004	Recorded under Gregg Co. File # 2004- 14032 in the Official Records of Gregg County, Texas.

39	RON DUNBAR PROPERTIES	BIVINS ENERGY CORPORATION	04/15/2005	Recorded under Gregg Co. File # 2005- 08279 in the Official Records of Gregg County, Texas.

Exhibit “A” - Page 4 of 65

	Lessor Name	Lessee Name	Effective Date	Recording Information
40	ARNOLD D. BROWN	BIVINS ENERGY CORPORATION	06/01/2004	Recorded under Gregg Co. File # 2004- 14028 in the Official Records of Gregg County, Texas.

41	NELSON T. DENNIS	BIVINS ENERGY CORPORATION	10/15/2004	Recorded under Gregg Co. File # 2005- 00719 in the Official Records of Gregg County, Texas.

42	STEVE DENNIS	BIVINS ENERGY CORPORATION	12/09/2004	Recorded under Gregg Co. File # 2005- 02220 in the Official Records of Gregg County, Texas.

43	NAYDON OLIVER DOWELL	BIVINS ENERGY CORPORATION	10/15/2004	Recorded under Gregg Co. File # 2005- 00105 in the Official Records of Gregg County, Texas.

44	WILLIE EVANS, TRUSTEE FOR THE WILLIE EVANS REVOCABLE TRUST	BIVINS ENERGY CORPORATION	12/06/2004	Recorded under Gregg Co. File # 2005- 00107 in the Official Records of Gregg County, Texas.

45	GEORGE C. GOGGAN, ET UX	BIVINS ENERGY CORPORATION	10/15/2004	Recorded under Gregg Co. File # 2005- 03725 in the Official Records of Gregg County, Texas.

46	CHRISTINE HARDER	BIVINS ENERGY CORPORATION	10/15/2004	Recorded under Gregg Co. File # 2004- 27347 in the Official Records of Gregg County, Texas.

47	RONNY D. HIGHLEY, ET UX	BIVINS ENERGY CORPORATION	10/15/2004	Recorded under Gregg Co. File # 2005- 00106 in the Official Records of Gregg County, Texas.

48	JAMES A. HOLDER	BIVINS ENERGY CORPORATION	10/15/2004	Recorded under Gregg Co. File # 2005- 08280 in the Official Records of Gregg County, Texas.

49	KIRK JENKINS, ET UX	BIVINS ENERGY CORPORATION	12/06/2004	Recorded under Gregg Co. File # 2005- 02221 in the Official Records of Gregg County, Texas.

50	ESTELLE S. MOYERS	BIVINS ENERGY CORPORATION	06/01/2004	Recorded under Gregg Co. File # 2004- 16864 in the Official Records of Gregg County, Texas.

51	GERALDINE DENNIS SCHWARTZ	BIVINS ENERGY CORPORATION	10/15/2004	Recorded under Gregg Co. File # 2005- 02222 in the Official Records of Gregg County, Texas.

52	CHEYENNE SMITH, ET AL	BIVINS ENERGY CORPORATION	05/10/2005	Recorded under Gregg Co. File # 2005- 18219 in the Official Records of Gregg County, Texas.

53	SHARON DENISE TAYLOR	BIVINS ENERGY CORPORATION	06/01/2004	Recorded under Gregg Co. File # 2004- 14031 in the Official Records of Gregg County, Texas.

54	RUBEN VALENZUELA, ET UX	BIVINS ENERGY CORPORATION	07/15/2004	Recorded under Gregg Co. File # 2005- 00110 in the Official Records of Gregg County, Texas.

55	SELMA JEAN DENNIS VOWELL	BIVINS ENERGY CORPORATION	10/15/2004	Recorded under Gregg Co. File # 2004- 27345 in the Official Records of Gregg County, Texas.

56	DEVONNE GODFREY PETTY	BIVINS ENERGY CORPORATION	07/15/2003	Recorded under Gregg Co. File # 2003- 22187 in the Official Records of Gregg County, Texas.

Exhibit “A” - Page 5 of 65

	Lessor Name	Lessee Name	Effective Date	Recording Information
57	HERBERT CHASEN, II	BIVINS ENERGY CORPORATION	07/15/2004	Recorded under Doc # 2004-16865 of the Official Records of Gregg County, Texas, and Recorded under Vol. 2500, Page 653 of the Official Records of Rusk County, Texas.

58	SHACK B. CASHEN	BIVINS ENERGY CORPORATION	07/15/2004	Recorded under Doc # 2004-27344 of the Official Records of Gregg County, Texas, and Recorded under Vol. 2517, Page 800 of the Official Records of Rusk County, Texas.

59	HLS MANAGEMENT	BIVINS ENERGY CORPORATION	03/12/2004	Recorded under Doc # 2004-10882 of the Official Records of Gregg County, Texas, and Recorded under Vol. 2500, Page 665 of the Official Records of Rusk County, Texas.

60	JOE MACK LAIRD TRUST, ET AL	BIVINS ENERGY CORPORATION	04/23/2004	Recorded under Doc # 2004-10883 of the Official Records of Gregg County, Texas, and Recorded under Vol. 2500, Page 669 of the Official Records of Rusk County, Texas.

61	THE OVERTON 1990 CHILDREN’S TRUST	BIVINS ENERGY CORPORATION	06/27/2003	Recorded under Doc # 2005-08208 of the Official Records of Gregg County, Texas, and Recorded under Vol. 2671, Page 295 of the Official Records of Rusk County, Texas.

62	PATSY ROPER	MACHIN & ASSOCIATES, INC	04/19/2006	Recorded under Gregg Co. File # 2006- 11066 in the Official Records of Gregg County, Texas.

63	FRANCES E. BROWN, JR.	MACHIN & ASSOCIATES, INC	03/10/2006	Recorded under Gregg Co. File # 2006- 06671 in the Official Records of Gregg County, Texas.

64	MACHIN & ASSOCIATES, INC	MACHIN & ASSOCIATES, INC	12/29/2008	Recorded under Gregg Co. File # 2009- 01158 in the Official Records of Gregg County, Texas.

65	ROBERT CARTER OVERTON, III	BIVINS ENERGY CORPORATION	02/09/2007	Recorded under Doc # 2007-06158 of the Official Records of Gregg County, Texas, and recorded under Vol. 2727, Page 797 of the Official Records of Rusk County, Texas.

66	MARY MAUD OVERTON STOCKER BEARD	BIVINS ENERGY CORPORATION	02/09/2007	Recorded under Doc # 2007-06166 of the Official Records of Gregg County, Texas, and recorded under Vol. 2727, Page 821 of the Official Records of Rusk County, Texas.

67	ROBIN OVERTON SENGELMANN	BIVINS ENERGY CORPORATION	02/09/2007	Recorded under Doc # 2007-06169 of the Official Records of Gregg County, Texas, and recorded under Vol. 2727, Page 830 of the Official Records of Rusk County, Texas.

68	LAURA OVERTON WHELESS	BIVINS ENERGY CORPORATION	02/09/2007	Recorded under Doc # 2007-06163 of the Official Records of Gregg County, Texas, and recorded under Vol. 2727, Page 812 of the Official Records of Rusk County, Texas.

Exhibit “A” - Page 6 of 65

	Lessor Name	Lessee Name	Effective Date	Recording Information
69	THE OVERTON 1990 CHILDREN’S TRUST	BIVINS ENERGY CORPORATION	02/09/2007	Recorded under Doc # 2007-06159, 2007-
06162, 2007-06168, 2007-06165 of the
Official Records of Gregg County, Texas,
and recorded under Vol. 2727, Page 800,
Vol. 2727, Page 809, Vol. 2727, Page 827,
& Vol. 2727, Page 818 of the Official
Records of Rusk County, Texas.

70	THE OVERTON FAMILY TRUST	BIVINS ENERGY CORPORATION	02/09/2007	Recorded under Doc # 2007-06161, 2007-
06164, 2007-06167, & 2007-06160 of the
Official Records of Gregg County, Texas,
and recorded under Vol. 2626, Page 806,
Vol. 2727, Page 815, Vol. 2727, Page 824,
& Vol. 2727, Page 803 of the Official
Records of Rusk County, Texas.

71	THE OVERTON FAMILY TRUST AND ROBERT CARTER OVERTON, III	BIVINS ENERGY CORPORATION	09/25/2006	Recorded under Doc # 2007-00078 of the Official Records of Gregg County, Texas, and recorded under Vol. 2701, Page 479 of the Official Records of Rusk County, Texas.

72	THE OVERTON FAMILY TRUST AND ROBIN OVERTON SENGELMANN	BIVINS ENERGY CORPORATION	09/25/2006	Recorded under Doc # 2007-00075 of the Official Records of Gregg County, Texas, and recorded under Vol. 2701, Page 488 of the Official Records of Rusk County, Texas.

73	THE OVERTON FAMILY TRUST AND LAURA OVERTON WHELESS	BIVINS ENERGY CORPORATION	09/25/2006	Recorded under Doc # 2007-00077 of the Official Records of Gregg County, Texas, and recorded under Vol. 2701, Page 482 of the Official Records of Rusk County, Texas.

74	THE OVERTON FAMILY TRUST AND MARY MAUDE OVERTON STOCKER BEARD	BIVINS ENERGY CORPORATION	09/25/2006	Recorded under Doc # 2007-00076 of the Official Records of Gregg County, Texas, and recorded under Vol. 2701, Page 485 of the Official Records of Rusk County, Texas.

75	BISHOP QUIN FOUNDATION	BIVINS ENERGY CORPORATION	08/01/2005	Recorded under Doc # 2005-22778 of the Official Records of Gregg County, Texas, and recorded under Vol. 2597, Page 175 of the Official Records of Rusk County, Texas.

76	EPISCOPAL THEOLOGICAL SEMINARY OF THE SOUTHWEST	BIVINS ENERGY CORPORATION	08/01/2005	Recorded under Doc # 2005-22780 of the Official Records of Gregg County, Texas, and recorded under Vol. 2597, Page 187 of the Official Records of Rusk County, Texas.

77	METHODIST CHILDRENS HOME	BIVINS ENERGY CORPORATION	08/01/2005	Recorded under Doc # 2005-22779 of the Official Records of Gregg County, Texas, and recorded under Vol. 2597, Page 181 of the Official Records of Rusk County, Texas.

78	ROY H. LAIRD MEMORIAL HOSPITAL TRUST	BIVINS ENERGY CORPORATION	09/20/2005	Recorded under Doc # 2005-22777 of the Official Records of Gregg County, Texas, and recorded under Vol. 2597, Page 167 of the Official Records of Rusk County, Texas.

Exhibit “A” - Page 7 of 65

	Lessor Name	Lessee Name	Effective Date	Recording Information
79	FRANCELLE BETTINGER	BIVINS ENERGY CORPORATION	04/10/2004	Recorded under Doc # 2004-09515 of the Official Records of Gregg County, Texas, and recorded under Vol. 2487, Page 343 of the Official Records of Rusk County, Texas.

80	ALLEN BILLY CRIDER	BIVINS ENERGY CORPORATION	04/10/2004	Recorded under Doc # 2004-09510 of the Official Records of Gregg County, Texas, and recorded under Vol. 2487, Page 346 of the Official Records of Rusk County, Texas.

81	COX ROBERT CRIDER	BIVINS ENERGY CORPORATION	04/10/2004	Recorded under Doc # 2004-21988 of the Official Records of Gregg County, Texas, and recorded under Vol. 2549, Page 157 of the Official Records of Rusk County, Texas.

82	LUCINDA MUMPHREY ESTATE	BIVINS ENERGY CORPORATION	04/10/2004	Recorded under Doc # 2004-09512 of the Official Records of Gregg County, Texas, and recorded under Vol. 2487, Page 349 of the Official Records of Rusk County, Texas.

83	WANDA ROBERSON	BIVINS ENERGY CORPORATION	04/10/2004	Recorded under Doc # 2004-16940 of the Official Records of Gregg County, Texas, and recorded under Vol. 2500, Page 689 of the Official Records of Rusk County, Texas.

84	MARY SHARP	MACHIN & ASSOCIATES, INC	04/19/2006	Recorded under Gregg Co. File # 2006- 11067 in the Official Records of Gregg County, Texas.

85	H. BUFORD SMITH	BIVINS ENERGY CORPORATION	04/10/2004	Recorded under Doc # 2004-11457 of the Official Records of Gregg County, Texas, and recorded under Vol. 2487, Page 352 of the Official Records of Rusk County, Texas.

86	JAMES W. TUCKER	BIVINS ENERGY CORPORATION	04/10/2004	Recorded under Doc # 2004-09513 of the Official Records of Gregg County, Texas, and recorded under Vol. 2487, Page 355 of the Official Records of Rusk County, Texas.

87	ROBERTA TUCKER	BIVINS ENERGY CORPORATION	04/10/2004	Recorded under Doc # 2004-11458 of the Official Records of Gregg County, Texas, and recorded under Vol. 2487, Page 358 of the Official Records of Rusk County, Texas.

88	EUGENE S. WOMACK TRUST	BIVINS ENERGY CORPORATION	04/10/2004	Recorded under Doc # 2004-09511 of the Official Records of Gregg County, Texas, and recorded under Vol. 2487, Page 361 of the Official Records of Rusk County, Texas.

89	BARBARA DELABANO, AGENT AND AIF FOR GLADYS TAYLOR	BIVINS ENERGY CORPORATION	10/11/2003	Recorded under Doc # 2003-28519 of the Official Records of Gregg County, Texas, and recorded under Vol. 2500, Page 659 of the Official Records of Rusk County, Texas.

Exhibit “A” - Page 8 of 65

	Lessor Name	Lessee Name	Effective Date	Recording Information
90	EDNA TAYLOR DUBLIN	BIVINS ENERGY CORPORATION	08/11/2003	Recorded under Doc # 2004-00069 of the Official Records of Gregg County, Texas, and recorded under Vol. 2500, Page 662 of the Official Records of Rusk County, Texas.

91	ILEEN MCCUBBIN RESIDUARY TRUST	BIVINS ENERGY CORPORATION	10/29/2003	Recorded under Doc # 2003-28523 of the Official Records of Gregg County, Texas, and recorded under Vol. 2500, Page 676 of the Official Records of Rusk County, Texas.

92	FRANKLIN D. MOORE	BIVINS ENERGY CORPORATION	08/11/2003	Recorded under Doc # 2003-28520 of the Official Records of Gregg County, Texas, and recorded under Vol. 2500, Page 679 of the Official Records of Rusk County, Texas.

93	ROBERT E. MOORE	BIVINS ENERGY CORPORATION	08/11/2003	Recorded under Doc # 2003-28518 of the Official Records of Gregg County, Texas, and recorded under Vol. 2500, Page 683 of the Official Records of Rusk County, Texas.

94	RICHARD POTTER	BIVINS ENERGY CORPORATION	10/29/2003	Recorded under Doc # 2003-28521 of the Official Records of Gregg County, Texas, and recorded under Vol. 2500, Page 686 of the Official Records of Rusk County, Texas.

95	JOAN POTTER STOUT	BIVINS ENERGY CORPORATION	08/11/2003	Recorded under Doc # 2003-28522 of the Official Records of Gregg County, Texas, and recorded under Vol. 2500, Page 692 of the Official Records of Rusk County, Texas.

96	MACHIN & ASSOCIATES, INC	MACHIN & ASSOCIATES, INC	02/04/2006	Recorded under Doc # 2006-03554 of the Official Records of Gregg County, Texas, and recorded under Vol. 2635, Page 370 of the Official Records of Rusk County, Texas.

97	CONNIE WADE, COUNTY CLERK OF GREGG COUNTY, RECEIVER FOR S.L. CUTLER, ET AL	MACHIN & ASSOCIATES, INC	02/04/2006	Recorded under Doc # 2006-02405 of the Official Records of Gregg County, Texas.

98	GLADYCE CARVER, COUNTY CLERK OF GREGG COUNTY, RECEIVER FOR ARVILLE DEAN EDNEY, ET AL	BIVINS ENERGY CORPORATION	07/14/2004	Recorded under Doc # 2004-17154 of the Official Records of Gregg County, Texas, and recorded under Vol. 2500, Page 656 of the Official Records of Rusk County, Texas.

99	CHRIS DOAN, ET UX	BIVINS ENERGY CORPORATION	10/15/2004	Recorded under Gregg Co. File # 2005- 08281 in the Official Records of Gregg County, Texas.

Exhibit “A” - Page 9 of 65

Oil and Gas Leases, Ratifications and Minerals
All recording references are to the Deed Records or Official Public Records of
Houston County, Texas

	Lessor Name	Lessee Name	Effective Date	Recording Information
1	ANNA BETH PAYNE	KATY RESOURCES ETX, LLC	06/09/2009	Recorded on 9-22-09 under Doc # 0903076, in the Official Records, in Houston County, Texas.

2	MARTHA MCGARITY	KATY RESOURCES ETX, LLC	06/09/2009	Recorded on 9-22-09 under Doc # 0903077, in the Official Records, in Houston County, Texas.

3	WILLIAM REED PAYNE	KATY RESOURCES ETX, LLC	06/09/2009	Recorded on 9-22-09 under Doc # 0903078, in the Official Records, in Houston County, Texas.

4	CHARLOTTE LEE HENDERSON	KATY RESOURCES ETX, LLC	06/03/2009	Recorded on 9-22-09 under Doc # 0903079, in the Official Records, in Houston County, Texas.

5	TRIHART, LLC	KATY RESOURCES ETX, LLC	05/26/2009	Recorded on 9-22-09 under Doc # 0903080, in the Official Records, in Houston County, Texas.
6	CYNTHIA PARKS	KATY RESOURCES ETX, LLC	06/05/2009	Memo Recorded on 11/13/09, under Doc # 903333, in the Official Records of Houston County, Texas.

7	STEPHANIE JEFFORDS	KATY RESOURCES ETX, LLC	06/05/2009	Recorded on 9-22-09 under Doc # 0903081, in the Official Records, in Houston County, Texas.

8	TRACY NICHOLS	KATY RESOURCES ETX, LLC	06/05/2009	Recorded on 9-22-09 under Doc # 0903082, in the Official Records, in Houston County, Texas.

9	JANE BAILEY DILKS	KATY RESOURCES ETX, LLC	05/26/2009	Recorded on 9-22-09 under Doc # 0903083, in the Official Records, in Houston County, Texas.

10	NANCY LYNN BORING	KATY RESOURCES ETX, LLC	05/26/2009	Recorded on 9-22-09 under Doc # 0903084, in the Official Records, in Houston County, Texas.

11	NINA RENA PARKER	KATY RESOURCES ETX, LLC	05/26/2009	Recorded on 9-22-09 under Doc # 0903085, in the Official Records, in Houston County, Texas.

12	LESLIE M. BORING LELIE M. BORING JR. AIF	KATY RESOURCES ETX, LLC	05/26/2009	Recorded on 9-22-09 under Doc # 0903086, in the Official Records, in Houston County, Texas.

13	ALBERT C. BAILEY, JR.	KATY RESOURCES ETX, LLC	05/26/2009	Recorded on 9-22-09 under Doc # 0903087, in the Official Records, in Houston County, Texas.

14	DONALD L. BOLEN 1997 REVOCABLE TRUST DONALD L. BOLEN, TRUSTE	KATY RESOURCES ETX, LLC	08/31/2009	Memo Recorded on 11/9/09, under Doc # 903640, of the Official Records in Houston County, Texas.

15	FRANK M. BOLEN TRUST BARBARA L. BOLEN, TRUSTEE	KATY RESOURCES ETX, LLC	08/31/2009	Memo Recorded on 11/9/09 under Doc # 903640, of the Official Records in Houston County, Texas.

16	SAM WILLS	KATY RESOURCES ETX, LLC	08/31/2009	Memo Recorded on 11/16/09 , under Doc # 903694 Page 1, in the Official Records of Houston County, Texas.

17	SHEILA TALBOT	KATY RESOURCES ETX, LLC	09/11/2009	Memo Recorded on October 13, 2009 under Doc # 903334, Page 1, of the Official Records of Houston County, Texas.

Exhibit “A” - Page 10 of 65

	Lessor Name	Lessee Name	Effective Date	Recording Information
18	PAULA GLASS	KATY RESOURCES ETX, LLC	09/11/2009	Memo Recorded on October 5, 2009 under Doc # 9033247, Page 1, of the Official Records of Houston County, Texas.

19	CKM TRUST 1st NATIONAL BANK	KATY RESOURCES ETX, LLC	09/24/2009	Memo Recorded on 11/14/09 under Doc # 903789 Page 1, of the Official Records of Houston County, Texas.

20	LUCY TOYE	KATY RESOURCES ETX, LLC	06/09/2009	Memo Recorded on 11/24/09 under Doc # 903790 Page 1, of the Official Records of Houston County, Texas.

21	NANCY BLAKE PELLOW, RICHARD BLAKE PELLOW AS SUCCESSOR TRUST	KATY RESOURCES ETX, LLC	05/27/2009	Memo Recorded on 11/16/09 under Doc # 0903695, Page 1, of the Official Records of Houston County, Texas.

22	TERRY I. PELLOW	KATY RESOURCES ETX, LLC	05/27/2009	Memo Recorded on 1/ under Doc # 0, Page 1, of the Official Records of Houston County, Texas.

23	STRAUSS MINERAL 1989 REVOCABLE TRUST c/o JPMORGAN CHASE BAN	KATY RESOURCES ETX, LLC	09/29/2009	Memo Recorded on 2-24-10 under Doc # 1000671, Page 1, of the Official Records of Houston County, Texas. Memo Recorded on
4-5-10 under Doc # 1001271, Page 1, of the Official Records of Houston County, Texas. (name change to include the year “1989”)

24	FRANK MCINTIRE HEAD	KATY RESOURCES ETX, LLC	06/05/2012	Memo Recorded on 1/ under Doc # 0, Page 1, of the Official Records of Houston County, Texas.

25	WILLIAM HUGH HEAD % FRANK HEAD	KATY RESOURCES ETX, LLC	06/05/2012	Memo Recorded on 1/ under Doc # 0, Page 1, of the Official Records of Houston County, Texas.

26	JOHN M. HEAD	KATY RESOURCES ETX, LLC	06/05/2012	Memo Recorded on 1/ under Doc # 0, Page 1, of the Official Records of Houston County, Texas.

27	MARY A. GUDITIS	KATY RESOURCES ETX, LLC	06/05/2012	Memo Recorded on 1/ under Doc # 0, Page 1, of the Official Records of Houston County, Texas.

28	NANCY MARIE DELAUNE	KATY RESOURCES ETX, LLC	06/05/2009	Recorded on 5/19/2010, under Doc. # 1001924 Pg. 1, in the Official Records of Houston County, Texas.

29	VOOR MAC, L.L.C.	KATY RESOURCES ETX, LLC	02/22/2010	Memo Recorded on 1/ under Doc # 0, Page 1, of the Official Records of Houston County, Texas.

30	GRINSTEAD MINERAL TRUST c/o George H. Henderson III	KATY RESOURCES ETX, LLC	06/04/2009	Memo Recorded on October 5, 2009, Doc #903246, Page 1 of the Official Records in Houston County, Texas.

31	HENDERSON MINERAL INC. c/o George H. Henderson, III	KATY RESOURCES ETX, LLC	06/04/2009	Memo Recorded on October 5, 2009, Doc #903245, Page 1 of the Official Records in Houston County, Texas.

32	ROBERT (BOB) D. ADAMS	KATY RESOURCES ETX, LLC	06/01/2009	Memo Recorded on 12-28-09, Under Doc # 904102, in the Official Records in Houston County, Texas.

Exhibit “A” - Page 11 of 65

	Lessor Name	Lessee Name	Effective Date	Recording Information
33	ROY T. ANDERSON FAMILY TRUST T. GRANT ANDERSON, TRUSTEE	KATY RESOURCES ETX, LLC	08/17/2009	Memo Recorded on October 5, 2009, Doc #903242, Page 1 of the Official Records in Houston County, Texas.

34	EDWIN N. KITTRELL, III	KATY RESOURCES ETX, LLC	08/17/2009	Memo Recorded on October 5, 2009, Doc #903244, Page 1 of the Official Records in Houston County, Texas.

35	KITTRELL FAMILY MINERALS, LLC	KATY RESOURCES ETX, LLC	08/17/2009	Memo Recorded on October 5, 2009, Doc #903243, Page 1 of the Official Records in Houston County, Texas.

36	PAUL & SYLVIA OLIVER	KATY RESOURCES ETX, LLC	08/05/2009	Memo Recorded on October 5, 2009, Doc #903241, Page 1 of the Official Records in Houston County, Texas.

37	DONALD C. CRUTCHFIELD	KATY RESOURCES ETX, LLC	09/14/2008	Memo Recorded on October 13, 2009, Doc #903335, Page 1 of the Official Records in Houston County, Texas.

38	LYNDA SHARP	KATY RESOURCES ETX, LLC	09/18/2009	Memo Recorded on October 5, 2009, Doc #903250, Page 1 of the Official Records in Houston County, Texas.

39	PAULA BROWNING	KATY RESOURCES ETX, LLC	09/18/2009	Memo Recorded on October 5, 2009, Doc #903248, Page 1 of the Official Records in Houston County, Texas.

40	FAYE CHILDRESS	KATY RESOURCES ETX, LLC	09/14/2009	Memo Recorded on October 5, 2009, Doc #903249, Page 1 of the Official Records in Houston County, Texas.

41	ARTHUR E. NEWMAN AND MARY E. NEWMAN REVOCABLE TRUST	KATY RESOURCES ETX, LLC	10/16/2009	Memo Recorded on 11/24/2009, Doc # 903791, Page 1, of the Official Records in Houston County, Texas.

42	GENE ALLEN SARGENT	KATY RESOURCES ETX, LLC	06/05/2009	Memo Recorded on 11/16/09, Doc # 0903696, Page 1, of the Official Records in Houston County, Texas.

43	MARY JO VANDIVER	KATY RESOURCES ETX, LLC	06/01/2009	Memo Recorded on , 12-7-09 under Doc # 903898, Page 1 of the Official Records in Houston County, Texas.

44	ELIZABETH SEARS	KATY RESOURCES ETX, LLC	06/01/2009	Memo Recorded on , 3-8-10, under Doc # 1000856 Page 1 of the Official Records in Houston County, Texas.

45	FORESTAR MINERALS LLC A Delaware Limited Liability Company	KATY RESOURCES ETX, LLC	04/27/2009	Memo Recorded on 5/19/09, under Doc # 0901727, in the Official Records of Houston County, Texas.

46	DAWSON S. SCHULTZ	KATY RESOURCES ETX, LLC	03/18/2009	Recorded on 5/19/09, under Doc. # 901726, Page 1, of the Official Records of Houston County, Texas.

47	SGG ENTERPRISES, LTD.	ENCANA OIL & GAS (USA) INC.	05/17/2006	Memo recorded 11/1/06 under Registry No. 610395 in the Image Records of Houston Co., Texas.

48	SANDRA DIANNA HOLCOMB	ENCANA OIL & GAS (USA) INC.	05/08/2006	Recorded on 6/23/06 under Registry No. 65683 in the Image Records of Houston Co., Texas.

49	TEXAS ANNUAL CONFERENCE OF THE UNITED METHODIST CHIRCH	ENCANA OIL & GAS (USA) INC.	11/14/2006	Recorded on 10/1/07 under Registry No. 707475 in the Image Records of Houston Co., Texas.

Exhibit “A” - Page 12 of 65

	Lessor Name	Lessee Name	Effective Date	Recording Information
50	W. H. HOLCOMB, III AND WIFE, JOE ANNE HOLCOMB	ENCANA OIL & GAS (USA) INC.	10/28/2004	Meme recorded on 12/22/04 under Redgistry No. 45915 in the Image Records of Houston Co., Texas.

51	JON ALAN DICKENS, ET AL	KATY RESOURCES ETX, LLC	07/24/2009	Memo Recorded on 8/31/2009, under Doc # 0902859, in the Official Records of Houston County, Texas.

52	TIN INC. dba TEMPLE- INLAND	TOM BROWN, INC	06/08/2004	Memo Recorded on 5/25/07, Under Doc. # 703773, Page 1 of the Official Records of Houston County, Texas.
Oil and Gas Leases, Ratifications and Minerals

All recording references are to the Deed Records or Official Public Records of
Panola County, Texas

	Lessor Name	Lessee Name	Effective Date	Recording Information
1	ELSIE WALLS SMITH	HOWELL & SANDLIN, INC.	02/06/1998	Recorded on 3/24/98 in Vol. 1029, Page 250 of the Official Records of Panola Co., Texas.

2	IMOGENE GRAY	HOWELL & SANDLIN, INC.	02/06/1998	Recorded on 4/8/98 in Vol. 1030, Page 533 of the Official Records of Panola Co., Texas.

3	HENRY SHEGOG, ET AL	HOWELL & SANDLIN, INC.	02/06/1998	Recorded on 4/23/98 in Vol. 1031, Page 649 of the Official Records of Panola Co., Texas.

4	WALTER J. GRAY	DEEP ROCK RESOURCES, INC.	03/03/2006	Recorded on 12/15/08 in Vol. 1481, Page 580 of the Official Records of Panola Co., Texas.

5	CHARLOSETTA GRIFFIN	HOWELL & SANDLIN, INC.	03/10/2008	Recorded in Vol. 1030, Page 529 in the Deed Records of Panola Co., Texas.

6	CHARLES L. HENRY, III	HOWELL & SANDLIN, INC.	03/10/1998	Recorded in Vol. 1034, Page 689 of the Deed Records of Panola Co., Texas.

7	ALVIN HINCHEN	HOWELL & SANDLIN, INC.	03/10/1998	Recorded in Vol. 1031, Page 656 in the Deed Records of Panola Co., Texas.

8	BERNICE HINCHEN	HOWELL & SANDLIN, INC.	03/10/1998	Recorded in Vol. 1030, Page 540 in the Deed Records of Panola Co., Texas.

9	NETTIE ANN OLIVER ET AL	HOWELL & SANDLIN, INC.	03/10/1998	Recorded in Vol. 1034, Page 679 in the Deed Records of Panola Co., Texas.

10	BERNELL HOLLIS	HOWELL & SANDLIN, INC.	03/10/1998	Recorded in Vol. 1029, Page 252 in the Deed Records of Panola Co., Texas.

11	ASLINE REBECCA HINCHEN JONES	HOWELL & SANDLIN, INC.	03/10/1998	Recorded in Vol. 1030, Page 523 in the Deed Records of Panola Co., Texas.

12	TERESA BROOKS ROBERTS	HOWELL & SANDLIN, INC.	03/10/1998	Recorded in Vol. 1031, Page 654 in the Deed Records of Panola Co., Texas.

13	FRED BROOKS	HOWELL & SANDLIN, INC.	03/10/1998	Recorded in Vol. 1031, Page 659 in the Deed Records of Panola Co., Texas.

14	INOLA FRANCES HENRY	HOWELL & SANDLIN, INC.	03/10/1998	Recorded in Vol. 1034, Page 696 in the Deed Records of Panola Co., Texas.

15	ROBERT SPENCER HENRY	HOWELL & SANDLIN, INC.	03/10/1998	Recorded in Vol. 1029, Page 261 in the Deed Records of Panola Co., Texas.

16	ARSHEAL HINCHEN, JR.	HOWELL & SANDLIN, INC.	03/10/1998	Recorded in Vol. 1030, Page 531 in the Deed Records of Panola Co., Texas.

Exhibit “A” - Page 13 of 65

	Lessor Name	Lessee Name	Effective Date	Recording Information
17	GOVEREE HINCHEN	HOWELL & SANDLIN, INC.	02/11/1998	Recorded in Vol. 1029, Page 243 in the Deed Records of Panola Co., Texas.

18	WILLIE HINCHEN	HOWELL & SANDLIN, INC.	03/03/1998	Recorded in Vol. 1034, Page 698 in the Deed Records of Panola Co., Texas.

19	LELA DOLL JACKSON	HOWELL & SANDLIN, INC.	03/03/1998	Recorded in Vol. 1034, Page 693 in the Deed Records of Panola Co., Texas.

20	MATTIE STEPHENSON	HOWELL & SANDLIN, INC.	10/02/1998	Recorded on 12/17/98, under Doc # 53665 in Vol. 1051, Page 159 in the Official Records of Panola County, Texas.

21	ROBERT YOUNGBLOOD HENRY	HOWELL & SANDLIN, INC.	03/10/1998	Recorded in Vol. 1044, Page 416 in the Deed Records of Panola Co., Texas.

22	OSCAR SPENCER HINCHEN	HOWELL & SANDLIN, INC.	03/03/1998	Recorded in Vol. 1035, Page 380 in the Deed Records of Panola Co., Texas.

23	DOROTHY JEAN WILLIAMS	HOWELL & SANDLIN, INC.	03/03/1998	Recorded in Vol. 1035, Page 378 in the Deed Records of Panola Co., Texas.

24	RONALD STEPHENSON	HOWELL & SANDLIN, INC.	03/10/1998	Recorded in Vol. 1034, Page 691 in the Deed Records of Panola Co., Texas.

25	MICHELLE STEPHENSON GILLESPIE	HOWELL & SANDLIN, INC.	03/10/1998	Recorded in Vol. 1034, Page 684 in the Deed Records of Panola Co., Texas.

26	DONALD STEPHENSON	HOWELL & SANDLIN, INC.	03/10/1998	Recorded in Vol. 1034, Page 677 in the Deed Records of Panola Co., Texas.

27	PAMELA HINCHEN MALLARD	HOWELL & SANDLIN, INC.	03/10/1998	Recorded in Vol. 1031, Page 671 in the Deed Records of Panola Co., Texas.

28	LOUISE SWINDELL	HOWELL & SANDLIN, INC.	03/03/1998	Recorded in Vol. 1031, Page 669 in the Deed Records of Panola Co., Texas.

29	WELDON STEPHENSON	HOWELL & SANDLIN, INC.	03/03/1998	Recorded in Vol. 1031, Page 666 in the Deed Records of Panola Co., Texas.

30	BETTY HINCHEN ROBINSON	HOWELL & SANDLIN, INC.	03/10/1998	Recorded in Vol. 1031, Page 664 in the Deed Records of Panola Co., Texas.

31	MARIE STEPHENSON WINSLOW	HOWELL & SANDLIN, INC.	03/03/1998	Recorded in Vol. 1031, Page 661 in the Deed Records of Panola Co., Texas.

32	ALFRED L. STEPHENSON	DEEP ROCK RESOURCES, INC.	06/20/2002	Recorded in Vol. 1164, Page 401 in the Deed Records of Panola Co., Texas.

33	ALVA JEAN HINCHEN THOMPSON	HOWELL & SANDLIN, INC.	03/03/1998	Recorded in Vol. 1030, Page 543 in the Deed Records of Panola Co., Texas.

34	GLORIA STEPHENSON	HOWELL & SANDLIN, INC.	03/03/1998	Recorded in Vol. 1030, Page 538 in the Deed Records of Panola Co., Texas.

35	TERESA HINCHEN WALLACE	HOWELL & SANDLIN, INC.	03/03/1998	Recorded in Vol. 1030, Page 535 in the Deed Records of Panola Co., Texas.

36	ALFONZO STEPHENSON	HOWELL & SANDLIN, INC.	03/03/1998	Recorded in Vol. 1030, Page 526 in the Deed Records of Panola Co., Texas.

37	NELSON HINCHEN THOMPSON	HOWELL & SANDLIN, INC.	03/10/1998	Recorded in Vol. 1029, Page 264 in the Deed Records of Panola Co., Texas.

38	LENA S. DAVIS	DEEP ROCK RESOURCES, INC.	06/20/2002	Recorded in Vol. 1160, Page 773 in the Deed Records of Panola Co., Texas.

39	MICHAEL STEPHENSON	DEEP ROCK RESOURCES, INC.	06/19/2002	Recorded in Vol. 1162, Page 818 in the Deed Records of Panola Co., Texas.

40	MARY S. DERRETT	DEEP ROCK RESOURCES, INC.	06/19/2002	Recorded in Vol. 1160, Page 775 in the Deed Records of Panola Co., Texas.

41	ANDREW STEPHENSON	DEEP ROCK RESOURCES, INC.	10/26/2005	Recorded in Vol. 1297, Page 168 in the Deed Records of Panola Co., Texas.

42	JAMES A. STEPHENSON, III	DEEP ROCK RESOURCES, INC.	11/24/1998	Recorded in Vol. 1070, Page 574 in the Deed Records of Panola Co., Texas.

43	JERRY LEE STEPHENSON	DEEP ROCK RESOURCES, INC.	11/24/1998	Recorded in Vol. 1070, Page 576 in the Deed Records of Panola Co., Texas.

Exhibit “A” - Page 14 of 65

	Lessor Name	Lessee Name	Effective Date	Recording Information
44	GWENDOLYN MISHAUN HENRY FIELDS	DEEP ROCK RESOURCES, INC.	01/26/2006	Recorded in Vol. 1308, Page 424 in the Deed Records of Panola Co., Texas.

45	LEVI GAYNOR, III	DEEP ROCK RESOURCES, INC.	11/21/2007	Recorded in Vol. 1461, Page 449 in the Deed Records of Panola Co., Texas.

46	MARILYN GAYNOR	DEEP ROCK RESOURCES, INC.	11/21/2007	Recorded in Vol. 1461, Page 455 in the Deed Records of Panola Co., Texas.

47	CHIARA SIMMONS BURNETT	DEEP ROCK RESOURCES, INC.	11/21/2007	Recorded in Vol. 1461, Page 464 in the Deed Records of Panola Co., Texas.

48	CHASTITY SIMMONS	DEEP ROCK RESOURCES, INC.	11/21/2007	Recorded in Vol. 1461, Page 461 in the Deed Records of Panola Co., Texas.

49	BARBARA SIMMONS- PEARSON	DEEP ROCK RESOURCES, INC.	11/21/2007	Recorded in Vol. 1461, Page 467 in the Deed Records of Panola Co., Texas.

50	ANNIE LEE WHITE	DEEP ROCK RESOURCES, INC.	11/21/2007	Recorded in Vol. 1461, Page 458 in the Deed Records of Panola Co., Texas.

51	LINDA J. MARTIN	DEEP ROCK RESOURCES, INC.	11/21/2007	Recorded in Vol. 1461, Page 452 in the Deed Records of Panola Co., Texas.

52	THOMAS R. ADAMS FAMILY LIMITED PARTNERSHIP	KATY RESOURCES ETX, LLC	11/19/2009	Memo Recorded on 1/14/2010, under Document # 147522, Vol 155, Page 581, in the Official Records of Panola County, Texas.

53	BONNIE HANSON	DORADO EXPLORATION, INC.	04/30/2007	Recorded in Volume 1377 and Page 167 of the Official Records of Panola County, Texas.

54	JUANITA ATKERSON	KATY RESOURCES ETX, LLC	04/30/2007	Recorded in Volume 1377 and Page 167 of the Official Records of Panola County, Texas.

55	RUBY PELHAM	KATY RESOURCES ETX, LLC	04/30/2007	Recorded in Volume 1377 and Page 160 of the Official Records of Panola County, Texas.

56	RICHARD LEE DAVIDSON, JR.	KATY RESOURCES ETX, LLC	05/29/2007	Recorded in Volume 1380 and Page 154 of the Official Records of Panola County, Texas.
Oil and Gas Leases, Ratifications and Minerals
All recording references are to the Deed Records or Official Public Records of
Rusk County, Texas

	Lessor Name	Lessee Name	Effective Date	Recording Information
1	E. W. HALBERT, JR.	BIVINS ENERGY CORPORATION	03/15/2005	Recorded on 4/19/05, under Doc # 2005- 08278 of the Official Records of Gregg County, Texas and Recorded on 5/31/05, Under Vol. 1557, Page 146 of the Official records of Rusk County, Texas.

2	BISHOP QUIN FOUNDATION	BIVINS ENERGY CORPORATION	10/01/2008	Recorded on Nov. 17, 2008, under Vol. 2895, Page 684 in the Official Records of Rusk County, Texas.

3	EPISCOPAL THEOLOGICAL SEMINARY OF THE SOUTHWEST	BIVINS ENERGY CORPORATION	10/01/2008	Recorded on Nov. 21, 2008, under Vol. 2897, Page 47, in the Official Records of Rusk County, Texas.

Exhibit “A” - Page 15 of 65

	Lessor Name	Lessee Name	Effective Date	Recording Information
4	METHODIST CHILDRENS HOME	BIVINS ENERGY CORPORATION	10/01/2008	Recorded on March 10, 2009, under Vol. 2917, Page 617, in the Official Records of Rusk County, Texas.

5	WILLIAM DUDLEY EDNEY, JR.	MACHIN & ASSOCIATES, INC	06/23/2008	Recorded on July 29, 2008, under Vol. 2867, Page 339 in the Official Records of Rusk County, Texas.

6	JACK R. HALE	MACHIN & ASSOCIATES, INC	06/23/2008	Recorded on July 15, 2008, under Vol. 2863, Page 475 in the Official Records of Rusk County, Texas.

7	JERRY DON HALE	MACHIN & ASSOCIATES, INC	06/23/2008	Recorded on July 15, 2008 Under Vol. 2863, Page 495 in the Official Records of Rusk County, Texas.

8	RICHARD W. AND SARAH JANE HARRISON AS TRUSTEES OF THE RICHA	MACHIN & ASSOCIATES, INC	06/23/2008	Recorded on July 15, 2008, under Vol. 2863, page 479, in the Official Records of Rusk County, Texas.

9	CLARENCE H. LAIRD, ET AL	S. D. LACKLAND & ASSOCIATES, INC.	07/24/1984	Recorded under Vol. 1552, Page 355 in the Official Records of Rusk County, Texas.

10	ROY H. LAIRD COUNTRY CLUB	R & C PETROLEUM, INC.	11/01/1990	Recorded under Vol. 2197, Page 499 in the Official Records of Rusk County, Texas.

11	R & C PETROLEUM CREDITORS TRUST	MACHIN & ASSOCIATES, INC	09/13/2005	Recorded under Vol. 2605, Page 28 in the Official Records of Rusk County, Texas.

12	GLYNDA A. KING	MACHIN & ASSOCIATES, INC	06/23/2008	Recorded on July 15, 2008, under Vol. 2863, page 483 in the Official Records of Rusk County, Texas.

13	SANDRA L. MAY	MACHIN & ASSOCIATES, INC	06/23/2008	Recorded on July 15, 2008, under Vol. 2863, page 487, in the Official Records of Rusk County, Texas.

14	GLORIA K. SCHREIBER	MACHIN & ASSOCIATES, INC	06/23/2008	Recorded on July 29, 2008, under Vol. 2867, page 332, in the Official Records of Rusk County, Texas.

15	SUE ELLEN MOORE	MACHIN & ASSOCIATES, INC	06/23/2008	Recorded on July 15, 2008, under Vol. 2863, page 491, in the Official Records of Rusk County, Texas.

16	BOBBY GENE EDNEY	MACHIN & ASSOCIATES, INC	06/23/2008	Recorded on July 29, 2008, under Vol. 2867, Page 328, in the Official Records of Rusk County, Texas.

17	ROY H. LAIRD HOSPITAL TRUST	BIVINS ENERGY CORPORATION	04/08/2009	Recorded on June 4, 2009, under Vol. 2937, Page 184, in the the Official Records of Rusk County, Texas.

18	CLIFTON ROY EDNEY	KATY RESOURCES ETX, LLC	07/17/2009	Recorded on 8/17/09, under Doc # 85523, Vol. 2953, Page 552 in the Official Records of Rusk County, Texas.

19	JACK R. HALE	MACHIN & ASSOCIATES, INC	07/13/2007	Recorded on, 8/8/07 Under Vol. 2768, Page 633 in the Official Records of Rusk County, Texas.

20	SUE ELLEN MOORE	MACHIN & ASSOCIATES, INC	07/23/2007	Recorded on, 8/8/07 Under Vol. 2768, Page 637 in the Official Records of Rusk County, Texas.

21	GLORIA K. SCHREIBER ET VIR, MILTON DENNIS SCHREIBER	MACHIN & ASSOCIATES, INC	07/13/2007	Recorded on 8/8/07 Under Vol. 2768, Page 641 in the Official Records of Rusk County, Texas.

Exhibit “A” - Page 16 of 65

	Lessor Name	Lessee Name	Effective Date	Recording Information
22	JERRY DON HALE	MACHIN & ASSOCIATES, INC	07/13/2007	Recorded on August 8, 2007, Under Vol. 2768 Page 645 in the Official Records of Rusk County, Texas.

23	RICHARD W. AND SARAH JANE HARRISON AS TRUSTEES OF THE RICHA	MACHIN & ASSOCIATES, INC	07/13/2007	Recorded on, 8/8/07 Under Vol. 2768 Page 649 in the Official Records of Rusk County, Texas.

24	WILLIAM DUDLEY EDNEY, JR.	MACHIN & ASSOCIATES, INC	07/13/2007	Recorded on, 8/8/07 Under Vol. 2768 Page 653 in the Official Records of Rusk County, Texas.

25	GLYNDA A. KING	MACHIN & ASSOCIATES, INC	07/13/2007	Recorded on 7/25/07 Under Vol. 2763 Page 512 in the Official Records of Rusk County, Texas.

26	SANDRA L. MAY	MACHIN & ASSOCIATES, INC	07/13/2007	Recorded on 7/25/07 Under Vol. 2763 Page 508 in the Official Records of Rusk County, Texas.

27	CLIFTON ROY EDNEY	MACHIN & ASSOCIATES, INC	07/13/2007	Recorded on 9/24/07 Under Vol. 2781 Page 294 in the Official Records of Rusk County, Texas.

28	BISHOP QUIN FOUNDATION	BIVINS EXPLORATION, L.P.	08/01/2007	Recorded on 9/6/07 Under Vol. 2776 Page 625 in the Official Records of Rusk County, Texas.

29	EPISCOPAL THEOLOGICAL SEMINARY OF THE SOUTHWEST	BIVINS EXPLORATION, L.P.	08/01/2007	Recorded on 9/6/07 Under Vol. 2776 Page 630 in the Official Records of Rusk County, Texas.

30	METHODIST CHILDRENS HOME	BIVINS EXPLORATION, L.P.	08/01/2007	Recorded on 8/24/07 Under Vol. 2773 Page 496 in the Official Records of Rusk County, Texas.

31	ROY H. LAIRD HOSPITAL TRUST	BIVINS EXPLORATION, L.P.	07/24/2009	Recorded on 8/24/09, under Doc. # 85726, in Vol. 2955 and Page 252 in the Official Records of Rusk Co., Texas.

32	BOBBY GENE EDNEY	KATY RESOURCES ETX, LLC	07/20/2009	Recorded on September 11, 2009, in Vol. 2958, Page 845 of the Official Records of Rusk Co., Texas.

33	LYDIA JEANNE WOODFIN- KRAMER	KATY RESOURCES ETX, LLC	08/11/2009	Recorded on 08/17/09, under Doc. #85524, in Vol. 2953, Page 555, in the Official Records of Rusk County, Texas.

34	ROBERT STEPHEN WOODFIN	KATY RESOURCES ETX, LLC	08/11/2009	Recorded on 8-17-09, Under Doc # 85525, in Vol. 2953, Page 559, in the Official Records of Rusk County, Texas.

35	LARRY ALLEN WOODFIN	KATY RESOURCES ETX, LLC	08/11/2009	Recorded on 8-17-09, Under Doc. # 85522 , Vol. 2953, Page 548, in the Official Records of Rusk County, Texas.

36	HARRIET KNOWLES ROGERS	BIVINS EXPLORATION, L.P.	10/20/2008	Recorded on, 12/2/08 under Vol. 2898, Page 517, in the Official Records of Rusk County, Texas.

37	PAUL E. OBERTHIER	BIVINS EXPLORATION, L.P.	11/25/2008	Recorded on, 12/2/08 Under Doc # 75544 Vol. 2898, Page 520, in the Official Records of Rusk County, Texas.

38	JOHN FAUST	BIVINS EXPLORATION, L.P.	10/23/2008	Recorded on, 11/12/08 Under Doc # 74866 Vol. 2894, Page 810, in the Official Records of Rusk County, Texas.

Exhibit “A” - Page 17 of 65

	Lessor Name	Lessee Name	Effective Date	Recording Information
39	ELIZABETH ANN EMBRY	BIVINS EXPLORATION, L.P.	10/23/2008	Recorded on, 11/12/08 Under Doc # 74865 Vol. 2894, Page 807, in the Official Records of Rusk County, Texas.

40	JANE FAUST BONIN	BIVINS EXPLORATION, L.P.	11/05/2008	Recorded on, 11/12/08 Under Doc # 74864 Vol. 2894, Page 804, in the Official Records of Rusk County, Texas.

41	CAROLYN EMBRY THOMAS	BIVINS EXPLORATION, L.P.	10/23/2008	Recorded on, 11/12/08 Under Doc # 74862, Vol. 2894, Page 798, in the Official Records of Rusk County, Texas.

42	SUE ELLEN MOORE	KATY RESOURCES ETX, LLC	07/15/2009	Recorded on 7/20/09, under Doc # 84556, Vol.2947, Page 602 in the Official Records of Rusk County, Texas.

43	HENRIETTA RICE DUDLEY	BIVINS ENERGY CORPORATION	05/16/2004	Recorded in Vol. 2487 and Page 308 in Rusk Co., Texas. and under Do. #200406648 in Gregg Co., Texas.

44	BOBBY GENE EDNEY	BIVINS ENERGY CORPORATION	05/16/2004	Recorded in Vol. 2487 and Page 312 in Rusk Co., Texas. and under Do. #200406647 in Gregg Co., Texas.

45	CLIFTON ROY EDNEY	BIVINS ENERGY	05/13/2004	Recorded in Vol. 2487 and Page 316 in
		CORPORATION		Rusk Co., Texas. and under Do. #200405835 in
Gregg Co., Texas.

46	WILLIAM DUDLEY EDNEY, JR.	BIVINS ENERGY CORPORATION	05/16/2004	Recorded in Vol. 2487 and Page 319 in Rusk Co., Texas. and under Do. #200405837 in Gregg Co., Texas.

47	JACK R. HALE	BIVINS ENERGY CORPORATION	05/16/2004	Recorded in Vol. 2487 and Page 329 in Rusk Co., Texas. and under Do. #200406652 in Gregg Co., Texas.

48	JERRY DON HALE	BIVINS ENERGY CORPORATION	05/13/2004	Recorded in Vol. 2487 and Page 327 in Rusk Co., Texas. and under Do. #200406646 in Gregg Co., Texas.

49	RICHARD W. AND SARAH JANE HARRISON AS TRUSTEES OF THE RICHA	BIVINS ENERGY CORPORATION	05/16/2004	Recorded in Vol. 2487 and Page 331 in Rusk Co., Texas. and under Do. #200406649 in Gregg Co., Texas.

50	GLYNDA A. KING	BIVINS ENERGY CORPORATION	05/16/2004	Recorded in Vol. 2487 and Page 335 in Rusk Co., Texas. and under Do. #200406651 in Gregg Co., Texas.

51	SANDRA L. MAY	BIVINS ENERGY CORPORATION	05/16/2004	Recorded in Vol. 2487 and Page 339 in Rusk Co., Texas. and under Do. #200406650 in Gregg Co., Texas.

52	GLORIA K. SCHREIBER ET VIR, MILTON DENNIS SCHREIBER	BIVINS ENERGY CORPORATION	03/06/2004	Recorded in Vol. 2549 and Page 160 in Rusk Co., Texas. and under Do. #200409514 in Gregg Co., Texas.

53	GLADYCE CARVER, COUNTY CLERK, ACTING FOR ARVILLE DEAN EDNEY,	BIVINS ENERGY CORPORATION	07/14/2004	Recorded under Do. #200417154 in Gregg Co., Texas.

54	MARY MAUD OVERTON STOCKER BEARD	BIVINS ENERGY CORPORATION	06/27/2003	Recorded on February 28, 2005 in Vol. 2534, Page 106 of the Official Records of Rusk Co., Texas. and on April 18, 2005 under Doc. No. 200508209 of the Official Records of Gregg Co., Texas.

Exhibit “A” - Page 18 of 65

	Lessor Name	Lessee Name	Effective Date	Recording Information
55	ROBIN OVERTON SENGELMANN	BIVINS ENERGY CORPORATION	06/27/2003	Recorded on February 28, 2005 in Vol. 2534, Page 118 of the Official Records of Rusk Co., Texas. and on April 18, 2005 under Doc. No. 200508211 of the Official Records of Gregg Co., Texas.

56	LAURA OVERTON WHELESS	BIVINS ENERGY CORPORATION	06/27/2003	Recorded on February 28, 2005 in Vol. 2534, Page 110 of the Official Records of Rusk Co., Texas. and on April 18, 2005 under Doc. No. 200508212 of the Official Records of Gregg Co., Texas.

57	ROBERT CARTER OVERTON, III	BIVINS ENERGY CORPORATION	06/27/2003	Recorded on February 28, 2005 in Vol. 2534, Page 114 of the Official Records of Rusk Co., Texas. and on April 18, 2005 under Doc. No. 200508210 of the Official Records of Gregg Co., Texas.

58	GLYNDA A. KING	BIVINS ENERGY CORPORATION	04/12/2005	Recorded on May 31, 2005, Vol. 2557, Page 149, in the Official Records of Rusk County, Texas.

59	SANDRA L. MAY	BIVINS ENERGY CORPORATION	04/12/2005	Recorded on May 31, 2005, Vol. 2557, Page 152, in the Official Records of Rusk County, Texas.

60	SHIRLEY DOTSON	KATY RESOURCES ETX, LLC	09/10/2009	Recorded on11/9/09, under Doc # 88494, Vol. 2971, Page 152, of the Official Records of Rusk County, Texas.

61	GLADYCE CARVER, COUNTY CLERK, ACTING FOR ARVILLE DEAN EDNEY,	BIVINS ENERGY CORPORATION	07/13/2007	N/A

62	BARNEY ODEN	KATY RESOURCES ETX, LLC	12/28/2009	N/A

63	ORVAL W. ODEN	KATY RESOURCES ETX, LLC	12/28/2009	Recorded on January 19, 2010 in Vol. 2984, Page 775 of the Official Records of Rusk Co., Texas.

64	SHARON GYNELL CRENSHAW	KATY RESOURCES ETX, LLC	12/28/2009	Recorded on January 19, 2010 in Vol. 2984, Page 778 of the Official Records of Rusk Co., Texas.

65	BARNEY ODEN	KATY RESOURCES ETX, LLC	01/18/2010	N/A

66	ORVAL W. ODEN	KATY RESOURCES ETX, LLC	01/18/2010	N/A

67	SHARON GYNELL CRENSHAW	KATY RESOURCES ETX, LLC	01/18/2010	Recorded on January 27, 2010 in Vol. 2984, Page 775 of the Official Records of Rusk Co., Texas. and on February 1, 2010 under Doc. No. 201001748 of the Official Records of Gregg Co., Texas.

68	DEVONNE GODFREY PETTY	BIVINS ENERGY CORPORATION	07/15/2003	Recorded on Sep. 05, 2003, under Doc. #200322187, Page 4, in the Official Records of Gregg County, Texas. (Rusk Co. recording N/A)

69	THE OVERTON 1990 CHILDRENS TRUST	MACHIN ET AL	06/27/2003	Recorded on Feb. 28, 2005, under Vol. 2534, Page 101, in the Official Records of Rusk County, Texas.

70	PATRICIA HILL	MULLINS & WHITE EXPLORATION, INC	02/03/2006	Recorded on 7/26/06, under Doc # 00033433, Vol. 2669, Page 167 of the Official Records of Rusk County, Texas.

Exhibit “A” - Page 19 of 65

	Lessor Name	Lessee Name	Effective Date	Recording Information
71	JOHN CLAUDE JOHNSON	MULLINS & WHITE EXPLORATION, INC	02/03/2006	Recorded on 7/26/06, under Doc # 00033434, Vol. 2669, Page 173 of the Official Records of Rusk County, Texas.

72	JOHN TRACY TUCKER	MULLINS & WHITE EXPLORATION, INC	02/03/2006	Recorded on 7/26/06, under Doc # 00033432, Vol. 2669, Page 161 of the Official Records of Rusk County, Texas.

73	WILLIAM MARSH RICE UNIVERSITY	GREYSTONE OIL & GAS LLP	10/04/2007	Memo recorded under Doc # 59254 in Vol. 2808 and Page 350 of the Official Records of Rusk Co., Texas.

74	WILLIAM MARSH RICE UNIVERSITY	GREYSTONE OIL & GAS LLP	10/04/2007	Memo recorded under Doc # 59253 in Vol. 2808 and Page 348 of the Official Records of Rusk Co., Texas.

75	HELEN F. RIDDLE, INDIVIDUALLY AND AS TRUSTEE FOR THE JAMES L	GREYSTONE OIL & GAS LLP	11/01/2007	Recorded in under Doc # 59247 in Vol. 2808 and Page 332 in the Official Records of Rusk Co., Texas.

76	PETER E. THOMPSON	GREYSTONE OIL & GAS LLP	09/07/2007	Memo recorded under Doc # 54938 in Vol. 2783 and Page 707 of the Official Records of Rusk Co., Texas.

77	PATRICIA S. PEDERSON	GREYSTONE OIL & GAS LLP	10/31/2007	Recorded on 1/3/08, under Doc # 59263, Vol. 2808, Page 379, in the Official Records of Rusk County, Texas.

78	MATILDA M. RIDDLE, BARON C. RIDDLE AND ASHLEY MICHELLE RIDD	GREYSTONE OIL & GAS LLP	11/01/2007	Recorded on 1/3/08, under Doc # 59265, Vol. 2808, Page 385, in the Official Records of Rusk County, Texas.

79	RICHARD B. AHLVIN AND WIFE, SUE AHLVIN	GREYSTONE OIL & GAS LLP	10/31/2007	Recorded on 1/3/08, under Doc # 59264, Vol. 2808, Page 382 in the Official Records of Rusk County, Texas.

80	RAS POOL, JR.	GREYSTONE OIL & GAS LLP	11/09/2007	Recorded on 1/3/08, under Doc # 59244, Vol. 2808, Page 324, in the Official Records of Rusk County, Texas.

81	ELLA RICE WINSTON MINERAL PARTNERSHIP	GREYSTONE OIL & GAS LLP	10/08/2007	Recorded on 1/3/08, under Doc # 59242, Vol. 2808, Page 313, in the Official Records of Rusk County, Texas.

82	MILDRED THOMPSON DENTON	GREYSTONE OIL & GAS LLP	09/07/2007	Recorded on 1/3/08, under Doc # 54954, Vol. 2783, Page 759, in the Official Records of Rusk County, Texas.

83	FAIRFAX F. FAIR AND THE BARTON WALKER FAIR, JR. TRUST	GREYSTONE OIL & GAS LLP	08/23/2007	Recorded under Doc 54948, in Vol. 2783 and Page 738 in the Official Records of Rusk Co., Texas.

84	VANITA PUDDINGTON	CRATON ENERGY CORPORATION	01/15/2009	Recorded on 1/22/09, under Doc # 00077417, Vol. 2908, Page 126 in the Official Records of Rusk County, Texas.

85	A.W. RITER, III	CRATON ENERGY CORPORATION	03/09/2009	Recorded on 5/19/09, under Doc # 00082136, Vol. 2933, Page 591 in the Official Records of Rusk County, Texas.

86	ANN V. SEWELL	CRATON ENERGY CORPORATION	01/15/2009	Recorded on 1/22/09, under Doc # 00077416, Vol. 2908, Page 125 in the Official Records of Rusk County, Texas.

87	LANA HARDY STICKLE	CRATON ENERGY CORPORATION	02/06/2009	Recorded on 2/27/09, under Doc # 00078722, Vol. 2915, Page 292 in the Official Records of Rusk County, Texas.

Exhibit “A” - Page 20 of 65

	Lessor Name	Lessee Name	Effective Date	Recording Information
88	BOBBIE HARDY JONES	CRATON ENERGY CORPORATION	02/06/2009	Recorded on 2/27/09, under Doc # 00078731, Vol. 2915, Page 333 in the Official Records of Rusk County, Texas.

89	FLORENCE FINLEY HARDY	CRATON ENERGY CORPORATION	02/06/2009	Recorded on 2/27/09, under Doc # 00078743, Vol. 2915, Page 384 in the Official Records of Rusk County, Texas.

90	CHARLOTTE GRISSOM BRELSFORD	CRATON ENERGY CORPORATION	01/14/2009	Recorded on 2/27/09, under Doc # 00078709, Vol. 2915, Page 252 in the Official Records of Rusk County, Texas .

91	MARY ALFORD	CRATON ENERGY CORPORATION	11/11/2008	Recorded on 1/22/09, under Doc # 00077424, Vol. 2908, Page 149, in the Official Records of Rusk County, Texas.

92	THOMAS A. LEFTWICH & SHERRY L. LEFTWICH	CRATON ENERGY CORPORATION	12/23/2008	Recorded on 2/27/09, under Doc # 00078714, Vol. 2915, Page 268 in the Official Records of Rusk County, Texas.

93	DANIEL I. FELSENTHAL TRUST, FELSENTHAL INVESTMENTS LTD., & K	CRATON ENERGY CORPORATION	01/06/2009	Recorded on 2/27/09, under Doc # 00078728, Vol. 2915, Page 316 in the Official Records of Rusk County, Texas. Recorded on 3/24/09, under Doc # 2009- R00012867, Receipt # 504650 in the Official Records of Smith County, Texas.

94	MARTHA HAINSFURTHER GRANDCHILDREN’S TRUST	CRATON ENERGY CORPORATION	01/08/2009	Recorded on 2/27/09, under Doc # 00078735, Vol. 2915, Page 347 in the Official Records of Rusk County, Texas. Recorded on 3/24/09, under Doc # 2009- R00012866, Receipt # 504650 in the Official Records of Smith County, Texas.

95	LEVY-ROSENBAUM MINERALS, LLC	CRATON ENERGY CORPORATION	01/07/2009	Recorded on 2/27/09, under Doc # 00078734, Vol. 2915, Page 343 in the Official Records of Rusk County, Texas. Recorded on 3/24/09, under Doc # 2009- R00012865, Receipt # 504650 in the Official Records of Smith County, Texas.

96	MIKE CHALVERUS	CRATON ENERGY CORPORATION	01/29/2009	Recorded on 2/27/09, under Doc # 00078727, Vol. 2915, Page 308 in the Official Records of Rusk County, Texas. Recorded on 3/24/09, under Doc # 2009- R00012864, Receipt # 504650 in the Official Records of Smith County, Texas.

97	BRUCE MCMILLAN, JR FOUNDATION, INC	CRATON ENERGY CORPORATION	07/10/2009	Recorded on 7/28/09, under Doc # 00084875, Vol. 2949, Page 624 in the Official Records of Rusk County, Texas.

98	GLENDA S. CAMPBELL ET VIR LARRY G. CAMPBELL	CRATON ENERGY CORPORATION	03/20/2009	Recorded on 7/28/09, under Doc # 00084841, Vol. 2949, Page 507 in the Official Records of Rusk County, Texas.

99	BOWLES FAMILY ROYALY LIMITED PARTNERSHIP	CRATON ENERGY CORPORATION	01/23/2009	Recorded on 7/28/09, under Doc # 00084853, Vol. 2949, Page 549 in the Official Records of Rusk County, Texas.

100	DJB ROYALTY VENTURES, L.P.	CRATON ENERGY CORPORATION	01/23/2009	Memo Recorded on 7/28/09, under Doc # 00084852, Vol. 2949, Page 547 in the Official Records of Rusk County, Texas.

Exhibit “A” - Page 21 of 65

	Lessor Name	Lessee Name	Effective Date	Recording Information
101	IMOGENE THOMPSON FAIR ESTATE DAVID PATTERSON FAIR - INDEP.	GREYSTONE OIL & GAS LLP	08/23/2007	Recorded on (couldn’t find date), under Doc # 00054113, Vol. 2779, Page 203 in the Official Records of Rusk County, Texas. Recorded on 10/4/07, under Doc # 2007- R00051088, Receipt # 448858 in the Official Records of Smith County, Texas.

102	THE CALDWELL FOUNDATION	MULLINS & WHITE EXPLORATION, INC	02/09/2007	Recorded on 9/23/08, under Doc # 00072564, Vol. 2883, Page 170 in the Official Records of Rusk County, Texas.

103	ALFORD INVESTMENTS, ET AL	GREYSTONE OIL & GAS LLP	08/14/2007	Memo recorded on 1-3-08, under Doc # 59257, in Vol. 2808 and Page 362 in the Official Records of Rusk Co., Texas and under Inst. No. 2007-R00051093 in the Official Records of Smith Co., Texas.

104	MARGARET K. REPLOGLE MINERAL TRUST	GREYSTONE OIL & GAS LLP	11/02/2007	Recorded on Jan. 9, 2008, under Doc # 59572, Vol. 2810, Page 189, in the Official Records of Rusk Co., Texas.

105	TRIPLE B HOLDING COMPANY, LLC	GREYSTONE OIL & GAS LLP	11/06/2007	Recorded on Jan. 9, 2008, under Doc 59569, Vol. 2810, Page 177, in the Official Records of Rusk Co., Texas.

106	SID BIERMAN (C/O LINDA AND BYRON CHALEM)	GREYSTONE OIL & GAS LLP	10/15/2007	Recorded on Jan 9, 2008, under Doc # 59570, Vol. 2810, Page 181, in the Official Records of Rusk Co., Texas.

107	KENNY WALKER	GREYSTONE OIL & GAS LLP	07/11/2007	Recorded on Jan 9, 2008, under Doc 59571, Vol. 2810, Page 185, in the Official Records of Rusk Co., Texas.

108	LGB HOLDING COMPANY, LLC	GREYSTONE OIL & GAS LLP	11/06/2007	Recorded on Jan 9, 2007, under Doc # 59568, Vol. 2810, Page 173, in the Official Records of Rusk Co., Texas.

109	RBE PARTNERS	GREYSTONE OIL & GAS LLP	08/31/2007	Recorded on Jan. 9, 2007, under Doc # 59565, Vol. 2810, Page 161, in the Official Records of Rusk Co., Texas. Recorded on Oct. 4, 2007, under Instr. # 2007-R00051094, in the Official Records of Smith Co., Texas.

110	BENJAMIN REAGAN MCLEMORE, III	GREYSTONE OIL & GAS LLP	08/31/2007	Recorded on Jan 9, 2007, under Doc # 59564, Vol. 2810, Page 157, in the Official Records of Rusk Co., Texas. Recorded on Oct. 4, 2007, under Instrument # 2007-R00051102, in the Official Records of Smith Co., Texas.

111	BEVERLY MCLEMORE ROBBINS	GREYSTONE OIL & GAS LLP	08/31/2007	Recorded on Jan 9, 2007, under Doc # 59566, Vol. 2810, Page 165, in the Official Records of Rusk Co., Texas. Recorded on Oct 4, 2007, under Instr. 2007- R00051095, in the Official Records of Smith Co., Texas.

112	ELAINE MCLEMORE WARREN	GREYSTONE OIL & GAS LLP	08/31/2007	Recorded on Jan 9, 2008, Under Doc # 59563 in Vol. 2810, Page 153, in the Official Records of Rusk Co., Texas. Recorded on Oct 4, 2007, under Instr. 2007- R00051100, in the Official Records of Smith Co., Texas.

Exhibit “A” - Page 22 of 65

	Lessor Name	Lessee Name	Effective Date	Recording Information
113	TOM W. LANDERS	GREYSTONE OIL & GAS LLP	08/24/2007	Recorded on Jan 9, 2008, under Doc # 59567, Vol. 2810, Page172, in the Official Records of Rusk Co., Texas. Recorded on Oct 4, 2007, under Instr. 2007- R00051098, in the Official Records of Smith Co., Texas.

114	BETTY NOBLE SHOR INDIVIDUALLY AND AS ATTORNEY-IN-FACT FOR GE	GREYSTONE OIL & GAS LLP	08/02/2007	Recorded on Jan. 9, 2008, under Doc # 59562, Vol. 2810, Page 149, in the Official Records of Rusk Co., Texas. Recorded on Oct 4, 2007, under Instr. 2007- R00051099, in the Official Records of Smith Co., Texas.

115	ROBERT MILTON FAIR, EXECUTOR AND TRUSTEE	GREYSTONE OIL & GAS LLP	08/23/2007	Recorded under Doc # 54112 in Vol. 2779 and Page 198 in the Official Records of Rusk Co., Texas and under Inst. No. 2007- R00051087 in the Official Records of Smith Co., Texas.

116	ALFORD INVESTMENTS, ET AL	GREYSTONE OIL & GAS LLP	08/23/2007	Memo recorded on 1-3-08, under Doc # 59260 in Vol. 2808 and Page 370 in the Official Records of Rusk Co., Texas.

117	DEBORAH TOWNSEND WOODS	GREYSTONE OIL & GAS LLP	06/12/2007	Memo recorded Under Doc # 59250, in Vol. 2808 and Page 342 in the Official Records of Rusk Co., Texas.

118	KENNETH DAVID TOWNSEND	GREYSTONE OIL & GAS LLP	06/12/2007	Memo Recorded on 7/17/07, under Doc # 51145, Vol 2761, Page 389, in the Official Records of Rusk County, Texas.

119	VENABLE ROYALTY, LTD	GREYSTONE OIL & GAS LLP	06/22/2007	Memo recorded under Doc # 59281 in Vol. 2808 and Page 444 in the Official Records of Rusk Co., Texas.

120	ROBBIE SUSAN WOOD	GREYSTONE OIL & GAS LLP	10/17/2007	Recorded in 5/15/08 under Doc # 65816 in Vol. 2847 and Page 494 in the Official Records of Rusk Co., Texas.

121	MARK ROGERS	GREYSTONE OIL & GAS LLP	02/28/2007	Recorded on under Doc # 51174 in Vol. 2761 and Page 489 in the Official Records of Rusk Co., Texas.

122	PENELOPE PERRONE SHEPARD. BROADWAY NAT’L., TRUSTEE	GREYSTONE OIL & GAS LLP	10/02/2007	Memo recorded on 2/27/08 under Doc # 61780 in Vol. 2821 and Page 626 in the Official Records of Rusk Co., Texas.

123	DANIEL L. JOHNSON, JR.	GREYSTONE OIL & GAS LLP	03/15/2007	Recorded on 5/4/07 under Doc # 47463 in Vol. 2742 and Page 105 in the Official Records of Rusk Co., Texas.

124	JUANITA SPERO	GREYSTONE OIL & GAS LLP	04/03/2007	Recorded on 5/4/07 under Doc # 47515 in Vol. 2742 and Page 267 in the Official Records of Rusk Co., Texas.

125	JAMES GORDON ADGER AND SYLVIA A. ADGER	GREYSTONE OIL & GAS LLP	02/21/2007	Recorded in Vol. 2761 and Page 436 in the Official Records of Rusk Co., Texas.

126	HUGH A. FITZSIMMONS	GREYSTONE OIL & GAS LLP	02/16/2007	Recorded in Vol. 2742 and Page 95 in the Official Records of Rusk Co., Texas.

127	JAMES H. REDWINE	CRATON ENERGY CORPORATION	12/22/2009	Recorded on 3/18/2010, under Doc # 00092828, Vol. 2997, Page 827 in the Official Records of Rusk County, Texas.

128	HARRISON-SMITH PROPERTIES, LLC	GREYSTONE OIL & GAS LLP	02/28/2007	Recorded on 5/4/07 under Doc # 47465 in Vol. 2742 and Page 111 in the Official Records of Rusk Co., Texas

Exhibit “A” - Page 23 of 65

	Lessor Name	Lessee Name	Effective Date	Recording Information
129	WILLOW ACRES, LP	GREYSTONE OIL & GAS LLP	01/28/2007	Recorded on 5/4/07 under Doc # 47466 in Vol. 2742 and Page 115 in the Official Records of Rusk Co., Texas

130	SARTOR BROTHERS PROPERTIES, LLC	GREYSTONE OIL & GAS LLP	02/28/2007	Recorded on 5/4/07 under Doc # 47470 in Vol. 2742 and Page 130 in the Official Records of Rusk Co., Texas

131	CHARLES W. LANE III	GREYSTONE OIL & GAS LLP	02/28/2007	Recorded on 5/4/07 under Doc # 47467 in Vol. 2742 and Page 119 in the Official Records of Rusk Co., Texas

132	KATHLEEN FITZSIMMONS LOVE	GREYSTONE OIL & GAS LLP	02/16/2007	Recorded in Vol. 2742 and Page 285 in the Official Records of Rusk Co., Texas

133	PEGGY K. GREEN	GREYSTONE OIL & GAS LLP	02/28/2007	Recorded on 5/4/07 under Doc # 47469 in Vol. 2742 and Page 126 in the Official Records of Rusk Co., Texas

134	LEO F. PERRONE, JR., ET AL	GREYSTONE OIL & GAS LLP	12/15/2006	Recorded on 7/17/07 under Doc # 51164 in Vol. 2761 and Page 459 in the Official Records of Rusk Co., Texas

135	RICK FLANAGAN	GREYSTONE OIL & GAS LLP	03/15/2007	Recorded on May 4, 2007, under Vol. 2742, Page 108, in the Official Records of Rusk Co., Texas.

136	HEWITT L. BAUGUSS, SR.	GREYSTONE OIL & GAS LLP	10/17/2007	Recorded on Jan. 03, 2008, under Doc # 59258 Vol. 2808, Page 364, in the Official Records of Rusk Co., Texas.

137	JACKSON BENJAMIN LOVE	CRATON ENERGY CORPORATION	01/20/2010	Recorded on 2/5/2010, under Doc # 00091267, Vol. 2987, Page 696 in the Official Records of Rusk County, Texas.

138	EUGEAN FREEMAN AND WIFE, NADYNE FREEMAN	GREYSTONE OIL & GAS LLP	11/01/2007	Recorded on 10/3/07 under Doc # 54944 in Vol. 2783 and Page 726 in the Official Records of Rusk Co., Texas. Recorded on 11/09/07 under Instrument # 2007-R00057581 in the Official Records of Smith Co., Texas.

139	ELEANOR M. BROWN	GREYSTONE OIL & GAS LLP	09/05/2007	Memo recorded on, Under Doc 59273 in Vol. 2808 and Page 414 in the Official Records of Rusk Co., Texas.

140	BARTLETT D. MOORE, III	GREYSTONE OIL & GAS LLP	09/06/2007	Memo recorded under Doc # 59231 in Vol. 2808 and Page 272 in the Official Records of Rusk Co., Texas. Corrected Memo recorded under Doc # 59573 in Vol. 2810 and Page 193 in the Official Records of Rusk Co., Texas.

141	MARY J. HOLT	GREYSTONE OIL & GAS LLP	07/16/2007	Memo recorded on 2/27/08 under Doc # 61786 in Vol. 2821 and Page 646 in the Official Records of Rusk Co., Texas.

142	JOHN S. HOLT	GREYSTONE OIL & GAS LLP	07/13/2007	Recorded under Doc 59238 in Vol. 2808 and Page 298 in the Official Records of Rusk Co., Texas. Corrected recording under Doc . # 59574 Vol. 2810, Page 195 in the Official Records of Rusk County, Texas.

143	CLYDE M. GIBSON	GREYSTONE OIL & GAS LLP	04/02/2007	Recorded in Vol. 2742 and Page 13 in the Official Records of Rusk Co., Texas.

144	CHARLOTTE DENNIS	GREYSTONE OIL & GAS LLP	03/30/2007	Memo recorded in Vol. 2742 and Page 56 in the Official Records of Rusk Co., Texas.

Exhibit “A” - Page 24 of 65

	Lessor Name	Lessee Name	Effective Date	Recording Information
145	ELWIN E. GUTHRIE	GREYSTONE OIL & GAS LLP	03/30/2007	Memo recorded in Vol. 2742 and Page 58 in the Official Records of Rusk Co., Texas.

146	HOLLI THRASH SAFRON TRUST (WILTON EUGENE THRASH)	GREYSTONE OIL & GAS LLP	03/30/2007	Memo recorded in Vol. 2742 and Page 48 in the Official Records of Rusk Co., Texas.

147	LATENE THRASH SPEER	GREYSTONE OIL & GAS LLP	03/30/2007	Memo recorded in Vol. 2742 and Page 53 in the Official Records of Rusk Co., Texas.

148	LAUREL L. GUTHRIE	GREYSTONE OIL & GAS LLP	03/30/2007	Memo recorded in Vol. 2742 and Page 50 in the Official Records of Rusk Co., Texas.

149	RANDALL EUGENE DENNIS	GREYSTONE OIL & GAS LLP	03/30/2007	Memo recorded in Vol. 2742 and Page 52 in the Official Records of Rusk Co., Texas.

150	THRASH ROYALTIES WILTON EUGENE THRASH	GREYSTONE OIL & GAS LLP	03/30/2007	Memo recorded in Vol. 2742 and Page 57 in the Official Records of Rusk Co., Texas.

151	TONY L. DENNIS	GREYSTONE OIL & GAS LLP	03/30/2007	Memo recorded in Vol. 2742 and Page 54 in the Official Records of Rusk Co., Texas.

152	BETTY BROXSON BEDDO	GREYSTONE OIL & GAS LLP	04/06/2007	Memo recorded in Vol. 2742 and Page 51 in the Official Records of Rusk Co., Texas.

153	JUDLYN T. MAUPIN	GREYSTONE OIL & GAS LLP	04/11/2007	Recorded in Vol. 2761 and Page 219 in the Official Records of Rusk Co., Texas.

154	DEBORAH C. COSTA	GREYSTONE OIL & GAS LLP	04/13/2007	Recorded in Vol. 2742 and Page 33 in the Official Records of Rusk Co., Texas.

155	ALLEN SEIDNER	GREYSTONE OIL & GAS LLP	04/02/2007	Recorded in Vol. 2742 and Page 17 in the Official Records of Rusk Co., Texas.

156	ELAINE B. LEWIS	GREYSTONE OIL & GAS LLP	03/29/2007	Recorded in Vol. 2742 and Page 1 in the Official Records of Rusk Co., Texas.

157	BEVERLY MCLEMORE ROBBINS	GREYSTONE OIL & GAS LLP	08/31/2007	Recorded on 10/3/07 under Doc # 54924, in Vol. 2783 and Page 651 in the Official Records of Rusk Co., Texas.

158	JOHN J. TURNER	GREYSTONE OIL & GAS LLP	04/11/2007	Recorded on 5/4/07, under Doc # 47434, Vol. 2742, Pg. 21, in the Official Records of Rusk County, Texas.

159	JOHN ROSS MARTIN III	GREYSTONE OIL & GAS LLP	04/27/2007	Recorded on 7/7/07, under Doc # 51097 Vol. 2761, Page 215, in the Official Records, of Rusk County, Texas.

160	GUY N. MARTIN	GREYSTONE OIL & GAS LLP	04/27/2007	Recorded on 10/3/07, under Doc # 54908, Vol. 2783, Page 599, in the Official Records of Rusk County, Texas.

161	GARY ALLEN GUTHRIE	GREYSTONE OIL & GAS LLP	03/30/2007	Recorded on Oct. 3, 2007, under Vol. #2783, page 573, in the Official Records of Rusk Co., Texas.

162	WILLIAM B. THOMAS JR.	GREYSTONE OIL & GAS LLP	09/12/2007	Recorded on Oct. 3, 2007, under Doc # 54904, Vol. 2783, page 587, in the Official Records of Rusk Co., Texas.

163	ELAINE MCLEMORE WARREN	GREYSTONE OIL & GAS LLP	08/31/2007	Recorded on the Januray 3, 2008, Under Doc # 59271, Vol. 2808, Page 406, under the Official Records of Rusk Co., Texas.

Exhibit “A” - Page 25 of 65

	Lessor Name	Lessee Name	Effective Date	Recording Information
164	JOE BUTLER THOMAS	GREYSTONE OIL & GAS LLP	09/12/2007	Recorded on 1/3/08, under Doc # 59270, Vol. 2808, Pg. 402, in the Official Records of Rusk County, Texas.

165	STEPHEN C. GEORGE	GREYSTONE OIL & GAS LLP	10/02/2007	Recorded on 1/03/08, under Doc # 59272, Vol. 2808, Page 410, in the Official Records of Rusk County, Texas.

166	BENJAMIN REAGAN MCLEMORE, III	GREYSTONE OIL & GAS LLP	08/31/2007	Recorded on 10/3/07, under Doc 54906, Vol. 2783, Page 592, in the Official Records of Rusk County, Texas.

167	JOHN GRANT GEORGE	GREYSTONE OIL & GAS LLP	07/12/2007	Recorded on 10/03/07, under Doc # 54911, Vol. 2783, Page 611, in the Official Records in Rusk County, Texas.

168	DEBORAH G. HARBOR	GREYSTONE OIL & GAS LLP	07/12/2007	Recorded on 10/3/07, under Doc # 54909, Vol 2783, Page 603, in the Official Records in Rusk County, Texas.

169	REBECCA R. BELL TRUST c/o CAPITAL ONE, N. A. TRUSTEE	GREYSTONE OIL & GAS LLP	08/31/2007	Recorded on 10/3/07, under Doc # 54893, Vol. 2783, Page 537, in the Official Records of Rusk County, Texas.

170	LUELLA S. RICHARDSON TRUST c/o Capital One, N. A. Trustee	GREYSTONE OIL & GAS LLP	08/31/2007	Recorded on 10/3/07, under Doc # 54894, Vol. 2783, Page 546, in the Official Records of Rusk County, Texas.

171	BILLY WEAVER	GREYSTONE OIL & GAS LLP	07/12/2007	Recorded on 1/3/08, under Doc # 59234, Vol 2808, Page 282 in the Official Records of Rusk County, Texas.

172	JOHN T. EDGE	GREYSTONE OIL & GAS LLP	07/12/2007	Recorded on 1/3/08, under Doc. # 59235, Vol. 2808, Page 286, in the Official Records of Rusk County, Texas.

173	DORIS HANSCOM (widown of John Hanscom)	GREYSTONE OIL & GAS LLP	07/18/2007	Recorded on 1/3/08, under Doc. # 59237, Vol 2808, Pg. 294 in the Official Records of Rusk County, Texas.

174	RICHARD M. CURRY	GREYSTONE OIL & GAS LLP	06/26/2007	Recorded on 1/3/09, Under Doc # 59236, Vol. 2808, Page 290 in the Official Records of Rusk County, Texas.

175	LOUISE RICHMAN	GREYSTONE OIL & GAS LLP	04/03/2007	Recorded on 1/3/08, under Doc. # 59240, Vol.2808, Page 306 in the Official Records of Rusk County, Texas.

176	WALLACE P. GIBSON	GREYSTONE OIL & GAS LLP	04/02/2007	Recorded on 5/4/07, under Doc. # 47431, Vol. 2742, Page 9 in the Official Records of Rusk County, Texas.

177	ANN M. WINKELMANN	GREYSTONE OIL & GAS LLP	09/05/2007	Recorded on 1/3/08, under Doc. # 59274, Page 2808, Page 416 in the Official Records of Rusk County, Texas.

178	LYNDA B. BORDEN c/o Silas P. Borden III, POA	GREYSTONE OIL & GAS LLP	06/28/2007	Recorded on 1/3/08, under Doc. # 59233, Vol. 2808, Page 278 in the Official Records of Rusk County, Texas.

179	MOTLEY-RICHARDSON, LP	GREYSTONE OIL & GAS LLP	09/05/2007	Memo Recorded on 10/3/07, under Doc. # 54892, Vol. 2783, Page 535 in the Official Records of Rusk County, Texas.

180	JONES FAMILY TRUST - DIANE JONES TRUSTEE	GREYSTONE OIL & GAS LLP	09/05/2007	Recorded on Oct. 03, 2007, under Doc # 54985, Vol. 2784, Page 12, in the Official Records of Rusk Co., Texas.

181	JOHN E. JUNKIN & CAROLYN JUNKIN	GREYSTONE OIL & GAS LLP	06/25/2007	Recorded on Jan. 09, 2008, under Doc # 59239, Vol. 2808, Page 302, in the Official Records of Rusk Co., Texas.

Exhibit “A” - Page 26 of 65

	Lessor Name	Lessee Name	Effective Date	Recording Information
182	JOHN KNOX HUTCHINGS MOORE, JR.	CRATON ENERGY CORPORATION	02/06/2009	Recorded on 5/19/09, under Doc # 00082118, Vol. 2933, Page 526 in the Official Records of Rusk County, Texas.

183	VIRGINIA A. MOORE	CRATON ENERGY CORPORATION	02/06/2009	Recorded on 4/8/09, under Doc # 00080452, Vol. 2924, Page 516 in the Official Records of Rusk County, Texas.

184	DAVID W. MOORE, JR.	CRATON ENERGY CORPORATION	02/06/2009	Recorded on 4/8/09, under Doc # 00080451, Vol. 2924, Page 512 in the Official Records of Rusk County, Texas.

185	WALLACE RICHMAN	GREYSTONE OIL & GAS LLP	07/17/2007	Recorded on 5/19/09, under Doc # 00082144, Vol. 2933, Page 620 in the Official Records of Rusk County, Texas.

186	KILBURN G. MOORE TEST. TRUST C/O LINDA G. MOORE (EXEC/SELF)	CRATON ENERGY CORPORATION	02/06/2009	Recorded on 5/19/09, under Doc # 00082153, Vol. 2933, Page 653 in the Official Records of Rusk County, Texas.

187	KENNETH R. SHELTON, JR., TRUSTEE	CRATON ENERGY CORPORATION	02/06/2009	Recorded on 5/19/09, under Doc # 00082134, Vol. 2933, Page 583 in the Official Records of Rusk County, Texas.

188	DONALD B. MOORE	CRATON ENERGY CORPORATION	02/06/2009	Recorded 5/19/09, under Doc 3 00082135, Vol. 2933, Page 587 in the Official Records of Rusk County, Texas.

189	ARTHUR H. SHELTON	CRATON ENERGY CORPORATION	02/06/2009	Recorded on 5/19/09, under Doc # 00082120, Vol. 2933, Page 534 in the Official Records of Rusk County, Texas.

190	ALBERT B. CRUTCHER, JR. POA & AIF — ALBERT CRUTCHER III & P	CRATON ENERGY CORPORATION	01/26/2009	Recorded on 4/8/09, under Doc # 00080453, Vol. 2924, Page 520 in the Official Records of Rusk County, Texas.

191	LINDY’S LIVING TRUST FRANCES H. HUDSON, TRUSTEE	CRATON ENERGY CORPORATION	07/11/2008	Recorded on 9/24/08, under Doc # 00072666, Vol. 2883, Page 529 in the Official Records of Rusk County, Texas.

192	WILLIAM G. BOND	CRATON ENERGY CORPORATION	01/27/2009	Recorded on 2/27/09, under Doc # 00078732, Vol. 2915, Page 337 in the Official Records of Rusk County, Texas.

193	PENNY BOND GENTRY	CRATON ENERGY CORPORATION	02/03/2009	Recorded on 2/27/09, under Doc # 00078723, Vol. 2915, Page 296 in the Official Records of Rusk County, Texas.

194	PHYLLIS H. GILLY & LIONEL E. GILLY	CRATON ENERGY CORPORATION	07/08/2008	Recorded on 9/24/08, under Doc # 00072691, Vol. 2883, Page 609 in the Official Records of Rusk County, Texas.

195	PAULA LENN RICH FUNKHOUSER C/O JAMES RICH	CRATON ENERGY CORPORATION	07/08/2008	Recorded on 9/24/08, under Doc # 00072672, Vol. 2883, Page 550 in the Official Records of Rusk County, Texas.

196	WILLIAM RALPH RICH	CRATON ENERGY CORPORATION	07/08/2008	Recorded on 9/24/08, under Doc # 00072692, Vol. 2883, Page 612 in the Official Records of Rusk County, Texas.

197	DONALD RAY COPELAND	CRATON ENERGY CORPORATION	07/28/2008	Recorded on 1/22/09, under Doc # 00077423, Vol. 2908, Page 146 in the Official Records of Rusk County, Texas.

198	BILLY WILLARD	CRATON ENERGY CORPORATION	07/29/2008	Recorded on 9/24/08, under Doc # 00072678, Vol. 2883, Page 568 in the Official Records of Rusk County, Texas.

Exhibit “A” - Page 27 of 65

	Lessor Name	Lessee Name	Effective Date	Recording Information
199	JAMES MARVIN COPELAND	CRATON ENERGY CORPORATION	07/28/2008	Recorded on 9/24/08, under Doc # 00072686, Vol. 2883, Page 594 in the Official Records of Rusk County, Texas.

200	J.E. DAY, JR.	GREYSTONE OIL & GAS LLP	04/13/2007	Recorded on DATE, under Doc # 00082145, Vol. 2933, Page 624 in the Official Records of Rusk County, Texas.

201	TINA NELL THRASH TORELLI TRUST	GREYSTONE OIL & GAS LLP	03/30/2007	Recorded on 5/4/07, under Doc # 00047441, Vol. 2742, Page 49 in the Official Records of Rusk County, Texas.

202	SIDNEY THRASH	CRATON ENERGY CORPORATION	07/21/2008	Recorded on 9/24/08, under Doc # 00072664, Vol. 2883, Page 523 in the Official Records of Rusk County, Texas.

203	AVA JONES	CRATON ENERGY CORPORATION	07/21/2008	Recorded on 9/24/08, under Doc # 00072665, Vol. 2883, Page 526 in the Official Records of Rusk County, Texas.

204	ANDRE DELAHOUSSAYE	CRATON ENERGY CORPORATION	10/14/2008	Recorded on 12/17/08, under Doc # 00076149, Vol. 2901, Page 489 in the Official Records of Rusk County, Texas.

205	MARTHA ANN COSPER ROBIN	CRATON ENERGY CORPORATION	07/21/2008	Recorded on 12/17/08, under Doc # 00076145, Vol. 2901, Page 469 in the Official Records of Rusk County, Texas.

206	FAYE CASH DEEL	CRATON ENERGY CORPORATION	07/21/2008	Recorded on 12/17/08, under Doc # 00076150, Vol. 2901, Page 490 in the Official Records of Rusk County, Texas.

207	KELLIE WOOD	CRATON ENERGY CORPORATION	07/21/2008	Recorded on 12/17/08, under Doc # 00076152, Vol. 2901, Page 497 in the Official Records of Rusk County, Texas.

208	KIM RUSSELL	CRATON ENERGY CORPORATION	07/21/2008	Recorded on 12/17/08, under Doc # 00076153, Vol. 2901, Page 501 in the Official Records of Rusk County, Texas.

209	MICHAEL GOLDSBERRY	CRATON ENERGY CORPORATION	07/21/2008	Recorded on 12/17/08, under Doc # 00076154, Vol. 2901, Page 504 in the Official Records of Rusk County, Texas.

210	CARLA GOLDSBERRY	CRATON ENERGY CORPORATION	07/21/2008	Recorded on 12/17/08, under Doc # 00076151, Vol. 2901, Page 493 in the Official Records of Rusk County, Texas.

211	DOMINIQUE DELAHOUSSAYE LEBLANC	CRATON ENERGY CORPORATION	10/14/2008	Recorded on 12/17/08, under Doc # 00076155, Vol. 2901, Page 507 in the Official Records of Rusk County, Texas.

212	JAMES WORLEY, ET UX (TOMMYE)	CRATON ENERGY CORPORATION	07/21/2008	Recorded on 9/24/08, under Doc # 00072663, Vol. 2883, Page 520 in the Official Records of Rusk County, Texas.

213	CHARLES H. MOORE, III	CRATON ENERGY CORPORATION	02/06/2009	Recorded on 7/28/09, under Doc # 00084844, Vol. 2949, Page 517 in the Official Records of Rusk County, Texas.

214	SALLY WAGNER ROSENBERG	CRATON ENERGY CORPORATION	07/23/2009	Recorded on 9/1/09, under Doc # 00086116, Vol. 2957, Page 230 in the Official Records of Rusk County, Texas.

215	SUSAN WAGNER GILLETTE	CRATON ENERGY CORPORATION	07/23/2009	Recorded on 9/1/09, under Doc # 00086112, Vol. 2957, Page 215 in the Official Records of Rusk County, Texas.

216	WILLIAM A. HUDSON, JR.	CRATON ENERGY CORPORATION	10/01/2009	Recorded on 10/20/09, under Doc # 00087747, Vol. 2966, Page 440 in the Official Records of Rusk County, Texas.

Exhibit “A” - Page 28 of 65

	Lessor Name	Lessee Name	Effective Date	Recording Information
217	ANITA M. DOYLE	CRATON ENERGY CORPORATION	09/12/2009	Recorded on 10/20/09, under Doc # 00087736, Vol. 2966, Page 403 in the Official Records of Rusk County, Texas.

218	JAVELINA PARTNERS, A TEXAS PARTNERSHIP	CRATON ENERGY CORPORATION	10/01/2009	Recorded on 10/20/09, under Doc # 00087748, Vol. 2966, Page 443 in the Official Records of Rusk County, Texas.

219	J.M. & H.K. JONES TRUST	CRATON ENERGY CORPORATION	10/01/2009	Recorded on 10/20/09, under Doc # 00087749, Vol. 2966, Page 446 in the Official Records of Rusk County, Texas.

220	YANDLE FAMILY PARTNERSHIP	CRATON ENERGY CORPORATION	08/31/2009	Recorded on 10/20/09, under Doc # 00087755, Vol. 2966, Page 466 in the Official Records of Rusk County, Texas.

221	RALPH V. ST. JOHN	CRATON ENERGY CORPORATION	08/13/2009	Recorded on 10/20/09, under Doc # 00087765, Vol. 2966, Page 508 in the Official Records of Rusk County, Texas.

222	LOIS E. BLAKELY TESTAMENTARY TRUST	CRATON ENERGY CORPORATION	01/28/2010	Recorded on 2/5/2010, under Doc # 00091244, Vol. 2987, Page 614 in the Official Records of Rusk County, Texas.

223	CHRISTOPHER DOW BOND & WILLIAM ROBERT BOND, II	CRATON ENERGY CORPORATION	10/07/2009	Recorded on 12/7/2009, under Doc # 00089350, Vol. 2976, Page 630 in the Official Records of Rusk County, Texas.

224	ELAINE B. LEWIS AND NEIL SHECKELS, TRUSTEE OF DOROTHY SHECKE	GREYSTONE OIL & GAS LLP	06/06/2007	Recorded on 7/17/07 under Doc # 51117 in Vol. 2761 on Page 294 of the Official Records of Rusk Co., Texas.

225	NANCY R. ROBBINS	GREYSTONE OIL & GAS LLP	06/26/2007	Recorded on 7/17/07 under Doc # 51103 in Vol. 2761 on Page 238 of the Official Records of Rusk Co., Texas.

226	JANIS L. MCDOWELL	GREYSTONE OIL & GAS LLP	06/19/2007	Recorded on 7/17/07 under Doc # 51109 in Vol. 2761 on Page 262 of the Official Records of Rusk Co., Texas.

227	SUSAN K. WILSON	GREYSTONE OIL & GAS LLP	06/19/2007	Recorded on 7/17/07 under Doc # 51108 in Vol. 2761 on Page 258 of the Official Records of Rusk Co., Texas.

228	MARY E. COX	GREYSTONE OIL & GAS LLP	06/19/2007	Recorded on 7/17/07 under Doc # 51106 in Vol. 2761 on Page 250 of the Official Records of Rusk Co., Texas.

229	ROBERT W. PLOWMAN	GREYSTONE OIL & GAS LLP	06/19/2007	Recorded on 7/17/07 under Doc # 51107 in Vol. 2761 on Page 254 of the Official Records of Rusk Co., Texas.

230	WILLIAM E. OLANDER	GREYSTONE OIL & GAS LLP	06/20/2007	Recorded on 7/17/07 under Doc # 51105 in Vol. 2761 on Page 246 of the Official Records of Rusk Co., Texas.

231	F. J. BLACKWELL	GREYSTONE OIL & GAS LLP	06/15/2007	Recorded on 7/17/07 under Doc # 51114 in Vol. 2761 on Page 282 of the Official Records of Rusk Co., Texas.

232	DORIS JEAN PLOWMAN SPEER	GREYSTONE OIL & GAS LLP	06/19/2007	Recorded on 7/17/07 under Doc # 51110 in Vol. 2761 on Page 266 of the Official Records of Rusk Co., Texas.

233	EVELYN B. PLOWMAN	GREYSTONE OIL & GAS LLP	06/19/2007	Recorded on 7/17/07 under Doc # 51111 in Vol. 2761 on Page 270 of the Official Records of Rusk Co., Texas.

234	EDWIN LEE PLOWMAN	GREYSTONE OIL & GAS LLP	06/19/2007	Recorded on 7/17/07 under Doc # 51112 in Vol. 2761 on Page 274 of the Official Records of Rusk Co., Texas.

Exhibit “A” - Page 29 of 65

	Lessor Name	Lessee Name	Effective Date	Recording Information
235	ELBY WAYNE PLOWMAN	GREYSTONE OIL & GAS LLP	07/05/2007	Recorded on 10/3/07 under Doc # 54934 in Vol. 2783 on Page 691 of the Official Records of Rusk Co., Texas.

236	PATSY JEAN GREEN	GREYSTONE OIL & GAS LLP	06/25/2007	Recorded on 10/3/07, under Doc # 54891, Vol 2783, Page 531, in the Official Records of Rusk, County, Texas.

237	ACCEPTANCE, INC.	GREYSTONE OIL & GAS LLP	07/30/2007	Recorded on 10/3/07 under Doc # 54930 in Vol. 2783 on Page 675 of the Official Records of Rusk Co., Texas.

238	WILLIAM N. THAMS TRUST	GREYSTONE OIL & GAS LLP	07/27/2007	Recorded on 10/3/07 under Doc # 54931 in Vol. 2783 on Page 667 of the Official Records of Rusk Co., Texas.

239	JAMES W. PLUMMER	GREYSTONE OIL & GAS LLP	07/27/2007	Recorded on 10/03/07 under Doc # 54927 in Vol. 2783 on Page 663 of the Official Records of Rusk Co., Texas.

240	VICTORIA E. THAMES	GREYSTONE OIL & GAS LLP	07/27/2007	Recorded on 10/03/07 under Doc # 54929 in Vol. 2783 on Page 671 of the Official Records of Rusk Co., Texas.

241	PEGRO & CO., LP	GREYSTONE OIL & GAS LLP	06/20/2007	Recorded on 07/17/07 under Doc # 51102 in Vol. 2761 on Page 235 of the Official Records of Rusk Co., Texas.

242	MARGARET KLOSKO	GREYSTONE OIL & GAS LLP	06/25/2007	Recorded on 07/17/07 under Doc # 51104 in Vol. 2761 on Page 242 of the Official Records of Rusk Co., Texas.

243	LOUISE HARRIS BENOIT	GREYSTONE OIL & GAS LLP	11/02/2007	Recorded on 1/3/08, under Doc #059280, Vol 2808, Page 440, in the Official Records of Rusk County, Texas.

244	RAY W. BAKER	GREYSTONE OIL & GAS LLP	07/30/2007	Recorded on 10/3/07, under Doc # 54982, Vol. 2784, Page 5, in the Official Records of Rusk County, Texas.

245	PAMELA SPENCER	GREYSTONE OIL & GAS LLP	07/05/2007	Recorded on 10/3/07, Under Doc # 54932, Vol. 2783, Page 683, in the Official Records of Rusk County, Texas.

246	CONWAY STROUD HARRIS	GREYSTONE OIL & GAS LLP	11/02/2007	Recorded on Jan. 03, 2008, under Doc # 59279, Vol. 2808, Page 436, in the Official Records of Rusk Co., Texas.

247	BRUCE MCMILLAN, JR FOUNDATION, INC	GREYSTONE OIL & GAS LLP	08/28/2007	Recorded on Jan. 03, 2008, under Doc # 59262, Vol. 2808, Page 374, in the Official Records of Rusk Co., Texas.

248	ANDREW L. GUTMAN	GREYSTONE OIL & GAS LLP	06/03/2007	Recorded on Oct. 3, 2007, under Doc # 54896, Vol. 2783, Page 559, in the Official Records of Rusk Co., Texas.

249	PECOS BEND ROYALTIES, LP	GREYSTONE OIL & GAS LLP	06/29/2007	Recorded on Oct. 3, 2007, under Doc # 54897 Vol. 2783, Page 563, in the Official Records of Rusk Co., Texas.

250	MAGNOLIA, LLC	GREYSTONE OIL & GAS LLP	07/10/2007	Memo Recorded under Vol. 2783, Page 832, in the Official Records of Rusk Co., Texas.

251	TINA NELL THRASH TORELLI (WILTON EUGENE THRASH)	GREYSTONE OIL & GAS LLP	06/15/2007	Recorded on Oct. 3, 2007, under Doc # 54899, Vol. 2783, Page 569, in the Official Records of Rusk Co., Texas.

252	THRASH ROYALTIES WILTON EUGENE THRASH	GREYSTONE OIL & GAS LLP	06/15/2007	Memo Recorded on Oct. 3, 2007, under Doc # 54898 Vol. 2783, Page 567, in the Official Records of Rusk Co., Texas.

Exhibit “A” - Page 30 of 65

	Lessor Name	Lessee Name	Effective Date	Recording Information
253	HOLLI THRASH SAFRON TRUST (WILTON EUGENE THRASH)	GREYSTONE OIL & GAS LLP	06/15/2007	Memo Recorded on Oct. 3, 2007, under Doc # 54900, Vol. 2783, Page 571, in the Official Records of Rusk Co., Texas.

254	LATENE THRASH SPEER	GREYSTONE OIL & GAS LLP	06/15/2007	Memo Recorded on Oct. 3,, 2007, under Doc # 54987, Vol. 2784, Page 18, in the Official Records of Rusk Co., Texas.

255	CAROLYN SUE PHILLIPS	GREYSTONE OIL & GAS LLP	06/26/2007	Recorded on 10/3/07, Under Doc # 54937, Vol. 2783, Page 703, in the Official Records of Rusk County, Texas.

256	KARA FRANCES SELBY	GREYSTONE OIL & GAS LLP	07/05/2007	Recorded on 10/3/07, Under Doc # 54981, Vol. 2784, Page 1, in the Official Records of Rusk County, Texas.

257	FRANCIS S. PLOWMAN	GREYSTONE OIL & GAS LLP	07/05/2007	Recorded on 10/3/07, Under Doc # 54926, Vol. 2783, Page 659, in the Official Records of Rusk County, Texas.

258	EARL C. PLOWMAN	GREYSTONE OIL & GAS LLP	07/05/2007	Recorded on 10/3/07, Under Doc # 54935, Vol. 2783, Page 695, in the Official Records of Rusk County, Texas.

259	RUDOLPH PLOWMAN JR.	GREYSTONE OIL & GAS LLP	07/10/2007	Recorded on 10/3/07, Under Doc # 54933, Vol. 2783, Page 687, in the Official Records of Rusk County, Texas.

260	MIRIAM MAYER STERNBERG	GREYSTONE OIL & GAS LLP	09/14/2007	Recorded on 1/3/08, under Doc # 59249, Vol. 2808, Page 338, in the Official Records of Rusk County, Texas.

261	ROBERT MAYER, JR.	GREYSTONE OIL & GAS LLP	09/14/2007	Recorded on 10/3/07, under Doc # 54895, Vol. 2783, Page 555, in the Official Records of Rusk County, Texas.

262	WILLIAM R. KANEHL	GREYSTONE OIL & GAS LLP	06/06/2007	Recorded on 7/17/07, Under Doc # 51116, Vol. 2761, Page 290, in the Official Records of Rusk County, Texas.

263	JUDY KAY SIMS	GREYSTONE OIL & GAS LLP	07/10/2007	Recorded on 10/03/07, Under Doc # 54936, Vol. 2783, Page 699, in the Official Records of Rusk County, Texas.

264	JERRY KANEHL CLYBORNE	GREYSTONE OIL & GAS LLP	06/06/2007	Recorded on 07/17/07, Under Doc # 51115, Vol. 2761, Page 286, in the Official Records of Rusk County, Texas.

265	JOYCE COLLUP	CRATON ENERGY CORPORATION	07/23/2008	Recorded on 1/22/09, under Doc # 00077419, Vol. 2908, Page 132 in the Official Records of Rusk County, Texas.

266	DOYE PLOWMAN	CRATON ENERGY CORPORATION	07/23/2008	Recorded on 9/24/08, under Doc # 00072658, Vol. 2883, Page 500 in the Official Records of Rusk County, Texas.

267	JOHN B. COERS	CRATON ENERGY CORPORATION	07/29/2008	Recorded on 9/24/08, under Doc # 00072654, Vol. 2883, Page 484 in the Official Records of Rusk County, Texas.

268	CLARENCE M. AGRESS	CRATON ENERGY CORPORATION	10/15/2008	Recorded on 12/17/08, under Doc # 00076148, Vol. 2901, Page 482 in the Official Records of Rusk County, Texas.

269	TOM RAMEY, JR.	CRATON ENERGY CORPORATION	08/25/2008	Recorded on 12/17/08, under Doc # 00076146, Vol. 2901, Page 474 in the Official Records of Rusk County, Texas.

270	DONALD V. PLOWMAN	CRATON ENERGY CORPORATION	07/23/2008	Recorded on 12/17/08, under Doc # 00076156, Vol. 2901, Page 511 in the Official Records of Rusk County, Texas.

Exhibit “A” - Page 31 of 65

	Lessor Name	Lessee Name	Effective Date	Recording Information
271	ESTATE OF JAMES V. PLOWMAN	CRATON ENERGY CORPORATION	07/23/2008	Recorded on 9/24/08, under Doc # 00076157, Vol. 2901, Page 515 in the Official Records of Rusk County, Texas.

272	RANDALL W. PLUMMER	CRATON ENERGY CORPORATION	07/30/2008	Recorded on 9/24/08, under Doc # 00072651, Vol. 2883, Page 472 in the Official Records of Rusk County, Texas.

273	MARK S. BAUM	CRATON ENERGY CORPORATION	08/05/2008	Recorded on 9/24/08, under Doc # 00072652, Vol. 2883, Page 476 in the Official Records of Rusk County, Texas.

274	WILLIAM H. PLUMMER	CRATON ENERGY CORPORATION	07/30/2008	Recorded 9/24/08, under Doc # 00072653, Vol. 2883, Page 480 in the Official Records of Rusk County, Texas.

275	DENNIS J. WALKER	CRATON ENERGY CORPORATION	08/06/2008	Recorded on 9/24/08, under Doc # 00072655, Vol. 2883, Page 488 in the Official Records of Rusk County, Texas.

276	JERRY PLOWMAN	CRATON ENERGY CORPORATION	07/23/2008	Recorded on 9/24/08, under Doc # 00072667, Vol. 2883, Page 532 in the Official Records of Rusk County, Texas.

277	KAY RIFFLE	CRATON ENERGY CORPORATION	07/23/2008	Recorded on 9/24/08, under Doc # 00072660, Vol. 2883, Page 508 in the Official Records of Rusk County, Texas.

278	KAREN PLOWMAN	CRATON ENERGY CORPORATION	07/23/2008	Recorded on 9/24/08, under Doc # 00072661, Vol. 2883, Page 512 in the Official Records of Rusk County, Texas.

279	KEVIN PLOWMAN	CRATON ENERGY CORPORATION	07/23/2008	Recorded on 9/24/08, under Doc # 00072659, Vol. 2883, Page 504 in the Official Records of Rusk County, Texas.

280	CODY WAYNE PLOWMAN	CRATON ENERGY CORPORATION	07/23/2008	Recorded on 9/24/08, under Doc # 00072657, Vol. 2883, Page 496 in the Official Records of Rusk County, Texas.

281	STACY REYNOLDS	CRATON ENERGY CORPORATION	07/23/2008	Recorded on 9/24/08, under Doc # 00072656, Vol. 2883, Page 492 in the Official Records of Rusk County, Texas.

282	JILL P. BOCK	CRATON ENERGY CORPORATION	07/30/2008	Recorded on 9/24/08, under Doc # 00072669, Vol. 2883, Page 540 in the Official Records of Rusk County, Texas.

283	THOMAS M. STACY	CRATON ENERGY CORPORATION	07/23/2008	Recorded on 9/24/08, under Doc # 00072662, Vol. 2883, Page 516 in the Official Records of Rusk County, Texas.

284	ALFRED M. AGRESS, TRUSTEE FOR ALFRED M. AGRESS TRUST	CRATON ENERGY CORPORATION	07/30/2008	Recorded on 9/24/08, under Doc # 00072668, Vol. 2883, Page 536 in the Official Records of Rusk County, Texas.

285	WILLIAM L. BAKER, JR.	GREYSTONE OIL & GAS LLP	06/20/2007	Recorded on (couldnt find date), under Doc # 00084847, Vol. 2949, Page 527 in the Official Records of Rusk County, Texas.

286	BILLIE SUE GREEN ASCH	GREYSTONE OIL & GAS LLP	06/25/2007	Recorded on 10/3/07, under Doc # 00054986, Vol. 2784, Page 14 in the Official Records of Rusk County, Texas.

287	PCS, INC.	CRATON ENERGY CORPORATION	09/30/2009	Recorded on 10/20/09, under Doc # 00087751, Vol. 2966, Page 452 in the Official Records of Rusk County, Texas.

288	LINDA GENTRY	GREYSTONE OIL & GAS LLP	11/12/2007	Recorded on 2/27/08 under Doc # 61783 in Vol. 2821 and Page 636 in the Official Records of Rusk Co., Texas.

Exhibit “A” - Page 32 of 65

	Lessor Name	Lessee Name	Effective Date	Recording Information
289	LINDA TUCKER	GREYSTONE OIL & GAS LLP	03/02/2007	Recorded on 5/4/07 under Doc # 47502 in Vol. 2742 and Page 228 in the Official Records of Rusk Co., Texas.

290	DANIEL TIMMONS	GREYSTONE OIL & GAS LLP	03/02/2007	Recorded on 5/4/07 under Doc # 47492 in Vol. 2742 and Page 198 in the Official Records of Rusk Co., Texas.

291	J. W. AND S. L. SLEDGE LIVING TRUST	GREYSTONE OIL & GAS LLP	02/09/2007	Recorded in Vol. 2742 and Page 148 in the Official Records of Rusk Co., Texas.

292	ROBERT MICHAEL HALBERT	GREYSTONE OIL & GAS LLP	02/09/2007	Recorded in Vol. 2742 and Page 341 in the Official Records of Rusk Co., Texas.

293	PEGGY SHAW DOPSON	GREYSTONE OIL & GAS LLP	02/12/2007	Recorded in Vol. 2742 and Page 249 in the Official Records of Rusk Co., Texas.

294	PATRICIA GALLARDO	GREYSTONE OIL & GAS LLP	03/02/2007	Recorded on, 5/4/07, under Doc # 47501, Vol 2742, Pg. 225 in the Official Records of Rusk County, Texas.

295	DIANE L. BRAMMER	GREYSTONE OIL & GAS LLP	02/12/2007	Recorded in Vol. 2742 and Page 237 in the Official Records of Rusk Co., Texas.

296	OPAL SHAW	GREYSTONE OIL & GAS LLP	02/12/2007	Recorded in Vol. 2742 and Page 243 in the Official Records of Rusk Co., Texas.

297	LINDA L. ROBERTSON	GREYSTONE OIL & GAS LLP	02/12/2007	Recorded in Vol. 2742 and Page 240 in the Official Records of Rusk Co., Texas.

298	KAY D. PHILLIPS	GREYSTONE OIL & GAS LLP	02/12/2007	Recorded in Vol. 2742 and Page 246 in the Official Records of Rusk Co., Texas.

299	DIANE MCKOWN	GREYSTONE OIL & GAS LLP	03/02/2007	Recorded on 5/4/07 under Doc # 47500 in Vol. 2742 and Page 222 in the Official Records of Rusk Co., Texas.

300	WHITNEY R. GAUDET, JR	GREYSTONE OIL & GAS LLP	04/02/2007	Recorded on 5/4/07, under Doc # 47457, Vol. 2742, Pg. 85, in the Official Records of Rusk County, Texas.

301	JAMES M. SHAW	GREYSTONE OIL & GAS LLP	02/12/2007	Recorded in Vol. 2742 and Page 252 in the Official Records of Rusk Co., Texas.

302	ANDREA SHAW GARCES	GREYSTONE OIL & GAS LLP	03/02/2007	Recorded on 5/4/07 under Doc # 47493 in Vol. 2742 and Page 201 in the Official Records of Rusk Co., Texas.

303	SHARLIS LEINBACH ANDREWS	GREYSTONE OIL & GAS LLP	05/22/2007	Recorded on 7/17/07 under Doc # 51158 in Vol. 2761 and Page 440 in the Official Records of Rusk Co., Texas.

304	TOM COLLICA	GREYSTONE OIL & GAS LLP	02/13/2007	Recorded in Vol. 2742 and Page 234 in the Official Records of Rusk Co., Texas.

305	MCMAHON FOUNDATION	CRATON ENERGY CORPORATION	04/08/2009	Recorded on 5/19/09, under Doc # 00082122, Vol. 2933, Page 541 in the Official Records of Rusk County, Texas.

306	JUDITH ANNE PARKER LIVELY	CRATON ENERGY CORPORATION	08/11/2008	Recorded on 9/24/08, under Doc # 00072685, Vol 2883, Page 590 in the Official Records of Rusk County, Texas.

307	JAMES M. SHAW & WIFE, VICKIE SHAW	CRATON ENERGY CORPORATION	07/24/2008	Recorded on 9/24/08, under Doc # 00072690, Vol. 2883, Page 606 in the Official Records of Rusk County, Texas.

308	DAVID SHAW	CRATON ENERGY CORPORATION	07/24/2008	Recorded on 9/24/08, under Doc # 00072687, Vol. 2883, Page 597 in the Official Records of Rusk County, Texas.

309	PHYLLIS BIGBIE	CRATON ENERGY CORPORATION	07/14/2009	Recorded on 7/28/09, under Doc # 00084874, Vol 2949, Page 620 in the Official Records of Rusk County, Texas.

Exhibit “A” - Page 33 of 65

	Lessor Name	Lessee Name	Effective Date	Recording Information
310	JERRY HELBIG	CRATON ENERGY CORPORATION	07/10/2009	Recorded on 7/28/09, under Doc # 00084873, Vol 2949, Page 616 in the Official Records of Rusk County, Texas.

311	CRAWLEY PETROLEUM CORPORATION	CRATON ENERGY CORPORATION	09/24/2009	Recorded on 10/20/09, under Doc # 00087745, Vol. 2966, Page 433 in the Official Records or Rusk County, Texas.

312	JOSEPH P. BEASLEY, III	CRATON ENERGY CORPORATION	01/22/2010	Recorded on 2/5/2010, under Doc # 00091261, Vol. 2987, Page 677 in the Official Records of Rusk County, Texas.

313	ANN K. SPILGER	CRATON ENERGY CORPORATION	01/20/2010	Recorded on 2/5/2010, under Doc # 00091260, Vol. 2987, Page 674 in the Official Records of Rusk County, Texas.

314	SHERIDAN CALLAWAY ROPP	CRATON ENERGY CORPORATION	01/21/2010	Recorded on 2/5/2010, under Doc # 00091262, Vol. 2987, Page 680 in the Official Records of Rusk County, Texas.

315	BARBARA GENE FOWLER	CRATON ENERGY CORPORATION	01/20/2010	Recorded on 2/5/2010, under Doc # 00091263, Vol. 2987, Page 683 in the Official Records of Rusk County, Texas.

316	MILTON LEE THOMPSON, JR.	GREYSTONE OIL & GAS LLP	01/22/2007	Recorded in Vol. 2742 and Page 92 of the Official Records of Rusk Co., Texas.

317	RICHARD B. AHLVIN AND WIFE, SUE AHLVIN	GREYSTONE OIL & GAS LLP	03/27/2007	Recorded on 07/17/07 Under Doc # 54907, in Vol. 2783 and Page 596 of the Official Records of Rusk Co., Texas.
Recorded on 10/3/07 again under Doc # 51151, in Vol. 2761 & Page 415 in the Official Records of Rusk County, Texas.

318	W.S. FARISH & CO., TRUSTEE	GREYSTONE OIL & GAS LLP	10/04/2007	Recorded on Jan. 3, 2008, Under Doc # 59243, Vol. 2808, Page 320, in the Official Records of Rusk Co., Texas.
Recorded on Jan. 9, 2008, again Under Doc # 59576, Vol. 2810, Page 205, in the Official Records of Rusk Co., Texas

319	LINDA KAY LONG	CRATON ENERGY CORPORATION	08/20/2009	Recorded on 9-1-09, under Doc. # 86102, Vol. 2957, Pg. 182, in the Official Records in Rusk County, Texas.

320	THOMAS R. & MARILYN K. MEHALL LIVING TRUST Marilyn K. Mehal	CRATON ENERGY CORPORATION	08/21/2009	Recorded on 9-10-09, under Doc. # 86461, Vol. 2958, Pg. 744, in the Official Records in Rusk County, Texas.

321	JAMES E. MELSON	CRATON ENERGY CORPORATION	07/23/2009	Recorded on 9-1-09, under Doc. # 86119, Vol. 2957, Pg. 240, in the Official Records in Rusk County, Texas.

322	MICHELLE MEHALL MOORE	CRATON ENERGY CORPORATION	08/20/2009	Recorded on 9-1-09, under Doc. # 86101, Vol. 2957, Pg. 179, in the Official Records in Rusk County, Texas.

323	JLH MINROY TRUST John H. Dorie, Trustee	CRATON ENERGY CORPORATION	06/30/2009	Recorded on 7-28-09, under Doc. # 84835, Vol. 2949, Pg. 489, in the Official Records in Rusk County, Texas.

324	HANCOCK-DORIE TRUST John H. Dorie, Trustee	CRATON ENERGY CORPORATION	06/30/2009	Recorded on 7-28-09, under Doc. # 84836, Vol. 2949, Pg. 492, in the Official Records in Rusk County, Texas.

325	BECKY FOLMAR	CRATON ENERGY CORPORATION	09/15/2009	Recorded on 10/20/09, under Doc # 00087763, Vol. 2966, Page 502 in the Official Records of Rusk County, Texas.

Exhibit “A” - Page 34 of 65

	Lessor Name	Lessee Name	Effective Date	Recording Information
326	JEAN L. COOKE	CRATON ENERGY CORPORATION	08/21/2009	Recorded on 10/20/2009, under Doc # 00087766, Vol. 2966, Page 512 in the Official Records of Rusk County, Texas.

327	DOUG CROUCH	CRATON ENERGY CORPORATION	09/21/2009	Recorded on 10/20/09, under Doc # 00087769, Vol. 2966, Page 522 in the Official Records of Rusk County, Texas.

328	ELIZABETH HELEN RUCKER	CRATON ENERGY CORPORATION	08/20/2009	Recorded on 10/20/09, under Doc # 00087767, Vol. 2966, Page 515 in the Official Records of Rusk County, Texas.

329	EMILY BYRNE ANDERSON	CRATON ENERGY CORPORATION	09/04/2009	Recorded on 10/28,09, under Doc # 00088125, Vol. 2968, Page 746 in the Official Records of Rusk County, Texas.

330	SARAH SHELTON HEXT	CRATON ENERGY CORPORATION	09/04/2009	Recorded on 10/20/09, under Doc # 00087762, Vol. 2966, Page 499 in the Official Records of Rusk County, Texas.

331	RICHARD C. LEVIN	CRATON ENERGY CORPORATION	09/21/2009	Recorded on 10/20/09, under Doc # 00087737, Vol. 2966, Page 407 in the Official Records of Rusk County, Texas.

332	DOROTHY PHILLIPS	CRATON ENERGY CORPORATION	09/15/2009	Recorded on 10/20/09, under Doc # 00087739, Vol. 2966, Page 413 in the Official Records of Rusk County, Texas.

333	FAY YATES	CRATON ENERGY CORPORATION	09/15/2009	Recorded on 10/20/09, under Doc # 00087738, Vol. 2966, Page 410 in the Official Records of Rusk County, Texas.

334	JUDY KAY SOUCIE	CRATON ENERGY CORPORATION	09/16/2009	Recorded on 10/20/09, under Doc # 00087754, Vol. 2966, Page 463 in the Official Records of Rusk County, Texas.

335	ROBERT E. BYRNE	CRATON ENERGY CORPORATION	09/04/2009	Recorded on 10/20/09, under Doc # 00087746, Vol. 2966, Page 437 in the Official Records of Rusk County, Texas.

336	IRVIN B. & JANIS ANN BEREN TRUST B-1	CRATON ENERGY CORPORATION	09/17/2009	Recorded on 10/20/09, under Doc # 00087744, Vol. 2966, Page 430 in the Official Records of Rusk County, Texas.

337	DAVID O. BEREN TRUST M U/W/O REP. BY SHIRLEY L. BEREN	CRATON ENERGY CORPORATION	10/01/2009	Recorded on 10/20/09, under Doc # 00087743, Vol. 2966, Page 427 in the Official Records of Rusk County, Texas.

338	KAY DELARM	CRATON ENERGY CORPORATION	09/16/2009	Recorded on 10/20/09, under Doc # 00087735, Vol. 2966, Page 400 in the Official Records of Rusk County, Texas.

339	LIVIA JANE SHELTON GABLER	CRATON ENERGY CORPORATION	09/04/2009	Recorded on 10/20/09, under Doc # 00087732, Vol. 2966, Page 391 in the Official Records of Rusk County, Texas.

340	ANNETTE DODGE	CRATON ENERGY CORPORATION	08/20/2009	Recorded on 10/20/09, under Doc # 00087724, Vol. 2966, Page 367 in the Official Records of Rusk County, Texas.

341	WALTER O. HILL	CRATON ENERGY CORPORATION	09/21/2009	Recorded on 10/20/09, under Doc # 00087741, Vol. 2966, Page 421 in the Official Records of Rusk County, Texas.

342	PATTI JO GIBBS	CRATON ENERGY CORPORATION	09/24/2009	Recorded on 10/20/09, under Doc # 00087728, Vol. 2966, Page 379 in the Official Records of Rusk County, Texas.

Exhibit “A” - Page 35 of 65

	Lessor Name	Lessee Name	Effective Date	Recording Information
343	BHCH MINERAL, LTD., ET AL FREDERICKSBURG ROYALTY, LTD. & FL	CRATON ENERGY CORPORATION	08/01/2009	Recorded on 10/20/09, under Doc # 00087719, Vol. 2966, Page 340 in the Official Records of Rusk County, Texas.

344	ELIZABETH JEAN IRWIN CROW	CRATON ENERGY CORPORATION	09/09/2009	Recorded on 10/20/09, under Doc # 00087734, Vol. 2966, Page 397 in the Official Records of Rusk County, Texas.

345	IVAN IRWIN, JR.	CRATON ENERGY CORPORATION	09/09/2009	Recorded on 10/20/09, under Doc # 00087733, Vol. 2966, Page 394 in the Official Records of Rusk County, Texas.

346	JAMES RUEL ENGLAND	CRATON ENERGY CORPORATION	09/24/2009	Recorded on 2/7/2009, under Doc # 00089356, Vol. 2976, Page 657 in the Official Records of Rusk County, Texas.

347	CHARLEEN P. MCKINNEY LIVING TRUST	CRATON ENERGY CORPORATION	10/08/2009	Recorded on 12/7/2009, under Doc # 00089358, Vol. 2976, Page 664 in the Official Records of Rusk County, Texas.

348	GEORGE RICHARD WILLIAM SHOUP	CRATON ENERGY CORPORATION	09/16/2009	Recorded on 12/7/2009, under Doc # 00089359, Vol. 2976, Page 667 in the Official Records of Rusk County, Texas.

349	FREDDA LEVIN HARRIS	CRATON ENERGY CORPORATION	11/20/2009	Recorded on 2/5/2010, under Doc # 00091247, Vol. 2987, Page 624 in the Official Records of Rusk County, Texas.

350	REBECCA MEHALL	CRATON ENERGY CORPORATION	11/24/2009	Recorded on 2/23/2010, under Doc # 00091865, Vol. 2990, Page 844 in the Official Records of Rusk County, Texas.

351	JACK ERNEST ENGLAND	CRATON ENERGY CORPORATION	09/17/2009	Recorded on 2/5/2010, under Doc # 00091246, Vol. 2987, Page 621 in the Official Records of Rusk County, Texas.

352	PETER E. THOMPSON	GREYSTONE OIL & GAS LLP	05/17/2007	Recorded on 10/3/2007, under Doc # 00054939, Vol. 2783, Page 710 in the Official Recorded of Rusk County, Texas.

353	DAVID E. CRIM	GREYSTONE OIL & GAS LLP	12/04/2007	Recorded on (date not found) Under Doc # 59560, in Vol. 2810 and Page 143 of the Official Records of Rusk Co., Texas.

354	VICKIE L. CHENEY	GREYSTONE OIL & GAS LLP	12/04/2007	Recorded on (date not found) Under Dco # 59561, in Vol. 2810 and Page 146 of the Official Records of Rusk Co., Texas.

355	VIVIAN SUZANNE KINARD	GREYSTONE OIL & GAS LLP	04/04/2007	Recorded on 5/4/07 Under Dco # 47487, in Vol. 2742 and Page 183 of the Official Records of Rusk Co., Texas.

356	ROY EATON	GREYSTONE OIL & GAS LLP	03/01/2007	Recorded on 5/4/07 Under Dco # 47498 in Vol. 2742 and Page 216 of the Official Records of Rusk Co., Texas.

357	WILMA EATON	GREYSTONE OIL & GAS LLP	03/01/2007	Recorded on 5/4/07 Under Dco # 47499 in Vol. 2742 and Page 219 of the Official Records of Rusk Co., Texas.

358	ETHEL MAE MULLINS	GREYSTONE OIL & GAS LLP	03/01/2007	Recorded on 5/4/07 Under Dco # 47496 in Vol. 2742 and Page 210 of the Official Records of Rusk Co., Texas.

359	MELISSA GAY MULLINS	GREYSTONE OIL & GAS LLP	04/02/2007	Recorded on 5/4/07 Under Dco # 475033 in Vol. 2742 and Page 231 of the Official Records of Rusk Co., Texas.

360	THOMAS EATON	GREYSTONE OIL & GAS LLP	03/01/2007	Recorded on 5/4/07 Under Dco # 47494 in Vol. 2742 and Page 204 of the Official Records of Rusk Co., Texas.

Exhibit “A” - Page 36 of 65

	Lessor Name	Lessee Name	Effective Date	Recording Information
361	NANCY BOSWELL	GREYSTONE OIL & GAS LLP	03/01/2007	Recorded on 5/4/07 Under Dco # 47495 in Vol. 2742 and Page 207 of the Official Records of Rusk Co., Texas.

362	MARGARET CRIM	GREYSTONE OIL & GAS LLP	12/19/2007	Recorded on 1/9/08, under Doc. # 59559, Vol. 2810, Page 140, in the Official Records of Rusk County, Texas.

363	GARY M. CRIM	GREYSTONE OIL & GAS LLP	12/04/2007	Recorded on 1/3/08, under Doc # 59267, Vol 2808, Page 391, in the Official Records of Rusk County, Texas.

364	BETTIE LOU COOPER	GREYSTONE OIL & GAS LLP	12/04/2007	Recorded on 1/3/08, under Doc # 59268, Vol 2808, Page 394, in the Official Records of Rusk County, Texas.

365	JOYCE L. REESE ESTATE C/O REGIONS BANK	CRATON ENERGY CORPORATION	01/06/2009	Recorded on 2/27/09, under Doc # 00078729, Vol. 2915, Page 323 in the Official Records of Rusk County, Texas.

366	JAMES N. CHAMBERS	CRATON ENERGY CORPORATION	08/28/2008	Recorded on 9/24/08, under Doc # 00072674, Vol. 2883, Page 556 in the Official Records of Rusk County, Texas.

367	LAURA STRIBLING JACKSON	CRATON ENERGY CORPORATION	09/04/2008	Recorded on 9/24/08, under Doc # 00072671, Vol. 2883, Page 547 in the Official Records of Rusk County, Texas.

368	KEVIN J. EATON	CRATON ENERGY CORPORATION	08/20/2008	Recorded on 9/24/08, under Doc # 00072699, Vol. 2883, Page 633 in the Official Records of Rusk County, Texas.

369	SHERRIE ANN OWENS	CRATON ENERGY CORPORATION	08/27/2008	Recorded on 9/24/08, under Doc # 00072679, Vol. 2883, Page 571 in the Official Records of Rusk County, Texas.

370	CARMEN LEA HUDSON	CRATON ENERGY CORPORATION	08/25/2008	Recorded on 9/24/08, under Doc # 00072670, Vol. 2883, Page 544 in the Official Records of Rusk County, Texas.

371	DOROTHY BAUGHMAN GRAY	CRATON ENERGY CORPORATION	08/25/2008	Recorded on 9/24/08, under Doc # 00072677, Vol. 2883, Page 565 in the Official Records of Rusk County, Texas.

372	MARK STEPHEN BAUGHMAN	CRATON ENERGY CORPORATION	08/26/2008	Recorded on 9/24/08, under Doc # 00072701, Vol. 2883, Page 639 in the Official Records of Rusk County, Texas.

373	STACIE ELIZABETH EATON	CRATON ENERGY CORPORATION	08/20/2008	Recorded on 9/24/08, under Doc # 00072700, Vol. 2883, Page 636 in the Official Records of Rusk County, Texas.

374	EDWARD B. KUYAVA	CRATON ENERGY CORPORATION	11/11/2008	Recorded on 1/22/09, under Doc # 00077425, Vol. 2908, Page 152 in the Official Records of Rusk County, Texas.

375	SUE A. TRIMBLE	CRATON ENERGY CORPORATION	11/11/2008	Recorded on 12/17/08, under Doc # 00076139, Vol. 2901, Page 449 in the Official Records of Rusk County, Texas.

376	GEORGE KIRK FERRELL	CRATON ENERGY CORPORATION	05/19/2009	Recorded on 7/28/09, under Doc # 00084849, Vol. 2949, Page 534 in the Official Records of Rusk County, Texas.

377	RAS POOL, JR.	CRATON ENERGY CORPORATION	06/11/2009	Recorded on 7/28/09, under Doc # 00084864, Vol. 2949, Page 583 in the Official Records of Rusk County, Texas.

378	THOMAS M. LEATH	CRATON ENERGY CORPORATION	07/24/2009	Recorded on 10/20/09, under Doc # 00087725, Vol. 2966, Page 370 in the Official Records of Rusk County, Texas.

Exhibit “A” - Page 37 of 65

	Lessor Name	Lessee Name	Effective Date	Recording Information
379	BARBARA ELIZABETH P. CALLAWAY	CRATON ENERGY CORPORATION	06/30/2009	Recorded on 7/28/09, under Doc # 00084871, Vol. 2949, Page 609 in the Official Records of Rusk County, Texas.

380	HENRY S. POTTER C/O MARY E. POTTER HOOPER	CRATON ENERGY CORPORATION	06/30/2009	Recorded on 7/28/09, under Doc # 00084831, Vol. 2949, Page 475 in the Official Records of Rusk County, Texas.

381	MARY E. POTTER HOOPER	CRATON ENERGY CORPORATION	06/30/2009	Recorded on 7/28/09, under Doc # 00084834, Vol. 2949, Page 486 in the Official Records of Rusk County, Texas.

382	BARBARA ANNE LANGE	CRATON ENERGY CORPORATION	06/15/2009	Recorded on 7/28/09, under Doc # 00084842, Vol. 2949, Page 510 in the Official Records of Rusk County, Texas.

383	SANDRA KAY GONZALES	CRATON ENERGY CORPORATION	06/15/2009	Recorded on 7/28/09, under Doc # 00084860, Vol. 2949, Page 569 in the Official Records of Rusk County, Texas.

384	PAULA HOUSTON ROBINSON	CRATON ENERGY CORPORATION	07/22/2009	Recorded on 9/1/09, under Doc # 00086105, Vol. 2957, Page 191 in the Official Records of Rusk County, Texas.

385	BOB HOUSTON	CRATON ENERGY CORPORATION	07/22/2009	Recorded on 9/1/09, under Doc # 00086104, Vol. 2957, Page 188 in the Official Records of Rusk County, Texas.

386	JACK HOUSTON	CRATON ENERGY CORPORATION	07/22/2009	Recorded on 9/1/09, under Doc # 00086103, Vol. 2957, Page 185 in the Official Records of Rusk County, Texas.

387	TONY HOUSTON, ESTATE BOBBIE HOUSTON, INDEPENDENT EXEC.	CRATON ENERGY CORPORATION	07/22/2009	Recorded on 9/1/09, under Doc # 00086106, Vol. 2957, Page 194 in the Official Records of Rusk County, Texas.

388	DENNEY JOE EATON	CRATON ENERGY CORPORATION	01/27/2010	Recorded on 2/5/2010, under Doc # 00091264, Vol. 2987, Page 686 in the Official Records of Rusk County, Texas.

389	CYDNEY KAY LYNCH C/O DENNEY JOE EATON	CRATON ENERGY CORPORATION	01/27/2010	Recorded on 2/5/2010, under Doc # 00091265, Vol. 2987, Page 689 in the Official Records of Rusk County, Texas.

390	ROBERT LEATH POOL	CRATON ENERGY CORPORATION	04/09/2009	Recorded on 7/28/2009, under Doc # 00084856, Vol. 2949, Page 558 in the Official Records of Rusk County, Texas.

391	RUBY M. GAMAGE	CRATON ENERGY CORPORATION	12/11/2009	Recorded on 3/18/2010, under Doc # 00092830, Vol. 2997, Page 833 in the Official Records of Rusk County, Texas.

392	CHERILYN WOODS	CRATON ENERGY CORPORATION	12/11/2009	Recorded on 3/18/2010, under Doc # 00092829, Vol. 2997, Page 830 in the Official Records of Rusk County, Texas.

393	DARRELL HINES	GREYSTONE OIL & GAS LLP	10/08/2007	Recorded on 2/27/08 under Doc # 61785 in Vol. 2821 and Page 642 of the Official Records of Rusk Co., Texas.

394	JEANNETTE S. RESPESS	GREYSTONE OIL & GAS LLP	01/19/2007	Recorded on 5/4/07 under Doc # 47452 in Vol. 2742 and Page 69 of the Official Records of Rusk Co., Texas.

395	RKA MINERALS LTD.	GREYSTONE OIL & GAS LLP	10/04/2007	Recorded on 1/3/08 under Doc # 59269 in Vol. 2808 and Page 397 of the Official Records of Rusk Co., Texas.

396	JOYCE D. WEBER	CRATON ENERGY CORPORATION	07/21/2009

Exhibit “A” - Page 38 of 65

	Lessor Name	Lessee Name	Effective Date	Recording Information
397	CAROL JASKO	GREYSTONE OIL & GAS LLP	03/09/2007	Recorded on 5/4/07, under Doc # 47450, in Vol 2742, Pg. 59, in the Official Records in Rusk County, Texas.

398	ROBERT SHAFER	GREYSTONE OIL & GAS LLP	03/14/2007	Recorded on 5/4/07, under Doc # 47454, in Vol 2742, Pg 74, in the Official Records of Rusk County, Texas.

399	DOROTHY WILLIAMS	GREYSTONE OIL & GAS LLP	06/12/2007	Recorded on 7/17/07 under Doc # 51139 in Vol. 2761 and Page 373 of the Official Records of Rusk Co., Texas.

400	PATRICIA DUNN	GREYSTONE OIL & GAS LLP	06/12/2007	Recorded on 7/17/07 under Doc # 51140 in Vol. 2761 and Page 377 of the Official Records of Rusk Co., Texas.

401	BILLIE FAYE STONE	GREYSTONE OIL & GAS LLP	04/30/2007	Recorded in Vol. 2761 and Page 508 of the Official Records of Rusk Co., Texas.

402	KATIE M. HICKS	GREYSTONE OIL & GAS LLP	09/24/2007	Recorded on 1/3/08, under Doc # 59276 in Vol 2808, Pg 424, in the Official Records of Rusk County, Texas.

403	TIM RESPESS	GREYSTONE OIL & GAS LLP	10/23/2007	Recorded on 1/3/08, under Doc # 59232, Vol. 2808, Page 274 in the Official Records of Rusk County, Texas.

404	VALERIE HINES HUTTO	GREYSTONE OIL & GAS LLP	10/08/2007	Recorded on 1/3/08, under Doc # 59277 Vol. 2808, Page 428, in the Official Records of Rusk County, Texas.

405	VICKI A. H. HILTON	GREYSTONE OIL & GAS LLP	10/08/2007	Recorded on 1/3/08, under Doc # 59278, in Vol 2808, Page 432, in the Official Records of Rusk County, Texas.

406	ERNEST HINES, JR.	GREYSTONE OIL & GAS LLP	10/08/2007	Recorded on 1/3/08, under Doc # 59275, in Vol 2808, Page 420, in the Official Records of Rusk County, Texas.

407	MARY STONE ESTATE - MONA GAINES, EXECUTRIX	GREYSTONE OIL & GAS LLP	07/31/2007	Recorded on 10/03/07, under Doc. # 54913 Vol. 2783, Page 619 in the Offical Records of Rusk County, Texas.

408	HOLLI THRASH SAFRON TRUST & HOLLI THRASH SAFRON TRUST #2	CRATON ENERGY CORPORATION	03/31/2009	Recorded on 5/19/09, under Doc # 00082154, Vol. 2933, Page 657 in the Official Records of Rusk County, Texas.

409	LATENE THRASH SPEER, INDIVID. &TRUSTEE OF LATENE THRASH SPEE	CRATON ENERGY CORPORATION	06/18/2009	Recorded on 5/19/09, under Doc # 00082133, Vol. # 2933, Page 578 in the Official Records of Rusk County, Texas.

410	TINA NELL THRASH TORELLI TRUST # 1 & 2	CRATON ENERGY CORPORATION	06/18/2009	Recorded on 5/19/09, under Doc # 00082166, Vol. 2933, Page 703 in the Official Records of Rusk County, Texas.

411	THRASH ROYALTIES, LTD. & THE WILTON EUGENE THRASH TRUST	CRATON ENERGY CORPORATION	06/18/2009	Recorded on 5/19/09, under Doc # 00082132, Vol. 2933, Page 573 in the Official Records of Rusk County, Texas.

412	KATIE M. HICKS	CRATON ENERGY CORPORATION	12/02/2008	Recorded on 12/17/08, under Doc # 00076128, Vol. 2901, Page 412 in the Official Records of Rusk County, Texas.

413	BASIL K. SIDERIS, ET AL	CRATON ENERGY CORPORATION	10/10/2008	Recorded on 12/17/08, under Doc # 00076147, Vol. 2901, Page 478 in the Official Records of Rusk County, Texas.

414	EDITH AN LYLES STARKS, ET AL	CRATON ENERGY CORPORATION	02/05/2009	Recorded on 2/27/09, under Doc # 00078739, Vol. 2915, Page 367 in the Official Records of Rusk County, Texas.

Exhibit “A” - Page 39 of 65

	Lessor Name	Lessee Name	Effective Date	Recording Information
415	RONALD TATRAI	CRATON ENERGY CORPORATION	07/22/2009	Recorded on 9/10/09, under Doc # 00086460, Vol. 2958, Page 741 in the Official Records of Rusk County, Texas.

416	JOHN JOINER SCHAFER	CRATON ENERGY CORPORATION	07/21/2009	Recorded on 9/1/09, under Doc # 00086125, Vol. 2957, Page 260 in the Official Records of Rusk County, Texas.

417	GAIL R. WHITING	CRATON ENERGY CORPORATION	07/21/2009	Recorded on 9/1/09, under Doc # 00086108, Vol. 2957, Page 201 in the Official Records of Rusk County, Texas.

418	JOYCE D. WEBER	CRATON ENERGY CORPORATION	07/21/2009	Recorded on 9/1/09, under Doc # 00086110, Vol. 2957, Page 208 in the Official Records of Rusk County, Texas.

419	JARED W. AND ANDREA G. REYNOLDS	CRATON ENERGY CORPORATION	02/21/2010	Recorded on ??, under Doc # 00091258, Vol. 2987, Page 666 in the Official Records of Rusk County, Texas.

420	COOK ROYALTIES	GREYSTONE OIL & GAS LLP	07/05/2007	Recorded on 2/27/08 under Doc #61787 in Vol. 2821 and Page 650 of the Official Records of Rusk Co., Texas.

421	SAM T. BRACKEN	GREYSTONE OIL & GAS LLP	06/26/2007	Recordedon 10/3/07 under Doc # 54959 in Vol. 2783 and Page 777 of the Official Records of Rusk Co., Texas.

422	RHODA S. BRACKEN TESTAMENTARY TRUST	GREYSTONE OIL & GAS LLP	06/26/2007	Recorded on 10/3/07 under Doc #54960 in Vol. 2783 and Page 780 of the Official Records of Rusk Co., Texas.

423	MIKE SMYTH	GREYSTONE OIL & GAS LLP	07/17/2007	Recorded on 10/03/07 under Doc #54965 in Vol. 2783 and Page 793 of the Official Records of Rusk Co., Texas.

424	BONNIE LIEN	GREYSTONE OIL & GAS LLP	07/17/2007	Recorded on 10/3/07 under Doc #54980 in Vol. 2783 and Page 845 of the Official Records of Rusk Co., Texas.

425	SHIRLEY BRACKEN WILSON EVANS TRUST	GREYSTONE OIL & GAS LLP	06/26/2007	Recorded on 7/17/07 under Doc #51150 in Vol. 2761 and Page 412 of the Official Records of Rusk Co., Texas.

426	CATHERINE PRICE SUKKAR TRUST	GREYSTONE OIL & GAS LLP	08/22/2007	Recorded on 10/3/07 under Doc #54957 in Vol. 2783 and Page 771 of the Official Records of Rusk Co., Texas.

427	MARY M. P. BUZZALINI TRUST	GREYSTONE OIL & GAS LLP	08/22/2007	Recorded on 10/3/07 under Doc #54958 in Vol. 2783 and Page 774 of the Official Records of Rusk Co., Texas.

428	JEANNE S. BRACKEN, INDIVIDUALLY AND TRUSTEE	GREYSTONE OIL & GAS LLP	06/26/2007	Recorded on 10/3/07 under Doc #54940 in Vol. 2783 and Page 713 of the Official Records of Rusk Co., Texas.

429	IDA B. FAMILY LIMITED PARTNERSHIP	GREYSTONE OIL & GAS LLP	06/26/2007	Recorded on 7/17/07 under Doc #51170 in Vol. 2761 and Page 477 of the Official Records of Rusk Co., Texas.

430	MARGARET HUTTON AND HUSBAND, JAMES HUTTON	GREYSTONE OIL & GAS LLP	02/13/2007	Recorded in Vol. 2741 and Page 567 of the Official Records of Rusk Co., Texas.

431	GARY OSWALD	GREYSTONE OIL & GAS LLP	07/05/2007	Recorded on 7/20/07 under Doc #51314 in Vol. 2762 and Page 381 of the Official Records of Rusk Co., Texas.

432	PATRICIA POLLARD	GREYSTONE OIL & GAS LLP	07/05/2007	Recorded on 7/20/07 under Doc #51315 in Vol. 2762 and Page 384 of the Official Records of Rusk Co., Texas.

Exhibit “A” - Page 40 of 65

	Lessor Name	Lessee Name	Effective Date	Recording Information
433	MARJORIE B. MUNROE	GREYSTONE OIL & GAS LLP	05/01/2007	Recorded on 7/17/07 under Doc #51179 in Vol. 2761 and Page 505 of the Official Records of Rusk Co., Texas.

434	ROBERT E. HEATH	GREYSTONE OIL & GAS LLP	05/01/2007	Recorded on 7/17/07 under Doc #51166 in Vol. 2761 and Page 465 of the Official Records of Rusk Co., Texas.

435	MARGARET M. DAVIS	GREYSTONE OIL & GAS LLP	05/14/2007	Recorded on 7/17/07 under Doc #51176 in Vol. 2761 and Page 496 of the Official Records of Rusk Co., Texas.

436	ROBIN TRIMBLE AND HUSBAND, JOHN TRIMBLE	GREYSTONE OIL & GAS LLP	02/13/2007	Recorded in Vol. 2741 and Page 585 of the Official Records of Rusk Co., Texas.

437	BRUCE MCMILLAN, JR FOUNDATION, INC	GREYSTONE OIL & GAS LLP	12/19/2006	Recorded in Vol. 2741 and Page 562 in the Official Records of Rusk Co., Texas.

438	ROBIN TRIMBLE AND HUSBAND, JOHN TRIMBLE	GREYSTONE OIL & GAS LLP	02/13/2007	Recorded in Vol. 2741 and Page 570 in the Official Records of Rusk Co., Texas.

439	CAROL DAVID TRAMMELL REVOCABLE TRUST	GREYSTONE OIL & GAS LLP	02/15/2007	Recorded in Vol. 2741 and Page 573 in the Official Records of Rusk Co., Texas.

440	CLARENCE L. MORGAN	GREYSTONE OIL & GAS LLP	02/15/2007	Recorded in Vol. 2741 and Page 576 in the Official Records of Rusk Co., Texas.

441	MARGARET HUTTON AND HUSBAND, JAMES HUTTON	GREYSTONE OIL & GAS LLP	02/13/2007	Recorded on 5/3/07, under Doc # 47360, in Vol 2741, Pg 579 in the Official Records in Rusk County, Texas.

442	CAROL DAVID TRAMMELL REVOCABLE TRUST	GREYSTONE OIL & GAS LLP	02/15/2007	Recorded on 5/3/07, under Doc 47361, Vol 2741, Pg 582, in the Official Records in Rusk County, Texas

443	VIRGINIA ANN LAWRENCE AND LAWRENCE CONSOLIDATED ENTERPRISES	GREYSTONE OIL & GAS LLP	06/26/2007	Recorded on 7/17/07, under Doc. # 51149, Vol. 2761, Page 409, in the Official Records of Rusk County, Texas.

444	JOHN PAUL PRICE FAMILY PARTNERSHIP, LTD.	GREYSTONE OIL & GAS LLP	06/26/2007	Recorded on 10/3/07, under Doc # 54964, Vol. 2783, Page 790, in the Official Records of Rusk County, Texas.

445	MARY JON BRYAN	GREYSTONE OIL & GAS LLP	06/26/2007	Recorded on 10/3/07, under Doc. # 54971, Vol. 2793, Page 815, in the Official Records of Rusk County, Texas.

446	GRACE PRESBYTERY, INC.	CRATON ENERGY CORPORATION	06/24/2009	Recorded on 7/28/09, under Doc # 00084862, Vol. 2949, Page 575 in the Official Records of Rusk County, Texas.

447	ANN V. SEWELL	CRATON ENERGY CORPORATION	07/02/2009	Recorded on 7/28/09, under Doc # 00084858, Vol. 2949, Page 563 in the Official Records of Rusk County, Texas.

448	VANITA PUDDINGTON	CRATON ENERGY CORPORATION	07/02/2009	Recorded on 7/28/09, under Doc # 00084832, Vol. 2949, Page 478, in the Official Records of Rusk County, Texas.

449	ROBIN LAIRD BROWN	GREYSTONE OIL & GAS LLP	09/11/2007	Memo recorded on ???? under Doc # 59230 in Vol. 2808 and Page 270 in the Official Records of Rusk Co., Texas.

450	BRANT BEN LAIRD	GREYSTONE OIL & GAS LLP	09/11/2007	Memo recorded on ??? under Doc #59229 in Vol. 2808 and Page 268 in the Official Records of Rusk Co., Texas.

Exhibit “A” - Page 41 of 65

	Lessor Name	Lessee Name	Effective Date	Recording Information
451	MICHAEL MELVIN THETFORD	GREYSTONE OIL & GAS LLP	07/13/2007	Memo recorded on ??? under Doc #59251 in Vol. 2808 and Page 344 in the Official Records of Rusk Co., Texas.

452	CAROLINE E. BOONE	GREYSTONE OIL & GAS LLP	08/23/2007	Memo recorded on 5/15/08 under Doc # 65815 in Vol. 2847 and Page 493 in the Official Records of Rusk Co., Texas.

453	KINNEY-LINDSTROM FOUNDATION	GREYSTONE OIL & GAS LLP	01/22/2007	Recorded in Vol. 2742 and Page 179 in the Official Records of Rusk Co., Texas.

454	T. MOHLE LIVING TRUST, JAMES C. MOHLE, TRUSTEE	GREYSTONE OIL & GAS LLP	07/13/2007	Memo recorded on 10/3/07 under Doc #54921 in Vol. 2783 and Page 645 in the Official Records of Rusk Co., Texas.

455	CREE CAPITAL INVESTMENTS, FRANCIS T. CREE, AGENT	GREYSTONE OIL & GAS LLP	07/11/2007	Memo recorded on 10/3/07 under Doc #54917 in Vol. 2783 and Page 635 in the Official Records of Rusk Co., Texas.

456	NELL ODEN JACKSON	GREYSTONE OIL & GAS LLP	06/12/2007	Recorded on 10/3/07, under Doc # 54916, Vol 2783, Page 631, in the Official Records of Rusk County, Texas.

457	CHARLES P. STOREY	GREYSTONE OIL & GAS LLP	06/12/2007	Recorded on 10/3/07, under Doc # 54915, Vol. 2783, Page 627, in the Official Records of Rusk County, Texas.

458	ROBERT G. STOREY III	GREYSTONE OIL & GAS LLP	06/12/2007	Recorded on 10/3/07, under Doc # 54905, Vol. 2783, Page 588, in the Official Records of Rusk County, Texas.

459	CHRISTOPHER L. BOONE	GREYSTONE OIL & GAS LLP	09/21/2007	Memo recorded on 1/3/08 under Doc #59245 in Vol. 2808 and Page 327 in the Official Records of Rusk Co., Texas.

460	FRANCES ELISE STOREY LINCOLN	GREYSTONE OIL & GAS LLP	06/12/2007	Recorded on 10/3/07, under Doc # 54918, in Vol. 2783, Page 637, in the Official Records in Rusk County, Texas.

461	JOHN C. STOREY	GREYSTONE OIL & GAS LLP	06/12/2007	Recorded on 10/3/07, under Doc # 54902, in Vol. 2783, Page 575, in the Official Records of Rusk County, Texas.

462	RAY PEELER JR. ESTATE	GREYSTONE OIL & GAS LLP	06/12/2007	Recorded on 7/17/07, under Doc. # 51125, in Vol. 2761, Page 317, in the Official Records of Rusk County, Texas.

463	MARY K. KYGER	GREYSTONE OIL & GAS LLP	09/11/2007	Memo recorded on 10/3/07 under Doc #54983 in Vol. 2784 and Page 9 in the Official Records of Rusk Co., Texas.

464	EDGAR ROSS KYGER, IV	GREYSTONE OIL & GAS LLP	09/20/2007	Memo recorded on 10/3/07 under Doc #54984 in Vol. 2784 and Page 10 in the Official Records of Rusk Co., Texas.

465	SANDRA THETFORD HEMBREE	GREYSTONE OIL & GAS LLP	07/13/2007	Memo recorded on 10/3/07 under Doc #54919 in Vol. 2783 and Page 641 in the Official Records of Rusk Co., Texas.

466	PATSY READ OVERMILLER	GREYSTONE OIL & GAS LLP	09/12/2007	Memo recorded on 10/3/07 under Doc #54922 in Vol. 2783 and Page 647 in the Official Records of Rusk Co., Texas.

467	MADELINE T. ROAN TRUST, MADELINE T. ROAN, TRUSTEE	GREYSTONE OIL & GAS LLP	07/13/2007	Memo recorded on 10/3/07 under Doc #54920 in Vol. 2783 and Page 643 in the Official Records of Rusk Co., Texas.

468	MARY JLR PARTNERSHIP	GREYSTONE OIL & GAS LLP	09/12/2007	Memo recorded on 10/3/07 under Doc #54923 in Vol. 2783 and Page 649 in the Official Records of Rusk Co., Texas.

Exhibit “A” - Page 42 of 65

	Lessor Name	Lessee Name	Effective Date	Recording Information
469	J.K. HUGHES ROYALTY TRUST BANK OF AMERICA, N.A., TRUSTEE	CRATON ENERGY CORPORATION	12/24/2008	Recorded on 5/19/09, under Doc # 00082150, Vol. 2933, Page 644 in the Official Records of Rusk County, Texas.

470	WELLS RESOURCES, INC.	CRATON ENERGY CORPORATION	07/31/2009	Recorded on 9/10/09, under Doc # 00086459, Vol. 2958, Page 736 in the Official Records of Rusk County, Texas.
Recorded on 9/1/09, under Doc # 2009- R00043102, Receipt # 521616 in the Official Records of Smith County, Texas.

471	DAVID P. FAIR	GREYSTONE OIL & GAS LLP	08/02/2007	Recorded on 10/3/07, under Doc # 00054975, Vol. 2783, Page 829 in the Official Records of Rusk County, Texas.

472	L. W. SUGAR LIMITED PARTNERSHIP	GREYSTONE OIL & GAS LLP	07/17/2007	Recorded on 10/3/07 under Doc # 54979 in Vol. 2783 and Page 840 in the Official Records of Rusk Co., Texas

473	NAVARRO COMMUNITY FOUNDATION	GREYSTONE OIL & GAS LLP	05/03/2007	Recorded on 7/17/07 under Doc # 51167 in Vol. 2761 and Page 468 in the Official Records of Rusk Co., Texas

474	ESTATE OF MRS. F. A. DRANE PROPERTIES	GREYSTONE OIL & GAS LLP	05/11/2007	Recorded on 7/17/07 under Doc # 51171 in Vol. 2761 and Page 480 in the Official Records of Rusk Co., Texas

475	PATRICIA LEIGH ALLEN	GREYSTONE OIL & GAS LLP	04/13/2007	Recorded on 7/17/07, under Doc #51175, Vol 2761, Pg 493 of the Official Records in Rusk County, Texas.

476	LYLE MCDOWELL ALLEN, III	GREYSTONE OIL & GAS LLP	04/13/2007	Recorded on 7/17/07, under Doc # 51120, Vol. 2761, Pg. 302, in the Official Records of Rusk County, Texas.

477	BETTY MCGLOTHLIN ARMSTRONG	GREYSTONE OIL & GAS LLP	04/30/2007	Recorded on 7/17/07, under Doc # 51156, Vol. 2761, Pg. 433 in the Official Records of Rusk County, Texas.

478	TERESA SWINDLE	GREYSTONE OIL & GAS LLP	04/13/2007	Recorded on 5/4/07, under Doc # 47518, Vol 2742, Pg 276, in the Official Records of Rusk County, Texas.

479	NANCY WILSON HUMPHREY	GREYSTONE OIL & GAS LLP	04/13/2007	Recorded on 05/04/07, Under Doc # 47517, Vol. 2742, Pg. 273, in the Official Records of Rusk County, Texas.

480	LUCILLE WALKER SUMMERS	GREYSTONE OIL & GAS LLP	07/30/2007	Recorded on 10/3/07 under Doc # 54973 in Vol. 2783 and Page 822 in the Official Records of Rusk Co., Texas

481	J.E. DAY, JR.	CRATON ENERGY CORPORATION	12/09/2008	Recorded on 2/27/09, under Doc # 00078711, Vol. 2915, Page 259 in the Official Records of Rusk County, Texas.

482	CLYDE M. GIBSON	CRATON ENERGY CORPORATION	07/10/2008	Recorded on 9/24/08, under Doc # 00072696, Vol. 2883, Page 624 in the Official Records of Rusk County, Texas.

483	ODIE GIBSON	CRATON ENERGY CORPORATION	07/10/2008	Recorded on 9/24/08, under Doc # 00072693, Vol. 2883, Page 615 in the Official Records of Rusk County, Texas.

484	MARY J. HOLT	CRATON ENERGY CORPORATION	07/23/2008	Recorded on 9/24/08, under Doc # 00072688, Vol. 2883, Page 600 in the Official Records of Rusk County, Texas.

485	JOHN S. HOLT	CRATON ENERGY CORPORATION	07/23/2008	Recorded on 9/24/08, under Doc # 00072689, Vol. 2883, Page 603 in the Official Records of Rusk County, Texas.

Exhibit “A” - Page 43 of 65

	Lessor Name	Lessee Name	Effective Date	Recording Information
486	WALLACE P. GIBSON	CRATON ENERGY CORPORATION	07/10/2008	Recorded on 9/24/08, under Doc # 00072695, Vol. 2883, Page 621 in the Official Records of Rusk County, Texas.

487	RVD PARTNERSHIP	CRATON ENERGY CORPORATION	12/09/2008	Recorded on 2/27/09, under Doc # 00078710, Vol. 2915, Page 256 in the Official Records of Rusk County, Texas.

488	P.J.C. OIL NUMBER ONE, INC.	CRATON ENERGY CORPORATION	11/04/2008	Recorded on 12/17/08, under Doc # 00076138, Vol. 2901, Page 446 in the Official Records of Rusk County, Texas.

489	CHARLES P. STOREY	GREYSTONE OIL & GAS LLP	06/28/2007	Recorded on 7/20/07 under Doc 51311 in Vol. 2762 and Page 372 in the Official Records of Rusk Co., Texas.

490	MARY R. DARK	GREYSTONE OIL & GAS LLP	06/12/2007	Recorded on 7/20/07 under Doc 51312 in Vol. 2762 and Page 375 in the Official Records of Rusk Co., Texas.

491	PAMELA B. BURKE	GREYSTONE OIL & GAS LLP	10/30/2007	Recorded on Jan. 3, 2008, under Doc # 59266, Vol. 2808, Page 388, in the Official Records of Rusk Co., Texas.

492	JOHN C. STOREY	GREYSTONE OIL & GAS LLP	06/28/2007	Recorded on 10/3/07, under Doc # 54978 Vol. 2783, Page 837, in the Official Records of Rusk Co., Texas.

493	FRANCES ELISE STOREY LINCOLN	GREYSTONE OIL & GAS LLP	06/28/2007	Recorded on 10/3/07, under Doc. # 54977, Vol. 2783, Page 834, in the Official Records of Rusk Co., Texas.

494	ROBERT G. STOREY III	GREYSTONE OIL & GAS LLP	09/21/2007	Recorded on 10/3/07, under Doc. # 54941, Vol. 2783, Page 716, in the Official Records of Rusk Co., Texas.

495	J.K. HUGHES ROYALTY TRUST BANK OF AMERICA, N.A., TRUSTEE	CRATON ENERGY CORPORATION	12/24/2008	Recorded on 5/19/09, under Doc # 00082149, Vol. 2933, Page 642 in the Official Records of Rusk County, Texas.

496	SUSAN WILLS BURKE	CRATON ENERGY CORPORATION	11/18/2009	Recordedon 2/5/2010, under Doc # 00091249, Vol. 2987, Page 631 in the Official Records of Rusk County, Texas.

497	KATHRYN B. ZACK	CRATON ENERGY CORPORATION	11/18/2009	Recorded on 2/5/2010, under Doc # 00091248, Vol. 2987, Page 627 in the Official Records of Rusk County, Texas.

498	RONALD L. STEVENS	GREYSTONE OIL & GAS LLP	09/11/2007	Recorded on 10/3/07 under Doc 54949 in Vol. 2783 and Page 742 in the Official Records of Rusk Co., Texas.

499	MELESIA STEVENS	GREYSTONE OIL & GAS LLP	09/11/2007	Recorded on 10/3/07 under Doc 54952 in Vol 2783, Pg 751, in the Official Records of Rusk County, Texas.

500	TRECIA S. ROBERTS	GREYSTONE OIL & GAS LLP	09/11/2007	Recorded on 10/3/07 under Doc 54951 in Vol 2783, Pg 748 in the Official Records of Rusk County, Texas.

501	GENEVA BLACKWELL STEVENS GREER	GREYSTONE OIL & GAS LLP	09/11/2007	Recorded on 10/3/07 under Doc 54950 in Vol. 2783 and Page 745 in the Official Records of Rusk Co., Texas.

502	ANNIE RAY B. SMITH, ET AL	GREYSTONE OIL & GAS LLP	09/13/2007	Recorded on 10/4/07 under Doc 55042 in Vol. 2784 and Page 282 in the Official Records of Rusk Co., Texas.

503	JAMES LEE BLACKWELL	GREYSTONE OIL & GAS LLP	09/11/2007	Recorded on 10/3/07 under Doc 54953 in Vol. 2783 and Page 754 in the Official Records of Rusk Co., Texas.

Exhibit “A” - Page 44 of 65

	Lessor Name	Lessee Name	Effective Date	Recording Information
504	MARILYN P. WELSH	GREYSTONE OIL & GAS LLP	03/19/2007	Recorded on 5/4/07 under Doc 47476 in Vol. 2742 and Page 151 in the Official Records of Rusk Co., Texas.

505	D. H. SNYDER, III	GREYSTONE OIL & GAS LLP	03/19/2007	Recorded in Vol. 2742 and Page 176 in the Official Records of Rusk Co., Texas.

506	CLARA NELL WHEELIS CULVER KAUFMANN	GREYSTONE OIL & GAS LLP	03/14/2007	Recorded on 5/4/07 under Doc 47472 in Vol. 2742 and Page 137 in the Official Records of Rusk Co., Texas.

507	DOROTHY KNOLLE ROUTT	GREYSTONE OIL & GAS LLP	04/30/2007	Recorded on 7/17/07, under Doc # 51169, Vol. 2761, Pg. 474, in the Official Records of Rusk County, Texas.

508	JANET H. RANDLE	CRATON ENERGY CORPORATION	08/21/2008	Recorded on 9/24/08, under Doc # 00072698, Vol. 2883, Page 630 in the Official Records of Rusk County, Texas.

509	FRANK W. LIECK	CRATON ENERGY CORPORATION	08/21/2008	Recorded on 9/24/08, under Doc # 00072702, Vol. 2883, Page 642 in the Official Records of Rusk County, Texas.

510	MARIE ELIAS	CRATON ENERGY CORPORATION	08/21/2008	Recorded on 9/24/08, under Doc # 00072673, Vol. 2883, Page 553 in the Official Records of Rusk County, Texas.

511	JOHN JAY LIECK	CRATON ENERGY CORPORATION	08/21/2008	Recorded on 9/24/08, under Doc # 00072680, Vol. 2883, Page 574 in the Official Records of Rusk County, Texas.

512	TERSE H. CHEWNING	CRATON ENERGY CORPORATION	08/21/2008	Recorded on 9/24/08, under Doc # 00072697, Vol. 2883, Page 627 in the Official Records of Rusk County, Texas.

513	ALBERT C. HOOD	CRATON ENERGY CORPORATION	08/21/2008	Recorded on 9/24/08, under Doc # 00072676, Vol. 2883, Page 562 in the Official records of Rusk County, Texas.

514	PAUL C. MOORE	CRATON ENERGY CORPORATION	02/06/2009	Recorded on 5/19/09, under Doc # 00082119, Vol. 2933, Page 530 in the Official Records of Rusk County, Texas.

515	KINNEY-LINDSTROM FOUNDATION	GREYSTONE OIL & GAS LLP	04/25/2007	Recorded in Vol. 2758 and Page 834 in the Official Records of Rusk Co., Texas.

516	E. M. BEALLE, III	GREYSTONE OIL & GAS LLP	06/13/2007	Recorded on 7/17/07 under Doc 51163 in Vol. 2761 and Page 456 in the Official Records of Rusk Co., Texas.

517	REAGAN EUGENE PORTER	GREYSTONE OIL & GAS LLP	06/07/2007	Recorded on 10/3/07 under Doc 54966 in Vol. 2783 and Page 796 in the Official Records of Rusk Co., Texas.

518	GILDA MATOIAN MOUSER	GREYSTONE OIL & GAS LLP	06/13/2007	Recorded on 7/17/07 under Doc 51124 in Vol. 2761 and Page 314 in the Official Records of Rusk Co., Texas.

519	DANA MAX ZIVIN	GREYSTONE OIL & GAS LLP	06/13/2007	Recorded on 7/17/07 under Doc 51123 in Vol. 2761 and Page 311 in the Official Records of Rusk Co., Texas.

520	MARK LEE ZIVIN	GREYSTONE OIL & GAS LLP	06/13/2007	Recorded on 7/20/07 under Doc 51313 in Vol. 2762 and Page 378 in the Official Records of Rusk Co., Texas.

521	MARCIA NELL HODGES GLIDDON Cheryl Chrisman AIF	CRATON ENERGY CORPORATION	05/13/2009	Recorded on 9/1/09, under Doc # 00086122, Vol. 2957, Page 252 in the Official Records of Rusk County, Texas.

522	FREDDA HODGES WILLIAMS	CRATON ENERGY CORPORATION	06/11/2009	Recorded on 9/1/09, under Doc # 00086120, Vol. 2957, Page 243 in the Official Records of Rusk County, Texas.

Exhibit “A” - Page 45 of 65

	Lessor Name	Lessee Name	Effective Date	Recording Information
523	WILLIAM B. HODGES	CRATON ENERGY CORPORATION	05/13/2009	Recorded on 7/28/09, under Doc # 00084865, Vol. 2949, Page 586 in the Official Records of Rusk County, Texas.

524	BOBBY WAYNE HODGES	CRATON ENERGY CORPORATION	05/13/2009	Recorded on 7/28/09, under Doc # 00084843, Vol. 2949, Page 513 in the Official Records of Rusk County, Texas.

525	JOE H. HANCOCK	CRATON ENERGY CORPORATION	10/05/2009	Recorded on 10/20/09, under Doc # 00087774, Vol. 2966, Page 539 in the Official Records of Rusk County, Texas.

526	JAMES W. PLUMMER	CRATON ENERGY CORPORATION	10/02/2009	Recorded on 10/20/09, under Doc # 00087753, Vol. 2966, Page 459 in the Official Records of Rusk County, Texas.

527	JILL P. BOCK	CRATON ENERGY CORPORATION	10/02/2009	Recorded on 10/20/09, under Doc # 00087752, Vol. 2966, Page 455 in the Official Records of Rusk County, Texas.

528	RANDALL W. PLUMMER	CRATON ENERGY CORPORATION	10/02/2009	Recorded on 10/28/09, under Doc # 00088124, Vol. 2968, Page 743 in the Official Records of Rusk County, Texas.

529	JOHN PAUL ANDERSON	CRATON ENERGY CORPORATION	11/24/2009	Recorded on 2/5/2010, under Doc # 00091245, Vol. 2987, Page 617 in the Official Records of Rusk County, Texas.

530	PATRIC R. MCCONN	CRATON ENERGY CORPORATION	11/30/2009	Recorded on 2/23/2010, under Doc # 00091867, Vol. 2991, Page 5 in the Official Records of Rusk County, Texas.

531	JOHN L. WRIGHT REVOCABLE TRUST Dated 10/9/1990	CRATON ENERGY CORPORATION	12/01/2009	Recorded on 2/23/2010, under Doc # 00091868, Vol. 2991, Page 8 in the Official Records of Rusk County, Texas.

532	HOLARUD OIL PARTNERS #6	CRATON ENERGY CORPORATION	11/30/2009	Recorded on 2/23/2010, under Doc # 00091870, Vol. 2991, Page 23 in the Official Records of Rusk County, Texas.

533	BOB WHITE 1988 MINERAL INTEREST PARTNERSHIP	CRATON ENERGY CORPORATION	11/20/2009	Recorded on 2/23/2010, under Doc # 00091871, Vol. 2991, Page 27 in the Official Records of Rusk County, Texas.

534	MILLSPAUGH FAMILY HOLDINGS, LLC	CRATON ENERGY CORPORATION	11/20/2009	Recorded on 2/23/2010, under Doc # 00091872, Vol. 2991, Page 31 in the Official Records of Rusk County, Texas.

535	RMP OPERATING COMPANY	CRATON ENERGY CORPORATION	12/01/2009	Recorded on 2/23/2010, under Doc # 00091873, Vol. 2991, Page 35 in the Official Records of Rusk County, Texas.

536	KAY JANICE HEHR TRUST — 99	CRATON ENERGY CORPORATION	11/24/2009	Recorded on 2/5/2010, under Doc # 00091250, Vol. 2987, Page 635 in the Official Records of Rusk County, Texas.

537	BETTY W. WRIGHT	CRATON ENERGY CORPORATION	12/01/2009	Recorded on 2/5/2010, under Doc # 00091257, Vol. 2987, Page 662 in the Official Records of Rusk County, Texas.

538	HC ROYALTY PARTNERSHIP	CRATON ENERGY CORPORATION	11/24/2009	Recorded on 2/5/2010, under Doc # 00091255, Vol. 2987, Page 655 in the Official Records of Rusk County, Texas.

539	WILLIAM N. THAMS TRUST	CRATON ENERGY CORPORATION	10/21/2009	Recorded on 2/5/2010, under Doc # 00091253, Vol. 2987, Page 647 in the Official Records of Rusk County, Texas.

540	MILT RESOURCES, INC.	CRATON ENERGY CORPORATION	11/30/2009	Recorded on 2/5/2010, under Doc # 00091252, Vol. 2987, Page 643 in the Official Records of Rusk County, Texas.

Exhibit “A” - Page 46 of 65

	Lessor Name	Lessee Name	Effective Date	Recording Information
541	LITTLE EYES, LP	CRATON ENERGY CORPORATION	10/21/2009	Recorded on 12/7/2009, under Doc # 00089352, Vol. 2976, Page 636 in the Official Records of Rusk County, Texas.

542	BILL SHEDD c/o AFTCO MGF CO., INC.	CRATON ENERGY CORPORATION	12/01/2009	Recorded on 3/18/2010, under Doc # 00092825, Vol. 2997, Page 815 in the Official Records of Rusk County, Texas.

543	SARAH I. WRIGHT	CRATON ENERGY CORPORATION	12/01/2009	Recorded on 3/18/2010, under Doc # 00092826, Vol. 2997, Page 819 in the Official Records of Rusk County, Texas.

544	PAUL J. SIMS	CRATON ENERGY CORPORATION	12/01/2009	Recorded on 3/18/2010, under Doc # 00092827, Vol. 2997, Page 823 in the Official Records of Rusk County, Texas.

545	WILLIAM H. PLUMMER	CRATON ENERGY CORPORATION	10/02/2009	Recorded on 12/7/2009, under Doc # 00089357, Vol. 2976, Page 660 in the Official Records of Rusk County, Texas.

546	MARTHA LOUISE THRASH FOWLER	GREYSTONE OIL & GAS LLP	05/16/2007	Recorded on 7/17/07 under Doc # 51173 in Vol. 2761 and Page 486 in the Official Records of Rusk Co., Texas.

547	MARY LOU BRADFORD	GREYSTONE OIL & GAS LLP	05/16/2007	Recorded on 7/17/07 under Doc # 51178 in Vol. 2761 and Page 502 in the Official Records of Rusk Co., Texas.

548	LYNN ANDLER	GREYSTONE OIL & GAS LLP	05/16/2007	Recorded on 7/06/07 under Doc # 50654 in Vol. 2758 and Page 831 in the Official Records of Rusk Co., Texas.

549	SUSAN SASSER	CRATON ENERGY CORPORATION	06/30/2009	Recorded on 7/28/09, under Doc # 00084857, Vol. 2949, Page 560 in the Official Records of Rusk County, Texas.

550	LARRY D. POWELL & DORIS R. POWELL REVOCABLE LIVING TRUST	CRATON ENERGY CORPORATION	05/29/2009	Recorded on 7/28/09, under Doc # 00084846, Vol. 2949, Page 524 in the Official Records of Rusk County, Texas.

551	NANCY J. LAMPTON	CRATON ENERGY CORPORATION	05/29/2009	Recorded on 7/28/09, under Doc # 00084845, Vol. 2949, Page 521 in the Official Records of Rusk County, Texas.

552	DAVID SCOTT STARE	CRATON ENERGY CORPORATION	06/18/2009	Recorded on (couldn’t find date), under Doc # 00084833, Vol. 2949, Page 481 in the Official Records of Rusk County, Texas.

553	FREDERICK ALLEN STARE	CRATON ENERGY CORPORATION	06/18/2009	Recorded on 7/28/09, under Doc # 00084861, Vol. 2949, Page 572 in the Official Records of Rusk County, Texas.

554	MARY SUSAN STARE WILKINSON	CRATON ENERGY CORPORATION	06/18/2009	Recorded on 7/28/09, under Doc # 00084859, Vol. 2949, Page 566 in the Official Records of Rusk County, Texas.

555	ASA BENTON ALLEN	CRATON ENERGY CORPORATION	06/18/2009	Recorded on 7/28/09, under Doc # 00084840, Vol. 2949, Page 504 in the Official Records of Rusk County, Texas.

556	FRED A. FRERE, III	CRATON ENERGY CORPORATION	12/15/2009	Recorded on 3/18/2010, under Doc # 00092824, Vol. 2997, Page 812 in the Official Records of Rusk County, Texas.

557	DERRYL WOOD	GREYSTONE OIL & GAS LLP	04/10/2007	Recorded on 5/04/07 under Doc # 47514 in Vol. 2742 and Page 264 of the Official Records of Rusk Co., Texas.

Exhibit “A” - Page 47 of 65

	Lessor Name	Lessee Name	Effective Date	Recording Information
558	DIANE BRISTER SCHLEICHTE	GREYSTONE OIL & GAS LLP	04/10/2007	Recorded on 5/04/07 under Doc # 47490 in Vol. 2742 and Page 192 of the Official Records of Rusk Co., Texas.

559	SEAMON JEFFERY WOMACK, INDIVIDUALLY AND AS TRUSTEE	GREYSTONE OIL & GAS LLP	04/10/2007	Recorded on 5/04/07 under Doc # 47513 in Vol. 2742 and Page 261 of the Official Records of Rusk Co., Texas.

560	JOHN CARL BRISTER	GREYSTONE OIL & GAS LLP	04/10/2007	Recorded on 5/04/07 under Doc # 47491 in Vol. 2742 and Page 195 of the Official Records of Rusk Co., Texas.

561	JANN SMITH	GREYSTONE OIL & GAS LLP	03/29/2007	Recorded on 5/04/07 under Doc # 47511 in Vol. 2742 and Page 255 of the Official Records of Rusk Co., Texas.

562	RAYMOND TERRY MULLINS	GREYSTONE OIL & GAS LLP	03/29/2007	Recorded on 5/04/07 under Doc # 47488 in Vol. 2742 and Page 186 of the Official Records of Rusk Co., Texas.

563	IMOGENE MULLINS	GREYSTONE OIL & GAS LLP	03/29/2007	Recorded on 5/04/07 under Doc # 47489 in Vol. 2742 and Page 189 of the Official Records of Rusk Co., Texas.

564	CAMILLE MINOR BRACKEEN PATTERSON	MULLINS & WHITE EXPLORATION, INC	11/11/2005	Memo Recorded on 12/8/05, under Doc #21960, Vol. 2608, Page 173 in the Official Records in Rusk County, Texas.

565	PATSY MINOR OSBURN	MULLINS & WHITE EXPLORATION, INC	11/11/2005	Memo Recorded on 12-8-05, under Doc # 21959, Vol. 2608, Pg. 171 in the Official Records in Rusk County, Texas.

566	F. J. BLACKWELL	GREYSTONE OIL & GAS LLP	02/02/2007	Recorded in Vol. 2742 and Page 141 in the Official Records of Rusk Co., Texas.

567	JAMES LEE BLACKWELL	GREYSTONE OIL & GAS LLP	02/08/2007	Recorded in Vol. 2741 and Page 597 in the Official Records of Rusk Co., Texas.

568	CARLA JEAN BLACKWELL	GREYSTONE OIL & GAS LLP	02/16/2007	Recorded in Vol. 2741 and Page 588 in the Official Records of Rusk Co., Texas.

569	TRECIA S. ROBERTS	GREYSTONE OIL & GAS LLP	02/07/2007	Recorded in Vol. 2741 and Page 603 in the Official Records of Rusk Co., Texas.

570	MELESIA STEVENS	GREYSTONE OIL & GAS LLP	02/07/2007	Recorded in Vol. 2741 and Page 606 in the Official Records of Rusk Co., Texas.

571	RONALD L. STEVENS	GREYSTONE OIL & GAS LLP	02/07/2007	Recorded in Vol. 2741 and Page 600 in the Official Records of Rusk Co., Texas.

572	VIRGIE JEAN BLACKWELL	GREYSTONE OIL & GAS LLP	02/16/2007	Recorded in Vol. 2741 and Page 591 in the Official Records of Rusk Co., Texas.

573	ANNIE RAY B. SMITH	GREYSTONE OIL & GAS LLP	02/14/2007	Memo recorded in Vol. 2741 and Page 609 in the Official Records of Rusk Co., Texas.

574	DERRYL WOOD	GREYSTONE OIL & GAS LLP	03/19/2007	Recorded on 5/04/07 under Doc # 47458 in Vol. 2742 and Page 89 in the Official Records of Rusk Co., Texas.

575	BILLY L. BLEDSOE, JR.	CRATON ENERGY CORPORATION	07/28/2008	Recorded on 9/24/08, under Doc # 00072694, Vol. 2883, Page 618 in the Official Records of Rusk County, Texas.

576	BONNIE WRIGHT CRAWFORD	GREYSTONE OIL & GAS LLP	09/04/2007	Recorded on 10/4/07 under Instr. No. 2007- R00051086 in the Official Records of Smith Co., Texas.

577	JOY VERN WRIGHT	GREYSTONE OIL & GAS LLP	09/04/2007	Recorded on 10/4/07 under Instr. No. 2007- R00051085 in the Official Records of Smith Co., Texas.

Exhibit “A” - Page 48 of 65

	Lessor Name	Lessee Name	Effective Date	Recording Information
578	JAMES PERRY WOOLLEY	GREYSTONE OIL & GAS LLP	04/26/2007	Recorded on 7/17/07, under Doc # 51189, Vol. 2761, Pg. 550, in the Official Records of Rusk County, Texas.

579	MARGARET WOOLLEY	CRATON ENERGY CORPORATION	11/10/2008	Recorded on 4/8/09, under Doc # 00080441, Vol. 2924, Page 475 in the Official Records of Rusk County, Texas.

580	SHANNON LEE MCMURREY	CRATON ENERGY CORPORATION	11/14/2008	Recorded on 12/17/08, under Doc # 00076131, Vol. 2901, Page 421 in the Official Records of Rusk County, Texas.

581	RAYMOND WOOLLEY	CRATON ENERGY CORPORATION	11/06/2008	Recorded on 2/27/09, under Doc # 00078737, Vol. 2915, Page 354 in the Official Records of Rusk County, Texas.

582	BLAINE A. HOLBROOK	CRATON ENERGY CORPORATION	11/06/2009	Recorded on 12/17/08, under Doc # 00076142, Vol. 2901, Page 458 in the Official Records of Rusk County, Texas.

583	KIMBELL OIL COMPANY	GREYSTONE OIL & GAS LLP	03/15/2007	Recorded in Vol. 2742, Page 154 in the Official Records of Rusk Co., Texas.

584	J. S. SLACK III	GREYSTONE OIL & GAS LLP	09/25/2007	Recorded on 10/3/07 under Doc # 54903 in Vol. 2783 and Page 579 in the Official Records of Rusk Co., Texas.

585	PAULA PROPERTIES, LLC	GREYSTONE OIL & GAS LLP	09/17/2009	Recorded on 1/3/09, under Doc. # 59255, Vol. 2808, Page 352, in the Official Records of Rusk County, Texas.

586	SLACK PROPERTIES, LLC	GREYSTONE OIL & GAS LLP	10/17/2009	Recorded on 1-3-08, Under Doc # 59256, Vol. 2808, Page 357, in the Official Records of Rusk County, Texas.

587	GENE POWELL	CRATON ENERGY CORPORATION	05/26/2009	Recorded on 7/28/09, under Doc # 00084868, Vol. 2949, Page 598 in the Official Records of Rusk County, Texas.

588	DAVID POWELL	CRATON ENERGY CORPORATION	05/26/2009	Recorded on 7/28/09, under Doc # 00084867, Vol. 2949, Page 594 in the Official Records of Rusk County, Texas.

589	FRANK RANDOLPH	CRATON ENERGY CORPORATION	05/26/2009	Recorded on 7/28/09, under Doc # 00084866, Vol. 2949, Page 590 in the Official Records of Rusk County, Texas.

590	THE SALVATION ARMY OF TYLER TEXAS	GREYSTONE OIL & GAS LLP	07/02/2007	Recorded on 1/3/08, under Doc # 59241, Vol. 2808, Page 310, in the Official Records of Rusk County, Texas.

591	DEW CEMETERY	GREYSTONE OIL & GAS LLP	10/22/2007	Recorded on 1/3/08, under Doc # 59248 in Vol. 2808, Page 335 in the Official Records of Rusk County, Texas.

592	KEVEN MCSPADDEN	GREYSTONE OIL & GAS LLP	09/11/2007	Recorded on 1/3/08, under Doc # 59259, Vol. 2808, Page 367, in the Official Records in Rusk County, Texas.

593	BAYLOR UNIVERSITY MEDICAL CENTER	GREYSTONE OIL & GAS LLP	07/19/2007	Recorded on 10/3/07, under Doc # 54972, Vol. 2783, Page 818 in the Official Records of Rusk County, Texas.

594	ARMSTRONG CEMETERY	GREYSTONE OIL & GAS LLP	04/28/2007	Recorded on Oct. 3, 2007, under Doc. # 54956, Vol. 2783, Page 768, in the Official Records of Rusk Co., Texas.

595	WESTMINISTER BIBLE CHURCH	GREYSTONE OIL & GAS LLP	11/09/2007	Recorded on Oct. 3, 2007, under Doc 54945, Vol. 2783, Page 729, in the Official Records of Rusk Co., Texas.

Exhibit “A” - Page 49 of 65

	Lessor Name	Lessee Name	Effective Date	Recording Information
596	PAT MCSPADDEN	GREYSTONE OIL & GAS LLP	09/11/2007	Recorded on 10/3/07, under Doc # 54942, Vol. 2783, Page 719, in the Official Records of Rusk County, Texas.

597	LAKEWOOD MEMORIAL CEMETERY	GREYSTONE OIL & GAS LLP	08/01/2007	Recorded on 10/3/07, under Doc # 54955, Vol. 2783, Page 762, in the Official Records of Rusk County, Texas.

598	JOSEPHINE WILBANKS	GREYSTONE OIL & GAS LLP	08/22/2007	Recorded on 10/3/07, under Doc # 54963, Vol. 2783, Page 787, in the Official Records of Rusk County, Texas.

599	FIRST FREE WILL BAPTIST CHURCH, INC.	GREYSTONE OIL & GAS LLP	09/10/2007	Recorded on 10/3/07, under Doc # 54946, Vol. 2783, Page 732, in the Official Records of Rusk County, Texas.

600	ELLER DREW COX	CRATON ENERGY CORPORATION	04/09/2009	Recorded on 5/19/09, under Doc # 00082148, Vol. 2933, Page 639 in the Official Records of Rusk County, Texas.

601	ROBERT B. RAY, ET AL	CRATON ENERGY CORPORATION	12/18/2008	Recorded on 2/27/09, under Doc # 00078708, Vol. 2915, Page 248 in the Official Records of Rusk County, Texas.

602	ROBILYNN BIRDWELL BRATTON	CRATON ENERGY CORPORATION	02/03/2009	Recorded on 2/27/09, under Doc # 00078719, Vol. 2915, Page 283 in the Official Records of Rusk County, Texas.

603	THOMAS ALLEN BIRDWELL	CRATON ENERGY CORPORATION	02/26/2009	Recorded on 5/19/09, under Doc # 00082129, Vol. 2933, Page 564 in the Official Records of Rusk County, Texas.

604	CINTHIA HAMPTON	CRATON ENERGY CORPORATION	04/29/2009	Recorded on 5/19/09, under Doc # 00082164, Vol. 2933, Page 631 in the Official Records of Rusk County, Texas.

605	SANDRA LUTZ HILL	CRATON ENERGY CORPORATION	04/30/2009	Recorded on 5/19/09, under Doc # 00082165, Vol. 2933, Page 700 in the Official Records of Rusk County, Texas.

606	VENABLE ROYALTY, LTD	CRATON ENERGY CORPORATION	03/09/2009	Recorded on 4/8/09, under Doc # 00080475, Vol. 2924, Page 597 in the Official Records of Rusk County, Texas.

607	J.W. BIRDWELL	CRATON ENERGY CORPORATION	08/07/2008	Recorded on 9/24/08, under Doc # 00072675, Vol. 2883, Page 559 in the Official Records of Rusk County, Texas.

608	DELOICE LUTZ	CRATON ENERGY CORPORATION	11/12/2008	Recorded on 12/17/08, under Doc # 00076141, Vol. 2901, Page 455 in the Official Records of Rusk County, Texas.

609	MAXINE BIRDWELL MOON	CRATON ENERGY CORPORATION	08/13/2008	Recorded on 12/17/08, under Doc # 00076143, Vol. 2901, Page 463 in the Official Records of Rusk County, Texas.

610	JOAN RICHARDS BIRDWELL	CRATON ENERGY CORPORATION	02/04/2009	Recorded on 2/27/09, under Doc # 00078736, Vol. 2915, Page 351 in the Official Records of Rusk County, Texas.

611	SUSAN ALVES BONNETTE	CRATON ENERGY CORPORATION	02/03/2009	Recorded on 2/27/09, under Doc # 00078724, Vol. 2915, Page 299 in the Official Records of Rusk County, Texas.

612	R. H. VENABLE PROPERTIES LTD.	CRATON ENERGY CORPORATION	12/30/2008	Recorded on 1/22/09, under Doc # 00077422, Vol. 2908, Page 143 in the Official Records of Rusk County, Texas.

613	SPINDLETOP EXPLORATION COMPANY, INC.	CRATON ENERGY CORPORATION	12/30/2008	Recorded on 1/22/09, under Doc # 00077421, Vol. 2908, Page 139 in the Official Records of Rusk County, Texas.

Exhibit “A” - Page 50 of 65

	Lessor Name	Lessee Name	Effective Date	Recording Information
614	CHRIS LUTZ	CRATON ENERGY CORPORATION	11/12/2008	Recorded on 12/17/08, under Doc # 00076137, Vol. 2901, Page 443 in the Official Records of Rusk County, Texas.

615	G.F. RAY, SR. TRUST GEORGE W. COLEMAN - TRUSTEE	CRATON ENERGY CORPORATION	02/18/2009	Recorded on 7/28/09, under Doc # 00084870, Vol. 2949, Page 606 in the Official Records of Rusk County, Texas.

616	DORIS LUTZ HUDSON	CRATON ENERGY CORPORATION	06/02/2009	Recorded on 7/28/09, under Doc # 00084848, Vol. 2949, Page 531 in the Official Records of Rusk County, Texas.

617	ST. MARK’S EPISCOPAL CHURCH	CRATON ENERGY CORPORATION	09/04/2009	Recorded on 2/23/2010, under Doc # 00091869, Vol. 2991, Page 12 in the Official Records of Rusk County, Texas.

618	MARY LYNN PATTON TRUST	CRATON ENERGY CORPORATION	09/25/2009	Recorded on 3/12/2010, under Doc # 00092611, Vol. 2996, Page 817 in the Official Records of Rusk County, Texas.

619	ROXIBETH B. MILLER TRUST	CRATON ENERGY CORPORATION	09/25/2009	Recorded on 3/12/2010, under Doc # 00092615, Vol.2996, Page 833 in the Official Records of Rusk County, Texas.

620	BENJAMIN HOYT PATTON	CRATON ENERGY CORPORATION	09/25/2009	Recorded on 3/18/2010, under Doc # 00092822, Vol. 2997, Page 806 in the Official Records of Rusk County, Texas.

621	ROBERT H. PATTON, JR.	CRATON ENERGY CORPORATION	09/25/2009	Recorded on [date], under Doc # 00092820, Vol. 2997, Page 799 in the Official Records of Rusk County, Texas.

622	KYLE DAWSON PATTON	CRATON ENERGY CORPORATION	09/25/2009	Recorded on 3/18/2010, under Doc # 00092821, Vol. 2997, Page 803 in the Official Records of Rusk County, Texas.

623	WALTER A. SCHMID, III	CRATON ENERGY CORPORATION	08/08/2008	Recorded on 9/24/08, under Doc # 00072684, Vol. 2883, Page 587 in the Official Records of Rusk County, Texas.

624	WILLIAM WOLFE SCHMID	CRATON ENERGY CORPORATION	08/08/2008	Recorded on 9/24/08, under Doc # 00072683, Vol. 2883, Page 584 in the Official Records of Rusk County, Texas.

625	DAWN ANDREA DARILEK, TRUSTEE OF THE DAWN DARILEK RESID. TRUS	CRATON ENERGY CORPORATION	11/11/2008	Recorded on 1/2/09, under Doc # 2009- R00000027, Receipt # 496706 in the Official Records of Smith County, Texas. Recorded on 12/17/08, under Doc # 00076140, Vol. 2901, Page 452 in the Official Records of Rusk County, Texas.

626	DEVERI MARIE DARILEK REPPETO, TRUSTEE OF “ RESID. TRUST	CRATON ENERGY CORPORATION	11/11/2008	Recorded on 1/2/09, under Doc # 2009- R00000033, Receipt # 496706 in the Official Records of Smith County, Texas. Recorded on 12/17/08, under Doc # 00076130, Vol. 2901, Page 418 in the Official Records of Rusk County, Texas.

627	DETRI CHRISTINE DARILEK, TRUSTEE OF THE “ RESID. TRUST	CRATON ENERGY CORPORATION	11/11/2008	Recorded on 1/2/09, under Doc # 2009- R00000032, Receipt # 496706 in the Official Records of Smith County, Texas. Recorded on 12/17/08, under Doc # 00076132, Vol. 2901, Page 427 in the Official Records of Rusk County, Texas.

Exhibit “A” - Page 51 of 65

	Lessor Name	Lessee Name	Effective Date	Recording Information
628	ARLETTE MARIE TIEMANN STROEH	CRATON ENERGY CORPORATION	10/17/2008	Recorded on 1/2/09, under Doc # 2009- R00000031, Receipt # 496706 in the Official Records of Smith County, Texas. Recorded on 12/17/09, under Doc # 00076133, Vol. 2901, Page 430 in the Official Records of Rusk County, Texas.

629	NELSON EVERETT TIEMANN	CRATON ENERGY CORPORATION	10/17/2008	Recorded on 1/27/09, under Doc # 2009- R00003410, Receipt # 498865 in the Official Records of Smith County, Texas. Recorded on 1/22/09, under Doc # 00077420, Vol. 2908, Page 136 in the Official Records of Rusk County, Texas.

630	CHARLOTTE SCHMID TRIPPLEHORN	CRATON ENERGY CORPORATION	08/08/2008	Recorded on 1/2/09, under Doc # 2009- R00000029, Receipt # 496706 in the Official Records of Smith County, Texas. Recorded on 12/17/08, under Doc #00076135, Vol. 2901, Page 436 in the Official Records of Rusk County, Texas.

631	MARY JANE DARILEK ROPER	CRATON ENERGY CORPORATION	11/11/2008	Recorded on 1/2/09, under Doc # 2009-R- 00000034, Receipt # 496706 in the Official Records of Smith County, Texas. Recorded on 12/17/08, under Doc # 00076129, Vol. 2901, Page 415 in the Official Records of Rusk County, Texas.

632	DON PAUL TIEMANN	CRATON ENERGY CORPORATION	10/17/2008	Recorded on 1/2/09, under Doc # 2009- R00000035, Receipt # 496706 in the Official Records of Smith County, Texas. Recorded on 12/17/08, under Doc # 00076127, Vol. 2901, Page 409 in the Official Records of Rusk County, Texas.

633	HAROLD G. TIEMANN	CRATON ENERGY CORPORATION	10/17/2008	Recorded on 1/2/09, under Doc # 2009- R00000030, Receipt # 496706 in the Official Records of Smith County, Texas. Recorded on 12/17/08, under Doc # 00076134, Vol. 2901, Page 433 in the Official Records of Rusk County, Texas.

634	CHARLOTTE HARMAN COUCH	CRATON ENERGY CORPORATION	11/04/2008	Recorded on 1/2/09, under Doc # 2009- R00000028, Receipt # 496706 in the Official Records of Smith County, Texas. Recorded on 12/17/08, under Doc # 00076136, Vol. 2901, Page 439 in the Official Records of Rusk County, Texas.

635	LARK EDEN ECCLES	CRATON ENERGY CORPORATION	01/12/2009	Recorded on 1/27/09, under Doc # 2009- R00003409, Receipt # 498865 in the Official Records of Smith County, Texas. Recorded on 1/22/09, under Doc # 00077418, Vol. 2908, Page 129 in the Official Records of Rusk County, Texas.

636	JAMES W. HARMAN	CRATON ENERGY CORPORATION	09/03/2008	Recorded on 9/24/08, under Doc # 00072681, Vol. 2883, Page 577 in the Official Records of Rusk County, Texas.

637	GERALDINE HARMAN SCHMID	CRATON ENERGY CORPORATION	08/08/2008	Recorded on 9/24/08, under Doc # 00072682, Vol. 2883, Page 581 in the Official Records of Rusk County, Texas.

Exhibit “A” - Page 52 of 65

	Lessor Name	Lessee Name	Effective Date	Recording Information
638	THE FROST NATIONAL BANK, AGENT FOR PEGGY JOY HARMON	CRATON ENERGY CORPORATION	09/10/2008	Recorded on 5/19/09, under Doc # 00082142, Vol. 2933, Page 615 in the Official Records of Rusk County, Texas.

639	THE FROST NATIONAL BANK, AGENT FOR PEGGY JOY HARMON	CRATON ENERGY CORPORATION	10/03/2008	Recorded on 5/19/09, under Doc # 00082141, Vol. 2933, Page 613 in the Official Records of Rusk County, Texas.

640	GABE FERGUSON, ET AL	CONWAY STROUD	09/08/1930	Recorded on September 8 , 1930 in Book 150, Page 34 in the Official Records of Rusk County, Texas.

641	CONNALLY POWELL, INDIV. & EXECUTOR OF ESTATE OF MARTHA ANN C	CRATON ENERGY CORPORATION	03/23/2009	Recorded on 4/8/09, under Doc # 00080482, Vol. 2924, Page 626 in the Official Records of Rusk County, Texas.

642	RANDALL L. LYLES	CRATON ENERGY CORPORATION	02/05/2009	Recorded on 2/27/09, under Doc # 00078738, Vol. 2915, Page 359 in the Official Records of Rusk County, Texas.

643	GRETTA H. ROBB, INDIV. & EXECUTRIX OF ESTATE OF GRETTA C. HOGAN	CRATON ENERGY CORPORATION	03/23/2009	Recorded on 4/8/09, under Doc # 00080473, Vol. 2924, Page 591 in the Official Records of Rusk County, Texas.

644	BRIDGEPORT PROPERTIES, LP	CRATON ENERGY CORPORATION	03/26/2009	Recorded on 5/19/09, under Doc # 00082163, Vol. 2933, Page 691 in the Official Records of Rusk County, Texas.

645	W5K PROPERTIES, LP	CRATON ENERGY CORPORATION	03/26/2009	Recorded on 5/19/09, under Doc # 00082162, Vol. 2933, Page 688 in the Official Records of Rusk County, Texas.

646	PAMELA MURPHY ALLEN, ET VIR (BUCK)	CRATON ENERGY CORPORATION	03/30/2009	Recorded on 5/19/09, under Doc # 00082138, Vol. 2933, Page 599 in the Official Records of Rusk County, Texas.

647	JBW-MOSS PARTNERSHIP	CRATON ENERGY CORPORATION	03/26/2009	Recorded on 5/19/09, under Doc # 00082121, Vol. 2933, Page 538 in the Official Records of Rusk County, Texas.

648	EAW — HARRISON PARTNERSHIP	CRATON ENERGY CORPORATION	03/26/2009	Recorded on 5/19/09, under Doc # 00082130, Vol. 2933, Page 567 in the Official Records of Rusk County, Texas.

649	CHARLOTTE ANN MURPHY KREMPA, ET VIR (JOE)	CRATON ENERGY CORPORATION	03/30/2009	Recorded on 5/19/09, under Doc # 00082164, Vol. 2933, Page 694 in the Official Records of Rusk County, Texas.

650	SELWYN MURPHY JONES, ET VIR (TOMMY)	CRATON ENERGY CORPORATION	03/30/2009	Recorded on 4/8/09, under Doc # 00080472, Vol. 2924, Page 585 in the Official Records of Rusk County, Texas.

651	TERRI FAYE MURPHY O’NEAL, ET VIR (LEE ROY)	CRATON ENERGY CORPORATION	03/30/2009	Recorded on 4/8/09, under Doc # 00080471, Vol. 2924, Page 579 in the Official Records of Rusk County, Texas.

652	BURGHER PROPERTIES, LP	CRATON ENERGY CORPORATION	03/26/2009	Recorded on 4/8/09, under Doc # 00080474, Vol. 2924, Page 594 in the Official Records of Rusk County, Texas.

653	MERTIE FAYE MURPHY	CRATON ENERGY CORPORATION	03/30/2009	Recorded on 4/8/09, under Doc # 00080444, Vol. 2924, Page 486 in the Official Records of Rusk County, Texas.

654	VICKY MURPHY GERHARDT, ET VIR (RUSTY)	CRATON ENERGY CORPORATION	03/30/2009	Recorded on 4/8/09, under Doc # 00080476, Vol. 2924, Page 600 in the Official Records of Rusk County, Texas.

Exhibit “A” - Page 53 of 65

	Lessor Name	Lessee Name	Effective Date	Recording Information
655	EVA JEWEL FARIS AIF JUDITH ANN TOON	CRATON ENERGY CORPORATION	02/03/2009	Recorded on 4/8/09, under Doc # 00080456, Vol. 2924, Page 531 in the Official Records of Rusk County, Texas.

656	NINA SMITH AIF MICHAEL DUDLEY SMITH	CRATON ENERGY CORPORATION	01/27/2009	Recorded on 4/8/09, under Doc # 00080455, Vol. 2924, Page 526 in the Official Records of Rusk County, Texas.

657	DIANNE BRINKLEY DEMOVILLE	CRATON ENERGY CORPORATION	02/12/2009	Recorded on 02/27/09, under Doc # 00078742, Vol. 2915, Page 381 in the Official Records of Rusk County, Texas.

658	CONNIE BRINKLEY WOERTENDYKE	CRATON ENERGY CORPORATION	02/12/2009	Recorded on 2/27/09, under Doc # 00078740, Vol. 2915, Page 375 in the Official Records of Rusk County, Texas.

659	ALVIS VINCENT MELCHIOR	CRATON ENERGY CORPORATION	02/03/2009	Recorded on 2/27/09, under Doc # 00078741, Vol. 2915, Page 378 in the Official Records of Rusk County, Texas.

660	JOE MURPHY	CRATON ENERGY CORPORATION	01/29/2009	Recorded on 2/27/09, under Doc # 00078733, Vol. 2915, Page 340 in the Official Records of Rusk County, Texas.

661	JOYCE WANDA MURPHY	CRATON ENERGY CORPORATION	01/29/2009	Recorded on 2/27/09, under Doc # 00078720, Vol. 2915, Page 286 in the Official Records of Rusk County, Texas.

662	JOHN E. WHITAKER, II	CRATON ENERGY CORPORATION	01/29/2009	Recorded on 2/27/09, under Doc # 00078721, Vol. 2915, Page 289 in the Official Records of Rusk County, Texas.

663	HAROLD P. WESSON	CRATON ENERGY CORPORATION	01/29/2009	Recorded on 2/27/09, under Doc # 00078716, Vol. 2915, Page 274 in the Official Records of Rusk County, Texas.

664	ROY M. STRONG, JR.	CRATON ENERGY CORPORATION	01/27/2009	Recorded on 2/27/09, under Doc # 00078713, Vol. 2915, Page 265 in the Official Records of Rusk County, Texas.

665	EVELYN MURPHY WARD	CRATON ENERGY CORPORATION	01/27/2009	Recorded on 2/27/09, under Doc # 00078715, Vol. 2915, Page 271 in the Official Records of Rusk County, Texas.

666	TERRY D. WHITAKER	CRATON ENERGY CORPORATION	01/27/2009	Recorded on 2/27/09, under Doc # 00078717, Vol. 2915, Page 277 in the Official Records of Rusk County, Texas.

667	VIRGIL R. MURPHY & WIFE, AMERYLLUS MURPHY	CRATON ENERGY CORPORATION	01/27/2009	Recorded on 2/27/09, under Doc # 00078730, Vol. 2915, Page 330 in the Official Records of Rusk County, Texas.

668	BECKY JEAN WESSON PAUGH	CRATON ENERGY CORPORATION	01/29/2009	Recorded on 2/27/09, under Doc # 00078718, Vol. 2915, Page 280 in the Official records of Rusk County, Texas.

669	MARTHA MCDOUGAL	CRATON ENERGY CORPORATION	01/27/2009	Recorded on 2/27/09, under Doc # 00078712, Vol. 2915, Page 262 in the Official records of Rusk County, Texas.

670	CLARINE BRINKLEY	CRATON ENERGY CORPORATION	02/03/2009	Recorded on 2/27/09, under Doc # 00078726, Vol. 2915, Page 305 in the Official Records of Rusk County, Texas.

671	W.S. FARISH & CO., TRUSTEE	CRATON ENERGY CORPORATION	04/13/2009	Recorded on 5/19/09, under Doc # 00082159, Vol. 2933, Page 674 in the Official Records of Rusk County, Texas.

672	ELLA RICE WINSTON MINERAL PARTNERSHIP	CRATON ENERGY CORPORATION	01/14/2009	Recorded on 5/19/09, under Doc # 00082147, Vol. 2933, Page 634 in the Official Records of Rusk County, Texas.

Exhibit “A” - Page 54 of 65

	Lessor Name	Lessee Name	Effective Date	Recording Information
673	BETTIE WESSON GRIMES	CRATON ENERGY CORPORATION	09/04/2009	Recorded on 10/20/09, under Doc # 00087731, Vol. 2966, Page 388 in the Official Records of Rusk County, Texas.

674	IRMA DEAN THRASH	CRATON ENERGY CORPORATION	02/20/2009	Recorded on 2/27/09, under Doc # 00078725, Vol. 2915, Page 302 in the Official Records of Rusk County, Texas.

675	DON FULTON, INDIVIDUALLY & AS EXEC. OF NADINE FULTON ESTATE	CRATON ENERGY CORPORATION	02/26/2009	Recorded on 4/8/09, under Doc # 00080457, Vol. 2924, Page 536 in the Official Records of Rusk County, Texas.

676	VIOLET MARIE LAFOUNTAIN	CRATON ENERGY CORPORATION	02/24/2009	Recorded on 4/8/09, under Doc # 00080468, Vol. 2924, Page 570 in the Official Records of Rusk County, Texas.

677	IONE BOSTICK, INDIVIDUALLY & AS INDEP. EXEC. OF E.P. THRASH	CRATON ENERGY CORPORATION	02/23/2009	Recorded on 4/8/09, under Doc # 00080489, Vol. 2924, Page 654 in the Official Records of Rusk County, Texas.

678	GENELL TORBETT	CRATON ENERGY CORPORATION	02/24/2009	Recorded on 4/8/09, under Doc # 00080488, Vol. 2924, Page 651 in the Official Records of Rusk County, Texas.

679	BRENDA WEBB	CRATON ENERGY CORPORATION	02/26/2009	Recorded on 4/8/09, under Doc # 00080449, Vol. 2924, Page 506 in the Official Records of rusk County, Texas.

680	CAROL F. STEWART	CRATON ENERGY CORPORATION	02/26/2009	Recorded on 4/8/09, under Doc # 00080448, Vol. 2924, Page 503 in the Official Records of Rusk County, Texas.

681	THERESA PARKER	CRATON ENERGY CORPORATION	02/26/2009	Recorded on 4/8/09, under Doc # 00080450, Vol. 2924, Page 509 in the Official records of Rusk county, Texas.

682	LEFTY THRASH, INDIVIDUALLY & AS INDEP. EXEC. OF THE V.L. THR	CRATON ENERGY CORPORATION	03/13/2009	Recorded on ??? under Doc # 80486, Vol. 2924, Pg. 644 in the Official Records of Rusk County, Texas.

683	RON VICK	CRATON ENERGY CORPORATION	03/02/2009	Recorded on 4/8/09, under Doc # 00080462, Vol. 2924, Page 552, in the Official Records of Rusk County, Texas.

684	MARTHA PARR HARRISON	CRATON ENERGY CORPORATION	03/02/2009	Recorded on 4/8/09, under Doc # 00080442, Vol. 2924, Page 480, in the Official Records of Rusk County, Texas.

685	GERALDINE FOSTER	CRATON ENERGY CORPORATION	03/02/2009	Recorded on 4/8/09, under Document number 00080460, Vol. 2924, Page 545, in the Official Records of Rusk County, Texas.

686	DORIS K. EHRENBERG, ET AL	CRATON ENERGY CORPORATION	03/04/2009	Recorded on 4/8/09, under Doc # 00080461, Vol. 2924, Page 548, in the Official Records of Rusk County, Texas.

687	JOANNE CAGLE	CRATON ENERGY CORPORATION	03/02/2009	Recorded on 4/8/09, under Document number 00080464, Vol. 2924, Page 558, in the Official Records of Rusk County, Texas.

688	MARY FAYE REAGAN	CRATON ENERGY CORPORATION	03/02/2009	Recorded on 4/8/09, under Document number 00080465, Vol. 2924, Page 561, in the Official Records of Rusk County, Texas.

Exhibit “A” - Page 55 of 65

	Lessor Name	Lessee Name	Effective Date	Recording Information
689	BILLY JOE REAGAN	CRATON ENERGY CORPORATION	03/02/2009	Recorded on 4/8/09, under Document number 00080487, Vol. 2924, Page 648, in the Official Records of Rusk County, Texas.

690	HINES VAUGHN, JR. TRUST	CRATON ENERGY CORPORATION	03/27/2009	Recorded on 5/19/09, under Doc # 00082157, Vol. 2933, Page 668, in the Official Records of Rusk County, Texas.

691	TINA NELL THRASH TORELLI TRUST	CRATON ENERGY CORPORATION	04/08/2009	Recorded on 5/19/09, under Doc # 00082161, Vol. 2933, Page 683 in the Official Records of Rusk County, Texas.

692	HOLLI THRASH SAFRON TRUST (WILTON EUGENE THRASH)	CRATON ENERGY CORPORATION	04/08/2009	Recorded on 5/19/09, under Doc # 00082160, Vol. 2933, Page 678 in the Official Records of Rusk County, Texas.

693	BETTY ALLISON VAUGHN TRUST	CRATON ENERGY CORPORATION	03/27/2009	Recorded on 5/19/09, under Doc # 00082158, Vol. 2933, Page 671 in the Official Records of Rusk County, Texas.

694	ELIZABETH ALLISON VAUGHN TRUST	CRATON ENERGY CORPORATION	03/27/2009	Recorded on 5/19/09, under Doc # 00082156, Vol. 2933, Page 665 in the Official Records of Rusk County, Texas.

695	BARBARA ELIZABETH VAUGHN REDSTONE	CRATON ENERGY CORPORATION	03/27/2009	Recorded on 5/19/09, under Doc # 00082155, Vol. 2933, Page 662 in the Official Records of Rusk County, Texas.

696	THRASH ROYALTIES WILTON EUGENE THRASH	CRATON ENERGY CORPORATION	04/08/2009	Recorded on 5/19/09, under Doc # 00082140, Vol. 2933, Page 608 in the Official Records of Rusk County, Texas.

697	RAYMOND J. SANBORN	CRATON ENERGY CORPORATION	03/17/2009	Recorded on 5/19/09, under Doc # 00082139, Vol. 2933, Page 605 in the Official records of Rusk County, Texas.

698	LEONARD B. KING	CRATON ENERGY CORPORATION	03/27/2009	Recorded on 5/19/09, under Doc # 00082131, Vol. 2933, Page 570 in the Official Records of Rusk County, Texas.

699	BLACKGOLD ENTERPRISES, LLC	CRATON ENERGY CORPORATION	03/20/2009	Recorded on 5/19/09, under Doc # 00082123, Vol. 2933, Page 544 in the Official Records of Rusk County, Texas.

700	ANNA LOUISE E. SMITH	CRATON ENERGY CORPORATION	04/09/2009	Recorded on 5/19/09, under Doc # 00082151, Vol. 2933, Page 646 in the Official Records of Rusk County, Texas.

701	MADELYN VAN DER HOOGT	CRATON ENERGY CORPORATION	03/17/2009	Recorded on 5/19/09, under Doc # 80447, Vol. 2924, Page 500 in the Official Records of Rusk County, Texas.

702	ROYAL H. BRIN, JR.	CRATON ENERGY CORPORATION	03/17/2009	Recorded on 5/19/09, under Doc # 00080454, Vol. 2924, Page 523 in the Official Records of Rusk County, Texas.

703	JACQUELINE GOLDBERG	CRATON ENERGY CORPORATION	03/17/2009	Recorded on 4/8/09, under Doc # 00080443, Vol. 2924, Page 483 in the Official Records of Rusk County, Texas.

704	GARY ALLEN GUTHRIE	CRATON ENERGY CORPORATION	03/16/2009	Recorded on 4/8/09, under Doc # 00080484, Vol. 2924, Page 635 in the Official Records of Rusk County, Texas.

705	ELWIN E. GUTHRIE	CRATON ENERGY CORPORATION	03/16/2009	Recorded on 4/0/09, under Doc. # 00080485, Vol. 2924, Page 639 in the Official Records of Rusk County, Texas.

706	LAUREL L. GUTHRIE	CRATON ENERGY CORPORATION	03/16/2009	Recorded on 4/8/09, under Doc # 00080483, Vol. 2924, Page 629 in the Official Records of Rusk County, Texas.

Exhibit “A” - Page 56 of 65

	Lessor Name	Lessee Name	Effective Date	Recording Information
707	LATENE THRASH SPEER	CRATON ENERGY CORPORATION	03/17/2009	Recorded on 4/8/09, under Doc # 00080480, Vol. 2924, Page 618 in the Official Records of Rusk County, Texas.

708	JAMES WORLEY, ET UX (TOMMYE)	CRATON ENERGY CORPORATION	03/13/2009	Recorded on 4/8/09, under Doc # 00080481, Vol. 2924, Page 624 in the Official Records of Rusk County, Texas.

709	WILLIAM H. EARLEY	CRATON ENERGY CORPORATION	04/09/2009	Recorded on 7/28/09, under Doc # 00084838, Vol. 2949, Page 498 in the Official Records of Rusk County, Texas.

710	WILLIAM H. EARLEY, JR.	CRATON ENERGY CORPORATION	04/09/2009	Recorded on 7/28/09, under Doc # 00084837, Vol. 2949, Page 495 in the Official Records of Rusk County, Texas.

711	BETTY BROXSON BEDDO	CRATON ENERGY CORPORATION	12/10/2009	Recorded on 2/5/2010, under Doc # 00091251, Vol. 2987, Page 640 in the Official Records of Rusk County, Texas.

712	HARDEY FREEMAN, LLC	CRATON ENERGY CORPORATION	11/25/2009	Recorded on 3/18/2010, under Doc # 00092823, Vol. 2997, Page 809 in the Official Records of Rusk County, Texas.

713	LASTER FAMILY LIMITED PARTNERSHIP	CRATON ENERGY CORPORATION	04/17/2009	Recorded on 5/19/09, under Doc # 0082152, Vol. 2933, Page 649 in the Official Records of Rusk County, Texas.

714	LELAND ANN TERRELL BEEVERS	CRATON ENERGY CORPORATION	04/06/2009	Recorded on 5/19/09, under Doc # 0082137, Vol. 2933, Page 595 in the Official Records of Rusk County, Texas.

715	ERLINE THOMPSON MOORE TEST. TRUST	CRATON ENERGY CORPORATION	04/06/2009	Recorded on 5/19/09, under Doc # 00082128, Vol. 2933, Page 560 in the Official Records of Rusk County, Texas.

716	MARY FRANCES TIGERT AIF, CLIFTON TIGERT	CRATON ENERGY CORPORATION	03/16/2009	Recorded on 4/8/09, under Doc # 00080478, Vol. 2924, Page 610 in the Official Records of Rusk County, Texas.

717	BARBARA KEELING SMART	CRATON ENERGY CORPORATION	03/02/2009	Recorded on 4/8/09, under Doc # 00080466, Vol. 2924, Page 564 in the Official Records of Rusk County, Texas.

718	CHARLES JACKIE KEELING	CRATON ENERGY CORPORATION	03/02/2009	Recorded on 4/8/09, under Doc 3 00080470, Vol. 2924, Page 576 in the Official Records of Rusk County, Texas.

719	JAMES W. KEELING	CRATON ENERGY CORPORATION	03/02/2009	Recorded on 4/8/09, under Doc # 00080469, Vol. 2924, Page 573 in the Official Records of Rusk County, Texas.

720	HELEN JOAN KEELING MCCONNELL	CRATON ENERGY CORPORATION	03/02/2009	Recorded on 4/8/09, under Doc # 00080467, Vol. 2924, Page 567 in the Official Records of Rusk County, Texas.

721	MARGARET KEELING PAGE	CRATON ENERGY CORPORATION	03/02/2009	Recorded on 4/8/09, under Doc # 00080463, Vol. 2924, Page 555 in the Official Records of Rusk County, Texas.

722	DEANNA KEELING	CRATON ENERGY CORPORATION	03/02/2009	Recorded on 4/8/09, under Doc # 00080459, Vol. 2924, Page 542 in the Official Records of Rusk County, Texas.

723	HOWARD PATTERSON KEELING	CRATON ENERGY CORPORATION	03/02/2009	Recorded on April 8, 2009, under the Doc. #: 00080458, Vol. 2924, Page 539, in the Official Records of Rusk County, Texas.

Exhibit “A” - Page 57 of 65

	Lessor Name	Lessee Name	Effective Date	Recording Information
724	CULROY P/A	CRATON ENERGY CORPORATION	04/01/2009	Recorded on 4/8/09 under document number 80445, volume 2924, page 492 in the official records of Rusk County, Texas.

725	FRANK & MARILYN BUDDE FAMILY TRUST	CRATON ENERGY CORPORATION	03/17/2009	Recorded on 4/8/09, under Doc # 00080446, Vol. 2924, Page 496 in the Official Records of Rusk County, Texas.

726	IMOGENE THOMPSON FAIR ESTATE DAVID PATTERSON FAIR - INDEP.	CRATON ENERGY CORPORATION	03/20/2009	Recorded on 4/8/09, under Doc # 00080479, Vol. 2924, Page 614 in the Official Records of Rusk County, Texas.

727	BEN C. THOMPSON	CRATON ENERGY CORPORATION	03/18/2009	Recorded on 7/28/09, under Doc # 00084869, Vol. 2949, Page 602 in the Official Records of Rusk County, Texas.

728	MILDRED THOMPSON DENTON	CRATON ENERGY CORPORATION	12/01/2009	Recorded on 2/5/2010, under Doc # 00091254, Vol. 2987, Page 651 in the Official Records of Rusk County, Texas.

729	HELEN M. THOMPSON	CRATON ENERGY CORPORATION	12/01/2009	Recorded on 2/23/2010, under Doc # 00091866, Vol. 2991, Page 1 in the Official Records of Rusk County, Texas.

730	D&D MINERALS, LLC	CRATON ENERGY CORPORATION	12/28/2009	Recorded on 2/5/2010, under Doc # 00091259, Vol. 2987, Page 670 in the Official Records of Rusk County, Texas.

731	JACK H. THOMPSON FAMILY ROYALTY TRUST	CRATON ENERGY CORPORATION	01/27/2010	Recorded on 2/5/2010, under Doc # 00091266, Vol. 2987, Page 692 in the Official Records of Rusk County, Texas.

732	JON W. WHEELIS	CRATON ENERGY CORPORATION	12/04/2009	Recorded on 2/5/2010, under Doc # 00091268, Vol. 2987, Page 700 in the Official Records of Rusk County, Texas.

733	ELIZABETH S. THOMPSON	CRATON ENERGY CORPORATION	01/29/2010	Recorded on 3/12/10, under Doc # 00092616, Vol. 2996, Page 837 in the Official Records of Rusk County, Texas.

734	LYNN RAYMOND MANKIN	CRATON ENERGY CORPORATION	02/02/2010	Recorded on 3/12/2010, under Doc # 00092619, Vol. 2997, Page 1 in the Official Records of Rusk County, Texas.

735	KATHERINE GUERIN BERTRAM	CRATON ENERGY CORPORATION	01/28/2010	Recorded on 3/12/2010, under Doc # 00092618, Vol. 2996, Page 844 in the Official Records of Rusk County, Texas.

736	MILTON LEE THOMPSON, JR.	CRATON ENERGY CORPORATION	12/14/2009	Recorded on 3/12/2010, under Doc # 00092617, Vol. 2996, Page 840 in the Official Records of Rusk County, Texas.

737	SAM V. GUERIN, JR.	CRATON ENERGY CORPORATION	01/27/2010	Recorded on 3/12/2010, under Doc # 00092614, Vol. 2996, Page 829 in the Official Records of Rusk County, Texas.

738	STEPHEN CARROLL LYONS	CRATON ENERGY CORPORATION	12/10/2009	Recorded on 3/12/2010, under Doc # 00092612, Vol. 2996, Page 821 in the Official Records of Rusk County, Texas.

739	WILLIAM HUGHES LYONS	CRATON ENERGY CORPORATION	12/10/2009	Recorded on 3/12/2010, under Doc # 00092613, Vol. 2996, Page 825 in the Official Records of Rusk County, Texas.

740	MARCIA NELL HODGES GLIDDON Cheryl Chrisman AIF	CRATON ENERGY CORPORATION	08/03/2009	Recorded on 9/1/09, under Doc 86107, Vol 2957, Page 197, in the Official Records of Rusk County, Texas.

Exhibit “A” - Page 58 of 65

	Lessor Name	Lessee Name	Effective Date	Recording Information
741	WILLIAM B. HODGES	CRATON ENERGY CORPORATION	07/28/2009	Recorded on 9/1/09, under Doc 86117, Vol 2957, Page 233, in the Official Records of Rusk County, Texas.

742	E. M. BEALLE, III	CRATON ENERGY CORPORATION	07/28/2009	Recorded on 9/1/09, under Doc 86111, Vol 2957, Page 211, in the Official Records of Rusk County, Texas.

743	GILDA MOTOIAN MOUSER	CRATON ENERGY CORPORATION	08/04/2009	Recorded on 9/1/09, under Doc 86109, Vol 2957, Page 204, in the Official Records of Rusk County, Texas.

744	DANA MAX ZIVIN	CRATON ENERGY CORPORATION	08/05/2009	Recorded on 9/1/09, under Doc 86113, Vol 2957, Page 218, in the Official Records of Rusk County, Texas.

745	MARK LEE ZIVIN	CRATON ENERGY CORPORATION	08/05/2009	Recorded on 9/1/09, under Doc 86114, Vol 2957, Page 222, in the Official Records of Rusk County, Texas.

746	BOBBY WAYNE HODGES	CRATON ENERGY CORPORATION	07/30/2009	Recorded on 9/1/09, under Doc 86115, Vol 2957, Page 226, in the Official Records of Rusk County, Texas.

747	REAGAN EUGENE PORTER	CRATON ENERGY CORPORATION	09/16/2009	Recorded on 10/20/09, under Doc # 00087764, Vol. 2966, Page 505 in the Official Records of Rusk County, Texas.

748	FREDDA HODGES WILLIAMS	CRATON ENERGY CORPORATION	08/03/2009	Recorded on 10/20/09, under Doc # 00087768, Vol. 2966, Page 518 in the Official Records of Rusk County, Texas.

749	LARRY SCOTT POOL,TRUST LARRY SCOTT POOL TRUSTEE	CRATON ENERGY CORPORATION	07/28/2009	Recorded on 9/1/09, under Doc 86124, Vol 2957, Page 257, in the Official Records of Rusk County, Texas.

750	PATRICIA JAN MONREAL TRUST PATRICIA JAN MONTREAL TRUSTEE	CRATON ENERGY CORPORATION	07/28/2009	Recorded on 9/1/09, under Doc 86121, Vol 2957, Page 247, in the Official Records of Rusk County, Texas.

751	WELDON CRAIG POOL TRUST WELDON CRAIG POOL, TRUSTEE	CRATON ENERGY CORPORATION	07/28/2009	Recorded on 9/1/09, under Doc 86118, Vol 2957, Page 237, in the Official Records of Rusk County, Texas. Recorded on 9/1/09, under Doc 86123, Vol.2957, Page 256, in the Official Records of Rusk County, Texas. — No Signature on Exhibit A — Signed for Identification.

752	R. H. BARHAM	CRATON ENERGY CORPORATION	06/23/2009	Recorded on 7/28/09, under Doc 84839, Vol 2949, Page 501, in the Official Records of Rusk County, Texas.

753	RAS POOL, JR.	CRATON ENERGY CORPORATION	06/11/2009	Recorded on 7/28/09, under Doc 84863, Vol 2949, Page 580, in the Official Records of Rusk County, Texas.

754	RANDY MARK POOL TRUST WELDON CRAIG POOL - TRUSTEE	CRATON ENERGY CORPORATION	07/28/2009	Recorded on 9/1/09, under Doc 86123, Vol.2957, Page 254, in the Official Records of Rusk County, Texas. No Signature on Exhibit A — Signed for Identification.

755	TERESA ANN PINKSTON	CRATON ENERGY CORPORATION	12/14/2009	Recorded on 2/5/2010, under Doc # 00091256, Vol. 2987, Page 659 in the Official Records of Rusk County, Texas.

Exhibit “A” - Page 59 of 65

	Lessor Name	Lessee Name	Effective Date	Recording Information
756	TOMMIE LOUISE BLALOCK	CRATON ENERGY CORPORATION	07/07/2009	Recorded on 7/28/09, under Doc # 00084872, Vol. 2949, Page 612 in the Official Records of Rusk County, Texas.

757	VANITA PUDDINGTON	TRANT L. KIDD	11/17/2006	Recorded on 12/21/06, under Doc # 00041020, Vol. 2709, Page 697 in the Official Records of Rusk County, Texas.

758	VIRGINIA TOOMEY C/O GREG TOOMEY	TRANT L. KIDD	12/26/2006	Recorded on 2/9/07, under Doc # 00043171, Vol. 2720, Page 644 in the Official Records of Rusk County, Texas.

759	JAMES CLIFTON STROUD, III	TRANT L. KIDD	01/30/2007	Recorded on 2/23/07, under Doc # 00043846, Vol. 2723, Page 789 in the Official Records of Rusk County, Texas.

760	LANA HARDY STICKLE	TRANT L. KIDD	11/29/2006	Recorded on 12/12/06, under Doc # 00040443, Vol. 2706, Page 807 in the Official Records of Rusk County, Texas.

761	ANN V. SEWELL	TRANT L. KIDD	11/21/2006	Recorded on 12/21/06, under Doc # 00041018, Vol. 2709, Page 692 in the Official Records of Rusk County, Texas.

762	FAYE MCDADE	TRANT L. KIDD	11/09/2006	Recorded on 12/1/06, under Doc # 00039954, Vol. 2704, Page 352 in the Official Records of Rusk County, Texas.

763	BRUCE MCMILLAN, JR FOUNDATION, INC	CRATON ENERGY CORPORATION	11/16/2009	Recorded on 12/7/2009, under Doc # 00089355, Vol. 2976, Page 651 in the Official Records of Rusk County, Texas.

764	VICKIE SUZANNE KING	TRANT L. KIDD	11/13/2006	Recorded on 12/21/06, under Doc # 00041021, Vol. 2709, Page 700 in the Official Records of Rusk County, Texas.

765	PATRICIA KELLEY	TRANT L. KIDD	01/30/2007	Recorded on 2/23/07, under Doc # 00043845, Vol. 2723, Page 786 in the Official Records of Rusk County, Texas.

766	BOBBIE HARDY JONES	TRANT L. KIDD	11/29/2006	Recorded on 12/12/06, under Doc # 00040444, Vol. 2706, Page 809 in the Official Records of Rusk County, Texas.

767	FLORENCE FINLEY HARDY	TRANT L. KIDD	11/29/2006	Recorded on 12/12/06, under Doc # 00040447, Vol. 2706, Page 824 in the Official records of Rusk County, Texas.

768	DOROTHY BAUGHMAN GRAY	TRANT L. KIDD	12/04/2006	Recorded on 1/29/07, under Doc # 00042568, Vol. 2717, Page 585 in the Official Records of Rusk County, Texas.

769	CHARLES RICHARD GARNER	TRANT L. KIDD	11/10/2006	Recorded on 11/28/06, under Doc # 00039742, Vol. 2703, Page 212 in the Official Records of Rusk County, Texas.

770	PRISCILLA M. GABLES	TRANT L. KIDD	01/18/2007	Recorded on 9/23/07, under Doc # 00043844, Vol. 2723, Page 784 in the Official Records of Rusk County, Texas.

771	JUDY DELL-AIRA	TRANT L. KIDD	11/13/2006	Recorded on 1/29/07, under Doc # 00042566, Vol. 2717, Page 580 in the Official Records of Rusk County, Texas.

772	JAMES N. CHAMBERS	TRANT L. KIDD	12/04/2006	Recorded on 12/21/06, under Doc # 00041019, Vol. 2709, Page 695 in the Official Records of Rusk County, Texas.

773	EDNA BURDICK	TRANT L. KIDD	11/28/2006	Recorded on 1/9/07, under Doc # 00041668, Vol. 2713, Page 137 in the Official Records of Rusk County, Texas.

Exhibit “A” - Page 60 of 65

	Lessor Name	Lessee Name	Effective Date	Recording Information
774	CHARLOTTE BRELSFORD	TRANT L. KIDD	10/23/2006	Recorded on 11/14/06, under Doc # 00039263, Vol. 2699, Page 841 in the Official Records of Rusk County, Texas.

775	FLORENE BRAMLETTE	TRANT L. KIDD	11/10/2006	Recorded on 1/9/07, under Doc # 00041670, Vol. 2713, Page 144 in the Official Records of Rusk County, Texas.

776	JANIE RUTH BONE	TRANT L. KIDD	11/21/2006	Recorded on 12/12/06, under Doc # 00040442, Vol. 2706, Page 802 in the Official Records of Rusk County, Texas.

777	WILLIAM E. BAUGHMAN	TRANT L. KIDD	12/04/2006	Recorded on 1/29/07, under Doc # 00042567, Vol. 2717, Page 583 in the Official records of Rusk County, Texas.

778	JOAN FLORENCE BARTON	TRANT L. KIDD	11/13/2006	Recorded on 1/9/07, under Doc # 00041669, Vol. 2713, Page 139 in the Official records of Rusk County, Texas.

779	THOMAS AYERS	TRANT L. KIDD	01/19/2007	Recorded on 3/8/07, under Doc # 00044507, Vol. 2727, Page 529 in the Official Records of Rusk County, Texas.

780	KANGERGA, MICHAEL ET AL JIM KANGERGA AS AGENT & AIF	TRANT L. KIDD	08/31/2005	Recorded on 9/27/05, under Doc # 18460, Vol 2586, Page 636, in the Official Records of Rusk County, Texas.

781	KANGERGA, MICHAEL ET AL JIM KANGERGA AS AGENT & AIF	TRANT L. KIDD	08/31/2005	Recorded on 9/27/05, under Doc # 18459, Vol 2586, Page 623, in the Official Records of Rusk County, Texas.
782	JOHN W. SIEGERSON	CRATON ENERGY CORPORATION	09/24/2009	Recorded on 10/20/09, under Doc # 00087730, Vol. 2966, Page 385 in the Official Records of Rusk County, Texas.

783	JONAS MARTIN FROST, III	CRATON ENERGY CORPORATION	09/29/2009	Recorded on 10/20/09, under Doc # 00087742, Vol. 2966, Page 424 in the Official Records of Rusk County, Texas.

784	LATENE THRASH SPEER, INDIVID. &TRUSTEE OF LATENE THRASH SPEE	CRATON ENERGY CORPORATION	09/16/2009	Recorded on 10/20/09, under Doc # 00087740, Vol. 2966, Page 416 in the Official Records of Rusk County, Texas.

785	EARL MARWIL	CRATON ENERGY CORPORATION	09/24/2009	Recorded on 10/20/09, under Doc # 00087729, Vol. 2966, Page 382 in the Official Records of Rusk County, Texas.

786	JEANIE DEUTSER KELLEHER	CRATON ENERGY CORPORATION	09/24/2009	Recorded on 10/20/09, under Doc # 00087727, Vol. 2966, Page 376 in the Official Records of Rusk County, Texas.

787	DOUGLAS ALAN DEUTSER	CRATON ENERGY CORPORATION	09/24/2009	Recorded on 10/20/09, under Doc # 00087726, Vol. 2966, Page 373 in the Official Records of Rusk County, Texas.

788	ANNIE LOIS GIBSON	CRATON ENERGY CORPORATION	09/24/2009	Recorded on 10/20/09, under Doc # 00087772, Vol. 2966, Page 531 in the Official Records of Rusk County, Texas.

789	JENNY MARWIL HARDY	CRATON ENERGY CORPORATION	09/23/2009	Recorded on 10/20/09, under Doc # 00087773, Vol. 2966, Page 534 in the Official Records of Rusk County, Texas.

790	STANLEY J. MARWIL TRUST	CRATON ENERGY CORPORATION	09/24/2009	Recorded on 10/20/09, under Doc # 00087771, Vol. 2966, Page 528 in the Official Records of Rusk County, Texas.

Exhibit “A” - Page 61 of 65

	Lessor Name	Lessee Name	Effective Date	Recording Information
791	N. LINDSAY MARWIL	CRATON ENERGY CORPORATION	09/24/2009	Recorded on 10/20/09, under Doc # 00087770, Vol. 2966, Page 525 in the Official Records of Rusk County, Texas.

792	CAROLYN FROST WAGNER	CRATON ENERGY CORPORATION	10/08/2009	Recorded on 10/20/09, under Doc # 00087750, Vol. 2966, Page 449 in the Official Records of Rusk County, Texas.

793	WILTON EUGENE THRASH TRUST	CRATON ENERGY CORPORATION	09/16/2009	Recorded on 10/20/09, under Doc # 00087761, Vol. 2966, Page 494 in the Official Records of Rusk County, Texas.

794	HOLLI THRASH SAFRON TRUST # 2	CRATON ENERGY CORPORATION	09/16/2009	Recorded on 10/20/09, under Doc # 00087760, Vol. 2966, Page 489 in the Official Records of Rusk County, Texas.

795	TINA NELL THRASH TORELLI TRUST	CRATON ENERGY CORPORATION	09/16/2009	Recorded on 10/20/09, under Doc # 00087759, Vol. 2966, Page 484 in the Official Records of Rusk County, Texas.

796	TINA NELL TORELLI TRUST # 2	CRATON ENERGY CORPORATION	09/16/2009	Recorded on 10/20/09, under Doc # 00087758, Vol. 2966, Page 479 in the Official Records of Rusk County, Texas.

797	HOLLI THRASH SAFRON TRUST (WILTON EUGENE THRASH)	CRATON ENERGY CORPORATION	09/16/2009	Recorded on 10/20/09, under Doc # 00087757, Vol. 2966, Page 474 in the Official Records of Rusk County, Texas.

798	THRASH ROYALTIES WILTON EUGENE THRASH	CRATON ENERGY CORPORATION	09/16/2009	Recorded on 10/20/09, under Doc # 00087756, Vol. 2966, Page 469 in the Official Records of Rusk County, Texas.

799	LOYD AND BETTIE JANE GIBBS	CRATON ENERGY CORPORATION	09/24/2009	Recorded on 12/7/2009, under Doc # 00089351, Vol. 2976, Page 633 in the Official Records of Rusk County, Texas.

800	I.W. WOOLLEY, ET AL	H.L. HUNT	02/10/1931	Recorded on 2/12/1931, under Vol. 177, Page 605 in the Official Records of Rusk County, Texas.

801	GREGG OPERATING, INC.	CRATON ENERGY CORPORATION	03/08/2010	Recorded on 3/18/2010, under Doc # 00092832, Vol. 2997, Page 840 in the Official Records of Rusk County, Texas.

802	DAVID H. DILL & PATTY L. DILL	CRATON ENERGY CORPORATION	12/24/2009	Recorded on 3/18/2010, under Doc # 00092831, Vol. 2997, Page 836 in the Official Records of Rusk County, Texas.

803	JAMES M. KANGERGA FAMILY TRUST ET AL JIM KANGERGA, TRUSTEE	MULLINS & WHITE EXPLORATION, INC	10/09/2006	ROW

804	JAMES M. KANGERGA FAMILY TRUST ET AL JIM KANGERGA, TRUSTEE	MULLINS & WHITE EXPLORATION, INC	10/09/2006	ROW

805	M. KANGERGA & BROS	SOURLOCK OIL COMPANY	10/09/2006	ROW

Exhibit “A” - Page 62 of 65

Oil and Gas Leases, Ratifications and Minerals
All recording references are to the Deed Records or Official Public Records of
Smith County, Texas

	Lessor Name	Lessee Name	Effective Date	Recording Information
1	BETTIE LOU COOPER	CHESAPEAKE EXPLORATION LIMITED PARTNERSHIP	06/20/2007	Recorded on 9/24/07, under Doc # 2007- R00048868, Receipt 447596 in the Official Records of Smith County, Texas.

2	DAVID J. PINDER	CRATON ENERGY CORPORATION	02/11/2009	Recorded on 4/10/09, under Doc # 2009- R00020378, Receipt # 508703 in the Official Records of Smith County, Texas.
Recorded on 5/19/09, under Doc # 00082125, Vol. 2933, Page 550 in the Official Records of Rusk County, Texas.

3	FRANCES W. HAMILTON	CRATON ENERGY CORPORATION	02/11/2009	Recorded on 4/30/09, under Doc # 2009- R00020380, Receipt # 508703 in the Official Records of Smith County, Texas.
Recorded on 5/19/09, under Doc # 00082127, Vol. 2933, Page 556 in the Official Records of Rusk County, Texas.

4	N. SUSAN NADI	CRATON ENERGY CORPORATION	02/18/2009	Recorded on 4/30/09, under Doc # 2009- R00020381, Receipt # 508703 in the Official Records of Smith County, Texas.
Recorded on 5/19/09, under Doc # 00082126, Vol. 2933, Page 553 in the Official Records of Rusk County, Texas.

5	SUSAN ELAINE COLEMAN	CRATON ENERGY CORPORATION	02/11/2009	Recorded on 4/30/09, under Doc # 2009- R00020379, Receipt # 508703 in the Official Records of Smith County, Texas.
Recorded on 5/19/09, under Doc # 00082124, Vol. 2933, Page 547 in the Official Records of Rusk County, Texas.

6	JON R. STUART INTERESTS, LLC AN OK. LLC C/O JON R. STUART	CRATON ENERGY CORPORATION	02/17/2009	Recorded on 4/30/09, under Doc # 2009- R00020377, Receipt # 508703 in the Official Records of Smith County, Texas.
Recorded on 5/19/09, under Doc # 00082143, Vol. 2933, Page 617 in the Official Records of Rusk County, Texas.

7	OSCAR DONALD COOPER MARITAL TRUST, BETTIE LOU COOPER EXEC. &	CRATON ENERGY CORPORATION	08/25/2008	Recorded on 9/18/08, under Doc # 2008- R00043984, Receipt # 486907 in the Official Records of Smith County, Texas.
Recorded on 1/2/09, under Doc # 2009- R00000026, Receipt # 496706 in the Official Records of Smith County, Texas.
Recorded on 12/17/08, under Doc # 00076114, Vol. 2901, Page 466 in the Official Records of Rusk County, Texas.

8	HAZEL COOPER AIF GEORGE COOPER	CRATON ENERGY CORPORATION	09/14/2009	Recorded on 10/28/09, under Doc # 2009- R00052336, Receipt # 526874 in the Official Records of Smith County, Texas.

9	FREDERICK A.F. BERRY REVOCABLE TRUST	GREYSTONE OIL & GAS LLP	07/17/2007	Recorded on 10/3/07 under Doc #54968 in Vol. 2783 and Page 806 in the Official Records of Rusk Co., Texas Recorded on 2/6/08 under Doc. No. 2008- R00005596 in the Official Records of Smith Co., Texas.

Exhibit “A” - Page 63 of 65

Oil and Gas Leases, Ratifications and Minerals
All recording references are to the Deed Records or Official Public Records of
Rusk County, Texas

	Lessor Name	Lessee Name	Effective Date	Recording Information
10	BETTY MUSSLEWHITE BUNDRICK	GREYSTONE OIL & GAS LLP	06/26/2007	Recorded on 2/6/08 under Doc. No. 2008- R00005592 in the Official Records of Smith Co., Texas.
Recorded on 7/17/07 under Doc # 00051161, Vol. 2761, Page 450 in the Official Records of Rusk County, Texas.

11	BEVERLY B. DISNEY TRUST	GREYSTONE OIL & GAS LLP	07/13/2007	Recorded on 10/3/07 under Doc # 54970 in Vol. 2783 and Page 812 in the Official Records of Rusk Co., Texas and rcorded
Recorded on 2/6/08 under Doc. No. 2008- R00005594 in the Official Records of Smith Co., Texas.

12	R. GARVIN BERRY, JR., REVOCABLE TRUST	GREYSTONE OIL & GAS LLP	07/17/2007	Recorded on 10/3/07 under Doc # 54969 in Vol. 2783 and Page 809 in the Official Records of Rusk Co., Texas and recorded on 2/6/08 under Doc. No. 2008-R00005596 in the Official Records of Smith Co., Texas.

13	KAY ELIZABETH FAIR TRUST	GREYSTONE OIL & GAS LLP	08/02/2007	Recorded on 10/3/07 under Doc # 54967 in Vol. 2783 and Page 799 in the Official Records of Rusk Co., Texas and recorded on 10/17/07 under Doc. No. 2007-R00053312 in the Official Records of Smith Co., Texas.

14	ROBERT GORDON MUSSLEWHITE	GREYSTONE OIL & GAS LLP	06/26/2007	Recorded on 10/4/07 under Doc # 2007- R00051101, in the Official Records of Smith County, Texas._ Recorded on 7/17/07 under Doc # 51160, Vol. 2761, Page 447 int the Official Records of Rusk County, Texas.

15	MELANIE HALES	CRATON ENERGY CORPORATION	09/24/2009	Recorded on 10/28/09, under Doc # 2009- R00052334, Receipt # 526874 in the Official Records of Smith County, Texas. Recorded on 10/10/09, under Doc # 00087722, Vol. 2966, Page 361 in the Official Records of Rusk County, Texas.

16	FRANCES GROSS	CRATON ENERGY CORPORATION	09/17/2009	Recorded on 10/28/09, under Doc # 2009- R00052333, Receipt # 526874 in the Official Records of Smith County, Texas._ Recorded on 10/20/09, under Doc # 00087721, Vol. 2966, Page 358 in the Official records of Rusk Count, Texas.

17	NANCY M. DICKERSON	CRATON ENERGY CORPORATION	09/17/2009	Recorded on 10/28/09, under Doc. # 2009- R00052335, Receipt # 526874 in the Official records of Smith County, Texas._ Recorded on 10/20/09, under Doc # 00087723, Vol. 2966, Page 364 in the Official Records of Rusk County, Texas.

18	ROBERT M. FAIR	GREYSTONE OIL & GAS LLP	08/02/2007	Recorded on 10/3/07, under Doc # 00054974, Vol. 2783, Page 826 in the Official Records of Rusk County, Texas. _ Recorded on 10/17/07, under Doc # 2007- R00053311, Receipt # 450234 in the Official Records of Smith County, Texas.

Exhibit “A” - Page 64 of 65

	Lessor Name	Lessee Name	Effective Date	Recording Information
19	NANCY ESSEX	GREYSTONE OIL & GAS LLP	09/25/2007	Recorded on 11/9/07, under Doc # 2007- R00057582 in the Official Records of Rusk County, Texas.

20	LILLIE WRIGHT BEARD ETTER	GREYSTONE OIL & GAS LLP	09/04/2007	Recorded on 10/4/07, under Doc # 2007- R00051097, in the Official Records of Smith County, Texas.

21	CATHY ADAMS	GREYSTONE OIL & GAS LLP	10/19/2007	Recorded on 11/9/07, under Doc # 2007- R00057584, in the Official Records in Smith County, Texas.

22	CONNIE HORTON	GREYSTONE OIL & GAS LLP	10/19/2007	Recorded on 11/9/07, under Doc # 2007- R00057585, in the Official Records of Smith County, Texas.

23	ELBERT WRIGHT JR.	GREYSTONE OIL & GAS LLP	10/19/2007	Recorded on 11/9/07, under Doc # 2007- R00057586, in the Official Records of Smith County, Texas.

24	JACKSON WRIGHT	GREYSTONE OIL & GAS LLP	09/25/2007	Recorded on 11/09/07, under Doc # 2007- R00057583, in the Official Records of Smith County, Texas.

25	BETSY GODDARD SMITH	CRATON ENERGY CORPORATION	11/05/2008	Recorded on 1/2/09, under Doc # 2009- R00000024, Receipt # 496706 in the Official Records of Smith County, Texas.

26	PERRY J. ALLEN	CRATON ENERGY CORPORATION	10/07/2008	Recorded on 1/2/09, under Doc # 2009- 00000023, Receipt # 496706 in the Official Records of Smith County, Texas.

27	ELOISE WRIGHT	CRATON ENERGY CORPORATION	10/06/2008	Recorded on 1/2/09, under Doc # 2009- R00000022, Receipt # 496706 in the Official Records of Smith County, Texas.

28	WESTCO FAMILY LIMITED PARTNERSHIP	CRATON ENERGY CORPORATION	09/23/2008	Recorded on 1/2/09, under Doc # 2009- R00000021, Receipt # 496706 in the Official Records of Smith County, Texas.

29	SUSANNE GODDARD BOONE	CRATON ENERGY CORPORATION	11/05/2008	Recorded on 1/2/09, under Doc # 2009- R00000025, Receipt # 496706 in the Official Records of Smith County, Texas.

30	JEFFERY A. LITTLE	GREYSTONE OIL & GAS LLP	08/04/2007	Recorded on 10/4/07 under Inst. No. 2007- R00051106 in the Official Records of Smith Co., Texas.

31	DOROTHY MOORE CARPENTER	GREYSTONE OIL & GAS LLP	08/03/2007	Recorded on 10/4/07 under Inst. No. 2007- R00051109 in the Official Records of Smith Co., Texas.

32	SANDRA HOOKER SNOUFFER	GREYSTONE OIL & GAS LLP	08/03/2007	Recorded on 10/4/07 under Inst. No. 2007- R00051104 in the Official Records of Smith Co., Texas.

33	JERRY W. LITTLE	GREYSTONE OIL & GAS LLP	08/04/2007	Recorded on 10/4/07 under Inst. No. 2007- R00051107 in the Official Records of Smith Co., Texas.

34	PAMELA HOOKER ARTHUR	GREYSTONE OIL & GAS LLP	08/03/2007	Recorded on 10/4/07, under Doc # 2007- R00051105, in the Official Records of Smith County, Texas.

35	CAROLYN MOORE FALL	GREYSTONE OIL & GAS LLP	08/03/2007	Recorded on 10/04/07, under Doc # 2007- R00051103, in the Official Records of Smith County, Texas.

36	THRASH ROYALTIES WILTON EUGENE THRASH	GREYSTONE OIL & GAS LLP	07/28/2007	Recorded on 10/04/07, under Doc # 2007- R00051108, in the Official Records of Smith County, Texas.

Exhibit “A” - Page 65 of 65

Exhibit A-1
to
Purchase and Sale Agreement between
Katy Resources ETX LLC, Seller and Sun River Energy, Inc., Purchaser
Properties

Unit	Well	WI	NRI	Status
Kangera Gas Unit	Emily Kangerga #1	0.2	0.148	Producing
	API # 42-401-34454

West Turner Town Gas Unit	West Turner Town #1	0.45	0.333	Producing
	API # 42-401-34020

Wooley Gas Unit	Woolley #1	0.2	0.152	Shut-In
	API # 42-401-34389

Hinchen Gas Unit	Hinchen #2	0.79296875	0.59419744	Producing
	API # 42-365-37520

Temple Unit	Temple #1	0.5	0.375	Producing
	API # 42-225-31092

SGG Gas Unit	SGG Unit #1	0.5	0.40436467	Producing
	API # 42-225-31088

Cutler Gas Unit	T. B. Cutler #1	0.60927	0.4691379	Shut-In
	API # 42-225-31155

McMichael Gas Unit	McMichael #1	0.225	0.16875	Producing
	API # 42-183-31894

Patton Jarvis Gas Unit	Patton Jarvis #1	0.225	0.16875	Producing
	API # 42-183-31850

Kate Dudley Gas Unit	Kate Dudley #1	0.225	0.16875	Producing
	API # 42-183-31766

Dudley Gas Unit	Dudley #1	0.74966667	0.56225	Producing
	API # 42-401-35071

Exhibit “A-1” Page 1 of 1

Exhibit A-2
to
Purchase and Sale Agreement between
Katy Resources ETX LLC, Seller and Sun River Energy, Inc., Purchaser
Excluded Equipment

Type of equipment	Units
2 3/8 inch P-110 tubing -Located at Tuboscope -	307
red tag rating (structural grade)

2 3/8 inch P-110 new tubing -Located at	117
Tuboscope -Credit from Power Solutions

4 1/2 inch 40 foot joints new pipe at Hill yard	8

2 7/8 inch new tubing at Hill yard	60

2 7/8 inch used tubing -per joint price at Hill yard -
structural grade	31

2 3/8 inch tubing at Hill yard	171

2 3/8 inch used tubing at Hill yard -price per	179
joint

Micellaneous pipe at Hill yard — cuts offs left from
hook ups, etc.

Micellaneous fittings, etc. at Hill yard

Chevorlet 2008 Extended Cab White Pick Up	1
Truck -Model C15 Silverado

Chevorlet 2008 Extended Cab White Pick Up	1
Truck -Model C15 Silverado

Chevrolet 2008 Silverado Crew Cab Z-71	1

CAT G 3406 NA Genset RP7587 S/N 4FD02355	1
skid mounted with auto start controller
and new Water Jacket Heater

CAT G3406 Genset NA generator used	1
S/N 4FD01766

Exhibit “A-2” Page 1 of 1

STATE OF TEXAS	§
§
COUNTY OF LEE	§
EXHIBIT B TO THE PURCHASE AND SALE AGREEMENT
FORM OF ASSIGNMENT AND BILL OF SALE
     KATY RESOURCES ETX, LLC, a Delaware limited liability company (herein called “Assignor”), for Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, does hereby GRANT, BARGAIN, SELL, CONVEY, ASSIGN, TRANSFER, SET OVER, and DELIVER unto Sun River Energy, Inc., a Colorado corporation (herein called “Assignee”), all of Assignor’s right, title and interest in and to the following (collectively called the “Assets”), excluding however, the Excluded Assets (as hereinafter defined):
A.	All of the oil and gas leases; oil, gas and mineral leases; subleases and other leaseholds; carried interests; mineral fee interests; overriding royalty interests; farmout rights; options; and other properties and interests described on Exhibit A, subject to such depth limitations and other restrictions as may be set forth on Exhibit A or in such documents (collectively, the “Leases”), together with each and every kind and character of right, title, claim, and interest that Assignor has in and to the Leases, the lands covered by the Leases or the Lands pooled, unitized, communitized or consolidated therewith (collectively the “Lands”);

B.	All oil, gas, water or injection wells located on the Lands, whether producing, shut-in, not completed, or temporarily abandoned, including the interests in the wells shown on Exhibit A-1 attached hereto (the “Wells”);

C.	Leasehold interest of Assignor in or to any pools or units which include any Lands or all or a part of any Leases or include any Wells, including those pools or units shown on Exhibit A-1 (the “Units”, such Units together with the Leases, Lands and Wells, or in cases when there is no Unit, the Leases together with the Lands and Wells, being hereinafter referred to collectively as the “Properties” and individually as a “Property”), and including all interest of Assignor in production from any such Unit, whether such Unit production comes from Wells located on or off of a Lease, and all tenements, hereditaments and appurtenances belonging to the Leases and Units;

D.	Assignor’s interest in, to and under or derived from all contracts, agreements and instruments by which the Properties are bound, or that relate to or are otherwise applicable to the Properties, including but not limited to, operating agreements, unitization, pooling and communitization agreements, declarations and orders, joint venture agreements, farmin and farmout agreements, water rights agreements, exploration agreements, participation agreements, exchange agreements, transportation or gathering agreements, agreements for the sale and purchase of oil, condensate, gas, casinghead gas and processing agreements (hereinafter collectively referred to as “Contracts”) but excluding any master service agreements and any contracts, agreements and instruments to the extent transfer is restricted by third-party agreement or applicable law and the necessary consents to transfer are not obtained pursuant to the Purchase and Sale Agreement (as hereinafter defined); and, provided that “Contracts” shall not include the instruments constituting the Leases, Surface Contracts (as hereinafter defined) and other instruments constituting the Assignor’s chain of title to the Leases;

E.	All easements, permits, licenses, servitudes, rights-of-way, surface leases and other surface rights (“Surface Contracts”) appurtenant to, and used or held for use primarily in connection with the Properties, excluding any permits and other appurtenances to the extent transfer is restricted by third-party agreement or applicable Law and the necessary consents to transfer are not obtained pursuant to the Purchase and Sale Agreement;

F.	As of date hereof (other than obsolete equipment sold or replaced after the date hereof), all equipment, machinery, fixtures, vehicles and other tangible personal property and improvements located on the Properties or lands covered by the Encana Farmout or used or held for use primarily in connection with the operation of the Properties or lands covered by the Encana Farmout including any wells, tanks, boilers, buildings, fixtures, injection facilities, saltwater disposal facilities, compression facilities, pumping units and engines, flow lines, pipelines, gathering systems, gas and oil treating facilities, machinery, power lines, telephone and telegraph lines, roads, and other appurtenances, improvements and facilities, but excluding the items expressly identified on Exhibit A-2 to the Purchase and Sale Agreement (subject to such exclusions, the “Equipment”);

G.	All Hydrocarbons produced from or attributable to the Properties from and after the Effective Time; and all Hydrocarbons from or attributable to the Properties at the Effective Time only to the extent that Assignor is due an upward adjustment to the Purchase Price pursuant to the Purchase and Sale Agreement in respect of such Hydrocarbons;

H.	The original documents comprising all lease files; land files; well files; gas and oil sales contract files; gas processing files; division order files; abstracts; title opinions; land surveys; non-confidential logs; maps; engineering data and reports; geologic, proprietary geophysical and seismic data (including, raw data and any interpretative data, reprocessed data, or information relating to such geologic, geophysical and seismic data); all rights to any third party records generated under contract to Assignor regarding the Assets and files and all other books, records, data, correspondence, studies, files, maps and accounting records related primarily to the Assets, or used or held for use primarily in connection with the maintenance or operation thereof, the “Records”, but excluding (i) any books, records, data, files, maps and accounting records to the extent disclosure or transfer is restricted by third-party agreement or applicable Law and the necessary consents to transfer are not obtained pursuant to the Purchase and Sale Agreement or subjected to payment of a fee or other consideration by any license agreement or other agreement with a Person other than an Affiliate of Assignor, or by applicable Law, and for which no consent to transfer has been received or for which Assignee has not agreed in writing to pay the fee or other consideration, as applicable; (ii) computer software; (iii) work product of Assignor’s legal counsel (other than title opinions); (iv) records relating to the negotiation and consummation of the sale of the Assets; and (v) Assignor’s reserve

2

studies and evaluations and engineering studies; provided, however, that Assignor may retain the originals of such files and other records limited to those required for pending litigation, Tax, accounting, and auditing purposes and of which Assignor shall provide Assignee with copies, and Assignor may retain copies of all other Records. The interests in the Assets assigned hereunder to Assignee may hereinafter be referred to as the “Assigned Interests”.
     Capitalized terms not otherwise defined herein have the same meaning ascribed thereto in the Purchase and Sale Agreement.
     Notwithstanding the foregoing, the Assets shall not include, and there is excepted, reserved and excluded from the purchase and sale contemplated hereby (collectively, the “Excluded Assets”): (i) all corporate, financial, income and franchise tax and legal records of Assignor that relate to Assignor’s business generally (whether or not relating to the Assets), and all books, records and files that relate to the Excluded Assets and those records retained by Assignor pursuant to the Purchase and Sale Agreement and copies of any other records retained by Assignor pursuant to the Purchase and Sale Agreement; (ii) the items expressly identified on Exhibit A-2 to the Purchase and Sale Agreement; (iii) all rights to any refund of Taxes or other costs or expenses borne by Assignor or Assignor’s predecessors in interest and title attributable to periods prior to the Effective Time; (iv) all rights relating to the existing claims and causes of action except those described in part (b) of Schedule 5.7 of the Purchase and Sale Agreement and except those relating to the liabilities assumed by Assignee hereunder; (v) except as provided in the Purchase and Sale Agreement, Assignor’s area-wide bonds, permits and licenses or other permits, licenses or authorizations used in the conduct of Assignor’s business; (vi) all trade credits, account receivables, note receivables, take-or-pay amounts receivable, and other receivables attributable to the Assets with respect to any period of time prior to the Effective Time; and (vii) all leased personal property (including, without limitation, leased vehicles), except leased equipment located on the Properties that are used in production and identified in Schedule 1.3(g) to the Purchase and Sale Agreement, together with copies of any leases of such personal property and notice of the balances due thereon.
TO HAVE AND TO HOLD the Assigned Interests unto Assignee, its successors and assigns, forever, subject only to the exceptions and other provisions stated herein and the following exceptions, to the extent that such exceptions affect the Assigned Interests or any of them: (i) all valid and existing matters of public record, including orders, rules, regulations and ordinances of federal, state and other governmental agencies having jurisdiction over the lands covered by the Leases; and (ii) the terms and provisions of the Leases, Contracts and Surface Contracts.
This Assignment and Bill of Sale (this “Assignment”) is made and accepted expressly subject to the following terms and conditions:
(i) THIS ASSIGNMENT IS MADE WITHOUT WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, EXCEPT THAT ASSIGNOR WARRANTS AND WILL DEFEND TITLE TO THE ASSETS, OR OF ANY INTEREST THEREIN, AGAINST ALL LAWFUL CLAIMS, BUT IN EACH CASE ONLY FROM AND AGAINST ALL PERSONS CLAIMING SUCH ASSETS OR ANY PART THEREOF

3

BY, THROUGH OR UNDER ASSIGNOR OR ANY OF ITS AFFILIATES, BUT NOT OTHERWISE.
(ii) ASSIGNOR EXPRESSLY DISCLAIMS AND NEGATES ANY WARRANTY AS TO THE CONDITION OF ANY PERSONAL PROPERTY, EQUIPMENT, FIXTURES AND ITEMS OF MOVABLE PROPERTY COMPRISING ANY PART OF THE ASSETS, IT BEING EXPRESSLY UNDERSTOOD THAT SAID PERSONAL PROPERTY, FIXTURES, EQUIPMENT AND ITEMS ARE BEING CONVEYED TO ASSIGNEE “AS IS” AND “WHERE IS” AND WITHOUT WARRANTY OF MERCHANTABILITY, CONDITION OR FITNESS FOR A PARTICULAR PURPOSE, EITHER EXPRESS OR IMPLIED.
(iii) This Assignment is made subject to the that certain Purchase and Sale Agreement (the “Purchase and Sale Agreement”) executed between Assignor and Assignee to which a form of this Assignment is attached. If there is any conflict between the terms of this Assignment and the terms of the Purchase and Sale Agreement, the Purchase and Sale Agreement shall control in all respects. By executing, delivering and accepting this Assignment, Assignor and Assignee do not intend to cause a merger of the terms of the Purchase and Sale Agreement into this Assignment and all covenants, indemnities and other terms and provisions set forth in the Purchase and Sale Agreement shall remain in full force and effect on and after the date hereof to the extent set forth in the Purchase and Sale Agreement.
(iv) Notwithstanding any other provision of this Assignment to the contrary, this Assignment does not operate to assign any property or interest that would otherwise constitute an Assigned Interest if the assignment of such property or interest requires the consent or waiver of a preferential right of the lessor or any third party to assign, provided such consent or waiver has not been obtained as of the date of this Assignment and provided further that once such consent or waiver is obtained, such property or interest will be automatically vested in Assignee, without further action by Assignor or Assignee.
(v) To the extent permitted by law, Assignee shall be subrogated to Assignor’s rights in and to representations, warranties and covenants given with respect to the Assets. Assignor hereby assigns, sells, grants, bargains, conveys and transfers to Assignee, its successors and assigns, to the extent so transferable and permitted by law, the benefit of and the right to enforce the covenants, indemnifications, representations and warranties, if any, which Assignor is entitled to enforce with respect to the Assets. To the extent the same are not transferable, Assignor shall use its commercially reasonable efforts to enforce the same at the request of and on behalf of the Assignee.
(vi) The references herein to contracts, agreements, instruments and other matters shall not be deemed to ratify or create any rights in third parties. Nothing contained herein, express or implied, is intended to confer upon any other person or entity other than Assignor and Assignee and their respective successors and assigns, any benefits, rights or remedies.

4

(vii) Assignor agrees to execute and deliver to Assignee, from time to time, such additional instruments, notices, division orders, transfer orders and other documents, and to do all such other and further acts and things as may be reasonably necessary to more fully and effectively grant, convey and assign to Assignee the interests conveyed hereby.
(viii) This Assignment shall be governed by and construed in accordance with the laws of the State of Texas without regard to the rules of conflict of laws of the State of Texas or any other jurisdiction that would direct the application of the laws of another jurisdiction.
(ix) Unless provided otherwise, all recording references in the Exhibits hereto are to the official real property records of the county in which the Assets are located.
(x) This Assignment shall run with the land and all provisions hereof shall be binding on and inure to the benefit of Assignor and Assignee and their respective successors and assigns.
(xi) If any provision of this Assignment is held to be illegal, invalid or unenforceable under present or future laws effective during the term hereof such provision shall be fully severable; this Assignment shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof, and the remaining provisions of this Assignment shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provisions or by its severance from this Assignment.
(xii) This Assignment may be executed in any number of counterparts, and each such counterpart shall be deemed to be an original and all of which together shall constitute one and the same instrument.
(xiii) This Assignment is effective as of 7:00 a.m., local time where the Assets are located, on September 1, 2010 (the “Effective Time”).

5

     IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment on the date set forth in their respective acknowledgments below, but effective for all purposes as of the Effective Time.

ASSIGNOR: KATY RESOURCES ETX, LLC
By:
Name:
Title:

ASSIGNEE: SUN RIVER ENERGY, INC.
By:
Name:
Title:

6

THE STATE OF TEXAS	§
§
COUNTY OF HARRIS	§
     This instrument was acknowledged before me on the _____ day of _______________, 2010, by ____________, ____________ of Katy Resources ETX, LLC, a Delaware limited liability company, on behalf of such company.

(SEAL)

Notary Public in and for the State of Texas

THE STATE OF TEXAS	§
§
COUNTY OF HARRIS	§
     This instrument was acknowledged before me on the _____ day of ________________, 2010, by ____________, ____________ of Sun River Energy, Inc., a Colorado corporation, on behalf of such Company.

(SEAL)

Notary Public in and for the State of Texas

7

EXHIBIT A
LEASES
(see attached)

EXHIBIT A-1
WELLS AND UNITS
(see attached)

Schedule 1.2(d)
to
Purchase and Sale Agreement between
Katy Resources ETX LLC, Seller and Sun River Energy, Inc., Purchaser
Contracts

Date	Parties	Document	Prospect	County
6/28/2006	Mullins and White Exploration, Inc. & Greystone Oil and Gas LLP	Exploration & Development Agreement	East Overton	Rusk & Smith Counties

1/31/2007	Mullins and White Exploration, Inc. & Greystone Oil and Gas LLP	1st Ammendatory Letter for Exploration & Development Agreement	East Overton	Rusk & Smith Counties

6/20/2007	Mullins and White Exploration, Inc. & Greystone Oil and Gas LLP	2nd Ammendatory Letter for Exploration & Development Agreement	East Overton	Rusk & Smith Counties

6/28/2006	Mullins and White Exploration, Inc. & Greystone Oil and Gas LLP	Joint Operating Agreement	East Overton	Rusk & Smith Counties

5/28/2009	Guardian Oil & Gas, Inc. (sucessor to Mullins & White) and Katy Resources ETX, LLC	Letter Agreement	East Overton	Rusk & Smith Counties

2/10/2009	DoradoExploration Inc. & Katy Resources ETX, LLC	Offer Letter Agreement	Crawford	Panola County

11/16/2009	Cross Creek Energy, LLC & Katy Resources ETX, LLC	Letter of Understanding	Crawford	Panola County

3/4/2010	Comstock Oil and Gas, LP & Katy Resources ETX, LLC	Letter Agreement	Crawford	Panola County

12/11/2008	Encana Oil and Gas (USA) Inc. & Katy Resources ETX, LLC	Letter of Intent	Lumberjack & Raven	Houston, Angelina, & Cherokee Counties

2/1/2009	Encana Oil and Gas (USA) Inc. & Katy Resources ETX, LLC	Carry and Earning Agreement	Lumberjack & Raven	Houston, Angelina, & Cherokee Counties

Schedule 1.2(d) - Page 1 of 4

Date	Parties	Document	Prospect	County
2/1/2009	Encana Oil and Gas (USA) Inc. & Katy Resources ETX, LLC	Joint Operating Agreement	Lumberjack & Raven	Houston, Angelina, & Cherokee Counties

2/19/2009	Encana Oil and Gas (USA) Inc. & Katy Resources ETX, LLC	Joint Operating Agreement Recording Supplement	Lumberjack & Raven	Houston, Angelina, & Cherokee Counties

10/21/2009	Encana Oil and Gas (USA) Inc. & Katy Resources ETX, LLC	Letter Agreement	Lumberjack	Houston County

8/12/2009	Encana Oil and Gas (USA) Inc. & Forestar Minerals LLC	Consent to Assign	Lumberjack	Houston County

3/24/2009	Encana Oil and Gas (USA) Inc. & Katy Resources ETX, LLC	Letter Agreement	Raven	Houston County

3/1/2009	Buyer: Kinder Morgan Tejas Pipeline LLC Seller: Katy Resources ETX, LLC	Letter Agreement	Raven	Houston County

	Buyer: ETC Marketing, Ltd. Seller: Katy Resources ETX, LLC	Base Contract for Sale and Purchase of Natural Gas	Lumberjack	Houston County

8/18/2009 & 9/1/2009	Deep Rock Resources, Inc. Seller: Katy Resources ETX, LLC	Farmout Agreement	Hinchen	Panola County

Aug. & Sept. 2009	Deep Rock Resources, Inc. & Joint Operators	Farmout Election Letters	Hinchen	Panola County

8/24/2009	Deep Rock Resources Inc. & Katy Resources ETX, LLC	Joint Operating Agreement	Hinchen	Panola County

8/24/2009	Perry Thompson, Jr. & Katy Resources ETX, LLC	Joint Operating Agreement	Hinchen	Panola County

8/24/2009	Flora Thompson Estate, Perry Thompson, Jr., Indepdent Executor & Katy Resources ETX, LLC	Joint Operating Agreement	Hinchen	Panola County

8/24/2009	Steven E. Hanan & Katy Resources ETX, LLC	Joint Operating Agreement	Hinchen	Panola County

Schedule 1.2(d) - Page 2 of 4

Date	Parties	Document	Prospect	County
8/28/2009	Flora Thompson Estate, Perry Thompson, Jr., Indepdent Executor	Participation Agreement and AFE	Hinchen	Panola County

8/28/2009	Perry Thompson, Jr.	Participation Agreement and AFE	Hinchen	Panola County

9/14/2009	Steven E. Hanan	Participation Agreement and AFE	Hinchen	Panola County

2/1/2010	Orion Pipeline, LTD & Katy Resources ETX, LLC	Gas Purchase Agreement	Hinchen	Panola County

4/12/2005	Operator: Machin and Associates, Inc. Non-Operator: Bivins Energy Corportation, et al	Joint Operating Agreement	West Danville	Gregg & Rusk Counties

4/25/2005	Bivins Energy Corporation, et al	Participation and Purchase Agreement	West Danville	Gregg & Rusk Counties

9/15/2005	Buyer: Samson Lone Star Limited Partnership Seller: Machin and Associates, Inc.	Gas Purchase Agreement	West Danville	Gregg County

7/1/2006	Buyer: Enbridge Pipelines (East Texas), LP Seller: Machin and Associates, Inc.	Gas Purchase Agreement	West Danville	Gregg County

7/18/2008	Broker: Lantana Oil & Gas Partners Seller: Machin & Associates, Inc., et al	Marketing Agreement	West Danville	Gregg & Rusk Counties

11/1/2008	Seller: Machin and Associates, Inc. Buyer: Katy Resources ETX, LLC	Closing Statement	West Danville	Gregg & Rusk Counties

4/1/2009	Farmors: Machin & Associates, Inc., et al Farmee: Katy Resources ETX, LLC	Farmout Agreement	West Danville	Gregg & Rusk Counties

4/1/2009	Operator: Machin and Associates, Inc. Non- Operator: Bivins Energy Corportation, et al	First Amendment To Joint Operating Agreement	West Danville	Gregg & Rusk Counties

Schedule 1.2(d) - Page 3 of 4

Date	Parties	Document	Prospect	County
7/7/2009	Operator: Katy Resources ETX, LLC Non- Operator: Machin and Associates, Inc., et al	Joint Operating Agreement	West Danville	Gregg & Rusk Counties

7/7/2009	Operator: Katy Resources ETX, LLC Non- Operator: Verado Oil and Gas Corporation	Joint Operating Agreement	West Danville	Gregg & Rusk Counties

5/12/2009	Miller Energy Inc. & Richard P. Wilkerson and WPTC Partners, LTD	Ratification of Farmout Agreement	West Danville	Gregg & Rusk Counties

5/12/2009	Miller Energy, Inc. & KEEVER OG, INC.	Ratification of Farmout Agreement	West Danville	Gregg & Rusk Counties

5/12/2009	Miller Energy, Inc. & Sumbera Properties, Inc.	Ratification of Farmout Agreement	West Danville	Gregg & Rusk Counties

Aug. 2009	Katy Resources ETX, LLC & Miller Energy Inc., et al	Test Well Election Letter Agreements and AFE’s	West Danville	Gregg & Rusk Counties

May-09	Gatherer: Enbridge Pipelines (East Texas) L.P. Producer: Katy Resources ETX, LLC	Gas Purchase Agreement	West Danville	Gregg County

10/9/2008	Disclosing Party: Encana Oil and Gas (USA) Inc. Receiving Party: Katy Resources ETX, LLC	Confidentiality Agreement	Raintree Field Area	Houston, Angelina, & Cherokee Counties

10/21/2009	Disclosing Party: Encana Oil and Gas (USA) Inc. Receiving Party: Katy Resources ETX, LLC	Confidentiality Agreement	Raintree Field Area	Houston, Angelina, & Cherokee Counties

Schedule 1.2(d) - Page 4 of 4

Schedule 1.2(e)
to
Purchase and Sale Agreement between
Katy Resources ETX, LLC, Seller and Sun River Energy, Inc., Purchaser
Surface Contracts

Document	Date	Parties	Unit	Prospect	County
Construction Land Entry Permit	3/13/2009	Landowner: Forestar (USA) Real Estate Group, Inc. Permitees: Katy Resources ETX, LLC & Encana Oil and Gas (USA), Inc.	Temple #1	Lumberjack	Houston

Grant of Easement & Right- Of-Way for Pipeline	3/25/2009	Grantor: Forestar (USA) Real Estate Group, Inc. Grantees: Katy Resources ETX, LLC & Encana Oil and Gas (USA), Inc.	Temple #1	Lumberjack	Houston

Miscellaneous Easement (Pipelines)	4/1/2009	Grantor: The State of Texas Grantee: Katy Resources ETX, LLC	Temple #1	Lumberjack	Houston & Angelina

Temporary Road Use Permit Agreement	4/16/2009	Permitor: Hancock Forest Management Permitee: Katy Resources ETX, LLC	Temple #1	Lumberjack	Houston

Construction Land Entry Permit	9/30/2009	Landowner: Forestar (USA) Real Estate Group, Inc. Permitee: Katy Resources ETX, LLC	Temple #2	Lumberjack	Houston

Grant of Easement (For Private Road)	10/7/2009	Grantor: Forestar (USA) Real Estate Group, Inc. Grantee: Katy Resources ETX, LLC	Temple #2	Lumberjack	Houston

Right-Of-Way and Pipeline Easement	2/6/2009	Grantor: SGG Enterprises LTD Grantee: Encana Oil and Gas (USA), Inc.	SGG #1	Raven	Houston

Pipeline Easement	2/6/2009	Grantor: Tommy B. Cutler & wife, Shirley Cutler Grantee: Encana Oil and Gas (USA), Inc.	T.B. Cutler #1	Raven	Houston

Right-Of-Way	2/6/2009	Grantor: Scull Timber Co., Inc. Grantee: Encana Oil & Gas (USA), Inc. & Katy Resources ETX, LLC	T.B. Cutler #1	Raven	Houston

Easement and Right-Of- Way	10/9/2006	Grantor: James M. Kangerga Family Trust, et al Grantee: Mullins & White Exploration, Inc.	Kangerga #1	East Overton	Rusk

Pipeline Easement and Right-Of-Way	10/9/2006	Grantor: James M. Kangerga Family Trust, et al Grantee: Mullins & White Exploration, Inc.	Kangerga #1	East Overton	Rusk

Surface Lease	5/16/1980	Lessor: M. Kangerga & Bro. Lessee: Sourlock Oil Company	Kangerga #1 & West Turnertown #1	East Overton	Rusk

Schedule 1.2(e) - Page 1 of 1

Schedule 1.3(d)
to
Purchase and Sale Agreement between
Katy Resources ETX, LLC, Seller and Sun River Energy, Inc., Purchaser
Existing Claims / Causes of Action
Case No. 10-0099, District Court, Houston County, Texas, 3rd Judicial District, Katy Resources ETX, LLC, Plaintiffs v. Dan Blocker Petroleum Consultants, Inc. and Jerry Ransom, Defendants

Schedule 1.3(d) - Page 1 of 1

Schedule 1.3(g)
to
Purchase and Sale Agreement between
Katy Resources ETX, LLC, Seller and Sun River Energy, Inc., Purchaser
Leased Production Personal Property
None

Schedule 1.3(g) - Page 1 of 1

Schedule 2.3
to
Purchase and Sale Agreement between
Katy Resources ETX, LLC, Seller and Sun River Energy, Inc., Purchaser
Allocated Value
Provided by Buyer

Schedule 2.3 - Page 1 of 1

Katy Resources
Purchase Price Allocation
July 27, 2010

Purchase
Price
Allocation
Unit Name
Dudley	$2,131,273
Kate Dudley	$253,653
Kangerga	$30,620
Hinchen	$4,000,430
McMichael	$—
Patton Jarvis	$592,398
SGG	$334,969
TB Cutler	$4,064,710
Temple	$134,316
West Turnertown	$83,796
Wooley	$358,836

Contracts
EnCana Farmout	$2,115,000

Total	$14,100,000

Schedule 3.3(c)
to
Purchase and Sale Agreement between
Katy Resources ETX, LLC, Seller and Sun River Energy, Inc., Purchaser
Preferential Rights
None
Schedule 3.3(c) — Page 1 of 1

Schedule 3.3(e)
to
Purchase and Sale Agreement between
Katy Resources ETX, LLC, Seller and Sun River Energy, Inc., Purchaser
Contested Taxes
None
Schedule 3.3(e) — Page 1 of 1

Schedule 3.3(f)
to
Purchase and Sale Agreement between
Katy Resources ETX, LLC, Seller and Sun River Energy, Inc., Purchaser
Contested Mechanic and Materialman Liens
None.
Schedule 3.3(f) — Page 1 of 1

Schedule 5.7
to
Purchase and Sale Agreement between
Katy Resources ETX, LLC, Seller and Sun River Energy, Inc., Purchaser
Litigation
Cause No. 10-0099, District Court, Houston County, Texas, Katy Resources ETX, LLC, Plaintiffs v. Dan Blocker Petroleum Consultants, Inc., Jerry Ransom, and Power Solutions, LLC, Defendants
Schedule 5.7 — Page 1 of 1

Schedule 5.8
to
Purchase and Sale Agreement between
Katy Resources ETX, LLC, Seller and Sun River Energy, Inc., Purchaser
Taxes and Assessments
None.

Schedule 5.8 — Page 1 of 1

Schedule 5.9
to
Purchase and Sale Agreement between
Katy Resources ETX, LLC, Seller and Sun River Energy, Inc., Purchaser
Outstanding Capital Commitments
None
Schedule 5.9 — Page 1 of 1

Schedule 5.10
to
Purchase and Sale Agreement between
Katy Resources ETX, LLC, Seller and Sun River Energy, Inc., Purchaser
Compliance With Laws
None
Schedule 5.10 — Page 1 of 1

Schedule 5.11(a)
to
Purchase and Sale Agreement between
Katy Resources ETX, LLC, Seller and Sun River Energy, Inc., Purchaser
Contested Costs
I. The following costs and/or invoices are being contested:
Invoice No. 201004614-20 — Thomas Tools dated 3/1/2010, $41,822.68
Invoice No. 201002873-20 — Thomas Tools Dated 3/1/2010, $24,492.43
Invoice No. 10171 — Helms Packer Service, Inc., Dated 6/1/2010, $903.13
Invoice No. 10142 — Helms Packer Service, Inc., Dated 5/10/2010, $2,709.38
Invoice No. 2514477 — Alpine Specialty Chemicals, dated 6/10/2010, $26,109.90
Finder’s Fee — Woodmoor Group payable to Luke Grogan, $50,000.00
(Carry & Earning Agreement by and among Encana Oil & Gas (USA) Inc. and Katy Resources ETX, LLC effective February 2, 2009)
II. As of the date of the Agreement:
(1) with respect to Seller’s Leases with Craton Energy Corporation, there are approximately $80,000 of unpaid lease costs. In addition, there are approximately $10,800 in unpaid lease operating expenses and $8,000 in operations land/legal expenses. Seller shall pay before Closing and be responsible for the unpaid lease operating expenses and operations land/legal expenses in the approximate sum of $18,800, and Purchaser shall pay and be responsible for the aforementioned unpaid lease costs of approximately $80,000.
Schedule 5.11 — Page 1 of 1

Schedule 5.11(b)
to
Purchase and Sale Agreement between
Katy Resources ETX, LLC, Seller and Sun River Energy, Inc., Purchaser
Other Contracts
Carry and Earning Agreement by and Among Encana Oil & Gas (USA) Inc. and Katy Resources ETX, LLC, dated effective February 1, 2009
Gas Purchase Agreement, Orion Pipeline Ltd. — Katy Resources ETX, LLC, Dated 2/1/2010 (Hinchen Prospect), Panola County, Texas

Schedule 5.11(b) — Page 1 of 1

Schedule 5.12
to
Purchase and Sale Agreement between
Katy Resources ETX, LLC, Seller and Sun River Energy, Inc., Purchaser
Payments For Production
Payments made to revenue owners through May production
Suspended Revenue as of June 30, 2010 — Schedule is attached as “Suspense” $57,581.63

Schedule 5.12 — Page 1 of 1

Suspense

Well	Owner	Prod	Prod	Int.	Voucher	Dec.Interest
Code	Code	Code	Mth.	Type	SuspCat	Price	Type	Volume	Value	Prod. Tax	Other Deds	Suspended
TX18400000	Dudley #1
	BEDNEY	OIL	1109	RI	9061	0.00227315	8/8	189.54	14362.39	660.67	0	31.15
					S	75.77	NET	0.43	32.65	1.5	0
	BEDNEY	OIL	1209	RI	9061	0.00227315	8/8	189	13736.71	631.89	0	29.79
					S	72.68	NET	0.43	31.23	1.44	0
	BEDNEY	GAS	1109	RI	9062	0.00227315	8/8	28207	103812.54	7804.75	0	218.24
					S	3.68	NET	64.12	235.98	17.74	0
	BEDNEY	OIL	0110	RI	9380	0.00227315	8/8	157.69	12015.5	552.71	0	26.05
					S	76.2	NET	0.36	27.31	1.26	0
	BEDNEY	GAS	1209	RI	9385	0.00227315	8/8	18001	93999.35	7061.96	0	197.62
					S	5.22	NET	40.92	213.67	16.05	0
	BEDNEY	OIL	0210	RI	9880	0.00227315	8/8	392.91	29227	1344.45	0	63.38
					S	74.39	NET	0.89	66.44	3.06	0
	BEDNEY	GAS	0110	RI	10158	0.00227315	8/8	14319	82241.41	6177.66	0	172.91
					S	5.74	NET	32.55	186.95	14.04	0
	BEDNEY	GAS	0210	RI	10472	0.00227315	8/8	1633	8430.87	665.08	0	17.65
					S	5.16	NET	3.71	19.16	1.51	0
	BEDNEY	GAS	0410	RI	10787	0.00227315	8/8	2841.37	11308.66	850.11	0	23.78
					S	3.98	NET	6.46	25.71	1.93	0
	BEDNEY	OIL	0410	RI	10788	0.00227315	8/8	196.42	16235.68	746.84	0	35.21
					S	82.66	NET	0.45	36.91	1.7	0
	BEDNEY	GAS	0410	RI	10807	0.00227315	8/8	3000	11654.5	876.11	0	24.50
					S	3.88	NET	6.82	26.49	1.99	0
	BEDNEY	GAS	0210	RI	10808	0.00227315	8/8	5600	29146	2189.72	0	61.27
					S	5.2	NET	12.73	66.25	4.98	0
	BEDNEY	GAS	0310	RI	10808	0.00227315	8/8	10900	47005.5	3532.74	0	98.82
					S	4.31	NET	24.78	106.85	8.03	0
	BIVENG	OIL	1109	ORRI	9061	0.04144739	8/8	189.54	14362.39	660.67	0	567.90
					S	75.77	NET	7.86	595.28	27.38	0
	BIVENG	OIL	1209	ORRI	9061	0.04144739	8/8	189	13736.71	631.89	0	543.16
					S	72.68	NET	7.83	569.35	26.19	0
	BIVENG	GAS	1109	ORRI	9062	0.04144739	8/8	28207	103812.54	7804.75	0	3,979.27
					S	3.68	NET	1169.11	4302.76	323.49	0
	BIVENG	OIL	0110	ORRI	9380	0.04144739	8/8	157.69	12015.5	552.71	0	475.10
					S	76.2	NET	6.54	498.01	22.91	0
	BIVENG	GAS	1209	ORRI	9385	0.04144739	8/8	18001	93999.35	7061.96	0
					S	5.22	NET	746.09	3896.03	292.7	0	3,603.33
	BIVENG	OIL	0210	ORRI	9880	0.04144739	8/8	392.91	29227	1344.45	0
					S	74.39	NET	16.29	1211.38	55.72	0	1,155.66

Well	Owner	Prod	Prod	Int.	Voucher	Dec.Interest
Code	Code	Code	Mth.	Type	SuspCat	Price	Type	Volume	Value	Prod. Tax	Other Deds	Suspended
	BIVENG	GAS	0110	ORRI	10158	0.04144739	8/8	14319	82241.41	6177.66	0
					S	5.74	NET	593.49	3408.69	256.05	0	3,152.64
	BIVENG	GAS	0210	ORRI	10472	0.04144739	8/8	1633	8430.87	665.08	0
					S	5.16	NET	67.68	349.44	27.57	0	321.87
	BIVENG	GAS	0410	ORRI	10787	0.04144739	8/8	2841.37	11308.66	850.11	0
					S	3.98	NET	117.77	468.71	35.23	0	433.48
	BIVENG	OIL	0410	ORRI	10788	0.04144739	8/8	196.42	16235.68	746.84	0
					S	82.66	NET	8.14	672.93	30.95	0	641.98
	BIVENG	GAS	0410	ORRI	10807	0.04144739	8/8	3000	11654.5	876.11	0
					S	3.88	NET	124.34	483.05	36.31	0	446.74
	BIVENG	GAS	0210	ORRI	10808	0.04144739	8/8	5600	29146	2189.72	0
					S	5.2	NET	232.11	1208.03	90.76	0	1,117.27
	BIVENG	GAS	0310	ORRI	10808	0.04144739	8/8	10900	47005.5	3532.74	0
					S	4.31	NET	451.78	1948.26	146.42	0	1,801.84
	BONIN	OIL	1109	RI	9061	0.0023357	8/8	189.54	14362.39	660.67	0
					S	75.77	NET	0.44	33.55	1.54	0	32.01
	BONIN	OIL	1209	RI	9061	0.0023357	8/8	189	13736.71	631.89	0
					S	72.68	NET	0.44	32.08	1.48	0	30.60
	BONIN	GAS	1109	RI	9062	0.0023357	8/8	28207	103812.54	7804.75	0
					S	3.68	NET	65.88	242.47	18.23	0	224.24
	BONIN	OIL	0110	RI	9380	0.0023357	8/8	157.69	12015.5	552.71	0
					S	76.2	NET	0.37	28.06	1.29	0	26.77
	BONIN	GAS	1209	RI	9385	0.0023357	8/8	18001	93999.35	7061.96	0
					S	5.22	NET	42.04	219.55	16.49	0	203.06
	BONIN	OIL	0210	RI	9880	0.0023357	8/8	392.91	29227	1344.45	0
					S	74.39	NET	0.92	68.27	3.14	0	65.13
	BONIN	GAS	0110	RI	10158	0.0023357	8/8	14319	82241.41	6177.66	0
					S	5.74	NET	33.44	192.09	14.43	0	177.66
	BONIN	GAS	0210	RI	10472	0.0023357	8/8	1633	8430.87	665.08	0
					S	5.16	NET	3.81	19.69	1.55	0	18.14
	BONIN	GAS	0410	RI	10787	0.0023357	8/8	2841.37	11308.66	850.11	0
					S	3.98	NET	6.64	26.41	1.99	0	24.42
	BONIN	OIL	0410	RI	10788	0.0023357	8/8	196.42	16235.68	746.84	0
					S	82.66	NET	0.46	37.92	1.74	0	36.18
	BONIN	GAS	0410	RI	10807	0.0023357	8/8	3000	11654.5	876.11	0
					S	3.88	NET	7.01	27.22	2.05	0	25.17
	BONIN	GAS	0210	RI	10808	0.0023357	8/8	5600	29146	2189.72	0
					S	5.2	NET	13.08	68.08	5.11	0	62.97
	BONIN	GAS	0310	RI	10808	0.0023357	8/8	10900	47005.5	3532.74	0
					S	4.31	NET	25.46	109.79	8.25	0	101.54
	DUDLEY	OIL	1109	RI	9061	0.00426995	8/8	189.54	14362.39	660.67	0
					S	75.77	NET	0.81	61.33	2.82	0	58.51

Well	Owner	Prod	Prod	Int.	Voucher	Dec.Interest
Code	Code	Code	Mth.	Type	SuspCat	Price	Type	Volume	Value	Prod. Tax	Other Deds	Suspended
	DUDLEY	OIL	1209	RI	9061	0.00426995	8/8	189	13736.71	631.89	0
					S	72.68	NET	0.81	58.66	2.7	0	55.96
	DUDLEY	GAS	1109	RI	9062	0.00426995	8/8	28207	103812.54	7804.75	0
					S	3.68	NET	120.44	443.27	33.33	0	409.94
	DUDLEY	OIL	0110	RI	9380	0.00426995	8/8	157.69	12015.5	552.71	0
					S	76.2	NET	0.67	51.31	2.36	0	48.95
	DUDLEY	GAS	1209	RI	9385	0.00426995	8/8	18001	93999.35	7061.96	0
					S	5.22	NET	76.86	401.37	30.15	0	371.22
	DUDLEY	OIL	0210	RI	9880	0.00426995	8/8	392.91	29227	1344.45	0
					S	74.39	NET	1.68	124.8	5.74	0	119.06
	DUDLEY	GAS	0110	RI	10158	0.00426995	8/8	14319	82241.41	6177.66	0
					S	5.74	NET	61.14	351.17	26.38	0	324.79
	DUDLEY	GAS	0210	RI	10472	0.00426995	8/8	1633	8430.87	665.08	0
					S	5.16	NET	6.97	36	2.84	0	33.16
	DUDLEY	GAS	0410	RI	10787	0.00426995	8/8	2841.37	11308.66	850.11	0
					S	3.98	NET	12.13	48.29	3.63	0	44.66
	DUDLEY	OIL	0410	RI	10788	0.00426995	8/8	196.42	16235.68	746.84	0
					S	82.66	NET	0.84	69.33	3.19	0	66.14
	DUDLEY	GAS	0410	RI	10807	0.00426995	8/8	3000	11654.5	876.11	0
					S	3.88	NET	12.81	49.76	3.74	0	46.02
	DUDLEY	GAS	0210	RI	10808	0.00426995	8/8	5600	29146	2189.72	0
					S	5.2	NET	23.91	124.45	9.35	0	115.10
	DUDLEY	GAS	0310	RI	10808	0.00426995	8/8	10900	47005.5	3532.74	0
					S	4.31	NET	46.54	200.71	15.08	0	185.63
	EDUDLE	OIL	1109	RI	9061	0.00194641	8/8	189.54	14362.39	660.67	0
					S	75.77	NET	0.37	27.96	1.29	0	26.67
	EDUDLE	OIL	1209	RI	9061	0.00194641	8/8	189	13736.71	631.89	0
					S	72.68	NET	0.37	26.74	1.23	0	25.51
	EDUDLE	GAS	1109	RI	9062	0.00194641	8/8	28207	103812.54	7804.75	0
					S	3.68	NET	54.9	202.06	15.19	0	186.87
	EDUDLE	OIL	0110	RI	9380	0.00194641	8/8	157.69	12015.5	552.71	0
					S	76.2	NET	0.31	23.39	1.08	0	22.31
	EDUDLE	GAS	1209	RI	9385	0.00194641	8/8	18001	93999.35	7061.96	0
					S	5.22	NET	35.04	182.96	13.75	0	169.21
	EDUDLE	OIL	0210	RI	9880	0.00194641	8/8	392.91	29227	1344.45	0
					S	74.39	NET	0.76	56.89	2.62	0	54.27
	EDUDLE	GAS	0110	RI	10158	0.00194641	8/8	14319	82241.41	6177.66	0
					S	5.74	NET	27.87	160.08	12.02	0	148.06
	EDUDLE	GAS	0210	RI	10472	0.00194641	8/8	1633	8430.87	665.08	0
					S	5.16	NET	3.18	16.41	1.29	0	15.12
	EDUDLE	GAS	0410	RI	10787	0.00194641	8/8	2841.37	11308.66	850.11	0
					S	3.98	NET	5.53	22.01	1.65	0	20.36

Well	Owner	Prod	Prod	Int.	Voucher	Dec.Interest
Code	Code	Code	Mth.	Type	SuspCat	Price	Type	Volume	Value	Prod. Tax	Other Deds	Suspended
	EDUDLE	OIL	0410	RI	10788	0.00194641	8/8	196.42	16235.68	746.84	0
					S	82.66	NET	0.38	31.6	1.45	0	30.15
	EDUDLE	GAS	0410	RI	10807	0.00194641	8/8	3000	11654.5	876.11	0
					S	3.88	NET	5.84	22.68	1.71	0	20.97
	EDUDLE	GAS	0210	RI	10808	0.00194641	8/8	5600	29146	2189.72	0
					S	5.2	NET	10.9	56.73	4.26	0	52.47
	EDUDLE	GAS	0310	RI	10808	0.00194641	8/8	10900	47005.5	3532.74	0
					S	4.31	NET	21.22	91.49	6.88	0	84.61
	GLADYC	OIL	1109	RI	9061	0.00209288	8/8	189.54	14362.39	660.67	0
					S	75.77	NET	0.4	30.06	1.38	0	28.68
	GLADYC	OIL	1209	RI	9061	0.00209288	8/8	189	13736.71	631.89	0
					S	72.68	NET	0.4	28.75	1.32	0	27.43
	GLADYC	GAS	1109	RI	9062	0.00209288	8/8	28207	103812.54	7804.75	0
					S	3.68	NET	59.03	217.27	16.33	0	200.94
	GLADYC	OIL	0110	RI	9380	0.00209288	8/8	157.69	12015.5	552.71	0
					S	76.2	NET	0.33	25.15	1.16	0	23.99
	GLADYC	GAS	1209	RI	9385	0.00209288	8/8	18001	93999.35	7061.96	0
					S	5.22	NET	37.67	196.73	14.78	0	181.95
	GLADYC	OIL	0210	RI	9880	0.00209288	8/8	392.91	29227	1344.45	0
					S	74.39	NET	0.82	61.17	2.81	0	58.36
	GLADYC	GAS	0110	RI	10158	0.00209288	8/8	14319	82241.41	6177.66	0
					S	5.74	NET	29.97	172.12	12.93	0	159.19
	GLADYC	GAS	0210	RI	10472	0.00209288	8/8	1633	8430.87	665.08	0
					S	5.16	NET	3.42	17.64	1.39	0	16.25
	GLADYC	GAS	0410	RI	10787	0.00209288	8/8	2841.37	11308.66	850.11	0
					S	3.98	NET	5.95	23.67	1.78	0	21.89
	GLADYC	OIL	0410	RI	10788	0.00209288	8/8	196.42	16235.68	746.84	0
					S	82.66	NET	0.41	33.98	1.56	0	32.42
	GLADYC	GAS	0410	RI	10807	0.00209288	8/8	3000	11654.5	876.11	0
					S	3.88	NET	6.28	24.39	1.83	0	22.56
	GLADYC	GAS	0210	RI	10808	0.00209288	8/8	5600	29146	2189.72	0
					S	5.2	NET	11.72	61	4.58	0	56.42
	GLADYC	GAS	0310	RI	10808	0.00209288	8/8	10900	47005.5	3532.74	0
					S	4.31	NET	22.81	98.38	7.39	0	90.99
	GMEADO	OIL	1109	RI	9061	0.0007524	8/8	189.54	14362.39	660.67	0
					S	75.77	NET	0.14	10.81	0.5	0	10.31
	GMEADO	OIL	1209	RI	9061	0.0007524	8/8	189	13736.71	631.89	0
					S	72.68	NET	0.14	10.34	0.48	0	9.86
	GMEADO	GAS	1109	RI	9062	0.0007524	8/8	28207	103812.54	7804.75	0
					S	3.68	NET	21.22	78.11	5.87	0	72.24
	GMEADO	OIL	0110	RI	9380	0.0007524	8/8	157.69	12015.5	552.71	0
					S	76.2	NET	0.12	9.04	0.42	0	8.62

Well	Owner	Prod	Prod	Int.	Voucher	Dec.Interest
Code	Code	Code	Mth.	Type	SuspCat	Price	Type	Volume	Value	Prod. Tax	Other Deds	Suspended
	GMEADO	GAS	1209	RI	9385	0.0007524	8/8	18001	93999.35	7061.96	0
					S	5.22	NET	13.54	70.73	5.31	0	65.42
	GMEADO	OIL	0210	RI	9880	0.0007524	8/8	392.91	29227	1344.45	0
					S	74.39	NET	0.3	21.99	1.01	0	20.98
	GMEADO	GAS	0110	RI	10158	0.0007524	8/8	14319	82241.41	6177.66	0
					S	5.74	NET	10.77	61.88	4.65	0	57.23
	GMEADO	GAS	0210	RI	10472	0.0007524	8/8	1633	8430.87	665.08	0
					S	5.16	NET	1.23	6.34	0.5	0	5.84
	GMEADO	GAS	0410	RI	10787	0.0007524	8/8	2841.37	11308.66	850.11	0
					S	3.98	NET	2.14	8.51	0.64	0	7.87
	GMEADO	OIL	0410	RI	10788	0.0007524	8/8	196.42	16235.68	746.84	0
					S	82.66	NET	0.15	12.22	0.56	0	11.66
	GMEADO	GAS	0410	RI	10807	0.0007524	8/8	3000	11654.5	876.11	0
					S	3.88	NET	2.26	8.77	0.66	0	8.11
	GMEADO	GAS	0210	RI	10808	0.0007524	8/8	5600	29146	2189.72	0
					S	5.2	NET	4.21	21.93	1.65	0	20.28
	GMEADO	GAS	0310	RI	10808	0.0007524	8/8	10900	47005.5	3532.74	0
					S	4.31	NET	8.2	35.37	2.66	0	32.71
	HARRIE	OIL	1109	RI	9061	0.0023357	8/8	189.54	14362.39	660.67	0
					S	75.77	NET	0.44	33.55	1.54	0	32.01
	HARRIE	OIL	1209	RI	9061	0.0023357	8/8	189	13736.71	631.89	0
					S	72.68	NET	0.44	32.08	1.48	0	30.60
	HARRIE	GAS	1109	RI	9062	0.0023357	8/8	28207	103812.54	7804.75	0
					S	3.68	NET	65.88	242.47	18.23	0	224.24
	HARRIE	OIL	0110	RI	9380	0.0023357	8/8	157.69	12015.5	552.71	0
					S	76.2	NET	0.37	28.06	1.29	0	26.77
	HARRIE	GAS	1209	RI	9385	0.0023357	8/8	18001	93999.35	7061.96	0
					S	5.22	NET	42.04	219.55	16.49	0	203.06
	HARRIE	OIL	0210	RI	9880	0.0023357	8/8	392.91	29227	1344.45	0
					S	74.39	NET	0.92	68.27	3.14	0	65.13
	HARRIE	GAS	0110	RI	10158	0.0023357	8/8	14319	82241.41	6177.66	0
					S	5.74	NET	33.44	192.09	14.43	0	177.66
	HARRIE	GAS	0210	RI	10472	0.0023357	8/8	1633	8430.87	665.08	0
					S	5.16	NET	3.81	19.69	1.55	0	18.14
	HARRIE	GAS	0410	RI	10787	0.0023357	8/8	2841.37	11308.66	850.11	0
					S	3.98	NET	6.64	26.41	1.99	0	24.42
	HARRIE	OIL	0410	RI	10788	0.0023357	8/8	196.42	16235.68	746.84	0
					S	82.66	NET	0.46	37.92	1.74	0	36.18
	HARRIE	GAS	0410	RI	10807	0.0023357	8/8	3000	11654.5	876.11	0
					S	3.88	NET	7.01	27.22	2.05	0	25.17
	HARRIE	GAS	0210	RI	10808	0.0023357	8/8	5600	29146	2189.72	0
					S	5.2	NET	13.08	68.08	5.11	0	62.97

Well	Owner	Prod	Prod	Int.	Voucher	Dec.Interest
Code	Code	Code	Mth.	Type	SuspCat	Price	Type	Volume	Value	Prod. Tax	Other Deds	Suspended
	HARRIE	GAS	0310	RI	10808	0.0023357	8/8	10900	47005.5	3532.74	0
					S	4.31	NET	25.46	109.79	8.25	0	101.54
	JMBIV	OIL	1109	ORRI	9061	0.00052	8/8	189.54	14362.39	660.67	0
					S	75.77	NET	0.1	7.47	0.34	0	7.13
	JMBIV	OIL	1209	ORRI	9061	0.00052	8/8	189	13736.71	631.89	0
					S	72.68	NET	0.1	7.14	0.33	0	6.81
	JMBIV	GAS	1109	ORRI	9062	0.00052	8/8	28207	103812.54	7804.75	0
					S	3.68	NET	14.67	53.98	4.06	0	49.92
	JMBIV	OIL	0110	ORRI	9380	0.00052	8/8	157.69	12015.5	552.71	0
					S	76.2	NET	0.08	6.25	0.29	0	5.96
	JMBIV	GAS	1209	ORRI	9385	0.00052	8/8	18001	93999.35	7061.96	0
					S	5.22	NET	9.36	48.88	3.67	0	45.21
	JMBIV	OIL	0210	ORRI	9880	0.00052	8/8	392.91	29227	1344.45	0
					S	74.39	NET	0.2	15.2	0.7	0	14.50
	JMBIV	GAS	0110	ORRI	10158	0.00052	8/8	14319	82241.41	6177.66	0
					S	5.74	NET	7.45	42.77	3.21	0	39.56
	JMBIV	GAS	0210	ORRI	10472	0.00052	8/8	1633	8430.87	665.08	0
					S	5.16	NET	0.85	4.38	0.35	0	4.03
	JMBIV	GAS	0410	ORRI	10787	0.00052	8/8	2841.37	11308.66	850.11	0
					S	3.98	NET	1.48	5.88	0.44	0	5.44
	JMBIV	OIL	0410	ORRI	10788	0.00052	8/8	196.42	16235.68	746.84	0
					S	82.66	NET	0.1	8.44	0.39	0	8.05
	JMBIV	GAS	0410	ORRI	10807	0.00052	8/8	3000	11654.5	876.11	0
					S	3.88	NET	1.56	6.06	0.46	0	5.60
	JMBIV	GAS	0210	ORRI	10808	0.00052	8/8	5600	29146	2189.72	0
					S	5.2	NET	2.91	15.16	1.14	0	14.02
	JMBIV	GAS	0310	ORRI	10808	0.00052	8/8	10900	47005.5	3532.74	0
					S	4.31	NET	5.67	24.44	1.84	0	22.60
	JOEBRO	GAS	1109	RI	8042	0.248	8/8	28207	103812.54	7804.75	0
					S	3.68	NET	6995.34	25745.51	1935.58	0	23,809.93
	JOEBRO	OIL	1109	RI	8625	0.248	8/8	189.54	14362.39	660.67	0
					S	75.77	NET	47.01	3561.87	163.85	0	3,398.02
	JOEBRO	OIL	1209	RI	8625	0.248	8/8	189	13736.71	631.89	0
					S	72.68	NET	46.87	3406.7	156.71	0	3,249.99
	JOEBRO	OIL	1109	RI	8938	0.248	8/8	-189.54	-14362.39	-660.67	0
					S	75.77	NET	-47.01	-3561.87	-163.85	0	(3,398.02)
	JOEBRO	OIL	1209	RI	8938	0.248	8/8	-189	-13736.71	-631.89	0
					S	72.68	NET	-46.87	-3406.7	-156.71	0	(3,249.99)
	JOEBRO	GAS	1109	RI	8940	0.248	8/8	-28,207.00	-103812.54	-7804.75	0
					S	3.68	NET	-6995.34	-25745.51	-1935.58	0	(23,809.93)
	JOEBRO	GAS	1109	RI	8941	0.22435446	8/8	28207	103812.54	7804.75	0
					S	3.68	NET	6328.37	23290.81	1751.03	0	21,539.78

Well	Owner	Prod	Prod	Int.	Voucher	Dec.Interest
Code	Code	Code	Mth.	Type	SuspCat	Price	Type	Volume	Value	Prod. Tax	Other Deds	Suspended
	JOEBRO	OIL	1109	RI	8942	0.22435446	8/8	189.54	14362.39	660.67	0
					S	75.77	NET	42.52	3222.27	148.22	0	3,074.05
	JOEBRO	OIL	1209	RI	8942	0.22435446	8/8	189	13736.71	631.89	0
					S	72.68	NET	42.4	3081.89	141.77	0	2,940.12
	JOEBRO	GAS	1109	RI	8943	0.22435446	8/8	-28,207.00-	103812.54	-7804.75	0
					S	3.68	NET	-6328.37	-23290.81	-1751.03	0	(21,539.78)
	JOEBRO	GAS	1109	RI	8944	0.22435446	8/8	28207	103812.54	7804.75	0
					S	3.68	NET	6328.37	23290.81	1751.03	0	21,539.78
	JOEBRO	OIL	1109	RI	9054	0.22435446	8/8	-189.54	-14362.39	-660.67	0
					S	75.77	NET	-42.52	-3222.27	-148.22	0	(3,074.05)
	JOEBRO	OIL	1209	RI	9054	0.22435446	8/8	-189	-13736.71	-631.89	0
					S	72.68	NET	-42.4	-3081.89	-141.77	0	(2,940.12)
	JOEBRO	GAS	1109	RI	9055	0.22435446	8/8	-28,207.00	-103812.54	-7804.75	0
					S	3.68	NET	-6328.37	-23290.81	-1751.03	0	(21,539.78)
	KEEV2	OIL	1109	ORRI	9061	0.00013666	8/8	189.54	14362.39	660.67	0
					S	75.77	NET	0.03	1.96	0.09	0	1.87
	KEEV2	OIL	1209	ORRI	9061	0.00013666	8/8	189	13736.71	631.89	0
					S	72.68	NET	0.03	1.88	0.09	0	1.79
	KEEV2	GAS	1109	ORRI	9062	0.00013666	8/8	28207	103812.54	7804.75	0
					S	3.68	NET	3.85	14.19	1.07	0	13.12
	KEEV2	OIL	0110	ORRI	9380	0.00013666	8/8	157.69	12015.5	552.71	0
					S	76.2	NET	0.02	1.64	0.08	0	1.56
	KEEV2	GAS	1209	ORRI	9385	0.00013666	8/8	18001	93999.35	7061.96	0
					S	5.22	NET	2.46	12.85	0.97	0	11.88
	KEEV2	OIL	0210	ORRI	9880	0.00013666	8/8	392.91	29227	1344.45	0
					S	74.39	NET	0.05	3.99	0.18	0	3.81
	KEEV2	GAS	0110	ORRI	10158	0.00013666	8/8	14319	82241.41	6177.66	0
					S	5.74	NET	1.96	11.24	0.84	0	10.40
	KEEV2	GAS	0210	ORRI	10472	0.00013666	8/8	1633	8430.87	665.08	0
					S	5.16	NET	0.22	1.15	0.09	0	1.06
	KEEV2	GAS	0410	ORRI	10787	0.00013666	8/8	2841.37	11308.66	850.11	0
					S	3.98	NET	0.39	1.55	0.12	0	1.43
	KEEV2	OIL	0410	ORRI	10788	0.00013666	8/8	196.42	16235.68	746.84	0
					S	82.66	NET	0.03	2.22	0.1	0	2.12
	KEEV2	GAS	0410	ORRI	10807	0.00013666	8/8	3000	11654.5	876.11	0
					S	3.88	NET	0.41	1.59	0.12	0	1.47
	KEEV2	GAS	0210	ORRI	10808	0.00013666	8/8	5600	29146	2189.72	0
					S	5.2	NET	0.77	3.98	0.3	0	3.68
	KEEV2	GAS	0310	ORRI	10808	0.00013666	8/8	10900	47005.5	3532.74	0
					S	4.31	NET	1.49	6.42	0.48	0	5.94
	LOMAX	OIL	1109	RI	9061	0.0007524	8/8	189.54	14362.39	660.67	0
					S	75.77	NET	0.14	10.81	0.5	0	10.31

Well	Owner	Prod	Prod	Int.	Voucher	Dec.Interest
Code	Code	Code	Mth.	Type	SuspCat	Price	Type	Volume	Value	Prod. Tax	Other Deds	Suspended
	LOMAX	OIL	1209	RI	9061	0.0007524	8/8	189	13736.71	631.89	0
					S	72.68	NET	0.14	10.34	0.48	0	9.86
	LOMAX	GAS	1109	RI	9062	0.0007524	8/8	28207	103812.54	7804.75	0
					S	3.68	NET	21.22	78.11	5.87	0	72.24
	LOMAX	OIL	0110	RI	9380	0.0007524	8/8	157.69	12015.5	552.71	0
					S	76.2	NET	0.12	9.04	0.42	0	8.62
	LOMAX	GAS	1209	RI	9385	0.0007524	8/8	18001	93999.35	7061.96	0
					S	5.22	NET	13.54	70.73	5.31	0	65.42
	LOMAX	OIL	0210	RI	9880	0.0007524	8/8	392.91	29227	1344.45	0
					S	74.39	NET	0.3	21.99	1.01	0	20.98
	LOMAX	GAS	0110	RI	10158	0.0007524	8/8	14319	82241.41	6177.66	0
					S	5.74	NET	10.77	61.88	4.65	0	57.23
	LOMAX	GAS	0210	RI	10472	0.0007524	8/8	1633	8430.87	665.08	0
					S	5.16	NET	1.23	6.34	0.5	0	5.84
	LOMAX	GAS	0410	RI	10787	0.0007524	8/8	2841.37	11308.66	850.11	0
					S	3.98	NET	2.14	8.51	0.64	0	7.87
	LOMAX	OIL	0410	RI	10788	0.0007524	8/8	196.42	16235.68	746.84	0
					S	82.66	NET	0.15	12.22	0.56	0	11.66
	LOMAX	GAS	0410	RI	10807	0.0007524	8/8	3000	11654.5	876.11	0
					S	3.88	NET	2.26	8.77	0.66	0	8.11
	LOMAX	GAS	0210	RI	10808	0.0007524	8/8	5600	29146	2189.72	0
					S	5.2	NET	4.21	21.93	1.65	0	20.28
	LOMAX	GAS	0310	RI	10808	0.0007524	8/8	10900	47005.5	3532.74	0
					S	4.31	NET	8.2	35.37	2.66	0	32.71
	MILLE2	OIL	1109	ORRI	9061	0.00009112	8/8	189.54	14362.39	660.67	0
					S	75.77	NET	0.02	1.31	0.06	0	1.25
	MILLE2	OIL	1209	ORRI	9061	0.00009112	8/8	189	13736.71	631.89	0
					S	72.68	NET	0.02	1.25	0.06	0	1.19
	MILLE2	GAS	1109	ORRI	9062	0.00009112	8/8	28207	103812.54	7804.75	0
					S	3.68	NET	2.57	9.46	0.71	0	8.75
	MILLE2	OIL	0110	ORRI	9380	0.00009112	8/8	157.69	12015.5	552.71	0
					S	76.2	NET	0.01	1.09	0.05	0	1.04
	MILLE2	GAS	1209	ORRI	9385	0.00009112	8/8	18001	93999.35	7061.96	0
					S	5.22	NET	1.64	8.57	0.64	0	7.93
	MILLE2	OIL	0210	ORRI	9880	0.00009112	8/8	392.91	29227	1344.45	0
					S	74.39	NET	0.04	2.66	0.12	0	2.54
	MILLE2	GAS	0110	ORRI	10158	0.00009112	8/8	14319	82241.41	6177.66	0
					S	5.74	NET	1.3	7.49	0.56	0	6.93
	MILLE2	GAS	0210	ORRI	10472	0.00009112	8/8	1633	8430.87	665.08	0
					S	5.16	NET	0.15	0.77	0.06	0	0.71
	MILLE2	GAS	0410	ORRI	10787	0.00009112	8/8	2841.37	11308.66	850.11	0
					S	3.98	NET	0.26	1.03	0.08	0	0.95

Well	Owner	Prod	Prod	Int.	Voucher	Dec.Interest
Code	Code	Code	Mth.	Type	SuspCat	Price	Type	Volume	Value	Prod. Tax	Other Deds	Suspended
	MILLE2	OIL	0410	ORRI	10788	0.00009112	8/8	196.42	16235.68	746.84	0
					S	82.66	NET	0.02	1.48	0.07	0	1.41
	MILLE2	GAS	0410	ORRI	10807	0.00009112	8/8	3000	11654.5	876.11	0
					S	3.88	NET	0.27	1.06	0.08	0	0.98
	MILLE2	GAS	0210	ORRI	10808	0.00009112	8/8	5600	29146	2189.72	0
					S	5.2	NET	0.51	2.66	0.2	0	2.46
	MILLE2	GAS	0310	ORRI	10808	0.00009112	8/8	10900	47005.5	3532.74	0
					S	4.31	NET	0.99	4.28	0.32	0	3.96
	REINA2	OIL	1109	ORRI	9061	0.002	8/8	189.54	14362.39	660.67	0
					S	75.77	NET	0.38	28.72	1.32	0	27.40
	REINA2	OIL	1209	ORRI	9061	0.002	8/8	189	13736.71	631.89	0
					S	72.68	NET	0.38	27.47	1.26	0	26.21
	REINA2	GAS	1109	ORRI	9062	0.002	8/8	28207	103812.54	7804.75	0
					S	3.68	NET	56.41	207.63	15.61	0	192.02
	REINA2	OIL	0110	ORRI	9380	0.002	8/8	157.69	12015.5	552.71	0
					S	76.2	NET	0.32	24.03	1.11	0	22.92
	REINA2	GAS	1209	ORRI	9385	0.002	8/8	18001	93999.35	7061.96	0
					S	5.22	NET	36	188	14.12	0	173.88
	REINA2	OIL	0210	ORRI	9880	0.002	8/8	392.91	29227	1344.45	0
					S	74.39	NET	0.79	58.45	2.69	0	55.76
	REINA2	GAS	0110	ORRI	10158	0.002	8/8	14319	82241.41	6177.66	0
					S	5.74	NET	28.64	164.48	12.36	0	152.12
	REINA2	GAS	0210	ORRI	10472	0.002	8/8	1633	8430.87	665.08	0
					S	5.16	NET	3.27	16.86	1.33	0	15.53
	REINA2	GAS	0410	ORRI	10787	0.002	8/8	2841.37	11308.66	850.11	0
					S	3.98	NET	5.68	22.62	1.7	0	20.92
	REINA2	OIL	0410	ORRI	10788	0.002	8/8	196.42	16235.68	746.84	0
					S	82.66	NET	0.39	32.47	1.49	0	30.98
	REINA2	GAS	0410	ORRI	10807	0.002	8/8	3000	11654.5	876.11	0
					S	3.88	NET	6	23.31	1.75	0	21.56
	REINA2	GAS	0210	ORRI	10808	0.002	8/8	5600	29146	2189.72	0
					S	5.2	NET	11.2	58.29	4.38	0	53.91
	REINA2	GAS	0310	ORRI	10808	0.002	8/8	10900	47005.5	3532.74	0
					S	4.31	NET	21.8	94.01	7.07	0	86.94
	SHORT	OIL	0210	ORRI	9880	0.00226666	8/8	392.91	29227	1344.45	0
					S	74.39	NET	0.89	66.25	3.05	0	63.20
	SHORT	GAS	0110	ORRI	10158	0.00226666	8/8	14319	82241.41	6177.66	0
					S	5.74	NET	32.46	186.41	14	0	172.41
	SHORT	GAS	0210	ORRI	10472	0.00226666	8/8	1633	8430.87	665.08	0
					S	5.16	NET	3.7	19.11	1.51	0	17.60
	SHORT	GAS	0410	ORRI	10787	0.00226666	8/8	2841.37	11308.66	850.11	0
					S	3.98	NET	6.44	25.63	1.93	0	23.70

Well	Owner	Prod	Prod	Int.	Voucher	Dec.Interest
Code	Code	Code	Mth.	Type	SuspCat	Price	Type	Volume	Value	Prod. Tax	Other Deds	Suspended
	SHORT	OIL	0410	ORRI	10788	0.00226666	8/8	196.42	16235.68	746.84	0
					S	82.66	NET	0.45	36.8	1.69	0	35.11
	SHORT	GAS	0410	ORRI	10807	0.00226666	8/8	3000	11654.5	876.11	0
					S	3.88	NET	6.8	26.42	1.99	0	24.43
	SHORT	GAS	0210	ORRI	10808	0.00226666	8/8	5600	29146	2189.72	0
					S	5.2	NET	12.69	66.06	4.96	0	61.10
	SHORT	GAS	0310	ORRI	10808	0.00226666	8/8	10900	47005.5	3532.74	0
					S	4.31	NET	24.71	106.55	8.01	0	98.54
	SUMBE2	OIL	1109	ORRI	9061	0.00013666	8/8	189.54	14362.39	660.67	0
					S	75.77	NET	0.03	1.96	0.09	0	1.87
	SUMBE2	OIL	1209	ORRI	9061	0.00013666	8/8	189	13736.71	631.89	0
					S	72.68	NET	0.03	1.88	0.09	0	1.79
	SUMBE2	GAS	1109	ORRI	9062	0.00013666	8/8	28207	103812.54	7804.75	0
					S	3.68	NET	3.85	14.19	1.07	0	13.12
	SUMBE2	OIL	0110	ORRI	9380	0.00013666	8/8	157.69	12015.5	552.71	0
					S	76.2	NET	0.02	1.64	0.08	0	1.56
	SUMBE2	GAS	1209	ORRI	9385	0.00013666	8/8	18001	93999.35	7061.96	0
					S	5.22	NET	2.46	12.85	0.97	0	11.88
	SUMBE2	OIL	0210	ORRI	9880	0.00013666	8/8	392.91	29227	1344.45	0
					S	74.39	NET	0.05	3.99	0.18	0	3.81
	SUMBE2	GAS	0110	ORRI	10158	0.00013666	8/8	14319	82241.41	6177.66	0
					S	5.74	NET	1.96	11.24	0.84	0	10.40
	SUMBE2	GAS	0210	ORRI	10472	0.00013666	8/8	1633	8430.87	665.08	0
					S	5.16	NET	0.22	1.15	0.09	0	1.06
	SUMBE2	GAS	0410	ORRI	10787	0.00013666	8/8	2841.37	11308.66	850.11	0
					S	3.98	NET	0.39	1.55	0.12	0	1.43
	SUMBE2	OIL	0410	ORRI	10788	0.00013666	8/8	196.42	16235.68	746.84	0
					S	82.66	NET	0.03	2.22	0.1	0	2.12
	SUMBE2	GAS	0410	ORRI	10807	0.00013666	8/8	3000	11654.5	876.11	0
					S	3.88	NET	0.41	1.59	0.12	0	1.47
	SUMBE2	GAS	0210	ORRI	10808	0.00013666	8/8	5600	29146	2189.72	0
					S	5.2	NET	0.77	3.98	0.3	0	3.68
	SUMBE2	GAS	0310	ORRI	10808	0.00013666	8/8	10900	47005.5	3532.74	0
					S	4.31	NET	1.49	6.42	0.48	0	5.94
	WILKE2	OIL	1109	ORRI	9061	0.00041	8/8	189.54	14362.39	660.67	0
					S	75.77	NET	0.08	5.89	0.27	0	5.62
	WILKE2	OIL	1209	ORRI	9061	0.00041	8/8	189	13736.71	631.89	0
					S	72.68	NET	0.08	5.63	0.26	0	5.37
	WILKE2	GAS	1109	ORRI	9062	0.00041	8/8	28207	103812.54	7804.75	0
					S	3.68	NET	11.56	42.56	3.2	0	39.36
	WILKE2	OIL	0110	ORRI	9380	0.00041	8/8	157.69	12015.5	552.71	0
					S	76.2	NET	0.06	4.93	0.23	0	4.70

Well	Owner	Prod	Prod	Int.	Voucher	Dec.Interest
Code	Code	Code	Mth.	Type	SuspCat	Price	Type	Volume	Value	Prod. Tax	Other Deds	Suspended
	WILKE2	GAS	1209	ORRI	9385	0.00041	8/8	18001	93999.35	7061.96	0
					S	5.22	NET	7.38	38.54	2.9	0	35.64
	WILKE2	OIL	0210	ORRI	9880	0.00041	8/8	392.91	29227	1344.45	0
					S	74.39	NET	0.16	11.98	0.55	0	11.43
	WILKE2	GAS	0110	ORRI	10158	0.00041	8/8	14319	82241.41	6177.66	0
					S	5.74	NET	5.87	33.72	2.53	0	31.19
	WILKE2	GAS	0210	ORRI	10472	0.00041	8/8	1633	8430.87	665.08	0
					S	5.16	NET	0.67	3.46	0.27	0	3.19
	WILKE2	GAS	0410	ORRI	10787	0.00041	8/8	2841.37	11308.66	850.11	0
					S	3.98	NET	1.16	4.64	0.35	0	4.29
	WILKE2	OIL	0410	ORRI	10788	0.00041	8/8	196.42	16235.68	746.84	0
					S	82.66	NET	0.08	6.66	0.31	0	6.35
	WILKE2	GAS	0410	ORRI	10807	0.00041	8/8	3000	11654.5	876.11	0
					S	3.88	NET	1.23	4.78	0.36	0	4.42
	WILKE2	GAS	0210	ORRI	10808	0.00041	8/8	5600	29146	2189.72	0
					S	5.2	NET	2.3	11.95	0.9	0	11.05
	WILKE2	GAS	0310	ORRI	10808	0.00041	8/8	10900	47005.5	3532.74	0
					S	4.31	NET	4.47	19.27	1.45	0	17.82
	WPTC2	OIL	1109	ORRI	9061	0.00063778	8/8	189.54	14362.39	660.67	0
					S	75.77	NET	0.11	9.11	0.46	0	8.65
	WPTC2	OIL	1209	ORRI	9061	0.00063778	8/8	189	13736.71	631.89	0
					S	72.68	NET	0.08	8.78	0.33	0	8.45
	WPTC2	GAS	1109	ORRI	9062	0.00063778	8/8	28207	103812.54	7804.75	0
					S	3.68	NET	18.06	66.26	5.01	0	61.25
	WPTC2	OIL	0110	ORRI	9380	0.00063778	8/8	157.69	12015.5	552.71	0
					S	76.2	NET	0.08	7.66	0.34	0	7.32
	WPTC2	GAS	1209	ORRI	9385	0.00063778	8/8	18001	93999.35	7061.96	0
					S	5.22	NET	11.58	59.95	4.52	0	55.43
	WPTC2	OIL	0210	ORRI	9880	0.00063778	8/8	392.91	29227	1344.45	0
					S	74.39	NET	0.26	18.61	0.83	0	17.78
	WPTC2	GAS	0110	ORRI	10158	0.00063778	8/8	14319	82241.41	6177.66	0
					S	5.74	NET	9.19	52.53	3.89	0	48.64
	WPTC2	GAS	0210	ORRI	10472	0.00063778	8/8	1633	8430.87	665.08	0
					S	5.16	NET	1.09	5.43	0.39	0	5.04
	WPTC2	GAS	0410	ORRI	10787	0.00063778	8/8	2841.37	11308.66	850.11	0
					S	3.98	NET	1.8	7.2	0.51	0	6.69
	WPTC2	OIL	0410	ORRI	10788	0.00063778	8/8	196.42	16235.68	746.84	0
					S	82.66	NET	0.09	10.31	0.53	0	9.78
	WPTC2	GAS	0410	ORRI	10807	0.00063778	8/8	3000	11654.5	876.11	0
					S	3.88	NET	1.85	7.45	0.51	0	6.94
	WPTC2	GAS	0210	ORRI	10808	0.00063778	8/8	5600	29146	2189.72	0
					S	5.2	NET	3.58	18.57	1.37	0	17.20

Well	Owner	Prod	Prod	Int.	Voucher	Dec.Interest
Code	Code	Code	Mth.	Type	SuspCat	Price	Type	Volume	Value	Prod. Tax	Other Deds	Suspended
	WPTC2	GAS	0310	ORRI	10808	0.00063778	8/8	10900	47005.5	3532.74	0
					S	4.31	NET	6.96	30.04	2.22	0	27.82
Well	Total						NET	5408.97	29935.68	2093.39	0	27,842.29
TX3650003	Hinchen #2
	AHINCH	GAS	0210	RI	10160	0.0011859	8/8	5051	30293.42	2275.38	0
					S	6	NET	5.99	35.92	2.7	0	33.22
	AHINCH	GAS	0310	RI	10594	0.0011859	8/8	17609	90135.44	6771.9	0
					S	5.12	NET	20.88	106.89	8.03	0	98.86
	AHINCH	OIL	0410	RI	10788	0.0011859	8/8	193.91	15582.22	716.78	0
					S	80.36	NET	0.23	18.48	0.85	0	17.63
	AHINCH	GAS	0210	RI	10817	0.0011859	8/8	-5051	-30293.42	0	0
					S	6	NET	-5.99	-35.92	0	0	(35.92)
	AHINCH	GAS	0210	RI	10817	0.0011859	8/8	5051	28336.5	0	0
					S	5.61	NET	5.99	33.6	0	0	33.60
	AHINCH	GAS	0410	RI	10817	0.0011859	8/8	9435	44328.69	3330.91	0
					S	4.7	NET	11.19	52.57	3.95	0	48.62
	AHINCH	GAS	0210	RI	10955	0.0011859	8/8	5051	30293.42	0	0
					S	6	NET	5.99	35.92	0	0	35.92
	AHINCH	GAS	0210	RI	10955	0.0011859	8/8	-5051	-28336.5	0	0
					S	5.61	NET	-5.99	-33.6	0	0	(33.60)
	AHINCH	GAS	0210	RI	10955	0.0011859	8/8	-5051	-30293.42	-2275.38	0
					S	6	NET	-5.99	-35.92	-2.7	0	(33.22)
	AHINCH	GAS	0210	RI	10955	0.0011859	8/8	5051	28336.5	2128.39	0
					S	5.61	NET	5.99	33.6	2.52	0	31.08
	AJONES	GAS	0210	RI	10160	0.00948719	8/8	5051	30293.42	2275.38	0
					S	6	NET	47.92	287.4	21.59	0	265.81
	AJONES	GAS	0310	RI	10594	0.00948719	8/8	17609	90135.44	6771.9	0
					S	5.12	NET	167.06	855.13	64.25	0	790.88
	AJONES	OIL	0410	RI	10788	0.00948719	8/8	193.91	15582.22	716.78	0
					S	80.36	NET	1.84	147.83	6.8	0	141.03
	AJONES	GAS	0210	RI	10817	0.00948719	8/8	-5051	-30293.42	0	0
					S	6	NET	-47.92	-287.4	0	0	(287.40)
	AJONES	GAS	0210	RI	10817	0.00948719	8/8	5051	28336.5	0	0
					S	5.61	NET	47.92	268.83	0	0	268.83
	AJONES	GAS	0410	RI	10817	0.00948719	8/8	9435	44328.69	3330.91	0
					S	4.7	NET	89.51	420.55	31.6	0	388.95
	AJONES	GAS	0210	RI	10955	0.00948719	8/8	5051	30293.42	0	0
					S	6	NET	47.92	287.4	0	0	287.40
	AJONES	GAS	0210	RI	10955	0.00948719	8/8	-5051	-28336.5	0	0
					S	5.61	NET	-47.92	-268.83	0	0	(268.83)
	AJONES	GAS	0210	RI	10955	0.00948719	8/8	-5051	-30293.42	-2275.38	0
					S	6	NET	-47.92	-287.4	-21.59	0	(265.81)

Well	Owner	Prod	Prod	Int.	Voucher	Dec.Interest
Code	Code	Code	Mth.	Type	SuspCat	Price	Type	Volume	Value	Prod. Tax	Other Deds	Suspended
	AJONES	GAS	0210	RI	10955	0.00948719	8/8	5051	28336.5	2128.39	0
					S	5.61	NET	47.92	268.83	20.19	0	248.64
	ALAWRE	GAS	0210	RI	10160	0.00415065	8/8	5051	30293.42	2275.38	0
					S	6	NET	20.96	125.74	9.44	0	116.30
	ALAWRE	GAS	0310	RI	10594	0.00415065	8/8	17609	90135.44	6771.9	0
					S	5.12	NET	73.09	374.12	28.11	0	346.01
	ALAWRE	OIL	0410	RI	10788	0.00415065	8/8	193.91	15582.22	716.78	0
					S	80.36	NET	0.8	64.68	2.98	0	61.70
	ALAWRE	GAS	0210	RI	10817	0.00415065	8/8	-5051	-30293.42	0	0
					S	6	NET	-20.96	-125.74	0	0	(125.74)
	ALAWRE	GAS	0210	RI	10817	0.00415065	8/8	5051	28336.5	0	0
					S	5.61	NET	20.96	117.61	0	0	117.61
	ALAWRE	GAS	0410	RI	10817	0.00415065	8/8	9435	44328.69	3330.91	0
					S	4.7	NET	39.16	183.99	13.83	0	170.16
	ALAWRE	GAS	0210	RI	10955	0.00415065	8/8	5051	30293.42	0	0
					S	6	NET	20.96	125.74	0	0	125.74
	ALAWRE	GAS	0210	RI	10955	0.00415065	8/8	-5051	-28336.5	0	0
					S	5.61	NET	-20.96	-117.61	0	0	(117.61)
	ALAWRE	GAS	0210	RI	10955	0.00415065	8/8	-5051	-30293.42	-2275.38	0
					S	6	NET	-20.96	-125.74	-9.44	0	(116.30)
	ALAWRE	GAS	0210	RI	10955	0.00415065	8/8	5051	28336.5	2128.39	0
					S	5.61	NET	20.96	117.61	8.83	0	108.78
	ANSTEP	GAS	0210	RI	10160	0.00008086	8/8	5051	30293.42	2275.38	0
					S	6	NET	0.41	2.45	0.18	0	2.27
	ANSTEP	GAS	0310	RI	10594	0.00008086	8/8	17609	90135.44	6771.9	0
					S	5.12	NET	1.42	7.29	0.55	0	6.74
	ANSTEP	OIL	0410	RI	10788	0.00008086	8/8	193.91	15582.22	716.78	0
					S	80.36	NET	0.02	1.26	0.06	0	1.20
	ANSTEP	GAS	0210	RI	10817	0.00008086	8/8	-5051	-30293.42	0	0
					S	6	NET	-0.41	-2.45	0	0	(2.45)
	ANSTEP	GAS	0210	RI	10817	0.00008086	8/8	5051	28336.5	0	0
					S	5.61	NET	0.41	2.29	0	0	2.29
	ANSTEP	GAS	0410	RI	10817	0.00008086	8/8	9435	44328.69	3330.91	0
					S	4.7	NET	0.76	3.58	0.27	0	3.31
	ANSTEP	GAS	0210	RI	10955	0.00008086	8/8	5051	30293.42	0	0
					S	6	NET	0.41	2.45	0	0	2.45
	ANSTEP	GAS	0210	RI	10955	0.00008086	8/8	-5051	-28336.5	0	0
					S	5.61	NET	-0.41	-2.29	0	0	(2.29)
	ANSTEP	GAS	0210	RI	10955	0.00008086	8/8	-5051	-30293.42	-2275.38	0
					S	6	NET	-0.41	-2.45	-0.18	0	(2.27)
	ANSTEP	GAS	0210	RI	10955	0.00008086	8/8	5051	28336.5	2128.39	0
					S	5.61	NET	0.41	2.29	0.17	0	2.12

Well	Owner	Prod	Prod	Int.	Voucher	Dec.Interest
Code	Code	Code	Mth.	Type	SuspCat	Price	Type	Volume	Value	Prod. Tax	Other Deds	Suspended
	ARHINC	GAS	0210	RI	10160	0.0011859	8/8	5051	30293.42	2275.38	0
					S	6	NET	5.99	35.92	2.7	0	33.22
	ARHINC	GAS	0310	RI	10594	0.0011859	8/8	17609	90135.44	6771.9	0
					S	5.12	NET	20.88	106.89	8.03	0	98.86
	ARHINC	OIL	0410	RI	10788	0.0011859	8/8	193.91	15582.22	716.78	0
					S	80.36	NET	0.23	18.48	0.85	0	17.63
	ARHINC	GAS	0210	RI	10817	0.0011859	8/8	-5051	-30293.42	0	0
					S	6	NET	-5.99	-35.92	0	0	(35.92)
	ARHINC	GAS	0210	RI	10817	0.0011859	8/8	5051	28336.5	0	0
					S	5.61	NET	5.99	33.6	0	0	33.60
	ARHINC	GAS	0410	RI	10817	0.0011859	8/8	9435	44328.69	3330.91	0
					S	4.7	NET	11.19	52.57	3.95	0	48.62
	ARHINC	GAS	0210	RI	10955	0.0011859	8/8	5051	30293.42	0	0
					S	6	NET	5.99	35.92	0	0	35.92
	ARHINC	GAS	0210	RI	10955	0.0011859	8/8	-5051	-28336.5	0	0
					S	5.61	NET	-5.99	-33.6	0	0	(33.60)
	ARHINC	GAS	0210	RI	10955	0.0011859	8/8	-5051	-30293.42	-2275.38	0
					S	6	NET	-5.99	-35.92	-2.7	0	(33.22)
	ARHINC	GAS	0210	RI	10955	0.0011859	8/8	5051	28336.5	2128.39	0
					S	5.61	NET	5.99	33.6	2.52	0	31.08
	AROUGE	GAS	0210	RI	10160	0.00415065	8/8	5051	30293.42	2275.38	0
					S	6	NET	20.96	125.74	9.44	0	116.30
	AROUGE	GAS	0310	RI	10594	0.00415065	8/8	17609	90135.44	6771.9	0
					S	5.12	NET	73.09	374.12	28.11	0	346.01
	AROUGE	OIL	0410	RI	10788	0.00415065	8/8	193.91	15582.22	716.78	0
					S	80.36	NET	0.8	64.68	2.98	0	61.70
	AROUGE	GAS	0210	RI	10817	0.00415065	8/8	-5051	-30293.42	0	0
					S	6	NET	-20.96	-125.74	0	0	(125.74)
	AROUGE	GAS	0210	RI	10817	0.00415065	8/8	5051	28336.5	0	0
					S	5.61	NET	20.96	117.61	0	0	117.61
	AROUGE	GAS	0410	RI	10817	0.00415065	8/8	9435	44328.69	3330.91	0
					S	4.7	NET	39.16	183.99	13.83	0	170.16
	AROUGE	GAS	0210	RI	10955	0.00415065	8/8	5051	30293.42	0	0
					S	6	NET	20.96	125.74	0	0	125.74
	AROUGE	GAS	0210	RI	10955	0.00415065	8/8	-5051	-28336.5	0	0
					S	5.61	NET	-20.96	-117.61	0	0	(117.61)
	AROUGE	GAS	0210	RI	10955	0.00415065	8/8	-5051	-30293.42	-2275.38	0
					S	6	NET	-20.96	-125.74	-9.44	0	(116.30)
	AROUGE	GAS	0210	RI	10955	0.00415065	8/8	5051	28336.5	2128.39	0
					S	5.61	NET	20.96	117.61	8.83	0	108.78
	AWHITE	GAS	0210	RI	10160	0.00014824	8/8	5051	30293.42	2275.38	0
					S	6	NET	0.75	4.49	0.34	0	4.15

Well	Owner	Prod	Prod	Int.	Voucher	Dec.Interest
Code	Code	Code	Mth.	Type	SuspCat	Price	Type	Volume	Value	Prod. Tax	Other Deds	Suspended
	AWHITE	GAS	0310	RI	10594	0.00014824	8/8	17609	90135.44	6771.9	0
					S	5.12	NET	2.61	13.36	1	0	12.36
	AWHITE	OIL	0410	RI	10788	0.00014824	8/8	193.91	15582.22	716.78	0
					S	80.36	NET	0.03	2.31	0.11	0	2.20
	AWHITE	GAS	0210	RI	10817	0.00014824	8/8	-5051	-30293.42	0	0
					S	6	NET	-0.75	-4.49	0	0	(4.49)
	AWHITE	GAS	0210	RI	10817	0.00014824	8/8	5051	28336.5	0	0
					S	5.61	NET	0.75	4.2	0	0	4.20
	AWHITE	GAS	0410	RI	10817	0.00014824	8/8	9435	44328.69	3330.91	0
					S	4.7	NET	1.4	6.57	0.49	0	6.08
	AWHITE	GAS	0210	RI	10955	0.00014824	8/8	5051	30293.42	0	0
					S	6	NET	0.75	4.49	0	0	4.49
	AWHITE	GAS	0210	RI	10955	0.00014824	8/8	-5051	-28336.5	0	0
					S	5.61	NET	-0.75	-4.2	0	0	(4.20)
	AWHITE	GAS	0210	RI	10955	0.00014824	8/8	-5051	-30293.42	-2275.38	0
					S	6	NET	-0.75	-4.49	-0.34	0	(4.15)
	AWHITE	GAS	0210	RI	10955	0.00014824	8/8	5051	28336.5	2128.39	0
					S	5.61	NET	0.75	4.2	0.32	0	3.88
	BHINCH	GAS	0210	RI	10160	0.0023718	8/8	5051	30293.42	2275.38	0
					S	6	NET	11.98	71.85	5.4	0	66.45
	BHINCH	GAS	0310	RI	10594	0.0023718	8/8	17609	90135.44	6771.9	0
					S	5.12	NET	41.77	213.78	16.06	0	197.72
	BHINCH	OIL	0410	RI	10788	0.0023718	8/8	193.91	15582.22	716.78	0
					S	80.36	NET	0.46	36.96	1.7	0	35.26
	BHINCH	GAS	0210	RI	10817	0.0023718	8/8	-5051	-30293.42	0	0
					S	6	NET	-11.98	-71.85	0	0	(71.85)
	BHINCH	GAS	0210	RI	10817	0.0023718	8/8	5051	28336.5	0	0
					S	5.61	NET	11.98	67.21	0	0	67.21
	BHINCH	GAS	0410	RI	10817	0.0023718	8/8	9435	44328.69	3330.91	0
					S	4.7	NET	22.38	105.14	7.9	0	97.24
	BHINCH	GAS	0210	RI	10955	0.0023718	8/8	5051	30293.42	0	0
					S	6	NET	11.98	71.85	0	0	71.85
	BHINCH	GAS	0210	RI	10955	0.0023718	8/8	-5051	-28336.5	0	0
					S	5.61	NET	-11.98	-67.21	0	0	(67.21)
	BHINCH	GAS	0210	RI	10955	0.0023718	8/8	-5051	-30293.42	-2275.38	0
					S	6	NET	-11.98	-71.85	-5.4	0	(66.45)
	BHINCH	GAS	0210	RI	10955	0.0023718	8/8	5051	28336.5	2128.39	0
					S	5.61	NET	11.98	67.21	5.05	0	62.16
	BNEAL	GAS	0210	RI	10160	0.00022236	8/8	5051	30293.42	2275.38	0
					S	6	NET	1.12	6.74	0.51	0	6.23
	BNEAL	GAS	0310	RI	10594	000022236	8/8	17609	90135.44	6771.9	0
					S	5.12	NET	3.92	20.04	1.51	0	18.53

Well	Owner	Prod	Prod	Int.	Voucher	Dec.Interest
Code	Code	Code	Mth.	Type	SuspCat	Price	Type	Volume	Value	Prod. Tax	Other Deds	Suspended
	BNEAL	OIL	0410	RI	10788	0.00022236	8/8	193.91	15582.22	716.78	0
					S	80.36	NET	0.04	3.46	0.16	0	3.30
	BNEAL	GAS	0210	RI	10817	0.00022236	8/8	-5051	-30293.42	0	0
					S	6	NET	-1.12	-6.74	0	0	(6.74)
	BNEAL	GAS	0210	RI	10817	0.00022236	8/8	5051	28336.5	0	0
					S	5.61	NET	1.12	6.3	0	0	6.30
	BNEAL	GAS	0410	RI	10817	0.00022236	8/8	9435	44328.69	3330.91	0
					S	4.7	NET	2.1	9.86	0.74	0	9.12
	BNEAL	GAS	0210	RI	10955	0.00022236	8/8	5051	30293.42	0	0
					S	6	NET	1.12	6.74	0	0	6.74
	BNEAL	GAS	0210	RI	10955	0.00022236	8/8	-5051	-28336.5	0	0
					S	5.61	NET	-1.12	-6.3	0	0	(6.30)
	BNEAL	GAS	0210	RI	10955	0.00022236	8/8	-5051	-30293.42	-2275.38	0
					S	6	NET	-1.12	-6.74	-0.51	0	(6.23)
	BNEAL	GAS	0210	RI	10955	0.00022236	8/8	5051	28336.5	2128.39	0
					S	5.61	NET	1.12	6.3	0.47	0	5.83
	BROBIN	GAS	0210	RI	10160	0.0011859	8/8	5051	30293.42	2275.38	0
					S	6	NET	5.99	35.92	2.7	0	33.22
	BROBIN	GAS	0310	RI	10594	0.0011859	8/8	17609	90135.44	6771.9	0
					S	5.12	NET	20.88	106.89	8.03	0	98.86
	BROBIN	OIL	0410	RI	10788	0.0011859	8/8	193.91	15582.22	716.78	0
					S	80.36	NET	0.23	18.48	0.85	0	17.63
	BROBIN	GAS	0210	RI	10817	0.0011859	8/8	-5051	-30293.42	0	0
					S	6	NET	-5.99	-35.92	0	0	(35.92)
	BROBIN	GAS	0210	RI	10817	0.0011859	8/8	5051	28336.5	0	0
					S	5.61	NET	5.99	33.6	0	0	33.60
	BROBIN	GAS	0410	RI	10817	0.0011859	8/8	9435	44328.69	3330.91	0
					S	4.7	NET	11.19	52.57	3.95	0	48.62
	BROBIN	GAS	0210	RI	10955	0.0011859	8/8	5051	30293.42	0	0
					S	6	NET	5.99	35.92	0	0	35.92
	BROBIN	GAS	0210	RI	10955	0.0011859	8/8	-5051	-28336.5	0	0
					S	5.61	NET	-5.99	-33.6	0	0	(33.60)
	BROBIN	GAS	0210	RI	10955	0.0011859	8/8	-5051	-30293.42	-2275.38	0
					S	6	NET	-5.99	-35.92	-2.7	0	(33.22)
	BROBIN	GAS	0210	RI	10955	0.0011859	8/8	5051	28336.5	2128.39	0
					S	5.61	NET	5.99	33.6	2.52	0	31.08
	BSIMMO	GAS	0210	RI	10160	0.00004941	8/8	5051	30293.42	2275.38	0
					S	6	NET	0.25	1.5	0.11	0	1.39
	BSIMMO	GAS	0310	RI	10594	0.00004941	8/8	17609	90135.44	6771.9	0
					S	5.12	NET	0.87	4.45	0.33	0	4.12
	BSIMMO	OIL	0410	RI	10788	0.00004941	8/8	193.91	15582.22	716.78	0
					S	80.36	NET	0.01	0.77	0.04	0	0.73

Well	Owner	Prod	Prod	Int.	Voucher	Dec.Interest
Code	Code	Code	Mth.	Type	SuspCat	Price	Type	Volume	Value	Prod. Tax	Other Deds	Suspended
	BSIMMO	GAS	0210	RI	10817	0.00004941	8/8	-5051	-30293.42	0	0
					S	6	NET	-0.25	-1.5	0	0	(1.50)
	BSIMMO	GAS	0210	RI	10817	0.00004941	8/8	5051	28336.5	0	0
					S	5.61	NET	0.25	1.4	0	0	1.40
	BSIMMO	GAS	0410	RI	10817	0.00004941	8/8	9435	44328.69	3330.91	0
					S	4.7	NET	0.47	2.19	0.16	0	2.03
	BSIMMO	GAS	0210	RI	10955	0.00004941	8/8	5051	30293.42	0	0
					S	6	NET	0.25	1.5	0	0	1.50
	BSIMMO	GAS	0210	RI	10955	0.00004941	8/8	-5051	-28336.5	0	0
					S	5.61	NET	-0.25	-1.4	0	0	(1.40)
	BSIMMO	GAS	0210	RI	10955	0.00004941	8/8	-5051	-30293.42	-2275.38	0
					S	6	NET	-0.25	-1.5	-0.11	0	(1.39)
	BSIMMO	GAS	0210	RI	10955	0.00004941	8/8	5051	28336.5	2128.39	0
					S	5.61	NET	0.25	1.4	0.11	0	1.29
	CBURNE	GAS	0210	RI	10160	0.00004941	8/8	5051	30293.42	2275.38	0
					S	6	NET	0.25	1.5	0.11	0	1.39
	CBURNE	GAS	0310	RI	10594	0.00004941	8/8	17609	90135.44	6771.9	0
					S	5.12	NET	0.87	4.45	0.33	0	4.12
	CBURNE	OIL	0410	RI	10788	0.00004941	8/8	193.91	15582.22	716.78	0
					S	80.36	NET	0.01	0.77	0.04	0	0.73
	CBURNE	GAS	0210	RI	10817	0.00004941	8/8	-5051	-30293.42	0	0
					S	6	NET	-0.25	-1.5	0	0	(1.50)
	CBURNE	GAS	0210	RI	10817	0.00004941	8/8	5051	28336.5	0	0
					S	5.61	NET	0.25	1.4	0	0	1.40
	CBURNE	GAS	0410	RI	10817	0.00004941	8/8	9435	44328.69	3330.91	0
					S	4.7	NET	0.47	2.19	0.16	0	2.03
	CBURNE	GAS	0210	RI	10955	0.00004941	8/8	5051	30293.42	0	0
					S	6	NET	0.25	1.5	0	0	1.50
	CBURNE	GAS	0210	RI	10955	0.00004941	8/8	-5051	-28336.5	0	0
					S	5.61	NET	-0.25	-1.4	0	0	(1.40)
	CBURNE	GAS	0210	RI	10955	0.00004941	8/8	-5051	-30293.42	-2275.38	0
					S	6	NET	-0.25	-1.5	-0.11	0	(1.39)
	CBURNE	GAS	0210	RI	10955	0.00004941	8/8	5051	28336.5	2128.39	0
					S	5.61	NET	0.25	1.4	0.11	0	1.29
	CGRIFF	GAS	0210	RI	10160	0.00177885	8/8	5051	30293.42	2275.38	0
					S	6	NET	8.98	53.89	4.05	0	49.84
	CGRIFF	GAS	0310	RI	10594	0.00177885	8/8	17609	90135.44	6771.9	0
					S	5.12	NET	31.32	160.34	12.05	0	148.29
	CGRIFF	OIL	0410	RI	10788	0.00177885	8/8	193.91	15582.22	716.78	0
					S	80.36	NET	0.34	27.72	1.28	0	26.44
	CGRIFF	GAS	0210	RI	10817	0.00177885	8/8	-5051	-30293.42	0	0
					S	6	NET	-8.98	-53.89	0	0	(53.89)

Well	Owner	Prod	Prod	Int.	Voucher	Dec.Interest
Code	Code	Code	Mth.	Type	SuspCat	Price	Type	Volume	Value	Prod. Tax	Other Deds	Suspended
	CGRIFF	GAS	0210	RI	10817	0.00177885	8/8	5051	28336.5	0	0
					S	5.61	NET	8.98	50.41	0	0	50.41
	CGRIFF	GAS	0410	RI	10817	0.00177885	8/8	9435	44328.69	3330.91	0
					S	4.7	NET	16.78	78.85	5.93	0	72.92
	CGRIFF	GAS	0210	RI	10955	0.00177885	8/8	5051	30293.42	0	0
					S	6	NET	8.98	53.89	0	0	53.89
	CGRIFF	GAS	0210	RI	10955	0.00177885	8/8	-5051	-28336.5	0	0
					S	5.61	NET	-8.98	-50.41	0	0	(50.41)
	CGRIFF	GAS	0210	RI	10955	0.00177885	8/8	-5051	-30293.42	-2275.38	0
					S	6	NET	-8.98	-53.89	-4.05	0	(49.84)
	CGRIFF	GAS	0210	RI	10955	0.00177885	8/8	5051	28336.5	2128.39	0
					S	5.61	NET	8.98	50.41	3.79	0	46.62
	CHENRY	GAS	0210	RI	10160	0.00059295	8/8	5051	30293.42	2275.38	0
					S	6	NET	2.99	17.96	1.35	0	16.61
	CHENRY	GAS	0310	RI	10594	0.00059295	8/8	17609	90135.44	6771.9	0
					S	5.12	NET	10.44	53.45	4.02	0	49.43
	CHENRY	OIL	0410	RI	10788	0.00059295	8/8	193.91	15582.22	716.78	0
					S	80.36	NET	0.11	9.24	0.43	0	8.81
	CHENRY	GAS	0210	RI	10817	0.00059295	8/8	-5051	-30293.42	0	0
					S	6	NET	-2.99	-17.96	0	0	(17.96)
	CHENRY	GAS	0210	RI	10817	0.00059295	8/8	5051	28336.5	0	0
					S	5.61	NET	2.99	16.8	0	0	16.80
	CHENRY	GAS	0410	RI	10817	0.00059295	8/8	9435	44328.69	3330.91	0
					S	4.7	NET	5.59	26.28	1.98	0	24.30
	CHENRY	GAS	0210	RI	10955	0.00059295	8/8	5051	30293.42	0	0
					S	6	NET	2.99	17.96	0	0	17.96
	CHENRY	GAS	0210	RI	10955	0.00059295	8/8	-5051	-28336.5	0	0
					S	5.61	NET	-2.99	-16.8	0	0	(16.80)
	CHENRY	GAS	0210	RI	10955	0.00059295	8/8	-5051	-30293.42	-2275.38	0
					S	6	NET	-2.99	-17.96	-1.35	0	(16.61)
	CHENRY	GAS	0210	RI	10955	0.00059295	8/8	5051	28336.5	2128.39	0
					S	5.61	NET	2.99	16.8	1.26	0	15.54
	CJAY	GAS	0210	RI	10160	0.00169337	8/8	5051	30293.42	2275.38	0
					S	6	NET	8.55	51.3	3.85	0	47.45
	CJAY	GAS	0310	RI	10594	0.00169337	8/8	17609	90135.44	6771.9	0
					S	5.12	NET	29.82	152.63	11.47	0	141.16
	CJAY	OIL	0410	RI	10788	0.00169337	8/8	193.91	15582.22	716.78	0
					S	80.36	NET	0.33	26.39	1.21	0	25.18
	CJAY	GAS	0210	RI	10817	0.00169337	8/8	-5051	-30293.42	0	0
					S	6	NET	-8.55	-51.3	0	0	(51.30)
	CJAY	GAS	0210	RI	10817	0.00169337	8/8	5051	28336.5	0	0
					S	5.61	NET	8.55	47.98	0	0	47.98

Well	Owner	Prod	Prod	Int.	Voucher	Dec.Interest
Code	Code	Code	Mth.	Type	SuspCat	Price	Type	Volume	Value	Prod. Tax	Other Deds	Suspended
	CJAY	GAS	0410	RI	10817	0.00169337	8/8	9435	44328.69	3330.91	0
					S	4.7	NET	15.98	75.06	5.64	0	69.42
	CJAY	GAS	0210	RI	10955	0.00169337	8/8	5051	30293.42	0	0
					S	6	NET	8.55	51.3	0	0	51.30
	CJAY	GAS	0210	RI	10955	0.00169337	8/8	-5051	-28336.5	0	0
					S	5.61	NET	-8.55	-47.98	0	0	(47.98)
	CJAY	GAS	0210	RI	10955	0.00169337	8/8	-5051	-30293.42	-2275.38	0
					S	6	NET	-8.55	-51.3	-3.85	0	(47.45)
	CJAY	GAS	0210	RI	10955	0.00169337	8/8	5051	28336.5	2128.39	0
					S	5.61	NET	8.55	47.98	3.6	0	44.38
	CSIMMO	GAS	0210	RI	10160	0.00004941	8/8	5051	30293.42	2275.38	0
					S	6	NET	0.25	1.5	0.11	0	1.39
	CSIMMO	GAS	0310	RI	10594	0.00004941	8/8	17609	90135.44	6771.9	0
					S	5.12	NET	0.87	4.45	0.33	0	4.12
	CSIMMO	OIL	0410	RI	10788	0.00004941	8/8	193.91	15582.22	716.78	0
					S	80.36	NET	0.01	0.77	0.04	0	0.73
	CSIMMO	GAS	0210	RI	10817	0.00004941	8/8	-5051	-30293.42	0	0
					S	6	NET	-0.25	-1.5	0	0	(1.50)
	CSIMMO	GAS	0210	RI	10817	0.00004941	8/8	5051	28336.5	0	0
					S	5.61	NET	0.25	1.4	0	0	1.40
	CSIMMO	GAS	0410	RI	10817	0.00004941	8/8	9435	44328.69	3330.91	0
					S	4.7	NET	0.47	2.19	0.16	0	2.03
	CSIMMO	GAS	0210	RI	10955	0.00004941	8/8	5051	30293.42	0	0
					S	6	NET	0.25	1.5	0	0	1.50
	CSIMMO	GAS	0210	RI	10955	0.00004941	8/8	-5051	-28336.5	0	0
					S	5.61	NET	-0.25	-1.4	0	0	(1.40)
	CSIMMO	GAS	0210	RI	10955	0.00004941	8/8	-5051	-30293.42	-2275.38	0
					S	6	NET	-0.25	-1.5	-0.11	0	(1.39)
	CSIMMO	GAS	0210	RI	10955	0.00004941	8/8	5051	28336.5	2128.39	0
					S	5.61	NET	0.25	1.4	0.11	0	1.29
	CSMITH	GAS	0210	RI	10160	0.01016024	8/8	5051	30293.42	2275.38	0
					S	6	NET	51.32	307.79	23.12	0	284.67
	CSMITH	GAS	0310	RI	10594	0.01016024	8/8	17609	90135.44	6771.9	0
					S	5.12	NET	178.91	915.8	68.8	0	847.00
	CSMITH	OIL	0410	RI	10788	0.01016024	8/8	193.91	15582.22	716.78	0
					S	80.36	NET	1.97	158.32	7.28	0	151.04
	CSMITH	GAS	0210	RI	10817	0.01016024	8/8	-5051	-30293.42	0	0
					S	6	NET	-51.32	-307.79	0	0	(307.79)
	CSMITH	GAS	0210	RI	10817	0.01016024	8/8	5051	28336.5	0	0
					S	5.61	NET	51.32	287.91	0	0	287.91
	CSMITH	GAS	0410	RI	10817	0.01016024	8/8	9435	44328.69	3330.91	0
					S	4.7	NET	95.86	450.39	33.84	0	416.55

Well	Owner	Prod	Prod	Int.	Voucher	Dec. Interest
Code	Code	Code	Mth.	Type	SuspCat	Price	Type	Volume	Value	Prod. Tax	Other Deds	Suspended
	CSMITH	GAS	0210	RI	10955	0.01016024	8/8	5051	30293.42	0	0
					S	6	NET	51.32	307.79	0	0	307.79
	CSMITH	GAS	0210	RI	10955	0.01016024	8/8	-5051	-28336.5	0	0
					S	5.61	NET	-51.32	-287.91	0	0	(287.91)
	CSMITH	GAS	0210	RI	10955	0.01016024	8/8	-5051	-30293.42	-2275.38	0
					S	6	NET	-51.32	-307.79	-23.12	0	(284.67)
	CSMITH	GAS	0210	RI	10955	0.01016024	8/8	5051	28336.5	2128.39	0
					S	5.61	NET	51.32	287.91	21.62	0	266.29
	DLUCAS	GAS	0210	RI	10160	0.00022236	8/8	5051	30293.42	2275.38	0
					S	6	NET	1.12	6.74	0.51	0	6.23
	DLUCAS	GAS	0310	RI	10594	0.00022236	8/8	17609	90135.44	6771.9	0
					S	5.12	NET	3.92	20.04	1.51	0	18.53
	DLUCAS	OIL	0410	RI	10788	0.00022236	8/8	193.91	15582.22	716.78	0
					S	80.36	NET	0.04	3.46	0.16	0	3.30
	DLUCAS	GAS	0210	RI	10817	0.00022236	8/8	-5051	-30293.42	0	0
					S	6	NET	-1.12	-6.74	0	0	(6.74)
	DLUCAS	GAS	0210	RI	10817	0.00022236	8/8	5051	28336.5	0	0
					S	5.61	NET	1.12	6.3	0	0	6.30
	DLUCAS	GAS	0410	RI	10817	0.00022236	8/8	9435	44328.69	3330.91	0
					S	4.7	NET	2.1	9.86	0.74	0	9.12
	DLUCAS	GAS	0210	RI	10955	0.00022236	8/8	5051	30293.42	0	0
					S	6	NET	1.12	6.74	0	0	6.74
	DLUCAS	GAS	0210	RI	10955	0.00022236	8/8	-5051	-28336.5	0	0
					S	5.61	NET	-1.12	-6.3	0	0	(6.30)
	DLUCAS	GAS	0210	RI	10955	0.00022236	8/8	-5051	-30293.42	-2275.38	0
					S	6	NET	-1.12	-6.74	-0.51	0	(6.23)
	DLUCAS	GAS	0210	RI	10955	0.00022236	8/8	5051	28336.5	2128.39	0
					S	5.61	NET	1.12	6.3	0.47	0	5.83
	DOSTEP	GAS	0210	RI	10160	0.00008086	8/8	5051	30293.42	2275.38	0
					S	6	NET	0.41	2.45	0.18	0	2.27
	DOSTEP	GAS	0310	RI	10594	0.00008086	8/8	17609	90135.44	6771.9	0
					S	5.12	NET	1.42	7.29	0.55	0	6.74
	DOSTEP	OIL	0410	RI	10788	0.00008086	8/8	193.91	15582.22	716.78	0
					S	80.36	NET	0.02	1.26	0.06	0	1.20
	DOSTEP	GAS	0210	RI	10817	0.00008086	8/8	-5051	-30293.42	0	0
					S	6	NET	-0.41	-2.45	0	0	(2.45)
	DOSTEP	GAS	0210	RI	10817	0.00008086	8/8	5051	28336.5	0	0
					S	5.61	NET	0.41	2.29	0	0	2.29
	DOSTEP	GAS	0410	RI	10817	0.00008086	8/8	9435	44328.69	3330.91	0
					S	4.7	NET	0.76	3.58	0.27	0	3.31
	DOSTEP	GAS	0210	RI	10955	0.00008086	8/8	5051	30293.42	0	0
					S	6	NET	0.41	2.45	0	0	2.45

Well	Owner	Prod	Prod	Int.	Voucher	Dec. Interest
Code	Code	Code	Mth.	Type	SuspCat	Price	Type	Volume	Value	Prod. Tax	Other Deds	Suspended
	DOSTEP	GAS	0210	RI	10955	0.00008086	8/8	-5051	-28336.5	0	0
					S	5.61	NET	-0.41	-2.29	0	0	(2.29)
	DOSTEP	GAS	0210	RI	10955	0.00008086	8/8	-5051	-30293.42	-2275.38	0
					S	6	NET	-0.41	-2.45	-0.18	0	(2.27)
	DOSTEP	GAS	0210	RI	10955	0.00008086	8/8	5051	28336.5	2128.39	0
					S	5.61	NET	0.41	2.29	0.17	0	2.12
	DSTEPH	GAS	0210	RI	10160	0.00008086	8/8	5051	30293.42	2275.38	0
					S	6	NET	0.41	2.45	0.18	0	2.27
	DSTEPH	GAS	0310	RI	10594	0.00008086	8/8	17609	90135.44	6771.9	0
					S	5.12	NET	1.42	7.29	0.55	0	6.74
	DSTEPH	OIL	0410	RI	10788	0.00008086	8/8	193.91	15582.22	716.78	0
					S	80.36	NET	0.02	1.26	0.06	0	1.20
	DSTEPH	GAS	0210	RI	10817	0.00008086	8/8	-5051	-30293.42	0	0
					S	6	NET	-0.41	-2.45	0	0	(2.45)
	DSTEPH	GAS	0210	RI	10817	0.00008086	8/8	5051	28336.5	0	0
					S	5.61	NET	0.41	2.29	0	0	2.29
	DSTEPH	GAS	0410	RI	10817	0.00008086	8/8	9435	44328.69	3330.91	0
					S	4.7	NET	0.76	3.58	0.27	0	3.31
	DSTEPH	GAS	0210	RI	10955	0.00008086	8/8	5051	30293.42	0	0
					S	6	NET	0.41	2.45	0	0	2.45
	DSTEPH	GAS	0210	RI	10955	0.00008086	8/8	-5051	-28336.5	0	0
					S	5.61	NET	-0.41	-2.29	0	0	(2.29)
	DSTEPH	GAS	0210	RI	10955	0.00008086	8/8	-5051	-30293.42	-2275.38	0
					S	6	NET	-0.41	-2.45	-0.18	0	(2.27)
	DSTEPH	GAS	0210	RI	10955	0.00008086	8/8	5051	28336.5	2128.39	0
					S	5.61	NET	0.41	2.29	0.17	0	2.12
	DSUGAR	GAS	0210	RI	10160	0.0001016	8/8	5051	30293.42	2275.38	0
					S	6	NET	0.51	3.08	0.23	0	2.85
	DSUGAR	GAS	0310	RI	10594	0.0001016	8/8	17609	90135.44	6771.9	0
					S	5.12	NET	1.79	9.16	0.69	0	8.47
	DSUGAR	OIL	0410	RI	10788	0.0001016	8/8	193.91	15582.22	716.78	0
					S	80.36	NET	0.02	1.58	0.07	0	1.51
	DSUGAR	GAS	0210	RI	10817	0.0001016	8/8	-5051	-30293.42	0	0
					S	6	NET	-0.51	-3.08	0	0	(3.08)
	DSUGAR	GAS	0210	RI	10817	0.0001016	8/8	5051	28336.5	0	0
					S	5.61	NET	0.51	2.88	0	0	2.88
	DSUGAR	GAS	0410	RI	10817	0.0001016	8/8	9435	44328.69	3330.91	0
					S	4.7	NET	0.96	4.5	0.34	0	4.16
	DSUGAR	GAS	0210	RI	10955	0.0001016	8/8	5051	30293.42	0	0
					S	6	NET	0.51	3.08	0	0	3.08
	DSUGAR	GAS	0210	RI	10955	0.0001016	8/8	-5051	-28336.5	0	0
					S	5.61	NET	-0.51	-2.88	0	0	(2.88)

Well	Owner	Prod	Prod	Int.	Voucher	Dec. Interest
Code	Code	Code	Mth.	Type	SuspCat	Price	Type	Volume	Value	Prod. Tax	Other Deds	Suspended
	DSUGAR	GAS	0210	RI	10955	0.0001016	8/8	-5051	-30293.42	-2275.38	0
					S	6	NET	-0.51	-3.08	-0.23	0	(2.85)
	DSUGAR	GAS	0210	RI	10955	0.0001016	8/8	5051	28336.5	2128.39	0
					S	5.61	NET	0.51	2.88	0.22	0	2.66
	DWALLS	GAS	0210	RI	10160	0.00169337	8/8	5051	30293.42	2275.38	0
					S	6	NET	8.55	51.3	3.85	0	47.45
	DWALLS	GAS	0310	RI	10594	0.00169337	8/8	17609	90135.44	6771.9	0
					S	5.12	NET	29.82	152.63	11.47	0	141.16
	DWALLS	OIL	0410	RI	10788	0.00169337	8/8	193.91	15582.22	716.78	0
					S	80.36	NET	0.33	26.39	1.21	0	25.18
	DWALLS	GAS	0210	RI	10817	0.00169337	8/8	-5051	-30293.42	0	0
					S	6	NET	-8.55	-51.3	0	0	(51.30)
	DWALLS	GAS	0210	RI	10817	0.00169337	8/8	5051	28336.5	0	0
					S	5.61	NET	8.55	47.98	0	0	47.98
	DWALLS	GAS	0410	RI	10817	0.00169337	8/8	9435	44328.69	3330.91	0
					S	4.7	NET	15.98	75.06	5.64	0	69.42
	DWALLS	GAS	0210	RI	10955	0.00169337	8/8	5051	30293.42	0	0
					S	6	NET	8.55	51.3	0	0	51.30
	DWALLS	GAS	0210	RI	10955	0.00169337	8/8	-5051	-28336.5	0	0
					S	5.61	NET	-8.55	-47.98	0	0	(47.98)
	DWALLS	GAS	0210	RI	10955	0.00169337	8/8	-5051	-30293.42	-2275.38	0
					S	6	NET	-8.55	-51.3	-3.85	0	(47.45)
	DWALLS	GAS	0210	RI	10955	0.00169337	8/8	5051	28336.5	2128.39	0
					S	5.61	NET	8.55	47.98	3.6	0	44.38
	DWILLI	GAS	0210	RI	10160	0.00101648	8/8	5051	30293.42	2275.38	0
					S	6	NET	5.13	30.79	2.31	0	28.48
	DWILLI	GAS	0310	RI	10594	0.00101648	8/8	17609	90135.44	6771.9	0
					S	5.12	NET	17.9	91.62	6.88	0	84.74
	DWILLI	OIL	0410	RI	10788	0.00101648	8/8	193.91	15582.22	716.78	0
					S	80.36	NET	0.2	15.84	0.73	0	15.11
	DWILLI	GAS	0210	RI	10817	0.00101648	8/8	-5051	-30293.42	0	0
					S	6	NET	-5.13	-30.79	0	0	(30.79)
	DWILLI	GAS	0210	RI	10817	0.00101648	8/8	5051	28336.5	0	0
					S	5.61	NET	5.13	28.8	0	0	28.80
	DWILLI	GAS	0410	RI	10817	0.00101648	8/8	9435	44328.69	3330.91	0
					S	4.7	NET	9.59	45.06	3.39	0	41.67
	DWILLI	GAS	0210	RI	10955	0.00101648	8/8	5051	30293.42	0	0
					S	6	NET	5.13	30.79	0	0	30.79
	DWILLI	GAS	0210	RI	10955	0.00101648	8/8	-5051	-28336.5	0	0
					S	5.61	NET	-5.13	-28.8	0	0	(28.80)
	DWILLI	GAS	0210	RI	10955	0.00101648	8/8	-5051	-30293.42	-2275.38	0
					S	6	NET	-5.13	-30.79	-2.31	0	(28.48)

Well	Owner	Prod	Prod	Int.	Voucher	Dec. Interest
Code	Code	Code	Mth.	Type	SuspCat	Price	Type	Volume	Value	Prod. Tax	Other Deds	Suspended
	DWILLI	GAS	0210	RI	10955	0.00101648	8/8	5051	28336.5	2128.39	0
					S	5.61	NET	5.13	28.8	2.16	0	26.64
	ERSCOT	GAS	0210	RI	10160	0.00001348	8/8	5051	30293.42	2275.38	0
					S	6	NET	0.07	0.41	0.03	0	0.38
	ERSCOT	GAS	0310	RI	10594	0.00001348	8/8	17609	90135.44	6771.9	0
					S	5.12	NET	0.24	1.22	0.09	0	1.13
	ERSCOT	OIL	0410	RI	10788	0.00001348	8/8	193.91	15582.22	716.78	0
					S	80.36	NET	0	0.21	0.01	0	0.20
	ERSCOT	GAS	0210	RI	10817	0.00001348	8/8	-5051	-30293.42	0	0
					S	6	NET	-0.07	-0.41	0	0	(0.41)
	ERSCOT	GAS	0210	RI	10817	0.00001348	8/8	5051	28336.5	0	0
					S	5.61	NET	0.07	0.38	0	0	0.38
	ERSCOT	GAS	0410	RI	10817	0.00001348	8/8	9435	44328.69	3330.91	0
					S	4.7	NET	0.13	0.6	0.04	0	0.56
	ERSCOT	GAS	0210	RI	10955	0.00001348	8/8	5051	30293.42	0	0
					S	6	NET	0.07	0.41	0	0	0.41
	ERSCOT	GAS	0210	RI	10955	0.00001348	8/8	-5051	-28336.5	0	0
					S	5.61	NET	-0.07	-0.38	0	0	(0.38)
	ERSCOT	GAS	0210	RI	10955	0.00001348	8/8	-5051	-30293.42	-2275.38	0
					S	6	NET	-0.07	-0.41	-0.03	0	(0.38)
	ERSCOT	GAS	0210	RI	10955	0.00001348	8/8	5051	28336.5	2128.39	0
					S	5.61	NET	0.07	0.38	0.03	0	0.35
	ESCOTT	GAS	0210	RI	10160	0.00001348	8/8	5051	30293.42	2275.38	0
					S	6	NET	0.07	0.41	0.03	0	0.38
	ESCOTT	GAS	0310	RI	10594	0.00001348	8/8	17609	90135.44	6771.9	0
					S	5.12	NET	0.24	1.22	0.09	0	1.13
	ESCOTT	OIL	0410	RI	10788	0.00001348	8/8	193.91	15582.22	716.78	0
					S	80.36	NET	0	0.21	0.01	0	0.20
	ESCOTT	GAS	0210	RI	10817	0.00001348	8/8	-5051	-30293.42	0	0
					S	6	NET	-0.07	-0.41	0	0	(0.41)
	ESCOTT	GAS	0210	RI	10817	0.00001348	8/8	5051	28336.5	0	0
					S	5.61	NET	0.07	0.38	0	0	0.38
	ESCOTT	GAS	0410	RI	10817	0.00001348	8/8	9435	44328.69	3330.91	0
					S	4.7	NET	0.13	0.6	0.04	0	0.56
	ESCOTT	GAS	0210	RI	10955	0.00001348	8/8	5051	30293.42	0	0
					S	6	NET	0.07	0.41	0	0	0.41
	ESCOTT	GAS	0210	RI	10955	0.00001348	8/8	-5051	-28336.5	0	0
					S	5.61	NET	-0.07	-0.38	0	0	(0.38)
	ESCOTT	GAS	0210	RI	10955	0.00001348	8/8	-5051	-30293.42	-2275.38	0
					S	6	NET	-0.07	-0.41	-0.03	0	(0.38)
	ESCOTT	GAS	0210	RI	10955	0.00001348	8/8	5051	28336.5	2128.39	0
					S	5.61	NET	0.07	0.38	0.03	0	0.35

Well	Owner	Prod	Prod	Int.	Voucher	Dec. Interest
Code	Code	Code	Mth.	Type	SuspCat	Price	Type	Volume	Value	Prod. Tax	Other Deds	Suspended
	ESTEPH	GAS	0210	RI	10160	0.00008086	8/8	5051	30293.42	2275.38	0
					S	6	NET	0.41	2.45	0.18	0	2.27
	ESTEPH	GAS	0310	RI	10594	0.00008086	8/8	17609	90135.44	6771.9	0
					S	5.12	NET	1.42	7.29	0.55	0	6.74
	ESTEPH	OIL	0410	RI	10788	0.00008086	8/8	193.91	15582.22	716.78	0
					S	80.36	NET	0.02	1.26	0.06	0	1.20
	ESTEPH	GAS	0210	RI	10817	0.00008086	8/8	-5051	-30293.42	0	0
					S	6	NET	-0.41	-2.45	0	0	(2.45)
	ESTEPH	GAS	0210	RI	10817	0.00008086	8/8	5051	28336.5	0	0
					S	5.61	NET	0.41	2.29	0	0	2.29
	ESTEPH	GAS	0410	RI	10817	0.00008086	8/8	9435	44328.69	3330.91	0
					S	4.7	NET	0.76	3.58	0.27	0	3.31
	ESTEPH	GAS	0210	RI	10955	0.00008086	8/8	5051	30293.42	0	0
					S	6	NET	0.41	2.45	0	0	2.45
	ESTEPH	GAS	0210	RI	10955	0.00008086	8/8	-5051	-28336.5	0	0
					S	5.61	NET	-0.41	-2.29	0	0	(2.29)
	ESTEPH	GAS	0210	RI	10955	0.00008086	8/8	-5051	-30293.42	-2275.38	0
					S	6	NET	-0.41	-2.45	-0.18	0	(2.27)
	ESTEPH	GAS	0210	RI	10955	0.00008086	8/8	5051	28336.5	2128.39	0
					S	5.61	NET	0.41	2.29	0.17	0	2.12
	FBROOK	GAS	0210	RI	10160	0.0035577	8/8	5051	30293.42	2275.38	0
					S	6	NET	17.97	107.77	8.1	0	99.67
	FBROOK	GAS	0310	RI	10594	0.0035577	8/8	17609	90135.44	6771.9	0
					S	5.12	NET	62.65	320.67	24.09	0	296.58
	FBROOK	OIL	0410	RI	10788	0.0035577	8/8	193.91	15582.22	716.78	0
					S	80.36	NET	0.69	55.44	2.55	0	52.89
	FBROOK	GAS	0210	RI	10817	0.0035577	8/8	-5051	-30293.42	0	0
					S	6	NET	-17.97	-107.77	0	0	(107.77)
	FBROOK	GAS	0210	RI	10817	0.0035577	8/8	5051	28336.5	0	0
					S	5.61	NET	17.97	100.81	0	0	100.81
	FBROOK	GAS	0410	RI	10817	0.0035577	8/8	9435	44328.69	3330.91	0
					S	4.7	NET	33.57	157.71	11.85	0	145.86
	FBROOK	GAS	0210	RI	10955	0.0035577	8/8	5051	30293.42	0	0
					S	6	NET	17.97	107.77	0	0	107.77
	FBROOK	GAS	0210	RI	10955	0.0035577	8/8	-5051	-28336.5	0	0
					S	5.61	NET	-17.97	-100.81	0	0	(100.81)
	FBROOK	GAS	0210	RI	10955	0.0035577	8/8	-5051	-30293.42	-2275.38	0
					S	6	NET	-17.97	-107.77	-8.1	0	(99.67)
	FBROOK	GAS	0210	RI	10955	0.0035577	8/8	5051	28336.5	2128.39	0
					S	5.61	NET	17.97	100.81	7.57	0	93.24
	FROUGE	GAS	0210	RI	10160	0.00207532	8/8	5051	30293.42	2275.38	0
					S	6	NET	10.48	62.87	4.72	0	58.15

Well	Owner	Prod	Prod	Int.	Voucher	Dec.Interest
Code	Code	Code	Mth.	Type	SuspCat	Price	Type	Volume	Value	Prod. Tax	Other Deds	Suspended
	FROUGE	GAS	0310	RI	10594	0.00207532	8/8	17609	90135.44	6771.9	0
					S	5.12	NET	36.54	187.06	14.05	0	173.01
	FROUGE	OIL	0410	RI	10788	0.00207532	8/8	193.91	15582.22	716.78	0
					S	80.36	NET	0.4	32.34	1.49	0	30.85
	FROUGE	GAS	0210	RI	10817	0.00207532	8/8	-5051	-30293.42	0	0
					S	6	NET	-10.48	-62.87	0	0	(62.87)
	FROUGE	GAS	0210	RI	10817	0.00207532	8/8	5051	28336.5	0	0
					S	5.61	NET	10.48	58.81	0	0	58.81
	FROUGE	GAS	0410	RI	10817	0.00207532	8/8	9435	44328.69	3330.91	0
					S	4.7	NET	19.58	92	6.91	0	85.09
	FROUGE	GAS	0210	RI	10955	0.00207532	8/8	5051	30293.42	0	0
					S	6	NET	10.48	62.87	0	0	62.87
	FROUGE	GAS	0210	RI	10955	0.00207532	8/8	-5051	-28336.5	0	0
					S	5.61	NET	-10.48	-58.81	0	0	(58.81)
	FROUGE	GAS	0210	RI	10955	0.00207532	8/8	-5051	-30293.42	-2275.38	0
					S	6	NET	-10.48	-62.87	-4.72	0	(58.15)
	FROUGE	GAS	0210	RI	10955	0.00207532	8/8	5051	28336.5	2128.39	0
					S	5.61	NET	10.48	58.81	4.42	0	54.39
	GFIELD	GAS	0210	RI	10160	0.00059295	8/8	5051	30293.42	2275.38	0
					S	6	NET	2.99	17.96	1.35	0	16.61
	GFIELD	GAS	0310	RI	10594	0.00059295	8/8	17609	90135.44	6771.9	0
					S	5.12	NET	10.44	53.45	4.02	0	49.43
	GFIELD	OIL	0410	RI	10788	0.00059295	8/8	193.91	15582.22	716.78	0
					S	80.36	NET	0.11	9.24	0.43	0	8.81
	GFIELD	GAS	0210	RI	10817	0.00059295	8/8	-5051	-30293.42	0	0
					S	6	NET	-2.99	-17.96	0	0	(17.96)
	GFIELD	GAS	0210	RI	10817	0.00059295	8/8	5051	28336.5	0	0
					S	5.61	NET	2.99	16.8	0	0	16.80
	GFIELD	GAS	0410	RI	10817	0.00059295	8/8	9435	44328.69	3330.91	0
					S	4.7	NET	5.59	26.28	1.98	0	24.30
	GFIELD	GAS	0210	RI	10955	0.00059295	8/8	5051	30293.42	0	0
					S	6	NET	2.99	17.96	0	0	17.96
	GFIELD	GAS	0210	RI	10955	0.00059295	8/8	-5051	-28336.5	0	0
					S	5.61	NET	-2.99	-16.8	0	0	(16.80)
	GFIELD	GAS	0210	RI	10955	0.00059295	8/8	-5051	-30293.42	-2275.38	0
					S	6	NET	-2.99	-17.96	-1.35	0	(16.61)
	GFIELD	GAS	0210	RI	10955	0.00059295	8/8	5051	28336.5	2128.39	0
					S	5.61	NET	2.99	16.8	1.26	0	15.54
	GHINCH	GAS	0210	RI	10160	0.00711539	8/8	5051	30293.42	2275.38	0
					S	6	NET	35.94	215.55	16.19	0	199.36
	GHINCH	GAS	0310	RI	10594	0.00711539	8/8	17609	90135.44	6771.9	0
					S	5.12	NET	125.29	641.35	48.18	0	593.17

Well	Owner	Prod	Prod	Int.	Voucher	Dec.Interest
Code	Code	Code	Mth.	Type	SuspCat	Price	Type	Volume	Value	Prod. Tax	Other Deds	Suspended
	GHINCH	OIL	0410	RI	10788	0.00711539	8/8	193.91	15582.22	716.78	0
					S	80.36	NET	1.38	110.87	5.1	0	105.77
	GHINCH	GAS	0210	RI	10817	0.00711539	8/8	-5051	-30293.42	0	0
					S	6	NET	-35.94	-215.55	0	0	(215.55)
	GHINCH	GAS	0210	RI	10817	0.00711539	8/8	5051	28336.5	0	0
					S	5.61	NET	35.94	201.63	0	0	201.63
	GHINCH	GAS	0410	RI	10817	0.00711539	8/8	9435	44328.69	3330.91	0
					S	4.7	NET	67.13	315.42	23.7	0	291.72
	GHINCH	GAS	0210	RI	10955	0.00711539	8/8	5051	30293.42	0	0
					S	6	NET	35.94	215.55	0	0	215.55
	GHINCH	GAS	0210	RI	10955	0.00711539	8/8	-5051	-28336.5	0	0
					S	5.61	NET	-35.94	-201.63	0	0	(201.63)
	GHINCH	GAS	0210	RI	10955	0.00711539	8/8	-5051	-30293.42	-2275.38	0
					S	6	NET	-35.94	-215.55	-16.19	0	(199.36)
	GHINCH	GAS	0210	RI	10955	0.00711539	8/8	5051	28336.5	2128.39	0
					S	5.61	NET	35.94	201.63	15.14	0	186.49
	GSMITH	GAS	0210	RI	10160	0.01016024	8/8	5051	30293.42	2275.38	0
					S	6	NET	51.32	307.79	23.12	0	284.67
	GSMITH	GAS	0310	RI	10594	0.01016024	8/8	17609	90135.44	6771.9	0
					S	5.12	NET	178.91	915.8	68.8	0	847.00
	GSMITH	OIL	0410	RI	10788	0.01016024	8/8	193.91	15582.22	716.78	0
					S	80.36	NET	1.97	158.32	7.28	0	151.04
	GSMITH	GAS	0210	RI	10817	0.01016024	8/8	-5051	-30293.42	0	0
					S	6	NET	-51.32	-307.79	0	0	(307.79)
	GSMITH	GAS	0210	RI	10817	0.01016024	8/8	5051	28336.5	0	0
					S	5.61	NET	51.32	287.91	0	0	287.91
	GSMITH	GAS	0410	RI	10817	0.01016024	8/8	9435	44328.69	3330.91	0
					S	4.7	NET	95.86	450.39	33.84	0	416.55
	GSMITH	GAS	0210	RI	10955	0.01016024	8/8	5051	30293.42	0	0
					S	6	NET	51.32	307.79	0	0	307.79
	GSMITH	GAS	0210	RI	10955	0.01016024	8/8	-5051	-28336.5	0	0
					S	5.61	NET	-51.32	-287.91	0	0	(287.91)
	GSMITH	GAS	0210	RI	10955	0.01016024	8/8	-5051	-30293.42	-2275.38	0
					S	6	NET	-51.32	-307.79	-23.12	0	(284.67)
	GSMITH	GAS	0210	RI	10955	0.01016024	8/8	5051	28336.5	2128.39	0
					S	5.61	NET	51.32	287.91	21.62	0	266.29
	GSTEPH	GAS	0210	RI	10160	0.00008086	8/8	5051	30293.42	2275.38	0
					S	6	NET	0.41	2.45	0.18	0	2.27
	GSTEPH	GAS	0310	RI	10594	0.00008086	8/8	17609	90135.44	6771.9	0
					S	5.12	NET	1.42	7.29	0.55	0	6.74
	GSTEPH	OIL	0410	RI	10788	0.00008086	8/8	193.91	15582.22	716.78	0
					S	80.36	NET	0.02	1.26	0.06	0	1.20

Well	Owner	Prod	Prod	Int.	Voucher	Dec.Interest
Code	Code	Code	Mth.	Type	SuspCat	Price	Type	Volume	Value	Prod. Tax	Other Deds	Suspended
	GSTEPH	GAS	0210	RI	10817	0.00008086	8/8	-5051	-30293.42	0	0
					S	6	NET	-0.41	-2.45	0	0	(2.45)
	GSTEPH	GAS	0210	RI	10817	0.00008086	8/8	5051	28336.5	0	0
					S	5.61	NET	0.41	2.29	0	0	2.29
	GSTEPH	GAS	0410	RI	10817	0.00008086	8/8	9435	44328.69	3330.91	0
					S	4.7	NET	0.76	3.58	0.27	0	3.31
	GSTEPH	GAS	0210	RI	10955	0.00008086	8/8	5051	30293.42	0	0
					S	6	NET	0.41	2.45	0	0	2.45
	GSTEPH	GAS	0210	RI	10955	0.00008086	8/8	-5051	-28336.5	0	0
					S	5.61	NET	-0.41	-2.29	0	0	(2.29)
	GSTEPH	GAS	0210	RI	10955	0.00008086	8/8	-5051	-30293.42	-2275.38	0
					S	6	NET	-0.41	-2.45	-0.18	0	(2.27)
	GSTEPH	GAS	0210	RI	10955	0.00008086	8/8	5051	28336.5	2128.39	0
					S	5.61	NET	0.41	2.29	0.17	0	2.12
	HSHEGO	GAS	0210	RI	10160	0.00338675	8/8	5051	30293.42	2275.38	0
					S	6	NET	17.11	102.6	7.71	0	94.89
	HSHEGO	GAS	0310	RI	10594	0.00338675	8/8	17609	90135.44	6771.9	0
					S	5.12	NET	59.64	305.27	22.93	0	282.34
	HSHEGO	OIL	0410	RI	10788	0.00338675	8/8	193.91	15582.22	716.78	0
					S	80.36	NET	0.66	52.77	2.43	0	50.34
	HSHEGO	GAS	0210	RI	10817	0.00338675	8/8	-5051	-30293.42	0	0
					S	6	NET	-17.11	-102.6	0	0	(102.60)
	HSHEGO	GAS	0210	RI	10817	0.00338675	8/8	5051	28336.5	0	0
					S	5.61	NET	17.11	95.97	0	0	95.97
	HSHEGO	GAS	0410	RI	10817	0.00338675	8/8	9435	44328.69	3330.91	0
					S	4.7	NET	31.95	150.13	11.28	0	138.85
	HSHEGO	GAS	0210	RI	10955	0.00338675	8/8	5051	30293.42	0	0
					S	6	NET	17.11	102.6	0	0	102.60
	HSHEGO	GAS	0210	RI	10955	0.00338675	8/8	-5051	-28336.5	0	0
					S	5.61	NET	-17.11	-95.97	0	0	(95.97)
	HSHEGO	GAS	0210	RI	10955	0.00338675	8/8	-5051	-30293.42	-2275.38	0
					S	6	NET	-17.11	-102.6	-7.71	0	(94.89)
	HSHEGO	GAS	0210	RI	10955	0.00338675	8/8	5051	28336.5	2128.39	0
					S	5.61	NET	17.11	95.97	7.21	0	88.76
	IHENRY	GAS	0210	RI	10160	0.00177885	8/8	5051	30293.42	2275.38	0
					S	6	NET	8.98	53.89	4.05	0	49.84
	IHENRY	GAS	0310	RI	10594	0.00177885	8/8	17609	90135.44	6771.9	0
					S	5.12	NET	31.32	160.34	12.05	0	148.29
	IHENRY	OIL	0410	RI	10788	0.00177885	8/8	193.91	15582.22	716.78	0
					S	80.36	NET	0.34	27.72	1.28	0	26.44
	IHENRY	GAS	0210	RI	10817	0.00177885	8/8	-5051	-30293.42	0	0
					S	6	NET	-8.98	-53.89	0	0	(53.89)

Well	Owner	Prod	Prod	Int.	Voucher	Dec.Interest
Code	Code	Code	Mth.	Type	SuspCat	Price	Type	Volume	Value	Prod. Tax	Other Deds	Suspended
	IHENRY	GAS	0210	RI	10817	0.00177885	8/8	5051	28336.5	0	0
					S	5.61	NET	8.98	50.41	0	0	50.41
	IHENRY	GAS	0410	RI	10817	0.00177885	8/8	9435	44328.69	3330.91	0
					S	4.7	NET	16.78	78.85	5.93	0	72.92
	IHENRY	GAS	0210	RI	10955	0.00177885	8/8	5051	30293.42	0	0
					S	6	NET	8.98	53.89	0	0	53.89
	IHENRY	GAS	0210	RI	10955	0.00177885	8/8	-5051	-28336.5	0	0
					S	5.61	NET	-8.98	-50.41	0	0	(50.41)
	IHENRY	GAS	0210	RI	10955	0.00177885	8/8	-5051	-30293.42	-2275.38	0
					S	6	NET	-8.98	-53.89	-4.05	0	(49.84)
	IHENRY	GAS	0210	RI	10955	0.00177885	8/8	5051	28336.5	2128.39	0
					S	5.61	NET	8.98	50.41	3.79	0	46.62
	JESTEP	GAS	0210	RI	10160	0.00008086	8/8	5051	30293.42	2275.38	0
					S	6	NET	0.41	2.45	0.18	0	2.27
	JESTEP	GAS	0310	RI	10594	0.00008086	8/8	17609	90135.44	6771.9	0
					S	5.12	NET	1.42	7.29	0.55	0	6.74
	JESTEP	OIL	0410	RI	10788	0.00008086	8/8	193.91	15582.22	716.78	0
					S	80.36	NET	0.02	1.26	0.06	0	1.20
	JESTEP	GAS	0210	RI	10817	0.00008086	8/8	-5051	-30293.42	0	0
					S	6	NET	-0.41	-2.45	0	0	(2.45)
	JESTEP	GAS	0210	RI	10817	0.00008086	8/8	5051	28336.5	0	0
					S	5.61	NET	0.41	2.29	0	0	2.29
	JESTEP	GAS	0410	RI	10817	0.00008086	8/8	9435	44328.69	3330.91	0
					S	4.7	NET	0.76	3.58	0.27	0	3.31
	JESTEP	GAS	0210	RI	10955	0.00008086	8/8	5051	30293.42	0	0
					S	6	NET	0.41	2.45	0	0	2.45
	JESTEP	GAS	0210	RI	10955	0.00008086	8/8	-5051	-28336.5	0	0
					S	5.61	NET	-0.41	-2.29	0	0	(2.29)
	JESTEP	GAS	0210	RI	10955	0.00008086	8/8	-5051	-30293.42	-2275.38	0
					S	6	NET	-0.41	-2.45	-0.18	0	(2.27)
	JESTEP	GAS	0210	RI	10955	0.00008086	8/8	5051	28336.5	2128.39	0
					S	5.61	NET	0.41	2.29	0.17	0	2.12
	JJENKI	GAS	0210	RI	10160	0.00169337	8/8	5051	30293.42	2275.38	0
					S	6	NET	8.55	51.3	3.85	0	47.45
	JJENKI	GAS	0310	RI	10594	0.00169337	8/8	17609	90135.44	6771.9	0
					S	5.12	NET	29.82	152.63	11.47	0	141.16
	JJENKI	OIL	0410	RI	10788	0.00169337	8/8	193.91	15582.22	716.78	0
					S	80.36	NET	0.33	26.39	1.21	0	25.18
	JJENKI	GAS	0210	RI	10817	0.00169337	8/8	-5051	-30293.42	0	0
					S	6	NET	-8.55	-51.3	0	0	(51.30)
	JJENKI	GAS	0210	RI	10817	0.00169337	8/8	5051	28336.5	0	0
					S	5.61	NET	8.55	47.98	0	0	47.98

Well	Owner	Prod	Prod	Int.	Voucher	Dec.Interest
Code	Code	Code	Mth.	Type	SuspCat	Price	Type	Volume	Value	Prod. Tax	Other Deds	Suspended
	JJENKI	GAS	0410	RI	10817	0.00169337	8/8	9435	44328.69	3330.91	0
					S	4.7	NET	15.98	75.06	5.64	0	69.42
	JJENKI	GAS	0210	RI	10955	0.00169337	8/8	5051	30293.42	0	0
					S	6	NET	8.55	51.3	0	0	51.30
	JJENKI	GAS	0210	RI	10955	0.00169337	8/8	-5051	-28336.5	0	0
					S	5.61	NET	-8.55	-47.98	0	0	(47.98)
	JJENKI	GAS	0210	RI	10955	0.00169337	8/8	-5051	-30293.42	-2275.38	0
					S	6	NET	-8.55	-51.3	-3.85	0	(47.45)
	JJENKI	GAS	0210	RI	10955	0.00169337	8/8	5051	28336.5	2128.39	0
					S	5.61	NET	8.55	47.98	3.6	0	44.38
	JKENNE	GAS	0210	RI	10160	0.00044471	8/8	5051	30293.42	2275.38	0
					S	6	NET	2.25	13.47	1.01	0	12.46
	JKENNE	GAS	0310	RI	10594	0.00044471	8/8	17609	90135.44	6771.9	0
					S	5.12	NET	7.83	40.08	3.01	0	37.07
	JKENNE	OIL	0410	RI	10788	0.00044471	8/8	193.91	15582.22	716.78	0
					S	80.36	NET	0.09	6.93	0.32	0	6.61
	JKENNE	GAS	0210	RI	10817	0.00044471	8/8	-5051	-30293.42	0	0
					S	6	NET	-2.25	-13.47	0	0	(13.47)
	JKENNE	GAS	0210	RI	10817	0.00044471	8/8	5051	28336.5	0	0
					S	5.61	NET	2.25	12.6	0	0	12.60
	JKENNE	GAS	0410	RI	10817	0.00044471	8/8	9435	44328.69	3330.91	0
					S	4.7	NET	4.2	19.71	1.48	0	18.23
	JKENNE	GAS	0210	RI	10955	0.00044471	8/8	5051	30293.42	0	0
					S	6	NET	2.25	13.47	0	0	13.47
	JKENNE	GAS	0210	RI	10955	0.00044471	8/8	-5051	-28336.5	0	0
					S	5.61	NET	-2.25	-12.6	0	0	(12.60)
	JKENNE	GAS	0210	RI	10955	0.00044471	8/8	-5051	-30293.42	-2275.38	0
					S	6	NET	-2.25	-13.47	-1.01	0	(12.46)
	JKENNE	GAS	0210	RI	10955	0.00044471	8/8	5051	28336.5	2128.39	0
					S	5.61	NET	2.25	12.6	0.95	0	11.65
	JOEBRO	GAS	0210	RI	10160	0.0008895	8/8	5051	30293.42	2275.38	0
					S	6	NET	4.49	26.95	2.02	0	24.93
	JOEBRO	GAS	0310	RI	10594	0.0008895	8/8	17609	90135.44	6771.9	0
					S	5.12	NET	15.66	80.18	6.02	0	74.16
	JOEBRO	OIL	0410	RI	10788	0.0008895	8/8	193.91	15582.22	716.78	0
					S	80.36	NET	0.17	13.86	0.64	0	13.22
	JOEBRO	GAS	0210	RI	10817	0.0008895	8/8	-5051	-30293.42	0	0
					S	6	NET	-4.49	-26.95	0	0	(26.95)
	JOEBRO	GAS	0210	RI	10817	0.0008895	8/8	5051	28336.5	0	0
					S	5.61	NET	4.49	25.21	0	0	25.21
	JOEBRO	GAS	0410	RI	10817	0.0008895	8/8	9435	44328.69	3330.91	0
					S	4.7	NET	8.39	39.43	2.96	0	36.47

Well	Owner	Prod	Prod	Int.	Voucher	Dec.Interest
Code	Code	Code	Mth.	Type	SuspCat	Price	Type	Volume	Value	Prod. Tax	Other Deds	Suspended
	JOEBRO	GAS	0210	RI	10955	0.0008895	8/8	5051	30293.42	0	0
					S	6	NET	4.49	26.95	0	0	26.95
	JOEBRO	GAS	0210	RI	10955	0.0008895	8/8	-5051	-28336.5	0	0
					S	5.61	NET	-4.49	-25.21	0	0	(25.21)
	JOEBRO	GAS	0210	RI	10955	0.0008895	8/8	-5051	-30293.42	-2275.38	0
					S	6	NET	-4.49	-26.95	-2.02	0	(24.93)
	JOEBRO	GAS	0210	RI	10955	0.0008895	8/8	5051	28336.5	2128.39	0
					S	5.61	NET	4.49	25.21	1.89	-0	23.32
	JPIPKI	GAS	0210	RI	10160	0.00008086	8/8	5051	30293.42	2275.38	0
					S	6	NET	0.41	2.45	0.18	0	2.27
	JPIPKI	GAS	0310	RI	10594	0.00008086	8/8	17609	90135.44	6771.9	0
					S	5.12	NET	1.42	7.29	0.55	0	6.74
	JPIPKI	OIL	0410	RI	10788	0.00008086	8/8	193.91	15582.22	716.78	0
					S	80.36	NET	0.02	1.26	0.06	0	1.20
	JPIPKI	GAS	0210	RI	10817	0.00008086	8/8	-5051	-30293.42	0	0
					S	6	NET	-0.41	-2.45	0	0	(2.45)
	JPIPKI	GAS	0210	RI	10817	0.00008086	8/8	5051	28336.5	0	0
					S	5.61	NET	0.41	2.29	0	0	2.29
	JPIPKI	GAS	0410	RI	10817	0.00008086	8/8	9435	44328.69	3330.91	0
					S	4.7	NET	0.76	3.58	0.27	0	3.31
	JPIPKI	GAS	0210	RI	10955	0.00008086	8/8	5051	30293.42	0	0
					S	6	NET	0.41	2.45	0	0	2.45
	JPIPKI	GAS	0210	RI	10955	0.00008086	8/8	-5051	-28336.5	0	0
					S	5.61	NET	-0.41	-2.29	0	0	(2.29)
	JPIPKI	GAS	0210	RI	10955	0.00008086	8/8	-5051	-30293.42	-2275.38	0
					S	6	NET	-0.41	-2.45	-0.18	0	(2.27)
	JPIPKI	GAS	0210	RI	10955	0.00008086	8/8	5051	28336.5	2128.39	0
					S	5.61	NET	0.41	2.29	0.17	0	2.12
	JSTEPH	GAS	0210	RI	10160	0.00008086	8/8	5051	30293.42	2275.38	0
					S	6	NET	0.41	2.45	0.18	0	2.27
	JSTEPH	GAS	0310	RI	10594	0.00008086	8/8	17609	90135.44	6771.9	0
					S	5.12	NET	1.42	7.29	0.55	0	6.74
	JSTEPH	OIL	0410	RI	10788	0.00008086	8/8	193.91	15582.22	716.78	0
					S	80.36	NET	0.02	1.26	0.06	0	1.20
	JSTEPH	GAS	0210	RI	10817	0.00008086	8/8	-5051	-30293.42	0	0
					S	6	NET	-0.41	-2.45	0	0	(2.45)
	JSTEPH	GAS	0210	RI	10817	0.00008086	8/8	5051	28336.5	0	0
					S	5.61	NET	0.41	2.29	0	0	2.29
	JSTEPH	GAS	0410	RI	10817	0.00008086	8/8	9435	44328.69	3330.91	0
					S	4.7	NET	0.76	3.58	0.27	0	3.31
	JSTEPH	GAS	0210	RI	10955	0.00008086	8/8	5051	30293.42	0	0
					S	6	NET	0.41	2.45	0	0	2.45

Well	Owner	Prod	Prod	Int.	Voucher	Dec.Interest
Code	Code	Code	Mth.	Type	SuspCat	Price	Type	Volume	Value	Prod. Tax	Other Deds	Suspended
	JSTEPH	GAS	0210	RI	10955	0.00008086	8/8	-5051	-28336.5	0	0
					S	5.61	NET	-0.41	-2.29	0	0	(2.29)
	JSTEPH	GAS	0210	RI	10955	0.00008086	8/8	-5051	-30293.42	-2275.38	0
					S	6	NET	-0.41	-2.45	-0.18	0	(2.27)
	JSTEPH	GAS	0210	RI	10955	0.00008086	8/8	5051	28336.5	2128.39	0
					S	5.61	NET	0.41	2.29	0.17	0	2.12
	JWILSO	GAS	0210	RI	10160	0.0013547	8/8	5051	30293.42	2275.38	0
					S	6	NET	68.4	41.04	3.08	0	37.96
	JWILSO	GAS	0310	RI	10594	0.0013547	8/8	17609	90135.44	6771.9	0
					S	5.12	NET	23.85	122.11	9.17	0	112.94
	JWILSO	OIL	0410	RI	10788	0.0013547	8/8	193.91	15582.22	716.78	0
					S	80.36	NET	0.26	21.11	0.97	0	20.14
	JWILSO	GAS	0210	RI	10817	0.0013547	8/8	-5051	-30293.42	0	0
					S	6	NET	-6.84	-41.04	0	0	(41.04)
	JWILSO	GAS	0210	RI	10817	0.0013547	8/8	5051	28336.5	0	0
					S	5.61	NET	6.84	38.39	0	0	38.39
	JWILSO	GAS	0410	RI	10817	0.0013547	8/8	9435	44328.69	3330.91	0
					S	4.7	NET	12.78	60.05	4.51	0	55.54
	JWILSO	GAS	0210	RI	10955	0.0013547	8/8	5051	30293.42	0	0
					S	6	NET	6.84	41.04	0	0	41.04
	JWILSO	GAS	0210	RI	10955	0.0013547	8/8	-5051	-28336.5	0	0
					S	5.61	NET	-6.84	-38.39	0	0	(38.39)
	JWILSO	GAS	0210	RI	10955	0.0013547	8/8	-5051	-30293.42	-2275.38	0
					S	6	NET	-6.84	-41.04	-3.08	0	(37.96)
	JWILSO	GAS	0210	RI	10955	0.0013547	8/8	5051	28336.5	2128.39	0
					S	5.61	NET	6.84	38.39	2.88	0	35.51
	KKNOTT	GAS	0210	RI	10160	0.00001348	8/8	5051	30293.42	2275.38	0
					S	6	NET	0.07	0.41	0.03	0	0.38
	KKNOTT	GAS	0310	RI	10594	0.00001348	8/8	17609	90135.44	6771.9	0
					S	5.12	NET	0.24	1.22	0.09	0	1.13
	KKNOTT	OIL	0410	RI	10788	0.00001348	8/8	193.91	15582.22	716.78	0
					S	80.36	NET	0	0.21	0.01	0	0.20
	KKNOTT	GAS	0210	RI	10817	0.00001348	8/8	-5051	-30293.42	0	0
					S	6	NET	-0.07	-0.41	0	0	(0.41)
	KKNOTT	GAS	0210	RI	10817	0.00001348	8/8	5051	28336.5	0	0
					S	5.61	NET	0.07	0.38	0	0	0.38
	KKNOTT	GAS	0410	RI	10817	0.00001348	8/8	9435	44328.69	3330.91	0
					S	4.7	NET	0.13	0.6	0.04	0	0.56
	KKNOTT	GAS	0210	RI	10955	0.00001348	8/8	5051	30293.42	0	0
					S	6	NET	0.07	0.41	0	0	0.41
	KKNOTT	GAS	0210	RI	10955	0.00001348	8/8	-5051	-28336.5	0	0
					S	5.61	NET	-0.07	-0.38	0	0	(0.38)

Well	Owner	Prod	Prod	Int.	Voucher	Dec.Interest
Code	Code	Code	Mth.	Type	SuspCat	Price	Type	Volume	Value	Prod. Tax	Other Deds	Suspended
	KKNOTT	GAS	0210	RI	10955	0.00001348	8/8	-5051	-30293.42	-2275.38	0
					S	6	NET	-0.07	-0.41	-0.03	0	(0.38)
	KKNOTT	GAS	0210	RI	10955	0.00001348	8/8	5051	28336.5	2128.39	0
					S	5.61	NET	0.07	0.38	0.03	0	0.35
	KSTEPH	GAS	0210	RI	10160	0.00008086	8/8	5051	30293.42	2275.38	0
					S	6	NET	0.41	2.45	0.18	0	2.27
	KSTEPH	GAS	0310	RI	10594	0.00008086	8/8	17609	90135.44	6771.9	0
					S	5.12	NET	1.42	7.29	0.55	0	6.74
	KSTEPH	OIL	0410	RI	10788	0.00008086	8/8	193.91	15582.22	716.78	0
					S	80.36	NET	0.02	1.26	0.06	0	1.20
	KSTEPH	GAS	0210	RI	10817	0.00008086	8/8	-5051	-30293.42	0	0
					S	6	NET	-0.41	-2.45	0	0	(2.45)
	KSTEPH	GAS	0210	RI	10817	0.00008086	8/8	5051	28336.5	0	0
					S	5.61	NET	0.41	2.29	0	0	2.29
	KSTEPH	GAS	0410	RI	10817	0.00008086	8/8	9435	44328.69	3330.91	0
					S	4.7	NET	0.76	3.58	0.27	0	3.31
	KSTEPH	GAS	0210	RI	10955	0.00008086	8/8	5051	30293.42	0	0
					S	6	NET	0.41	2.45	0	0	2.45
	KSTEPH	GAS	0210	RI	10955	0.00008086	8/8	-5051	-28336.5	0	0
					S	5.61	NET	-0.41	-2.29	0	0	(2.29)
	KSTEPH	GAS	0210	RI	10955	0.00008086	8/8	-5051	-30293.42	-2275.38	0
					S	6	NET	-0.41	-2.45	-0.18	0	(2.27)
	KSTEPH	GAS	0210	RI	10955	0.00008086	8/8	5051	28336.5	2128.39	0
					S	5.61	NET	0.41	2.29	0.17	0	2.12
	LDAVIS	GAS	0210	RI	10160	0.00008086	8/8	5051	30293.42	2275.38	0
					S	6	NET	0.41	2.45	0.18	0	2.27
	LDAVIS	GAS	0310	RI	10594	0.00008086	8/8	17609	90135.44	6771.9	0
					S	5.12	NET	1.42	7.29	0.55	0	6.74
	LDAVIS	OIL	0410	RI	10788	0.00008086	8/8	193.91	15582.22	716.78	0
					S	80.36	NET	0.02	1.26	0.06	0	1.20
	LDAVIS	GAS	0210	RI	10817	0.00008086	8/8	-5051	-30293.42	0	0
					S	6	NET	-0.41	-2.45	0	0	(2.45)
	LDAVIS	GAS	0210	RI	10817	0.00008086	8/8	5051	28336.5	0	0
					S	5.61	NET	0.41	2.29	0	0	2.29
	LDAVIS	GAS	0410	RI	10817	0.00008086	8/8	9435	44328.69	3330.91	0
					S	4.7	NET	0.76	3.58	0.27	0	3.31
	LDAVIS	GAS	0210	RI	10955	0.00008086	8/8	5051	30293.42	0	0
					S	6	NET	0.41	2.45	0	0	2.45
	LDAVIS	GAS	0210	RI	10955	0.00008086	8/8	-5051	-28336.5	0	0
					S	5.61	NET	-0.41	-2.29	0	0	(2.29)
	LDAVIS	GAS	0210	RI	10955	0.00008086	8/8	-5051	-30293.42	-2275.38	0
					S	6	NET	-0.41	-2.45	-0.18	0	(2.27)

Well	Owner	Prod	Prod	Int.	Voucher	Dec.Interest
Code	Code	Code	Mth.	Type	SuspCat	Price	Type	Volume	Value	Prod. Tax	Other Deds	Suspended
	LDAVIS	GAS	0210	RI	10955	0.00008086	8/8	5051	28336.5	2128.39	0
					S	5.61	NET	0.41	2.29	0.17	0	2.12
	LEWING	GAS	0210	RI	10160	0.00169337	8/8	5051	30293.42	2275.38	0
					S	6	NET	8.55	51.3	3.85	0	47.45
	LEWING	GAS	0310	RI	10594	0.00169337	8/8	17609	90135.44	6771.9	0
					S	5.12	NET	29.82	152.63	11.47	0	141.16
	LEWING	OIL	0410	RI	10788	0.00169337	8/8	193.91	15582.22	716.78	0
					S	80.35	NET	0.33	26.39	1.21	0	25.18
	LEWING	GAS	0210	RI	10817	0.00169337	8/8	-5051	-30293.42	0	0
					S	6	NET	-8.55	-51.3	0	0	(51.30)
	LEWING	GAS	0210	RI	10817	0.00169337	8/8	5051	28336.5	0	0
					S	5.61	NET	8.55	47.98	0	0	47.98
	LEWING	GAS	0410	RI	10817	0.00169337	8/8	9435	44328.69	3330.91	0
					S	4.7	NET	15.98	75.06	5.64	0	69.42
	LEWING	GAS	0210	RI	10955	0.00169337	8/8	5051	30293.42	0	0
					S	6	NET	8.55	51.3	0	0	51.30
	LEWING	GAS	0210	RI	10955	0.00169337	8/8	-5051	-28336.5	0	0
					S	5.61	NET	-8.55	-47.98	0	0	(47.98)
	LEWING	GAS	0210	RI	10955	0.00169337	8/8	-5051	-30293.42	-2275.38	0
					S	6	NET	-8.55	-51.3	-3.85	0	(47.45)
	LEWING	GAS	0210	RI	10955	0.00169337	8/8	5051	28336.5	2128.39	0
					S	5.61	NET	8.55	47.98	3.6	0	44.38
	LGAYNO	GAS	0210	RI	10160	0.00014824	8/8	5051	30293.42	2275.38	0
					S	6	NET	0.75	4.49	0.34	0	4.15
	LGAYNO	GAS	0310	RI	10594	0.00014824	8/8	17609	90135.44	6771.9	0
					S	5.12	NET	2.61	13.36	1	0	12.36
	LGAYNO	OIL	0410	RI	10788	0.00014824	8/8	193.91	15582.22	716.78	0
					S	80.36	NET	0.03	2.31	0.11	0	2.20
	LGAYNO	GAS	0210	RI	10817	0.00014824	8/8	-5051	-30293.42	0	0
					S	6	NET	-0.75	-4.49	0	0	(4.49)
	LGAYNO	GAS	0210	RI	10817	0.00014824	8/8	5051	28336.5	0	0
					S	5.61	NET	0.75	4.2	0	0	4.20
	LGAYNO	GAS	0410	RI	10817	0.00014824	8/8	9435	44328.69	3330.91	0
					S	4.7	NET	1.4	6.57	0.49	0	6.08
	LGAYNO	GAS	0210	RI	10955	0.00014824	8/8	5051	30293.42	0	0
					S	6	NET	0.75	4.49	0	0	4.49
	LGAYNO	GAS	0210	RI	10955	0.00014824	8/8	-5051	-28336.5	0	0
					S	5.61	NET	-0.75	-4.2	0	0	(4.20)
	LGAYNO	GAS	0210	RI	10955	0.00014824	8/8	-5051	-30293.42	-2275.38	0
					S	6	NET	-0.75	-4.49	-0.34	0	(4.15)
	LGAYNO	GAS	0210	RI	10955	0.00014824	8/8	5051	28336.5	2128.39	0
					S	5.61	NET	0.75	4.2	0.32	0	3.88

Well	Owner	Prod	Prod	Int.	Voucher	Dec.Interest
Code	Code	Code	Mth.	Type	SuspCat	Price	Type	Volume	Value	Prod. Tax	Other Deds	Suspended
	LIJACK	GAS	0210	RI	10160	0.00169337	8/8	5051	30293.42	2275.38	0
					S	6	NET	8.55	51.3	3.85	0	47.45
	LIJACK	GAS	0310	RI	10594	0.00169337	8/8	17609	90135.44	6771.9	0
					S	5.12	NET	29.82	152.63	11.47	0	141.16
	LIJACK	OIL	0410	RI	10788	0.00169337	8/8	193.91	15582.22	716.78	0
					S	80.36	NET	0.33	26.39	1.21	0	25.18
	LIJACK	GAS	0210	RI	10817	0.00169337	8/8	-5051	-30293.42	0	0
					S	6	NET	-8.55	-51.3	0	0	(51.30)
	LIJACK	GAS	0210	RI	10817	0.00169337	8/8	5051	28336.5	0	0
					S	5.61	NET	8.55	47.98	0	0	47.98
	LIJACK	GAS	0410	RI	10817	0.00169337	8/8	9435	44328.69	3330.91	0
					S	4.7	NET	15.98	75.06	5.64	0	69.42
	LIJACK	GAS	0210	RI	10955	0.00169337	8/8	5051	30293.42	0	0
					S	6	NET	8.55	51.3	0	0	51.30
	LIJACK	GAS	0210	RI	10955	0.00169337	8/8	-5051	-28336.5	0	0
					S	5.61	NET	-8.55	-47.98	0	0	(47.98)
	LIJACK	GAS	0210	RI	10955	0.00169337	8/8	-5051	-30293.42	-2275.38	0
					S	6	NET	-8.55	-51.3	-3.85	0	(47.45)
	LIJACK	GAS	0210	RI	10955	0.00169337	8/8	5051	28336.5	2128.39	0
					S	5.61	NET	8.55	47.98	3.6	0	44.38
	LJACKS	GAS	0210	RI	10160	0.00101648	8/8	5051	30293.42	2275.38	0
					S	6	NET	5.13	30.79	2.31	0	28.48
	LJACKS	GAS	0310	RI	10594	0.00101648	8/8	17609	90135.44	6771.9	0
					S	5.12	NET	17.9	91.62	6.88	0	84.74
	LJACKS	OIL	0410	RI	10788	0.00101648	8/8	193.91	15582.22	716.78	0
					S	80.36	NET	0.2	15.84	0.73	0	15.11
	LJACKS	GAS	0210	RI	10817	0.00101648	8/8	-5051	-30293.42	0	0
					S	6	NET	-5.13	-30.79	0	0	(30.79)
	LJACKS	GAS	0210	RI	10817	0.00101648	8/8	5051	28336.5	0	0
					S	5.61	NET	5.13	28.8	0	0	28.80
	LJACKS	GAS	0410	RI	10817	0.00101648	8/8	9435	44328.69	3330.91	0
					S	4.7	NET	9.59	45.06	3.39	0	41.67
	LJACKS	GAS	0210	RI	10955	0.00101648	8/8	5051	30293.42	0	0
					S	6	NET	5.13	30.79	0	0	30.79
	LJACKS	GAS	0210	RI	10955	0.00101648	8/8	-5051	-28336.5	0	0
					S	5.61	NET	-5.13	-28.8	0	0	(28.80)
	LJACKS	GAS	0210	RI	10955	0.00101648	8/8	-5051	-30293.42	-2275.38	0
					S	6	NET	-5.13	-30.79	-2.31	0	(28.48)
	LJACKS	GAS	0210	RI	10955	0.00101648	8/8	5051	28336.5	2128.39	0
					S	5.61	NET	5.13	28.8	2.16	0	26.64
	LMARTI	GAS	0210	RI	10160	0.00014824	8/8	5051	30293.42	2275.38	0
					S	6	NET	0.75	4.49	0.34	0	4.15

Well	Owner	Prod	Prod	Int.	Voucher	Dec.Interest
Code	Code	Code	Mth.	Type	SuspCat	Price	Type	Volume	Value	Prod. Tax	Other Deds	Suspended
	LMARTI	GAS	0310	RI	10594	0.00014824	8/8	17609	90135.44	6771.9	0
					S	5.12	NET	2.61	13.36	1	0	12.36
	LMARTI	OIL	0410	RI	10788	0.00014824	8/8	193.91	15582.22	716.78	0
					S	80.36	NET	0.03	2.31	0.11	0	2.20
	LMARTI	GAS	0210	RI	10817	0.00014824	8/8	-5051	-30293.42	0	0
					S	6	NET	-0.75	-4.49	0	0	(4.49)
	LMARTI	GAS	0210	RI	10817	0.00014824	8/8	5051	28336.5	0	0
					S	5.61	NET	0.75	4.2	0	0	4.20
	LMARTI	GAS	0410	RI	10817	0.00014824	8/8	9435	44328.69	3330.91	0
					S	4.7	NET	1.4	6.57	0.49	0	6.08
	LMARTI	GAS	0210	RI	10955	0.00014824	8/8	5051	30293.42	0	0
					S	6	NET	0.75	4.49	0	0	4.49
	LMARTI	GAS	0210	RI	10955	0.00014824	8/8	-5051	-28336.5	0	0
					S	5.61	NET	-0.75	-4.2	0	0	(4.20)
	LMARTI	GAS	0210	RI	10955	0.00014824	8/8	-5051	-30293.42	-2275.38	0
					S	6	NET	-0.75	-4.49	-0.34	0	(4.15)
	LMARTI	GAS	0210	RI	10955	0.00014824	8/8	5051	28336.5	2128.39	0
					S	5.61	NET	0.75	4.2	0.32	0	3.88
	LSTEVE	GAS	0210	RI	10160	0.00008086	8/8	5051	30293.42	2275.38	0
					S	6	NET	0.41	2.45	0.18	0	2.27
	LSTEVE	GAS	0310	RI	10594	0.00008086	8/8	17609	90135.44	6771.9	0
					S	5.12	NET	1.42	7.29	0.55	0	6.74
	LSTEVE	OIL	0410	RI	10788	0.00008086	8/8	193.91	15582.22	716.78	0
					S	80.36	NET	0.02	1.26	0.06	0	1.20
	LSTEVE	GAS	0210	RI	10817	0.00008086	8/8	-5051	-30293.42	0	0
					S	6	NET	-0.41	-2.45	0	0	(2.45)
	LSTEVE	GAS	0210	RI	10817	0.00008086	8/8	5051	28336.5	0	0
					S	5.61	NET	0.41	2.29	0	0	2.29
	LSTEVE	GAS	0410	RI	10817	0.00008086	8/8	9435	44328.69	3330.91	0
					S	4.7	NET	0.76	3.58	0.27	0	3.31
	LSTEVE	GAS	0210	RI	10955	0.00008086	8/8	5051	30293.42	0	0
					S	6	NET	0.41	2.45	0	0	2.45
	LSTEVE	GAS	0210	RI	10955	0.00008086	8/8	-5051	-28336.5	0	0
					S	5.61	NET	-0.41	-2.29	0	0	(2.29)
	LSTEVE	GAS	0210	RI	10955	0.00008086	8/8	-5051	-30293.42	-2275.38	0
					S	6	NET	-0.41	-2.45	-0.18	0	(2.27)
	LSTEVE	GAS	0210	RI	10955	0.00008086	8/8	5051	28336.5	2128.39	0
					S	5.61	NET	0.41	2.29	0.17	0	2.12
	LSWIND	GAS	0210	RI	10160	0.00088942	8/8	5051	30293.42	2275.38	0
					S	6	NET	4.49	26.94	2.02	0	24.92
	LSWIND	GAS	0310	RI	10594	0.00088942	8/8	17609	90135.44	6771.9	0
					S	5.12	NET	15.66	80.17	6.02	0	74.15

Well	Owner	Prod	Prod	Int.	Voucher	Dec.Interest
Code	Code	Code	Mth.	Type	SuspCat	Price	Type	Volume	Value	Prod. Tax	Other Deds	Suspended
	LSWIND	OIL	0410	RI	10788	0.00088942	8/8	193.91	15582.22	716.78	0
					S	80.36	NET	0.17	13.86	0.64	0	13.22
	LSWIND	GAS	0210	RI	10817	0.00088942	8/8	-5051	-30293.42	0	0
					S	6	NET	-4.49	-26.94	0	0	(26.94)
	LSWIND	GAS	0210	RI	10817	0.00088942	8/8	5051	28336.5	0	0
					S	5.61	NET	4.49	25.2	0	0	25.20
	LSWIND	GAS	0410	RI	10817	0.00088942	8/8	9435	44328.69	3330.91	0
					S	4.7	NET	8.39	39.43	2.96	0	36.47
	LSWIND	GAS	0210	RI	10955	0.00088942	8/8	5051	30293.42	0	0
					S	6	NET	4.49	26.94	0	0	26.94
	LSWIND	GAS	0210	RI	10955	0.00088942	8/8	-5051	-28336.5	0	0
					S	5.61	NET	-4.49	-25.2	0	0	(25.20)
	LSWIND	GAS	0210	RI	10955	0.00088942	8/8	-5051	-30293.42	-2275.38	0
					S	6	NET	-4.49	-26.94	-2.02	0	(24.92)
	LSWIND	GAS	0210	RI	10955	0.00088942	8/8	5051	28336.5	2128.39	0
					S	5.61	NET	4.49	25.2	1.89	0	23.31
	MDERRE	GAS	0210	RI	10160	0.00008086	8/8	5051	30293.42	2275.38	0
					S	6	NET	0.41	2.45	0.18	0	2.27
	MDERRE	GAS	0310	RI	10594	0.00008086	8/8	17609	90135.44	6771.9	0
					S	5.12	NET	1.42	7.29	0.55	0	6.74
	MDERRE	OIL	0410	RI	10788	0.00008086	8/8	193.91	15582.22	716.78	0
					S	80.36	NET	0.02	1.26	0.06	0	1.20
	MDERRE	GAS	0210	RI	10817	0.00008086	8/8	-5051	-30293.42	0	0
					S	6	NET	-0.41	-2.45	0	0	(2.45)
	MDERRE	GAS	0210	RI	10817	0.00008086	8/8	5051	28336.5	0	0
					S	5.61	NET	0.41	2.29	0	0	2.29
	MDERRE	GAS	0410	RI	10817	0.00008086	8/8	9435	44328.69	3330.91	0
					S	4.7	NET	0.76	3.58	0.27	0	3.31
	MDERRE	GAS	0210	RI	10955	0.00008086	8/8	5051	30293.42	0	0
					S	6	NET	0.41	2.45	0	0	2.45
	MDERRE	GAS	0210	RI	10955	0.00008086	8/8	-5051	-28336.5	0	0
					S	5.61	NET	-0.41	-2.29	0	0	(2.29)
	MDERRE	GAS	0210	RI	10955	0.00008086	8/8	-5051	-30293.42	-2275.38	0
					S	6	NET	-0.41	-2.45	-0.18	0	(2.27)
	MDERRE	GAS	0210	RI	10955	0.00008086	8/8	5051	28336.5	2128.39	0
					S	5.61	NET	0.41	2.29	0.17	0	2.12
	MGAYNO	GAS	0210	RI	10160	0.00014824	8/8	5051	30293.42	2275.38	0
					S	6	NET	0.75	4.49	0.34	0	4.15
	MGAYNO	GAS	0310	RI	10594	0.00014824	8/8	17609	90135.44	6771.9	0
					S	5.12	NET	2.61	13.36	1	0	12.36
	MGAYNO	OIL	0410	RI	10788	0.00014824	8/8	193.91	15582.22	716.78	0
					S	80.36	NET	0.03	2.31	0.11	0	2.20

Well	Owner	Prod	Prod	Int.	Voucher	Dec.Interest
Code	Code	Code	Mth.	Type	SuspCat	Price	Type	Volume	Value	Prod. Tax	Other Deds	Suspended
	MGAYNO	GAS	0210	RI	10817	0.00014824	8/8	-5051	-30293.42	0	0
					S	6	NET	-0.75	-4.49	0	0	(4.49)
	MGAYNO	GAS	0210	RI	10817	0.00014824	8/8	5051	28336.5	0	0
					S	5.61	NET	0.75	4.2	0	0	4.20
	MGAYNO	GAS	0410	RI	10817	0.00014824	8/8	9435	44328.69	3330.91	0
					S	4.7	NET	1.4	6.57	0.49	0	6.08
	MGAYNO	GAS	0210	RI	10955	0.00014824	8/8	5051	30293.42	0	0
					S	6	NET	0.75	4.49	0	0	4.49
	MGAYNO	GAS	0210	RI	10955	0.00014824	8/8	-5051	-28336.5	0	0
					S	5.61	NET	-0.75	-4.2	0	0	(4.20)
	MGAYNO	GAS	0210	RI	10955	0.00014824	8/8	-5051	-30293.42	-2275.38	0
					S	6	NET	-0.75	-4.49	-0.34	0	(4.15)
	MGAYNO	GAS	0210	RI	10955	0.00014824	8/8	5051	28336.5	2128.39	0
					S	5.61	NET	0.75	4.2	0.32	0	3.88
	MGILES	GAS	0210	RI	10160	0.00008086	8/8	5051	30293.42	2275.38	0
					S	6	NET	0.41	2.45	0.18	0	2.27
	MGILES	GAS	0310	RI	10594	0.00008086	8/8	17609	90135.44	6771.9	0
					S	5.12	NET	1.42	7.29	0.55	0	6.74
	MGILES	OIL	0410	RI	10788	0.00008086	8/8	193.91	15582.22	716.78	0
					S	80.36	NET	0.02	1.26	0.06	0	1.20
	MGILES	GAS	0210	RI	10817	0.00008086	8/8	-5051	-30293.42	0	0
					S	6	NET	-0.41	-2.45	0	0	(2.45)
	MGILES	GAS	0210	RI	10817	0.00008086	8/8	5051	28336.5	0	0
					S	5.61	NET	0.41	2.29	0	0	2.29
	MGILES	GAS	0410	RI	10817	0.00008086	8/8	9435	44328.69	3330.91	0
					S	4.7	NET	0.76	3.58	0.27	0	3.31
	MGILES	GAS	0210	RI	10955	0.00008086	8/8	5051	30293.42	0	0
					S	6	NET	0.41	2.45	0	0	2.45
	MGILES	GAS	0210	RI	10955	0.00008086	8/8	-5051	-28336.5	0	0
					S	5.61	NET	-0.41	-2.29	0	0	(2.29)
	MGILES	GAS	0210	RI	10955	0.00008086	8/8	-5051	-30293.42	-2275.38	0
					S	6	NET	-0.41	-2.45	-0.18	0	(2.27)
	MGILES	GAS	0210	RI	10955	0.00008086	8/8	5051	28336.5	2128.39	0
					S	5.61	NET	0.41	2.29	0.17	0	2.12
	MGILLE	GAS	0210	RI	10160	0.00008086	8/8	5051	30293.42	2275.38	0
					S	6	NET	0.41	2.45	0.18	0	2.27
	MGILLE	GAS	0310	RI	10594	0.00008086	8/8	17609	90135.44	6771.9	0
					S	5.12	NET	1.42	7.29	0.55	0	6.74
	MGILLE	OIL	0410	RI	10788	0.00008086	8/8	193.91	15582.22	716.78	0
					S	80.36	NET	0.02	1.26	0.06	0	1.20
	MGILLE	GAS	0210	RI	10817	0.00008086	8/8	-5051	-30293.42	0	0
					S	6	NET	-0.41	-2.45	0	0	(2.45)

Well	Owner	Prod	Prod	Int.	Voucher	Dec.Interest
Code	Code	Code	Mth.	Type	SuspCat	Price	Type	Volume	Value	Prod. Tax	Other Deds	Suspended
	MGILLE	GAS	0210	RI	10817	0.00008086	8/8	5051	28336.5	0	0
					S	5.61	NET	0.41	2.29	0	0	2.29
	MGILLE	GAS	0410	RI	10817	0.00008086	8/8	9435	44328.69	3330.91	0
					S	4.7	NET	0.76	3.58	0.27	0	3.31
	MGILLE	GAS	0210	RI	10955	0.00008086	8/8	5051	30293.42	0	0
					S	6	NET	0.41	2.45	0	0	2.45
	MGILLE	GAS	0210	RI	10955	0.00008086	8/8	-5051	-28336.5	0	0
					S	5.61	NET	-0.41	-2.29	0	0	(2.29)
	MGILLE	GAS	0210	RI	10955	0.00008086	8/8	-5051	-30293.42	-2275.38	0
					S	6	NET	-0.41	-2.45	-0.18	0	(2.27)
	MGILLE	GAS	0210	RI	10955	0.00008086	8/8	5051	28336.5	2128.39	0
					S	5.61	NET	0.41	2.29	0.17	0	2.12
	MHINCH	GAS	0210	RI	10160	0.00101648	8/8	5051	30293.42	2275.38	0
					S	6	NET	5.13	30.79	2.31	0	28.48
	MHINCH	GAS	0310	RI	10594	0.00101648	8/8	17609	90135.44	6771.9	0
					S	5.12	NET	17.9	91.62	6.88	0	84.74
	MHINCH	OIL	0410	RI	10788	0.00101648	8/8	193.91	15582.22	716.78	0
					S	80.36	NET	0.2	15.84	0.73	0	15.11
	MHINCH	GAS	0210	RI	10817	0.00101648	8/8	-5051	-30293.42	0	0
					S	6	NET	-5.13	-30.79	0	0	(30.79)
	MHINCH	GAS	0210	RI	10817	0.00101648	8/8	5051	28336.5	0	0
					S	5.61	NET	5.13	28.8	0	0	28.80
	MHINCH	GAS	0410	RI	10817	0.00101648	8/8	9435	44328.69	3330.91	0
					S	4.7	NET	9.59	45.06	3.39	0	41.67
	MHINCH	GAS	0210	RI	10955	0.00101648	8/8	5051	30293.42	0	0
					S	6	NET	5.13	30.79	0	0	30.79
	MHINCH	GAS	0210	RI	10955	0.00101648	8/8	-5051	-28336.5	0	0
					S	5.61	NET	-5.13	-28.8	0	0	(28.80)
	MHINCH	GAS	0210	RI	10955	0.00101648	8/8	-5051	-30293.42	-2275.38	0
					S	6	NET	-5.13	-30.79	-2.31	0	(28.48)
	MHINCH	GAS	0210	RI	10955	0.00101648	8/8	5051	28336.5	2128.39	0
					S	5.61	NET	5.13	28.8	2.16	0	26.64
	MISTEP	GAS	0210	RI	10160	0.00008086	8/8	5051	30293.42	2275.38	0
					S	6	NET	0.41	2.45	0.18	0	2.27
	MISTEP	GAS	0310	RI	10594	0.00008086	8/8	17609	90135.44	6771.9	0
					S	5.12	NET	1.42	7.29	0.55	0	6.74
	MISTEP	OIL	0410	RI	10788	0.00008086	8/8	193.91	15582.22	716.78	0
					S	80.36	NET	0.02	1.26	0.06	0	1.20
	MISTEP	GAS	0210	RI	10817	0.00008086	8/8	-5051	-30293.42	0	0
					S	6	NET	-0.41	-2.45	0	0	(2.45)
	MISTEP	GAS	0210	RI	10817	0.00008086	8/8	5051	28336.5	0	0
					S	5.61	NET	0.41	2.29	0	0	2.29

Well	Owner	Prod	Prod	Int.	Voucher	Dec.Interest
Code	Code	Code	Mth.	Type	SuspCat	Price	Type	Volume	Value	Prod. Tax	Other Deds	Suspended
	MISTEP	GAS	0410	RI	10817	0.00008086	8/8	9435	44328.69	3330.91	0
					S	4.7	NET	0.76	3.58	0.27	0	3.31
	MISTEP	GAS	0210	RI	10955	0.00008086	8/8	5051	30293.42	0	0
					S	6	NET	0.41	2.45	0	0	2.45
	MISTEP	GAS	0210	RI	10955	0.00008086	8/8	-5051	-28336.5	0	0
					S	5.61	NET	-0.41	-2.29	0	0	(2.29)
	MISTEP	GAS	0210	RI	10955	0.00008086	8/8	-5051	-30293.42	-2275.38	0
					S	6	NET	-0.41	-2.45	-0.18	0	(2.27)
	MISTEP	GAS	0210	RI	10955	0.00008086	8/8	5051	28336.5	2128.39	0
					S	5.61	NET	0.41	2.29	0.17	0	2.12
	MMAXWE	GAS	0210	RI	10160	0.00044471	8/8	5051	30293.42	2275.38	0
					S	6	NET	2.25	13.47	1.01	0	12.46
	MMAXWE	GAS	0310	RI	10594	0.00044471	8/8	17609	90135.44	6771.9	0
					S	5.12	NET	7.83	40.08	3.01	0	37.07
	MMAXWE	OIL	0410	RI	10788	0.00044471	8/8	193.91	15582.22	716.78	0
					S	80.36	NET	0.09	6.93	0.32	0	6.61
	MMAXWE	GAS	0210	RI	10817	0.00044471	8/8	-5051	-30293.42	0	0
					S	6	NET	-2.25	-13.47	0	0	(13.47)
	MMAXWE	GAS	0210	RI	10817	0.00044471	8/8	5051	28336.5	0	0
					S	5.61	NET	2.25	12.6	0	0	12.60
	MMAXWE	GAS	0410	RI	10817	0.00044471	8/8	9435	44328.69	3330.91	0
					S	4.7	NET	4.2	19.71	1.48	0	18.23
	MMAXWE	GAS	0210	RI	10955	0.00044471	8/8	5051	30293.42	0	0
					S	6	NET	2.25	13.47	0	0	13.47
	MMAXWE	GAS	0210	RI	10955	0.00044471	8/8	-5051	-28336.5	0	0
					S	5.61	NET	-2.25	-12.6	0	0	(12.60)
	MMAXWE	GAS	0210	RI	10955	0.00044471	8/8	-5051	-30293.42	-2275.38	0
					S	6	NET	-2.25	-13.47	-1.01	0	(12.46)
	MMAXWE	GAS	0210	RI	10955	0.00044471	8/8	5051	28336.5	2128.39	0
					S	5.61	NET	2.25	12.6	0.95	0	11.65
	MWINSL	GAS	0210	RI	10160	0.00088942	8/8	5051	30293.42	2275.38	0
					S	6	NET	4.49	26.94	2.02	0	24.92
	MWINSL	GAS	0310	RI	10594	0.00088942	8/8	17609	90135.44	6771.9	0
					S	5.12	NET	15.66	80.17	6.02	0	74.15
	MWINSL	OIL	0410	RI	10788	0.00088942	8/8	193.91	15582.22	716.78	0
					S	80.36	NET	0.17	13.86	0.64	0	13.22
	MWINSL	GAS	0210	RI	10817	0.00088942	8/8	-5051	-30293.42	0	0
					S	6	NET	-4.49	-26.94	0	0	(26.94)
	MWINSL	GAS	0210	RI	10817	0.00088942	8/8	5051	28336.5	0	0
					S	5.61	NET	4.49	25.2	0	0	25.20
	MWINSL	GAS	0410	RI	10817	0.00088942	8/8	9435	44328.69	3330.91
					S	4.7	NET	8.39	39.43	2.96	0	36.47

Well	Owner	Prod	Prod	Int.	Voucher	Dec.Interest
Code	Code	Code	Mth.	Type	SuspCat	Price	Type	Volume	Value	Prod. Tax	Other Deds	Suspended
	MWINSL	GAS	0210	RI	10955	0.00088942	8/8	5051	30293.42	0	0
					S	6	NET	4.49	26.94	0	0	26.94
	MWINSL	GAS	0210	RI	10955	0.00088942	8/8	-5051	-28336.5	0	0
					S	5.61	NET	-4.49	-25.2	0	0	(25.20)
	MWINSL	GAS	0210	RI	10955	0.00088942	8/8	-5051	-30293.42	-2275.38	0
					S	6	NET	-4.49	-26.94	-2.02	0	(24.92)
	MWINSL	GAS	0210	RI	10955	0.00088942	8/8	5051	28336.5	2128.39	0
					S	5.61	NET	4.49	25.2	1.89	0	23.31
	NATHOM	GAS	0210	RI	10160	0.00415065	8/8	5051	30293.42	2275.38	0
					S	6	NET	20.96	125.74	9.44	0	116.30
	NATHOM	GAS	0310	RI	10594	0.00415065	8/8	17609	90135.44	6771.9	0
					S	5.12	NET	73.09	374.12	28.11	0	346.01
	NATHOM	OIL	0410	RI	10788	0.00415065	8/8	193.91	15582.22	716.78	0
					S	80.36	NET	0.8	64.68	2.98	0	61.70
	NATHOM	GAS	0210	RI	10817	0.00415065	8/8	-5051	-30293.42	0	0
					S	6	NET	-20.96	-125.74	0	0	(125.74)
	NATHOM	GAS	0210	RI	10817	0.00415065	8/8	5051	28336.5	0	0
					S	5.61	NET	20.96	117.61	0	0	117.61
	NATHOM	GAS	0410	RI	10817	0.00415065	8/8	9435	44328.69	3330.91	0
					S	4.7	NET	39.16	183.99	13.83	0	170.16
	NATHOM	GAS	0210	RI	10955	0.00415065	8/8	5051	30293.42	0	0
					S	6	NET	20.96	125.74	0	0	125.74
	NATHOM	GAS	0210	RI	10955	0.00415065	8/8	-5051	-28336.5	0	0
					S	5.61	NET	-20.96	-117.61	0	0	(117.61)
	NATHOM	GAS	0210	RI	10955	0.00415065	8/8	-5051	-30293.42	-2275.38	0
					S	6	NET	-20.96	-125.74	-9.44	0	(116.30)
	NATHOM	GAS	0210	RI	10955	0.00415065	8/8	5051	28336.5	2128.39	0
					S	5.61	NET	20.96	117.61	8.83	0	108.78
	NOLIVE	GAS	0210	RI	10160	0.00101648	8/8	5051	30293.42	2275.38	0
					S	6	NET	5.13	30.79	2.31	0	28.48
	NOLIVE	GAS	0310	RI	10594	0.00101648	8/8	17609	90135.44	6771.9	0
					S	5.12	NET	17.9	91.62	6.88	0	84.74
	NOLIVE	OIL	0410	RI	10788	0.00101648	8/8	193.91	15582.22	716.78	0
					S	80.36	NET	0.2	15.84	0.73	0	15.11
	NOLIVE	GAS	0210	RI	10817	0.00101648	8/8	-5051	-30293.42	0	0
					S	6	NET	-5.13	-30.79	0	0	(30.79)
	NOLIVE	GAS	0210	RI	10817	0.00101648	8/8	5051	28336.5	0	0
					S	5.61	NET	5.13	28.8	0	0	28.80
	NOLIVE	GAS	0410	RI	10817	0.00101648	8/8	9435	44328.69	3330.91	0
					S	4.7	NET	9.59	45.06	3.39	0	41.67
	NOLIVE	GAS	0210	RI	10955	0.00101648	8/8	5051	30293.42	0	0
					S	6	NET	5.13	30.79	0	0	30.79

Well	Owner	Prod	Prod	Int.	Voucher	Dec.Interest
Code	Code	Code	Mth.	Type	SuspCat	Price	Type	Volume	Value	Prod. Tax	Other Deds	Suspended
	NOLIVE	GAS	0210	RI	10955	0.00101648	8/8	-5051	-28336.5	0	0
					S	5.61	NET	-5.13	-28.8	0	0	(28.80)
	NOLIVE	GAS	0210	RI	10955	0.00101648	8/8	-5051	-30293.42	-2275.38	0
					S	6	NET	-5.13	-30.79	-2.31	0	(28.48)
	NOLIVE	GAS	0210	RI	10955	0.00101648	8/8	5051	28336.5	2128.39	0
					S	5.61	NET	5.13	28.8	2.16	0	26.64
	NTHOMP	GAS	0210	RI	10160	0.00711539	8/8	5051	30293.42	2275.38	0
					S	6	NET	35.94	215.55	16.19	0	199.36
	NTHOMP	GAS	0310	RI	10594	0.00711539	8/8	17609	90135.44	6771.9	0
					S	5.12	NET	125.29	641.35	48.18	0	593.17
	NTHOMP	OIL	0410	RI	10788	0.00711539	8/8	193.91	15582.22	716.78	0
					S	80.36	NET	1.38	110.87	5.1	0	105.77
	NTHOMP	GAS	0210	RI	10817	0.00711539	8/8	-5051	-30293.42	0	0
					S	6	NET	-35.94	-215.55	0	0	(215.55)
	NTHOMP	GAS	0210	RI	10817	0.00711539	8/8	5051	28336.5	0	0
					S	5.61	NET	35.94	201.63	0	0	201.63
	NTHOMP	GAS	0410	RI	10817	0.00711539	8/8	9435	44328.69	3330.91	0
					S	4.7	NET	67.13	315.42	23.7	0	291.72
	NTHOMP	GAS	0210	RI	10955	0.00711539	8/8	5051	30293.42	0	0
					S	6	NET	35.94	215.55	0	0	215.55
	NTHOMP	GAS	0210	RI	10955	0.00711539	8/8	-5051	-28336.5	0	0
					S	5.61	NET	-35.94	-201.63	0	0	(201.63)
	NTHOMP	GAS	0210	RI	10955	0.00711539	8/8	-5051	-30293.42	-2275.38	0
					S	6	NET	-35.94	-215.55	-16.19	0	(199.36)
	NTHOMP	GAS	0210	RI	10955	0.00711539	8/8	5051	28336.5	2128.39	0
					S	5.61	NET	35.94	201.63	15.14	0	186.49
	NWALLS	GAS	0210	RI	10160	0.01016024	8/8	5051	30293.42	2275.38	0
					S	6	NET	51.32	307.79	23.12	0	284.67
	NWALLS	GAS	0310	RI	10594	0.01016024	8/8	17609	90135.44	6771.9	0
					S	5.12	NET	178.91	915.8	68.8	0	847.00
	NWALLS	OIL	0410	RI	10788	0.01016024	8/8	193.91	15582.22	716.78	0
					S	80.36	NET	1.97	158.32	7.28	0	151.04
	NWALLS	GAS	0210	RI	10817	0.01016024	8/8	-5051	-30293.42	0	0
					S	6	NET	-51.32	-307.79	0	0	(307.79)
	NWALLS	GAS	0210	RI	10817	0.01016024	8/8	5051	28336.5	0	0
					S	5.61	NET	51.32	287.91	0	0	287.91
	NWALLS	GAS	0410	RI	10817	0.01016024	8/8	9435	44328.69	3330.91	0
					S	4.7	NET	95.86	450.39	33.84	0	416.55
	NWALLS	GAS	0210	RI	10955	0.01016024	8/8	5051	30293.42	0	0
					S	6	NET	51.32	307.79	0	0	307.79
	NWALLS	GAS	0210	RI	10955	0.01016024	8/8	-5051	-28336.5	0	0
					S	5.61	NET	-51.32	-287.91	0	0	(287.91)

Well	Owner	Prod	Prod	Int.	Voucher	Dec.Interest
Code	Code	Code	Mth.	Type	SuspCat	Price	Type	Volume	Value	Prod. Tax	Other Deds	Suspended
	NWALLS	GAS	0210	RI	10955	0.01016024	8/8	-5051	-30293.42	-2275.38	0
					S	6	NET	-51.32	-307.79	-23.12	0	(284.67)
	NWALLS	GAS	0210	RI	10955	0.01016024	8/8	5051	28336.5	2128.39	0
					S	5.61	NET	51.32	287.91	21.62	0	266.29
	OHINCH	GAS	0210	RI	10160	0.00101648	8/8	5051	30293.42	2275.38	0
					S	6	NET	5.13	30.79	2.31	0	28.48
	OHINCH	GAS	0310	RI	10594	0.00101648	8/8	17609	90135.44	6771.9	0
					S	5.12	NET	17.9	91.62	6.88	0	84.74
	OHINCH	OIL	0410	RI	10788	0.00101648	8/8	193.91	15582.22	716.78	0
					S	80.36	NET	0.2	15.84	0.73	0	15.11
	OHINCH	GAS	0210	RI	10817	0.00101648	8/8	-5051	-30293.42	0	0
					S	6	NET	-5.13	-30.79	0	0	(30.79)
	OHINCH	GAS	0210	RI	10817	0.00101648	8/8	5051	28336.5	0	0
					S	5.61	NET	5.13	28.8	0	0	28.80
	OHINCH	GAS	0410	RI	10817	0.00101648	8/8	9435	44328.69	3330.91	0
					S	4.7	NET	9.59	45.06	3.39	0	41.67
	OHINCH	GAS	0210	RI	10955	0.00101648	8/8	5051	30293.42	0	0
					S	6	NET	5.13	30.79	0	0	30.79
	OHINCH	GAS	0210	RI	10955	0.00101648	8/8	-5051	-28336.5	0	0
					S	5.61	NET	-5.13	-28.8	0	0	(28.80)
	OHINCH	GAS	0210	RI	10955	0.00101648	8/8	-5051	-30293.42	-2275.38	0
					S	6	NET	-5.13	-30.79	-2.31	0	(28.48)
	OHINCH	GAS	0210	RI	10955	0.00101648	8/8	5051	28336.5	2128.39	0
					S	5.61	NET	5.13	28.8	2.16	0	26.64
	PHINCH	GAS	0210	RI	10160	0.00101648	8/8	5051	30293.42	2275.38	0
					S	6	NET	5.13	30.79	2.31	0	28.48
	PHINCH	GAS	0310	RI	10594	0.00101648	8/8	17609	90135.44	6771.9	0
					S	5.12	NET	17.9	91.62	6.88	0	84.74
	PHINCH	OIL	0410	RI	10788	0.00101648	8/8	193.91	15582.22	716.78	0
					S	80.36	NET	0.2	15.84	0.73	0	15.11
	PHINCH	GAS	0210	RI	10817	0.00101648	8/8	-5051	-30293.42	0	0
					S	6	NET	-5.13	-30.79	0	0	(30.79)
	PHINCH	GAS	0210	RI	10817	0.00101648	8/8	5051	28336.5	0	0
					S	5.61	NET	5.13	28.8	0	0	28.80
	PHINCH	GAS	0410	RI	10817	0.00101648	8/8	9435	44328.69	3330.91	0
					S	4.7	NET	9.59	45.06	3.39	0	41.67
	PHINCH	GAS	0210	RI	10955	0.00101648	8/8	5051	30293.42	0	0
					S	6	NET	5.13	30.79	0	0	30.79
	PHINCH	GAS	0210	RI	10955	0.00101648	8/8	-5051	-28336.5	0	0
					S	5.61	NET	-5.13	-28.8	0	0	(28.80)
	PHINCH	GAS	0210	RI	10955	0.00101648	8/8	-5051	-30293.42	-2275.38	0
					S	6	NET	-5.13	-30.79	-2.31	0	(28.48)

Well	Owner	Prod	Prod	Int.	Voucher	Dec.Interest
Code	Code	Code	Mth.	Type	SuspCat	Price	Type	Volume	Value	Prod. Tax	Other Deds	Suspended
	PHINCH	GAS	0210	RI	10955	0.00101648	8/8	5051	28336.5	2128.39	0
					S	5.61	NET	5.13	28.8	2.16	0	26.64
	PMALLA	GAS	0210	RI	10160	0.0011859	8/8	5051	30293.42	2275.38	0
					S	6	NET	5.99	35.92	2.7	0	33.22
	PMALLA	GAS	0310	RI	10594	0.0011859	8/8	17609	90135.44	6771.9	0
					S	5.12	NET	20.88	106.89	8.03	0	98.86
	PMALLA	OIL	0410	RI	10788	0.0011859	8/8	193.91	15582.22	716.78	0
					S	80.36	NET	0.23	18.48	0.85	0	17.63
	PMALLA	GAS	0210	RI	10817	0.0011859	8/8	-5051	-30293.42	0	0
					S	6	NET	-5.99	-35.92	0	0	(35.92)
	PMALLA	GAS	0210	RI	10817	0.0011859	8/8	5051	28336.5	0	0
					S	5.61	NET	5.99	33.6	0	0	33.60
	PMALLA	GAS	0410	RI	10817	0.0011859	8/8	9435	44328.69	3330.91	0
					S	4.7	NET	11.19	52.57	3.95	0	48.62
	PMALLA	GAS	0210	RI	10955	0.0011859	8/8	5051	30293.42	0	0
					S	6	NET	5.99	35.92	0	0	35.92
	PMALLA	GAS	0210	RI	10955	0.0011859	8/8	-5051	-28336.5	0	0
					S	5.61	NET	-5.99	-33.6	0	0	(33.60)
	PMALLA	GAS	0210	RI	10955	0.0011859	818	-5051	-30293.42	-2275.38	0
					S	6	NET	-5.99	-35.92	-2.7	0	(33.22)
	PMALLA	GAS	0210	RI	10955	0.0011859	8/8	5051	28336.5	2128.39	0
					S	5.61	NET	5.99	33.6	2.52	0	31.08
	PSTEPH	GAS	0210	RI	10160	0.00008086	8/8	5051	30293.42	2275.38	0
					S	6	NET	0.41	2.45	0.18	0	2.27
	PSTEPH	GAS	0310	RI	10594	0.00008086	8/8	17609	90135.44	6771.9	0
					S	5.12	NET	1.42	7.29	0.55	0	6.74
	PSTEPH	OIL	0410	RI	10788	0.00008086	8/8	193.91	15582.22	716.78	0
					S	80.36	NET	0.02	1.26	0.06	0	1.20
	PSTEPH	GAS	0210	RI	10817	0.00008086	8/8	-5051	-30293.42	0	0
					S	6	NET	-0.41	-2.45	0	0	(2.45)
	PSTEPH	GAS	0210	RI	10817	0.00008086	8/8	5051	28336.5	0	0
					S	5.61	NET	0.41	2.29	0	0	2.29
	PSTEPH	GAS	0410	RI	10817	0.00008086	818	9435	44328.69	3330.91	0
					S	4.7	NET	0.76	3.58	0.27	0	3.31
	PSTEPH	GAS	0210	RI	10955	0.00008086	8/8	5051	30293.42	0	0
					S	6	NET	0.41	2.45	0	0	2.45
	PSTEPH	GAS	0210	RI	10955	0.00008086	8/8	-5051	-28336.5	0	0
					S	5.61	NET	-0.41	-2.29	0	0	(2.29)
	PSTEPH	GAS	0210	RI	10955	0.00008086	8/8	-5051	-30293.42	-2275.38	0
					S	6	NET	-0.41	-2.45	-0.18	0	(2.27)
	PSTEPH	GAS	0210	RI	10955	0.00008086	8/8	5051	28336.5	2128.39	0
					S	5.61	NET	0.41	2.29	0.17	0	2.12

Well	Owner	Prod	Prod	Int.	Voucher	Dec.Interest
Code	Code	Code	Mth.	Type	SuspCat	Price	Type	Volume	Value	Prod. Tax	Other Deds	Suspended
	RHENRY	GAS	0210	RI	10160	0.00177885	8/8	5051	30293.42	2275.38	0
					S	6	NET	8.98	53.89	4.05	0	49.84
	RHENRY	GAS	0310	RI	10594	0.00177885	8/8	17609	90135.44	6771.9	0
					S	5.12	NET	31.32	160.34	12.05	0	148.29
	RHENRY	OIL	0410	RI	10788	0.00177885	8/8	193.91	15582.22	716.78	0
					S	80.36	NET	0.34	27.72	1.28	0	26.44
	RHENRY	GAS	0210	RI	10817	0.00177885	8/8	-5051	-30293.42	0	0
					S	6	NET	-8.98	-53.89	0	0	(53.89)
	RHENRY	GAS	0210	RI	10817	0.00177885	8/8	5051	28336.5	0	0
					S	5.61	NET	8.98	50.41	0	0	50.41
	RHENRY	GAS	0410	RI	10817	0.00177885	8/8	9435	44328.69	3330.91	0
					S	4.7	NET	16.78	78.85	5.93	0	72.92
	RHENRY	GAS	0210	RI	10955	0.00177885	8/8	5051	30293.42	0	0
					S	6	NET	8.98	53.89	0	0	53.89
	RHENRY	GAS	0210	RI	10955	0.00177885	8/8	-5051	-28336.5	0	0
					S	5.61	NET	-8.98	-50.41	0	0	(50,41)
	RHENRY	GAS	0210	RI	10955	0.00177885	8/8	-5051	-30293.42	-2275.38	0
					S	6	NET	-8.98	-53.89	-4.05	0	(49.84)
	RHENRY	GAS	0210	RI	10955	0.00177885	8/8	5051	28336.5	2128.39	0
					S	5.61	NET	8.98	50.41	3.79	0	46.62
	ROHENR	GAS	0210	RI	10160	0.00059295	8/8	5051	30293.42	2275.38	0
					S	6	NET	2.99	17.96	1.35	0	16.61
	ROHENR	GAS	0310	RI	10594	0.00059295	8/8	17609	90135.44	6771.9	0
					S	5.12	NET	10.44	53.45	4.02	0	49.43
	ROHENR	OIL	0410	RI	10788	0.00059295	8/8	193.91	15582.22	716.78	0
					S	80.36	NET	0.11	9.24	0.43	0	8.81
	ROHENR	GAS	0210	RI	10817	0.00059295	8/8	-5051	-30293.42	0	0
					S	6	NET	-2.99	-17.96	0	0	(17.96)
	ROHENR	GAS	0210	RI	10817	0.00059295	8/8	5051	28336.5	0	0
					S	5.61	NET	2.99	16.8	0	0	16.80
	ROHENR	GAS	0410	RI	10817	0.00059295	8/8	9435	44328.69	3330.91	0
					S	4.7	NET	5.59	26.28	1.98	0	24.30
	ROHENR	GAS	0210	RI	10955	0.00059295	8/8	5051	30293.42	0	0
					S	6	NET	2.99	17.96	0	0	17.96
	ROHENR	GAS	0210	RI	10955	0.00059295	8/8	-5051	-28336.5	0	0
					S	5.61	NET	-2.99	-16.8	0	0	(16.80)
	ROHENR	GAS	0210	RI	10955	0.00059295	8/8	-5051	-30293.42	-2275.38	0
					S	6	NET	-2.99	-17.96	-1.35	0	(16.61)
	ROHENR	GAS	0210	RI	10955	0.00059295	8/8	5051	28336.5	2128.39	0
					S	5.61	NET	2.99	16.8	1.26	0	15.54
	RROUGE	GAS	0210	RI	10160	0.00207532	8/8	5051	30293.42	2275.38	0
					S	6	NET	10.48	62.87	4.72	0	58.15

Well	Owner	Prod	Prod	Int.	Voucher	Dec.Interest
Code	Code	Code	Mth.	Type	SuspCat	Price	Type	Volume	Value	Prod. Tax	Other Deds	Suspended
	RROUGE	GAS	0310	RI	10594	0.00207532	8/8	17609	90135.44	6771.9	0
					S	5.12	NET	36.54	187.06	14.05	0	173.01
	RROUGE	OIL	0410	RI	10788	0.00207532	8/8	193.91	15582.22	716.78	0
					S	80.36	NET	0.4	32.34	1.49	0	30.85
	RROUGE	GAS	0210	RI	10817	0.00207532	8/8	-5051	-30293.42	0	0
					S	6	NET	-10.48	-62.87	0	0	(62.87)
	RROUGE	GAS	0210	RI	10817	0.00207532	8/8	5051	28336.5	0	0
					S	5.61	NET	10.48	58.81	0	0	58.81
	RROUGE	GAS	0410	RI	10817	0.00207532	8/8	9435	44328.69	3330.91	0
					S	4.7	NET	19.58	92	6.91	0	85.09
	RROUGE	GAS	0210	RI	10955	0.00207532	8/8	5051	30293.42	0	0
					S	6	NET	10.48	62.87	0	0	62.87
	RROUGE	GAS	0210	RI	10955	0.00207532	8/8	-5051	-28336.5	0	0
					S	5.61	NET	-10.48	-58.81	0	0	(58.81)
	RROUGE	GAS	0210	RI	10955	0.00207532	8/8	-5051	-30293.42	-2275.38	0
					S	6	NET	-10.48	-62.87	-4.72	0	(58.15)
	RROUGE	GAS	0210	RI	10955	0.00207532	8/8	5051	28336.5	2128.39	0
					S	5.61	NET	10.48	58.81	4.42	0	54.39
	RSTEPH	GAS	0210	RI	10160	0.00008086	8/8	5051	30293.42	2275.38	0
					S	6	NET	0.41	2.45	0.18	0	2.27
	RSTEPH	GAS	0310	RI	10594	0.00008086	8/8	17609	90135.44	6771.9	0
					S	5.12	NET	1.42	7.29	0.55	0	6.74
	RSTEPH	OIL	0410	RI	10788	0.00008086	8/8	193.91	15582.22	716.78	0
					S	80.36	NET	0.02	1.26	0.06	0	1.20
	RSTEPH	GAS	0210	RI	10817	0.00008086	8/8	-5051	-30293.42	0	0
					S	6	NET	-0.41	-2.45	0	0	(2.45)
	RSTEPH	GAS	0210	RI	10817	0.00008086	8/8	5051	28336.5	0	0
					S	5.61	NET	0.41	2.29	0	0	2.29
	RSTEPH	GAS	0410	RI	10817	0.00008086	8/8	9435	44328.69	3330.91	0
					S	4.7	NET	0.76	3.58	0.27	0	3.31
	RSTEPH	GAS	0210	RI	10955	0.00008086	8/8	5051	30293.42	0	0
					S	6	NET	0.41	2.45	0	0	2.45
	RSTEPH	GAS	0210	RI	10955	0.00008086	8/8	-5051	-28336.5	0	0
					S	5.61	NET	-0.41	-2.29	0	0	(2.29)
	RSTEPH	GAS	0210	RI	10955	0.00008086	8/8	-5051	-30293.42	-2275.38	0
					S	6	NET	-0.41	-2.45	-0.18	0	(2.27)
	RSTEPH	GAS	0210	RI	10955	0.00008086	8/8	5051	28336.5	2128.39	0
					S	5.61	NET	0.41	2.29	0.17	0	2.12
	SALLER	GAS	0210	ORRI	10160	0.02631557	8/8	5051	30293.42	2275.38	0
					S	6	NET	132.92	797.19	59.88	0	737.31
	SALLER	GAS	0310	ORRI	10594	0.02631557	8/8	17609	90135.44	6771.9	0
					S	5.12	NET	463.39	2371.97	178.21	0	2,193.76

Well	Owner	Prod	Prod	Int.	Voucher	Dec.Interest					Other
Code	Code	Code	Mth.	Type	SuspCat	Price	Type	Volume	Value	Prod. Tax	Deds	Suspended
	SALLER	OIL	0410	ORRI	10788	0.02631557	8/8	193.91	15582.22	716.78	0
					S	80.36	NET	5.1	410.06	18.86	0	391.20
	SALLER	GAS	0210	ORRI	10817	0.02631557	8/8	-5051	-30293.42	0	0
					S	6	NET	-132.92	-797.19	0	0	(797.19)
	SALLER	GAS	0210	ORRI	10817	0.02631557	8/8	5051	28336.5	0	0
					S	5.61	NET	132.92	745.69	0	0	745.69
	SALLER	GAS	0410	ORRI	10817	0.02631557	8/8	9435	44328.69	3330.91	0
					S	4.7	NET	248.29	1166.53	87.65	0	1,078.88
	SALLER	GAS	0210	ORRI	10955	0.02631557	8/8	5051	30293.42	0	0
					S	6	NET	132.92	797.19	0	0	797.19
	SALLER	GAS	0210	ORRI	10955	0.02631557	8/8	-5051	-28336.5	0	0
					S	5.61	NET	-132.92	-745.69	0	0	(745.69)
	SALLER	GAS	0210	ORRI	10955	0.02631557	8/8	-5051	-30293.42	-2275.38	0
					S	6	NET	-132.92	-797.19	-59.88	0	(737.31)
	SALLER	GAS	0210	ORRI	10955	0.02631557	8/8	5051	28336.5	2128.39	0
					S	5.61	NET	132.92	745.69	56.01	0	689.68
	SJOHNS	GAS	0210	RI	10160	0.00008086	8/8	5051	30293.42	2275.38	0
					S	6	NET	0.41	2.45	0.18	0	2.27
	SJOHNS	GAS	0310	RI	10594	0.00008086	8/8	17609	90135.44	6771.9	0
					S	5.12	NET	1.42	7.29	0.55	0	6.74
	SJOHNS	OIL	0410	RI	10788	0.00008086	8/8	193.91	15582.22	716.78	0
					S	80.36	NET	0.02	1.26	0.06	0	1.20
	SJOHNS	GAS	0210	RI	10817	0.00008086	8/8	-5051	-30293.42	0	0
					S	6	NET	-0.41	-2.45	0	0	(2.45)
	SJOHNS	GAS	0210	RI	10817	0.00008086	8/8	5051	28336.5	0	0
					S	5.61	NET	0.41	2.29	0	0	2.29
	SJOHNS	GAS	0410	RI	10817	0.00008086	8/8	9435	44328.69	3330.91	0
					S	4.7	NET	0.76	3.58	0.27	0	3.31
	SJOHNS	GAS	0210	RI	10955	0.00008086	8/8	5051	30293.42	0	0
					S	6	NET	0.41	2.45	0	0	2.45
	SJOHNS	GAS	0210	RI	10955	0.00008086	8/8	-5051	-28336.5	0	0
					S	5.61	NET	-0.41	-2.29	0	0	(2.29)
	SJOHNS	GAS	0210	RI	10955	0.00008086	8/8	-5051	-30293.42	-2275.38	0
					S	6	NET	-0.41	-2.45	-0.18	0	(2.27)
	SJOHNS	GAS	0210	RI	10955	0.00008086	8/8	5051	28336.5	2128.39	0
					S	5.61	NET	0.41	2.29	0.17	0	2.12
	SNEAL	GAS	0210	RI	10160	0.00022236	8/8	5051	30293.42	2275.38	0
					S	6	NET	1.12	6.74	0.51	0	6.23
	SNEAL	GAS	0310	RI	10594	0.00022236	8/8	17609	90135.44	6771.9	0
					S	5.12	NET	3.92	20.04	1.51	0	18.53
	SNEAL	OIL	0410	RI	10788	0.00022236	8/8	193.91	15582.22	716.78	0
					S	80.36	NET	0.04	3.46	0.16	0	3.30

Well	Owner	Prod	Prod	Int.	Voucher	Dec.Interest					Other
Code	Code	Code	Mth.	Type	SuspCat	Price	Type	Volume	Value	Prod. Tax	Deds	Suspended
	SNEAL	GAS	0210	RI	10817	0.00022236	8/8	-5051	-30293.42	0	0
					S	6	NET	-1.12	-6.74	0	0	(6.74)
	SNEAL	GAS	0210	RI	10817	0.00022236	8/8	5051	28336.5	0	0
					S	5.61	NET	1.12	6.3	0	0	6.30
	SNEAL	GAS	0410	RI	10817	0.00022236	8/8	9435	44328.69	3330.91	0
					S	4.7	NET	2.1	9.86	0.74	0	9.12
	SNEAL	GAS	0210	RI	10955	0.00022236	8/8	5051	30293.42	0	0
					S	6	NET	1.12	6.74	0	0	6.74
	SNEAL	GAS	0210	RI	10955	0.00022236	8/8	-5051	-28336.5	0	0
					S	5.61	NET	-1.12	-6.3	0	0	(6.30)
	SNEAL	GAS	0210	RI	10955	0.00022236	8/8	-5051	-30293.42	-2275.38	0
					S	6	NET	-1.12	-6.74	-0.51	0	(6.23)
	SNEAL	GAS	0210	RI	10955	0.00022236	8/8	5051	28336.5	2128.39	0
					S	5.61	NET	1.12	6.3	0.47	0	5.83
	SRICHA	GAS	0210	RI	10160	0.00001348	8/8	5051	30293.42	2275.38	0
					S	6	NET	0.07	0.41	0.03	0	0.38
	SRICHA	GAS	0310	RI	10594	0.00001348	8/8	17609	90135.44	6771.9	0
					S	5.12	NET	0.24	1.22	0.09	0	1.13
	SRICHA	OIL	0410	RI	10788	0.00001348	8/8	193.91	15582.22	716.78	0
					S	80.36	NET	0	0.21	0.01	0	0.20
	SRICHA	GAS	0210	RI	10817	0.00001348	8/8	-5051	-30293.42	0	0
					S	6	NET	-0.07	-0.41	0	0	(0.41)
	SRICHA	GAS	0210	RI	10817	0.00001348	8/8	5051	28336.5	0	0
					S	5.61	NET	0.07	0.38	0	0	0.38
	SRICHA	GAS	0410	RI	10817	0.00001348	8/8	9435	44328.69	3330.91	0
					S	4.7	NET	0.13	0.6	0.04	0	0.56
	SRICHA	GAS	0210	RI	10955	0.00001348	8/8	5051	30293.42	0	0
					S	6	NET	0.07	0.41	0	0	0.41
	SRICHA	GAS	0210	RI	10955	0.00001348	8/8	-5051	-28336.5	0	0
					S	5.61	NET	-0.07	-0.38	0	0	(0.38)
	SRICHA	GAS	0210	RI	10955	0.00001348	8/8	-5051	-30293.42	-2275.38	0
					S	6	NET	-0.07	-0.41	-0.03	0	(0.38)
	SRICHA	GAS	0210	RI	10955	0.00001348	8/8	5051	28336.5	2128.39	0
					S	5.61	NET	0.07	0.38	0.03	0	0.35
	SSHEGO	GAS	0210	RI	10160	0.0013547	8/8	5051	30293.42	2275.38	0
					S	6	NET	6.84	41.04	3.08	0	37.96
	SSHEGO	GAS	0310	RI	10594	0.0013547	8/8	17609	90135.44	6771.9	0
					S	5.12	NET	23.85	122.11	9.17	0	112.94
	SSHEGO	OIL	0410	RI	10788	0.0013547	8/8	193.91	15582.22	716.78	0
					S	80.36	NET	0.26	21.11	0.97	0	20.14
	SSHEGO	GAS	0210	RI	10817	0.0013547	8/8	-5051	-30293.42	0	0
					S	6	NET	-6.84	-41.04	0	0	(41.04)

Well	Owner	Prod	Prod	Int.	Voucher	Dec.Interest					Other
Code	Code	Code	Mth.	Type	SuspCat	Price	Type	Volume	Value	Prod. Tax	Deds	Suspended
	SSHEGO	GAS	0210	RI	10817	0.0013547	8/8	5051	28336.5	0	0
					S	5.61	NET	6.84	38.39	0	0	38.39
	SSHEGO	GAS	0410	RI	10817	0.0013547	8/8	9435	44328.69	3330.91	0
					S	4.7	NET	12.78	60.05	4.51	0	55.54
	SSHEGO	GAS	0210	RI	10955	0.0013547	8/8	5051	30293.42	0	0
					S	6	NET	6.84	41.04	0	0	41.04
	SSHEGO	GAS	0210	RI	10955	0.0013547	8/8	-5051	-28336.5	0	0
					S	5.61	NET	-6.84	-38.39	0	0	(38.39)
	SSHEGO	GAS	0210	RI	10955	0.0013547	8/8	-5051	-30293.42	-2275.38	0
					S	6	NET	-6.84	-41.04	-3.08	0	(37.96)
	SSHEGO	GAS	0210	RI	10955	0.0013547	8/8	5051	28336.5	2128.39	0
					S	5.61	NET	6.84	38.39	2.88	0	35.51
	STEFAN	GAS	0210	RI	10160	0.00057575	8/8	5051	30293.42	2275.38	0
					S	6	NET	2.91	17.44	1.31	0	16.13
	STEFAN	GAS	0310	RI	10594	0.00057575	8/8	17609	90135.44	6771.9	0
					S	5.12	NET	10.14	51.9	3.9	0	48.00
	STEFAN	OIL	0410	RI	10788	0.00057575	8/8	193.91	15582.22	716.78	0
					S	80.36	NET	0.11	8.97	0.41	0	8.56
	STEFAN	GAS	0210	RI	10817	0.00057575	8/8	-5051	-30293.42	0	0
					S	6	NET	-2.91	-17.44	0	0	(17.44)
	STEFAN	GAS	0210	RI	10817	0.00057575	8/8	5051	28336.5	0	0
					S	5.61	NET	2.91	16.31	0	0	16.31
	STEFAN	GAS	0410	RI	10817	0.00057575	8/8	9435	44328.69	3330.91	0
					S	4.7	NET	5.43	25.52	1.92	0	23.60
	STEFAN	GAS	0210	RI	10955	0.00057575	8/8	5051	30293.42	0	0
					S	6	NET	2.91	17.44	0	0	17.44
	STEFAN	GAS	0210	RI	10955	0.00057575	8/8	-5051	-28336.5	0	0
					S	5.61	NET	-2.91	-16.31	0	0	(16.31)
	STEFAN	GAS	0210	RI	10955	0.00057575	8/8	-5051	-30293.42	-2275.38	0
					S	6	NET	-2.91	-17.44	-1.31	0	(16.13)
	STEFAN	GAS	0210	RI	10955	0.00057575	8/8	5051	28336.5	2128.39	0
					S	5.61	NET	2.91	16.31	1.23	0	15.08
	SWALTE	GAS	0210	RI	10160	0.00008086	8/8	5051	30293.42	2275.38	0
					S	6	NET	0.41	2.45	0.18	0	2.27
	SWALTE	GAS	0310	RI	10594	0.00008086	8/8	17609	90135.44	6771.9	0
					S	5.12	NET	1.42	7.29	0.55	0	6.74
	SWALTE	OIL	0410	RI	10788	0.00008086	8/8	193.91	15582.22	716.78	0
					S	80.36	NET	0.02	1.26	0.06	0	1.20
	SWALTE	GAS	0210	RI	10817	0.00008086	8/8	-5051	-30293.42	0	0
					S	6	NET	-0.41	-2.45	0	0	(2.45)
	SWALTE	GAS	0210	RI	10817	0.00008086	8/8	5051	28336.5	0	0
					S	5.61	NET	0.41	2.29	0	0	2.29

Well	Owner	Prod	Prod	Int.	Voucher	Dec.Interest					Other
Code	Code	Code	Mth.	Type	SuspCat	Price	Type	Volume	Value	Prod. Tax	Deds	Suspended
	SWALTE	GAS	0410	RI	10817	0.00008086	8/8	9435	44328.69	3330.91	0
					S	4.7	NET	0.76	3.58	0.27	0	3.31
	SWALTE	GAS	0210	RI	10955	0.00008086	8/8	5051	30293.42	0	0
					S	6	NET	0.41	2.45	0	0	2.45
	SWALTE	GAS	0210	RI	10955	0.00008086	8/8	-5051	-28336.5	0	0
					S	5.61	NET	-0.41	-2.29	0	0	(2.29)
	SWALTE	GAS	0210	RI	10955	0.00008086	8/8	-5051	-30293.42	-2275.38	0
					S	6	NET	-0.41	-2.45	-0.18	0	(2.27)
	SWALTE	GAS	0210	RI	10955	0.00008086	8/8	5051	28336.5	2128.39	0
					S	5.61	NET	0.41	2.29	0.17	0	2.12
	TMAHON	GAS	0210	RI	10160	0.00169337	8/8	5051	30293.42	2275.38	0
					S	6	NET	8.55	51.3	3.85	0	47.45
	TMAHON	GAS	0310	RI	10594	0.00169337	8/8	17609	90135.44	6771.9	0
					S	5.12	NET	29.82	152.63	11.47	0	141.16
	TMAHON	OIL	0410	RI	10788	0.00169337	8/8	193.91	15582.22	716.78	0
					S	80.36	NET	0.33	26.39	1.21	0	25.18
	TMAHON	GAS	0210	RI	10817	0.00169337	8/8	-5051	-30293.42	0	0
					S	6	NET	-8.55	-51.3	0	0	(51.30)
	TMAHON	GAS	0210	RI	10817	0.00169337	8/8	5051	28336.5	0	0
					S	5.61	NET	8.55	47.98	0	0	47.98
	TMAHON	GAS	0410	RI	10817	0.00169337	8/8	9435	44328.69	3330.91	0
					S	4.7	NET	15.98	75.06	5.64	0	69.42
	TMAHON	GAS	0210	RI	10955	0.00169337	8/8	5051	30293.42	0	0
					S	6	NET	8.55	51.3	0	0	51.30
	TMAHON	GAS	0210	RI	10955	0.00169337	8/8	-5051	-28336.5	0	0
					S	5.61	NET	-8.55	-47.98	0	0	(47.98)
	TMAHON	GAS	0210	RI	10955	0.00169337	8/8	-5051	-30293.42	-2275.38	0
					S	6	NET	-8.55	-51.3	-3.85	0	(47.45)
	TMAHON	GAS	0210	RI	10955	0.00169337	8/8	5051	28336.5	2128.39	0
					S	5.61	NET	8.55	47.98	3.6	0	44.38
	TROBER	GAS	0210	RI	10160	0.0035577	8/8	5051	30293.42	2275.38	0
					S	6	NET	17.97	107.77	8.1	0	99.67
	TROBER	GAS	0310	RI	10594	0.0035577	8/8	17609	90135.44	6771.9	0
					S	5.12	NET	62.65	320.67	24.09	0	296.58
	TROBER	OIL	0410	RI	10788	0.0035577	8/8	193.91	15582.22	716.78	0
					S	80.36	NET	0.69	55.44	2.55	0	52.89
	TROBER	GAS	0210	RI	10817	0.0035577	8/8	-5051	-30293.42	0	0
					S	6	NET	-17.97	-107.77	0	0	(107.77)
	TROBER	GAS	0210	RI	10817	0.0035577	8/8	5051	28336.5	0	0
					S	5.61	NET	17.97	100.81	0	0	100.81
	TROBER	GAS	0410	RI	10817	0.0035577	8/8	9435	44328.69	3330.91	0
					S	4.7	NET	33.57	157.71	11.85	0	145.86

Well	Owner	Prod	Prod	Int.	Voucher	Dec.Interest
Code	Code	Code	Mth.	Type	SuspCat	Price	Type	Volume	Value	Prod. Tax	Other Deds	Suspended
	TROBER	GAS	0210	RI	10955	0.0035577	8/8	5051	30293.42	0	0
					S	6	NET	17.97	107.77	0	0	107.77
	TROBER	GAS	0210	RI	10955	0.0035577	8/8	-5051	-28336.5	0	0
					S	5.61	NET	-17.97	-100.81	0	0	(100.81)
	TROBER	GAS	0210	RI	10955	0.0035577	8/8	-5051	-30293.42	-2275.38	0
					S	6	NET	-17.97	-107.77	-8.1	0	(99.67)
	TROBER	GAS	0210	RI	10955	0.0035577	8/8	5051	28336.5	2128.39	0
					S	5.61	NET	17.97	100.81	7.57	0	93.24
	TWALLA	GAS	0210	RI	10160	0.00948719	8/8	5051	30293.42	2275.38	0
					S	6	NET	47.92	287.4	21.59	0	265.81
	TWALLA	GAS	0310	RI	10594	0.00948719	8/8	17609	90135.44	6771.9	0
					S	5.12	NET	167.06	855.13	64.25	0	790.88
	TWALLA	OIL	0410	RI	10788	0.00948719	8/8	193.91	15582.22	716.78	0
					S	80.36	NET	1.84	147.83	6.8	0	141.03
	TWALLA	GAS	0210	RI	10817	0.00948719	8/8	-5051	-30293.42	0	0
					S	6	NET	-47.92	-287.4	0	0	(287.40)
	TWALLA	GAS	0210	RI	10817	0.00948719	8/8	5051	28336.5	0	0
					S	5.61	NET	47.92	268.83	0	0	268.83
	TWALLA	GAS	0410	RI	10817	0.00948719	8/8	9435	44328.69	3330.91	0
					S	4.7	NET	89.51	420.55	31.6	0	388.95
	TWALLA	GAS	0210	RI	10955	0.00948719	8/8	5051	30293.42	0	0
					S	6	NET	47.92	287.4	0	0	287.40
	TWALLA	GAS	0210	RI	10955	0.00948719	8/8	-5051	-28336.5	0	0
					S	5.61	NET	-47.92	-268.83	0	0	(268.83)
	TWALLA	GAS	0210	RI	10955	0.00948719	8/8	-5051	-30293.42	-2275.38	0
					S	6	NET	-47.92	-287.4	-21.59	0	(265.81)
	TWALLA	GAS	0210	RI	10955	0.00948719	8/8	5051	28336.5	2128.39	0
					S	5.61	NET	47.92	268.83	20.19	0	248.64
	WHINCH	GAS	0210	RI	10160	0.00101648	8/8	5051	30293.42	2275.38	0
					S	6	NET	5.13	30.79	2.31	0	28.48
	WHINCH	GAS	0310	RI	10594	0.00101648	8/8	17609	90135.44	6771.9	0
					S	5.12	NET	17.9	91.62	6.88	0	84.74
	WHINCH	OIL	0410	RI	10788	0.00101648	8/8	193.91	15582.22	716.78	0
					S	80.36	NET	0.2	15.84	0.73	0	15.11
	WHINCH	GAS	0210	RI	10817	0.00101648	8/8	-5051	-30293.42	0	0
					S	6	NET	-5.13	-30.79	0	0	(30.79)
	WHINCH	GAS	0210	RI	10817	0.00101648	8/8	5051	28336.5	0	0
					S	5.61	NET	5.13	28.8	0	0	28.80
	WHINCH	GAS	0410	RI	10817	0.00101648	8/8	9435	44328.69	3330.91	0
					S	4.7	NET	9.59	45.06	3.39	0	41.67
	WHINCH	GAS	0210	RI	10955	0.00101648	8/8	5051	30293.42	0	0
					S	6	NET	5.13	30.79	0	0	30.79

Well	Owner	Prod	Prod	Int.	Voucher	Dec.Interest
Code	Code	Code	Mth.	Type	SuspCat	Price	Type	Volume	Value	Prod. Tax	Other Deds	Suspended
	WHINCH	GAS	0210	RI	10955	0.00101648	8/8	-5051	-28336.5	0	0
					S	5.61	NET	-5.13	-28.8	0	0	(28.80)
	WHINCH	GAS	0210	RI	10955	0.00101648	8/8	-5051	-30293.42	-2275.38	0
					S	6	NET	-5.13	-30.79	-2.31	0	(28.48)
	WHINCH	GAS	0210	RI	10955	0.00101648	8/8	5051	28336.5	2128.39	0
					S	5.61	NET	5.13	28.8	2.16	0	26.64
	WMARTI	GAS	0210	RI	10160	0.02032048	8/8	5051	30293.42	2275.38	0
					S	6	NET	102.64	615.58	46.24	0	569.34
	WMARTI	GAS	0310	RI	10594	0.02032048	8/8	17609	90135.44	6771.9	0
					S	5.12	NET	357.82	1831.6	137.61	0	1,693.99
	WMARTI	OIL	0410	RI	10788	0.02032048	8/8	193.91	15582.22	716.78	0
					S	80.36	NET	3.94	316.64	14.57	0	302.07
	WMARTI	GAS	0210	RI	10817	0.02032048	8/8	-5051	-30293.42	0	0
					S	6	NET	-102.64	-615.58	0	0	(615.58)
	WMARTI	GAS	0210	RI	10817	0.02032048	8/8	5051	28336.5	0	0
					S	5.61	NET	102.64	575.81	0	0	575.81
	WMARTI	GAS	0410	RI	10817	0.02032048	8/8	9435	44328.69	3330.91	0
					S	4.7	NET	191.72	900.78	67.69	0	833.09
	WMARTI	GAS	0210	RI	10955	0.02032048	8/8	5051	30293.42	0	0
					S	6	NET	102.64	615.58	0	0	615.58
	WMARTI	GAS	0210	RI	10955	0.02032048	8/8	-5051	-28336.5	0	0
					S	5.61	NET	-102.64	-575.81	0	0	(575.81)
	WMARTI	GAS	0210	RI	10955	0.02032048	8/8	-5051	-30293.42	-2275.38	0
					S	6	NET	-102.64	-615.58	-46.24	0	(569.34)
	WMARTI	GAS	0210	RI	10955	0.02032048	8/8	5051	28336.5	2128.39	0
					S	5.61	NET	102.64	575.81	43.25	0	532.56
	WSTEPH	GAS	0210	RI	10160	0.00088942	8/8	5051	30293.42	2275.38	0
					S	6	NET	4.49	26.94	2.02	0	24.92
	WSTEPH	GAS	0310	RI	10594	0.00088942	8/8	17609	90135.44	6771.9	0
					S	5.12	NET	15.66	80.17	6.02	0	74.15
	WSTEPH	OIL	0410	RI	10788	0.00088942	8/8	193.91	15582.22	716.78	0
					S	80.36	NET	0.17	13.86	0.64	0	13.22
	WSTEPH	GAS	0210	RI	10817	0.00088942	8/8	-5051	-30293.42	0	0
					S	6	NET	-4.49	-26.94	0	0	(26.94)
	WSTEPH	GAS	0210	RI	10817	0.00088942	8/8	5051	28336.5	0	0
					S	5.61	NET	4.49	25.2	0	0	25.20
	WSTEPH	GAS	0410	RI	10817	0.00088942	8/8	9435	44328.69	3330.91	0
					S	4.7	NET	8.39	39.43	2.96	0	36.47
	WSTEPH	GAS	0210	RI	10955	0.00088942	8/8	5051	30293.42	0	0
					S	6	NET	4.49	26.94	0	0	26.94
	WSTEPH	GAS	0210	RI	10955	0.00088942	8/8	-5051	-28336.5	0	0
					S	5.61	NET	-4.49	-25.2	0	0	(25.20)
	WSTEPH	GAS	0210	RI	10955	0.00088942	8/8	-5051	-30293.42	-2275.38	0
					S	6	NET	-4.49	-26.94	-2.02	0	(24.92)
	WSTEPH	GAS	0210	RI	10955	0.00088942	8/8	5051	28336.5	2128.39	0
					S	5.61	NET	4.49	25.2	1.89	0	23.31
Well	Total						NET	5804.27	32066.93	2327.59	0	29,739.34
Comp	Total						NET	11213.24	62002.61	4420.98	0	57,581.63

Schedule 5.13
to
Purchase and Sale Agreement between
Katy Resources ETX, LLC, Seller and Sun River Energy, Inc., Purchaser
Gas Imbalances
None

Schedule 5.13 - Page 1 of 1

Schedule 5.14
to
Purchase and Sale Agreement between
Katy Resources ETX, LLC, Seller and Sun River Energy, Inc., Purchaser
Governmental Authorizations
None

Schedule 5.14 - Page 1 of 1

Schedule 5.15
to
Purchase and Sale Agreement between
Katy Resources ETX, LLC, Seller and Sun River Energy, Inc., Purchaser
Preferential Rights & Consents to Assign
Part I

Lessor	Date	Lessee	Obligations	Prospect	County
FORESTAR MINERALS, LLC	4/27/2009	KATY RESOURCES ETX, LLC	1. This lease requires the Lessor’s Consent to Assign to any other party.	Raven	Houston

STANLEY L. CROSSMAN	11/4/2009	KATY RESOURCES ETX, LLC	1. This lease requires that the Lessee furnish the Lessor with written notice of any assignment.	Lumberjack	Cherokee

TYLER JOHN FRANK	11/4/2009	KATY RESOURCES ETX, LLC	1. This lease requires that the Lessee furnish the Lessor with written notice of any assignment.	Lumberjack	Cherokee

H. JOHN FRANK, JR.	11/4/2009	KATY RESOURCES ETX, LLC	1. This lease requires that the Lessee furnish the Lessor with written notice of any assignment.	Lumberjack	Cherokee

ELIZABETH LESSER TARRANT	11/4/2009	KATY RESOURCES ETX, LLC	1. This lease requires that the Lessee furnish the Lessor with written notice of any assignment.	Lumberjack	Cherokee

LAUREN HURST FREY	11/4/2009	KATY RESOURCES ETX, LLC	1. This lease requires that the Lessee furnish the Lessor with written notice of any assignment.	Lumberjack	Cherokee

JOHN FRANK LESSER IRREVOCABLE MINERAL RIGHTS TRUST	11/4/2009	KATY RESOURCES ETX, LLC	1. This lease requires that the Lessee furnish the Lessor with written notice of any assignment.	Lumberjack	Cherokee

NANCY RUSSELL HAUSERMAN	11/4/2009	KATY RESOURCES ETX, LLC	1. This lease requires that the Lessee furnish the Lessor with written notice of any assignment.	Lumberjack	Cherokee
.

TEXAS-HARRIS PARTNERSHIP I, L.P.	11/4/2009	KATY RESOURCES ETX, LLC	1. This lease requires that the Lessee furnish the Lessor with written notice of any assignment.	Lumberjack	Cherokee

JEROME CROSSMAN MARCUS	11/4/2009	KATY RESOURCES ETX, LLC	1. This lease requires that the Lessee furnish the Lessor with written notice of any assignment.	Lumberjack	Cherokee

Schedule 5.15 - Page 1 of 2

Lessor	Date	Lessee	Obligations	Prospect	County
KATIE FALLET	11/4/2009	KATY RESOURCES ETX, LLC	1. This lease requires that the Lessee furnish the Lessor with written notice of any assignment.	Lumberjack	Cherokee

SAM BONART MARCUS, JR.	11/4/2009	KATY RESOURCES ETX, LLC	1. This lease requires that the Lessee furnish the Lessor with written notice of any assignment.	Lumberjack	Cherokee

JIM GORDON BELL & NAOMI ELISE BELL	6/23/2009	KATY RESOURCES ETX, LLC	1. This lease requires that the Lessee furnish the Lessor with written notice of any assignment.	Lumberjack	Angelina

ROY H. LAIRD MEMORIAL HOSPITAL	2/12/2007	BIVINS ENERGY CORPORATION	1. This lease requires the Lessor’s Consent to Assign to any other party.	West Danville	Gregg

BISHOP QUIN FOUNDATION	6/1/2006	BIVINS ENERGY CORPORATION	1. This lease requires the Lessor’s Consent to Assign to any other party.	West Danville	Gregg

METHODIST CHILDRENS HOME	6/1/2006	BIVINS ENERGY CORPORATION	1. This lease requires the Lessor’s Consent to Assign to any other party.	West Danville	Gregg

EPISCOPAL THEOLOGICAL SEMINARY OF THE SOUTHWEST	6/1/2006	BIVINS ENERGY CORPORATION	1. This lease requires the Lessor’s Consent to Assign to any other party.	West Danville	Gregg

WILLIAM MARSH RICE UNIVERSITY	10/4/2007	GREYSTONE OIL & GAS LLP	1. This lease requires the Lessor’s Consent to Assign to any other party.	East Overton	Rusk

WILLIAM MARSH RICE UNIVERSITY	10/4/2007	GREYSTONE OIL & GAS LLP	1. This lease requires the Lessor’s Consent to Assign to any other Party.	East Overton	Rusk

.
THOMAS R. ADAMS FAMILY LIMITED PARTNERSHIP	11/19/2009	KATY RESOURCES ETX, LLC	1. Must drill and complete 2 wells by November 19, 2010	Crawford	Panola
Part II
The consent of Encana Oil and Gas (USA) Inc. is required to assign or transfer the interests of Katy Resources ETX, LLC in and to that certain Carry and Earning Agreement dated February 1, 2009 between such parties.

Schedule 5.15 - Page 2 of 2

Schedule 5.17
to
Purchase and Sale Agreement between
Katy Resources ETX, LLC, Seller and Sun River Energy, Inc., Purchaser
Payout Balances
None

Schedule 5.17 - Page 1 of 1

Schedule 5.20
to
Purchase and Sale Agreement between
Katy Resources ETX, LLC, Seller and Sun River Energy, Inc., Purchaser
Other Property
Affidavit Claiming Mechanic’s and Materialman’s Lien dated June 28, 2010, by James A. Brunjack, President of Power Solutions, LLC, Total $196,151.21

Schedule 5.20 - Page 1 of 1

Schedule 5.21
to
Purchase and Sale Agreement between
Katy Resources ETX, LLC, Seller and Sun River Energy, Inc., Purchaser
Leases
Oil and Gas Leases, Ratifications and Minerals
All recording references are to the Deed Records or Official Public Records of
Angelina County, Texas

	Lessor	Expiration Date	Recording Information	County
1	JASPER B. NERREN AND WIFE, NORA MAE NERREN	01/23/1958	Recorded on 2/11/1953, Doc. # 54016, Vol. 43, Pg 183, in the Official Records of Angelina County, Texas.	Angelina

2	MRS. I. D. FAIRCHILD	05/17/1958	Recorded on 6-8-1948, Doc. # 29631, Vol. 32, Pg 308, in the Official Records of Angelina County, Texas.	Angelina

3	HOWARD WALKER	05/21/1958	Recorded on 7/16/1948 Doc. # 30470, Vol. 32, Pg 521, in the Official Records of Angelina County, Texas.	Angelina

4	E. C. HEATON AND WIFE, DELBERT HEATON	06/03/1958	Recorded on 6/22/1948, Doc. # 29890, Vol. 32, Pg 460, in the Official Records of Angelina County, Texas.	Angelina

5	W. F. LEWIS ET AL	06/03/1958	Recorded on 7/17/1948, Doc. # 30478, Vol. 32, Pg 570, in the Official Records of Angelina County, Texas.	Angelina

6	J. C. MODISETT AND WIFE LOTTIE MODISETT	06/21/1958	Recorded on 7/14/1948 Doc. # 30474, Vol. 32, Pg 543, in the Official Records of Angelina County, Texas.	Angelina

7	W. B. SPEARS AND WIFE, T. E. SPEARS	06/30/1958	Recorded on 7/14/1948 Doc. # 30473, Vol. 32, Pg 537, in the Official Records of Angelina County, Texas.	Angelina

8	CRAIT ALLEN AND WIFE, RUTH ALLEN	07/15/1958	Recorded on 8/3/1948, Doc. # 30781, Vol. 32, Pg 606, in the Official Records of Angelina County, Texas.	Angelina

9	ERA ALLEN HOPPER AND HUSBAND, A. W. HOPPER	07/28/1958	Recorded on 8/7/1948, Doc. # 30792, Vol. 33, Pg 41, in the Official Records of Angelina County, Texas.	Angelina

10	G. W. ALLEN	07/28/1958	Recorded on 8/6/1948, Doc. # 30791, Vol. 33, Pg 35, in the Official Records of Angelina County, Texas.	Angelina

11	J. B. ALLEN AND WIFE, DOVIE ALLEN	02/19/1959	Recorded on 5/9/1949, Doc. # 35191, Vol. 34, Pg 307, in the Official Records of Angelina County, Texas.	Angelina

12	P. E. SIMMS AND WIFE, MOLLIE SIMM	01/30/1962	Recorded on 1/30/1952, under Doc # 47944, in the Official Records of Angelina County, Texas.	Angelina

13	C. H. BRAZIL AND WIFE NORMA BRAZIL	02/02/1962	Recorded on 2/4/1952, under Doc # 48022, Vol. 37, Pg 154, in the Official Records of Angelina County, Texas.	Angelina

14	F. R. MODISETTE AND WIFE, RUBY L. MODISETTE	03/03/1963	Recorded on 3/25/1953, Doc. # 54016, Vol. 43, Pg 208, in the Official Records of Angelina County, Texas.	Angelina

15	CHARLES T. METTS AND WIFE, SHIRLEY K. METTS	07/01/2010	Recorded on 8/2/07, under Doc # 2007-00232949, in the Official Records in Angelina County, Texas.	Angelina

16	BRETT FENLEY	07/01/2010	Recorded on 8/2/07, under Doc # 2007-00232950, in the Official Records in Angelina County, Texas.	Angelina

17	DANIEL FENLEY	07/01/2010	Recorded on 8/2/07, under Doc # 2007-00232951, in the Official Records in Angelina County, Texas.	Angelina

18	YVONNE FENLEY	07/01/2010	Recorded on 8/2/07, under Doc # 2007-00232948, in the Official Records in Angelina County, Texas.	Angelina

19	TEXAS SCOTTISH RITE HOSPITAL FOR CRIPPLED CHILDREN	07/05/2010	Memo Recorded 8/16/07, under Doc # 2007-00233620 of the Official Records in Angelina County, Texas.	Angelina

20	TEXAS SCOTTISH RITE HOSPITAL FOR CRIPPLED CHILDREN	07/05/2010	Memo Recorded 8/16/07, under Doc # 2007-00233621, in the Official Records of Angelina County, Texas.	Angelina

21	TEXAS SCOTTISH RITE HOSPITAL FOR CRIPPLED CHILDREN	07/05/2010	Memo Recorded 8/16/07, under Doc # 2007-00233623, in Angelina County, Texas.	Angelina

22	MELVIN R. TODD AND WIFE, CATHRYN TODD	07/24/2010	Recorded on 9/5/07, under Doc # 2007-00234362, in the Official Records in Angelina County, Texas.	Angelina

23	JANA DENMAN MAPPS AS EXECUTRIX FOR THE ESTATE OF PEYTON L.	08/01/2010	Recorded on 9/5/07, under Doc # 2007-00234364, in the Official Records in Angelina County, Texas.	Angelina

24	JANA DENMAN MAPPS SPA TRUST	08/01/2010	Recorded on 9/5/07, under Doc # 2007-00234363, in the Official Records in Angelina County, Texas.	Angelina

25	MAP 0406	09/10/2010	Memo Recorded 10/2/07, under Doc # 2007-00235489, in Angelina County, Texas.	Angelina
Schedule 5.21 - Page 1 of 7

	Lessor	Expiration Date	Recording Information	County
26	MAP 0406	09/10/2010	Memo Recorded 10/2/07, under Doc # 2007-00235487, in Angelina County, Texas.	Angelina

27	MAP 0406	09/10/2010	Memo Recorded 10/2/07, under Doc # 2007-00235490, in Angelina County, Texas.	Angelina

28	MAP 0406	09/10/2010	Recorded 10/2/07, under Doc # 2007-00235488, in the Public Records of Angelina County, Texas.	Angelina

29	MAP 0406	09/10/2010	Recorded 10/2/07, under Doc # 2007-00235491, in the Public Records of Angelina County, Texas.	Angelina

30	S. B. MCMULLEN AND WIFE, LOUISE	09/13/2010	Recorded on 9/27/07, under Doc # 2007-00235261, in the Official Records in Angelina County, Texas.	Angelina

31	JOE ED BROWN	10/14/2010	Recorded on 12/19/05, under Doc # 206942, in the Official Records in Angelina County, Texas.	Angelina

32	A. D. BROWN	10/31/2010	Recorded on 12/28/05, under Doc # 00207296, in the Official Records in Angelina County, Texas.	Angelina

33	TERRY COLLINS	11/16/2010	Recorded on 1/17/06, under Doc # 00208082, in the Official Records in Angelina County, Texas.	Angelina
Oil and Gas Leases, Ratifications and Minerals
All recording references are to the Deed Records or Official Public Records of
Cherokee County, Texas

	Lessor	Expiration Date	Recording Information	County
1	TEXAS SCOTTISH RITE HOSPITAL FOR CRIPPLED CHILDREN	07/05/2010	Recorded on 8-16-07, under Doc # 2007-00233624, of the Official Records in Angelina County, Texas.
			Recorded on 9-20-07, under Doc # 569756, Vol. 1877, Page 97, of the Official Records in Cherokee County, Texas.	Cherokee

2	MAP 0406	09/10/2010	Recorded 10/2/07, under Doc # 00570079, Vol. 1878, Pg. 670, in the Public Records of Cherokee County, Texas.	Cherokee

3	MAP 0406	09/10/2010	Recorded 10/2/07, under Doc # 00570079, Vol. 1878, Pg. 670, in the Public Records of Cherokee County, Texas.	Cherokee

4	MAP 0406	09/10/2010	Recorded 10/2/07, under Doc # 00570070, Vol. 1879, Pg. 598, in the Public Records of Cherokee County, Texas.	Cherokee

5	MAP 0406	09/10/2010	Recorded 10/2/07, under Doc # 00570075, in Vol. 1878, Pg. 638, in the Public Records of Cherokee County, Texas.	Cherokee

6	MAP 0406	09/10/2010	Recorded 10/2/07, under Doc # 00570078, in Vol. 1878, Pg. 662, in the Public Records of Cherokee County, Texas.	Cherokee

7	MAP 0406	09/10/2010	Recorded 10/2/07, under Doc # 00570073, in Vol. 1878, Pg. 622, in the Public Records of Cherokee County, Texas.	Cherokee

8	MAP 0406	09/10/2010	Recorded 10/2/07, under Doc # 00570069, in Vol. 1878, Pg. 590, in the Public Records of Cherokee County, Texas.	Cherokee

9	MAP 0406	09/10/2010	Recorded 10/2/07, under Doc # 00570072, in Vol. 1878, Pg. 614, in the Public Records of Cherokee County, Texas.	Cherokee

10	MAP 0406	09/10/2010	Recorded 10/2/07, under Doc # 00570077, in Vol. 1878, Pg. 654, in the Public Records of Cherokee County, Texas.	Cherokee

11	MAP 0406	09/10/2010	Recorded 10/2/07, under Doc # 00570065, in Vol. 1878, Pg. 583, in the Public Records of Cherokee County, Texas.	Cherokee

12	MAP 0406	09/10/2010	Recorded 10/2/07, under Doc # 00570074, in Vol. 1878, Pg. 630, in the Public Records of Cherokee County, Texas.	Cherokee
Schedule 5.21 - Page 2 of 7

	Lessor	Expiration Date	Recording Information	County
13	MAP 0406	09/10/2010	Recorded 10/2/07, under Doc # 00570076, in Vol. 1878, Pg. 646, in the Public Records of Cherokee County, Texas.	Cherokee

14	MAP 0406	09/10/2010	Recorded 10/2/07, under Doc # 00570630, in Vol. 1881, Pg. 599, in the Public Records of Cherokee County, Texas and under Doc. # 2007-00235492 in the Public Records of Angelina County, Texas	Cherokee

15	MAP 0406	09/10/2010	Recorded 10/2/07, under Doc # 00570629, in Vol. 1881, Pg. 597, in the Public Records of Cherokee County, Texas and under Doc. # 2007-00235493, in the Public Records of Angelina County, Texas	Cherokee
Oil and Gas Leases, Ratifications and Minerals
All recording references are to the Deed Records or Official Public Records of
Houston County, Texas

	Lessor	Expiration Date	Recording Information	County
1	TIN INC. dba TEMPLE-INLAND	06/08/2007	Memo Recorded on 5/25/07, Under Doc. # 703773, Page 1 of the Official Records of Houston County, Texas.	Houston

2	HARRIET HOLCOMB SKIPPER	09/22/2010	Record on December 22, 2004, under Doc. #045909, page 1, in the Official Records of Houston, Co., Texas.	Houston

3	ROBERT J. SKIPPER	09/22/2010	Recorded on December 22, 2004, under Doc. #045908, page 1, in the Official Records of Houston Co., Texas.	Houston

4	CURTIS V. TIMS AND WIFE, ETHEL D. TIMS	10/20/2010	Recorded on December 22, 2004, under Doc. #045911, page 1, in the Official Records of Houston Co., Texas.	Houston

5	EDWARD P. GROSS AND WIFE, QUEVA GROSS	10/26/2010	Recorded on December 22, 2004, under Doc. #045912, page 1, in the Official Records of Houston Co., Texas.	Houston

6	JOSEPH H. HOLCOMB AND WIFE, LAURA S. HOLCOMB	10/28/2010	Recorded on December 22, 2004, under Doc. #045913, page 1, in the Official Records of Houston Co., Texas.	Houston

7	W. H. HOLCOMB, III AND WIFE, JOE ANNE HOLCOMB	11/18/2010	Recorded on December 22, 2004, under Doc. #04915, page 1, in the Official Records of Houston Co., Texas.	Houston

8	ROYCE E. READ, M. D.	12/21/2010	Recorded on 1/07/06, under Doc # 061370, in the Official Records, in Houston County, Texas.	Houston

9	DAVID G. CASTLEBERRY AND WIFE, NANCY CASTLEBERRY	02/14/2011	Recorded on 7/13/06, Under Doc # 066170, Vol 0, Page 1, in the Official Records in Houston, County, Texas.	Houston

10	T. B. CUTLER AND WIFE SHIRLEY	02/16/2011	Recorded on 7/13/06 under Doc # 66169, Vol., 0, Page 1, in the Official Records in Houston County, Texas.	Houston

11	STUART SUSSDORF	02/20/2011	Recorded on 7/13/06, under Doc 66171, Vol. 0, Page 1, in the Official Records of Houston County, Texas.	Houston

12	CURTIS W. FITZGERALD II	02/20/2011	Recorded on 7/13/06, under Doc # 66168, Vol 0, Page 1, in the Official Records in Houston County, Texas.	Houston

13	FORD CARTWRIGHT	02/20/2011	Recorded on 10/26/06, under Doc # 610255, Vol. 0, Page 1, in the Official Records in Houston County, Texas.	Houston

14	US DEPT OF THE INTERIOR BUREAU OF LAND MANAGEMENT	09/01/2011	Recorded on 12/17/01 under Doc # 100000005085 in Houston County, Texas and in Vol. 666, Pg. 525 in Trinity County, Texas.	Houston

15	US DEPT OF THE INTERIOR BUREAU OF LAND MANAGEMENT	09/01/2011	Recorded on 12/17/01 under Doc # 100000005086 in Houston County, Texas.	Houston

16	US DEPT OF THE INTERIOR BUREAU OF LAND MANAGEMENT	09/01/2011	Recorded on 12/17/01 under Doc # 100000005087 in Houston County, Texas.	Houston

17	US DEPT OF THE INTERIOR BUREAU OF LAND MANAGEMENT	09/01/2011	Recorded on 12/17/01 under Doc # 100000005088 in Houston County, Texas.	Houston

18	US DEPT OF THE INTERIOR BUREAU OF LAND MANAGEMENT	09/01/2011	Recorded on 12/17/01 under Doc # 100000005089 in Houston County, Texas.	Houston

19	US DEPT OF THE INTERIOR BUREAU OF LAND MANAGEMENT	09/01/2011	Recorded on 12/17/01 under Doc # 100000005090 in Houston County, Texas.	Houston

20	US DEPT OF THE INTERIOR BUREAU OF LAND MANAGEMENT	09/01/2011	Recorded on 12/17/01 under Doc # 100000005091 in Houston County, Texas.	Houston
Schedule 5.21 - Page 3 of 7

	Lessor	Expiration Date	Recording Information	County
21	US DEPT OF THE INTERIOR BUREAU OF LAND MANAGEMENT	09/01/2011	Recorded on 12/17/01 under Doc # 100000005095 in Houston County, Texas.	Houston

22	US DEPT OF THE INTERIOR BUREAU OF LAND MANAGEMENT	09/01/2011	Recorded on 12/17/01 under Doc # 100000005096 in Houston County, Texas.	Houston

23	US DEPT OF THE INTERIOR BUREAU OF LAND MANAGEMENT	09/01/2011	Recorded on 12/17/01 under Doc # 100000005101 in Houston County, Texas.	Houston

24	US DEPT OF THE INTERIOR BUREAU OF LAND MANAGEMENT	09/01/2011	Recorded on 12/17/01 under Doc # 100000005103 in Houston County, Texas.	Houston

25	US DEPT OF THE INTERIOR BUREAU OF LAND MANAGEMENT	09/01/2011	Recorded on 12/17/01 under Doc # 100000005104 in Houston County, Texas and in Vol. 666, Pg. 537 in Trinity County, Texas.	Houston

26	US DEPT OF THE INTERIOR BUREAU OF LAND MANAGEMENT	09/01/2011	Document # 0100000005082 Page 1, in the Official Records of Houston County, Texas.	Houston

27	US DEPT OF THE INTERIOR BUREAU OF LAND MANAGEMENT	09/01/2011	Was not able to find a record of Official Recording. Document # 0100000005083 Page 1 of the Official Records of Houston County, Texas.	Houston

28	US DEPT OF THE INTERIOR BUREAU OF LAND MANAGEMENT	09/01/2011	Recorded 12/17/01 Under Doc # 0100000005084 Page 1 of the Official Records of Houston County, Texas.	Houston

29	US DEPT OF THE INTERIOR BUREAU OF LAND MANAGEMENT	09/01/2011	Recorded 12/17/09 under Doc # 0100000005092, Page 1 of the Official Records in Houston County, Texas	Houston

30	US DEPT OF THE INTERIOR BUREAU OF LAND MANAGEMENT	09/01/2011	N/A	Houston

31	US DEPT OF THE INTERIOR BUREAU OF LAND MANAGEMENT	09/01/2011	N/A	Houston

32	US DEPT OF THE INTERIOR BUREAU OF LAND MANAGEMENT	09/01/2011	N/A	Houston

33	US DEPT OF THE INTERIOR BUREAU OF LAND MANAGEMENT	09/01/2011	N/A	Houston

34	US DEPT OF THE INTERIOR BUREAU OF LAND MANAGEMENT	09/01/2011	N/A	Houston

35	US DEPT OF THE INTERIOR BUREAU OF LAND MANAGEMENT	09/01/2011	N/A	Houston

36	US DEPT OF THE INTERIOR BUREAU OF LAND MANAGEMENT	09/01/2011	N/A	Houston

37	US DEPT OF THE INTERIOR BUREAU OF LAND MANAGEMENT	09/01/2011	N/A	Houston

38	US DEPT OF THE INTERIOR BUREAU OF LAND MANAGEMENT	09/01/2011	N/A	Houston

39	VOOR MAC, L.L.C.	02/22/2013	Memo Recorded on 1/ under Doc # 0, Page 1, of the Official Records of Houston County, Texas.	Houston

40	US DEPT OF THE INTERIOR BUREAU OF LAND MANAGEMENT	09/01/2016	N/A	Houston

41	US DEPT OF THE INTERIOR BUREAU OF LAND MANAGEMENT	09/01/2016	N/A	Houston

42	US DEPT OF THE INTERIOR BUREAU OF LAND MANAGEMENT	09/01/2016	N/A	Houston

43	US DEPT OF THE INTERIOR BUREAU OF LAND MANAGEMENT	09/01/2016	N/A	Houston

44	US DEPT OF THE INTERIOR BUREAU OF LAND MANAGEMENT	09/01/2016	N/A	Houston

45	US DEPT OF THE INTERIOR BUREAU OF LAND MANAGEMENT	06/01/2017	N/A	Houston

46	THE STATE OF TEXAS	04/27/2029	Recorded on 6-16-09 under Doc # 2009-00257225 in the Official Records in Angelina County, Texas. Recorded on 4-20-09, under Doc #901372 in the Official Records in Houston County, Texas.	Houston
Schedule 5.21 - Page 4 of 7

Oil and Gas Leases, Ratifications and Minerals
All recording references are to the Deed Records or Official Public Records of
Panola County, Texas

	Lessor	Expiration Date	Recording Information	County
1	NANITA WALLS	02/06/2000	Recorded on 3/24/98 in Vol. 1029, Page 245 of the Official Records of Panola Co., Texas.	Panola

2	ESAU WALLS	02/06/2000	Recorded on in Vol. 1029, Page 248 of the Official Records of Panola Co., Texas.	Panola

3	ELSIE WALLS SMITH	02/06/2000	Recorded on 3/24/98 in Vol. 1029, Page 250 of the Official Records of Panola Co., Texas.	Panola

4	IMOGENE GRAY	02/06/2000	Recorded on 4/8/98 in Vol. 1030, Page 533 of the Official Records of Panola Co., Texas.	Panola

5	HENRY SHEGOG, ET AL	02/06/2000	Recorded on 4/23/98 in Vol. 1031, Page 649 of the Official Records of Panola Co., Texas.	Panola

6	GOVEREE HINCHEN	02/11/2000	Recorded in Vol. 1029, Page 243 in the Deed Records of Panola Co., Texas.	Panola

7	WILLIE HINCHEN	03/03/2000	Recorded in Vol. 1034, Page 698 in the Deed Records of Panola Co., Texas.	Panola

8	LELA DOLL JACKSON	03/03/2000	Recorded in Vol. 1034, Page 693 in the Deed Records of Panola Co., Texas.	Panola

9	OSCAR SPENCER HINCHEN	03/03/2000	Recorded in Vol. 1035, Page 380 in the Deed Records of Panola Co., Texas	Panola

10	DOROTHY JEAN WILLIAMS	03/03/2000	Recorded in Vol. 1035, Page 378 in the Deed Records of Panola Co., Texas.	Panola

11	MICHELLE STEPHENSON GILLESPIE	03/03/2000	Recorded in Vol. 1034, Page 684 in the Deed Records of Panola Co., Texas	Panola

12	ROBERT YOUNGBLOOD HENRY	03/03/2000	Recorded in Vol. 1044, Page 416 in the Deed Records of Panola Co., Texas	Panola

13	DONALD STEPHENSON	03/03/2000	Recorded in Vol. 1034, Page 677 in the Deed Records of Panola Co., Texas	Panola

14	LOUISE SWINDELL	03/03/2000	Recorded in Vol. 1031, Page 669 in the Deed Records of Panola Co., Texas	Panola

15	WELDON STEPHENSON	03/03/2000	Recorded in Vol. 1031, Page 666 in the Deed Records of Panola Co., Texas	Panola

16	MARIE STEPHENSON WINSLOW	03/03/2000	Recorded in Vol. 1031, Page 661 in the Deed Records of Panola Co., Texas	Panola

17	ALVA JEAN HINCHEN THOMPSON	03/03/2000	Recorded in Vol. 1030, Page 543 in the Deed Records of Panola Co., Texas	Panola

18	GLORIA STEPHENSON	03/03/2000	Recorded in Vol. 1030, Page 538 in the Deed Records of Panola Co., Texas	Panola

19	TERESA HINCHEN WALLACE	03/03/2000	Recorded in Vol. 1030, Page 535 in the Deed Records of Panola Co., Texas	Panola

20	ALFONZO STEPHENSON	03/03/2000	Recorded in Vol. 1030, Page 526 in the Deed Records of Panola Co., Texas	Panola

21	CHARLES L. HENRY, III	03/10/2000	Recorded in Vol. 1034, Page 689 of the Deed Records of Panola Co., Texas	Panola

22	ALVIN HINCHEN	03/10/2000	Recorded in Vol. 1031, Page 656 in the Deed Records of Panola Co., Texas.	Panola

23	BERNICE HINCHEN	03/10/2000	Recorded in Vol. 1030, Page 540 in the Deed Records of Panola Co., Texas.	Panola

24	NETTIE ANN OLIVER ET AL	03/10/2000	Recorded in Vol. 1034, Page 679 in the Deed Records of Panola Co., Texas.	Panola

25	BERNELL HOLLIS	03/10/2000	Recorded in Vol. 1029, Page 252 in the Deed Records of Panola Co., Texas.	Panola

26	ASLINE REBECCA HINCHEN JONES	03/10/2000	Recorded in Vol. 1030, Page 523 in the Deed Records of Panola Co., Texas.	Panola

27	TERESA BROOKS ROBERTS	03/10/2000	Recorded in Vol. 1031, Page 654 in the Deed Records of Panola Co., Texas	Panola

28	FRED BROOKS	03/10/2000	Recorded in Vol. 1031, Page 659 in the Deed Records of Panola Co., Texas.	Panola

29	INOLA FRANCES HENRY	03/10/2000	Recorded in Vol. 1034, Page 696 in the Deed Records of Panola Co., Texas.	Panola

30	ROBERT SPENCER HENRY	03/10/2000	Recorded in Vol. 1029, Page 261 in the Deed Records of Panola Co., Texas.	Panola

31	ARSHEAL HINCHEN, JR.	03/10/2000	Recorded in Vol. 1030, Page 531 in the Deed Records of Panola Co., Texas.	Panola
Schedule 5.21 - Page 5 of 7

	Lessor	Expiration Date	Recording Information	County
32	RONALD STEPHENSON	03/10/2000	Recorded in Vol. 1034, Page 691 in the Deed Records of Panola Co., Texas	Panola

33	PAMELA HINCHEN MALLARD	03/10/2000	Recorded in Vol. 1031, Page 671 in the Deed Records of Panola Co., Texas	Panola

34	BETTY HINCHEN ROBINSON	03/10/2000	Recorded in Vol. 1031, Page 664 in the Deed Records of Panola Co., Texas	Panola

35	NELSON HINCHEN THOMPSON	03/10/2000	Recorded in Vol. 1029, Page 264 in the Deed Records of Panola Co., Texas	Panola

36	MATTIE STEPHENSON	10/02/2000	Recorded on 12/17/98, under Doc # 53665 in Vol. 1051, Page 159 in the Official Records of Panola County, Texas.	Panola

37	JAMES A. STEPHENSON, III	11/24/2000	Recorded in Vol. 1070, Page 574 in the Deed Records of Panola Co., Texas	Panola

38	JERRY LEE STEPHENSON	11/24/2000	Recorded in Vol. 1070, Page 576 in the Deed Records of Panola Co., Texas	Panola

39	CLEOPATRA WALLS EWING	02/06/2001	Recorded on 2/23/98 in Vol. 1026, Page 711 of the Official Records of Panola Co., Texas.	Panola

40	MICHAEL STEPHENSON	06/19/2004	Recorded in Vol. 1162, Page 818 in the Deed Records of Panola Co., Texas	Panola

41	MARY S. DERRETT	06/19/2004	Recorded in Vol. 1160, Page 775 in the Deed Records of Panola Co., Texas	Panola

42	ALFRED L. STEPHENSON	06/20/2004	Recorded in Vol. 1164, Page 401 in the Deed Records of Panola Co., Texas	Panola

43	LENA S. DAVIS	06/20/2004	Recorded in Vol. 1160, Page 773 in the Deed Records of Panola Co., Texas	Panola

44	ANDREW STEPHENSON	10/26/2006	Recorded in Vol. 1297, Page 168 in the Deed Records of Panola Co., Texas	Panola

45	GWENDOLYN MISHAUN HENRY FIELDS	01/26/2007	Recorded in Vol. 1308, Page 424 in the Deed Records of Panola Co., Texas	Panola

46	WALTER J. GRAY	03/03/2007	Recorded on 12/15/08 in Vol. 1481, Page 580 of the Official Records of Panola Co., Texas.	Panola

47	LEVI GAYNOR, III	11/21/2008	Recorded in Vol. 1461, Page 449 in the Deed Records of Panola Co., Texas	Panola

48	MARILYN GAYNOR	11/21/2008	Recorded in Vol. 1461, Page 455 in the Deed Records of Panola Co., Texas	Panola

49	CHIARA SIMMONS BURNETT	11/21/2008	Recorded in Vol. 1461, Page 464 in the Deed Records of Panola Co., Texas	Panola

50	CHASTITY SIMMONS	11/21/2008	Recorded in Vol. 1461, Page 461 in the Deed Records of Panola Co., Texas	Panola

51	BARBARA SIMMONS-PEARSON	11/21/2008	Recorded in Vol. 1461, Page 467 in the Deed Records of Panola Co., Texas	Panola

52	ANNIE LEE WHITE	11/21/2008	Recorded in Vol. 1461, Page 458 in the Deed Records of Panola Co., Texas	Panola

53	LINDA J. MARTIN	11/21/2008	Recorded in Vol. 1461, Page 452 in the Deed Records of Panola Co., Texas	Panola

54	CHARLOSETTA GRIFFIN	03/10/2010	Recorded in Vol. 1030, Page 529 in the Deed Records of Panola Co., Texas.	Panola

55	BONNIE HANSON	04/30/2010	Recorded in Volume 1377 and Page 167 of the Official Records of Panola County, Texas.	Panola

56	JUANITA ATKERSON	04/30/2010	Recorded in Volume 1377 and Page 167 of the Official Records of Panola County, Texas.	Panola

57	RUBY PELHAM	04/30/2010	Recorded in Volume 1377 and Page 160 of the Official Records of Panola County, Texas.	Panola

58	RICHARD LEE DAVIDSON, JR.	05/29/2010	Recorded in Volume 1380 and Page 154 of the Official Records of Panola County, Texas.	Panola

59	THOMAS R. ADAMS FAMILY LIMITED PARTNERSHIP	11/19/2010	Memo Recorded on 1/14/2010, under Document # 147522, Vol 155, Page 581, in the Official Records of Panola County, Texas.	Panola
Schedule 5.21 - Page 6 of 7

Oil and Gas Leases, Ratifications and Minerals
All recording references are to the Deed Records or Official Public Records of
Trinity County, Texas

	Lessor Name	Expiration Date	Recording Information	County
1	US DEPT OF THE INTERIOR BUREAU OF LAND MANAGEMENT	09/01/2011	Recorded on 12/17/01 under Vol. 666, Pg. 551, Trinity County, Texas.	Trinity
Schedule 5.21 - Page 7 of 7

Schedule 7.5
to
Purchase and Sale Agreement between
Katy Resources ETX, LLC, Seller and Sun River Energy, Inc., Purchaser
Inventory Surplus
See Exhibit A-2.
Schedule 7.5 - Page 1 of 1

Schedule 9.4(c)
to
Purchase and Sale Agreement between
Katy Resources ETX, LLC, Seller and Sun River Energy, Inc., Purchaser
Seller’s Wiring Instructions
Wiring Instructions:

Texas Capital Bank
ABA # 111017979
Account # 111104697
Katy Resources ETX, LLC
Schedule 9.4(c) - Page 1 of 1

Schedule 11.2(a)(iii)
to
Purchase and Sale Agreement between
Katy Resources ETX, LLC, Seller and Sun River Energy, Inc., Purchaser
Known Claims & Proceedings
Case No. 10-0099, District Court, Houston County, Texas, 3rd Judicial District, Katy Resources ETX, LLC, Plaintiffs v. Dan Blocker Petroleum Consultants, Inc. and Jerry Ransom, Defendants
Schedule 5.7 - Page 1 of 1

EXHIBIT B
TERMS OF RIGHT OF FIRST REFUSAL (“RIGHTS OF FIRST REFUSAL”)
1. First Refusal on Sale of Shares. If the Executive or a transferee or assignee of Executive (the “Selling Shareholder”) proposes to sell all or part of his shares of common stock, the following provisions shall apply:
     (a) Notice: The Selling Shareholder shall first give written notice (the “Option Notice”) to the Company, which notice shall identify the prospective purchaser and shall set forth in reasonable detail the terms and conditions upon which such sale is proposed to be made, and shall be accompanied by copies of the bona fide offer and any other information furnished to or by the prospective purchaser(s). Such notice shall automatically grant to the Company an option to purchase that portion of the Shares of the Selling Shareholder proposed to be assigned or sold upon the same terms and conditions as contained in the bona fide offer.
     (b) Shares Covered by Option: The option granted herein to the Company must be exercised by the Company as to the entire interest being offered (the “Offered Shares”), unless the Selling Shareholder consents to a sale or transfer of less than the entire interest.
     (c) Exercise of Option: The Company, at its sole discretion, may, within thirty (30) days after receipt of the Option Notice (the “Option Period”), give written notice to the Selling Shareholder (the “Acceptance Notice”), signed by the Company, that the Company elects to exercise such option, evidencing its agreement to purchase the Offered Shares.
     (d) Closing of Sale: Closing on the sale of the Offered Shares to the Company shall take place at the principal place of business of the Company ten (10) days after the expiration of the Option Period or at such other place and time as agreed to by the Selling Shareholder and the Company.
Initial:

     (e) Failure to Exercise Option: If the option is not exercised within the Option Period as to the Offered Shares, the Selling Shareholder may sell or transfer the Offered Shares within thirty (30) days thereafter to the prospective purchaser named in the Option Notice at a price and on terms no more favorable than described in the Option Notice.
     (f) Subsequent Transfers: The Selling Shareholder shall not otherwise sell or transfer the Offered Shares to any person after the termination of said sixty (60) day period without again complying with this Section.
     (g) No Pledges: The Executive and each transferee or assignee of the Executive further agrees and covenants not to pledge, lend, hypothecate or otherwise grant any interest in the shares of the common stock, without the prior written consent of the Company, in its sole discretion. The Company shall be entitled to redeem the shares of common stock at the purchase price thereof in the event of any breach of this section.
Initial: